                                                Filed Pursuant to Rule 485(a)
                                                Registration No.  2-71299
                                                                    811-3153

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X
                                                                 -----
     Pre-Effective Amendment No.  ______                         _____

     Post-Effective Amendment No.   40                             X
                                  ------                         -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X
                                                                 -----

     Amendment No.  40
                   -----
                       FRANK RUSSELL INVESTMENT COMPANY
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

       909 A Street, Tacoma, Washington                     98402
     -------------------------------------                 --------
    (Address of Principal Executive Office)               (ZIP Code)

       Registrant's Telephone Number, including area code: 253/627-7001

                  Gregory J. Lyons, Associate General Counsel
                       Frank Russell Investment Company
             909 A Street, Tacoma, Washington  98402  253/596-2406
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)
               Steven M. Felsenstein, Esq.
               Stradley, Ronon, Stevens & Young
               2600 One Commerce Square
               Philadelphia, WA  19103  215/564-8074
--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering:
     It is proposed that this filing will become effective (check appropriate box)
     (    )  immediately upon filing pursuant to paragraph (b)
     (    )  on (date) pursuant to paragraph (b)

     ( X  )  60 days after filing pursuant to paragraph (a)(i)
     (    )  on (_____________) pursuant to paragraph (a)(i)
     (    )  75 days after filing pursuant to paragraph (a)(ii)
     (    )  on (date) pursuant to paragraph (a)(ii) of rule 485.
     If appropriate, check the following box:
     (    )  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      DECLARATION PURSUANT TO RULE 24f-2

     Registrant has declared its intention to register an indefinite number of shares of beneficial interest, par value of $.01, of Frank Russell Investment Company pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended. The Registrant filed its Rule 24f-2 notice for the fiscal year ended December 31, 1997 on March 20, 1998.

                                           Frank Russell Investment Company
                                           File No. 2-71299
                                           P/E Amd. #40
                                   FORM N-1A
                                   ---------
                       Cross-Reference Sheet Required By
                   Rule 481(a) under Securities Act of 1933

FORM N-1A
ITEM No.         ITEM CAPTION                   LOCATION
---------        --------------------           ----------------------
                 Information Required           Prospectus Caption
Part A           in a Prospectus                unless otherwise noted
---------        ---------------------          ----------------------
  1              Cover Page                     Cover Page
  2              Synopsis
   (a)                                          Summary
   (b)                                          Highlights and Table of Contents
  3              Condensed Financial
                 Information
   (a)                                          Financial Highlights
   (b)                                          Not Applicable
   (c)                                          Investment Objectives, Restrictions and Policies
   (d)                                          Annual reports to be filed.
  4              General Description of
                 Registrant
   (a)(i)                                       Cover page; Additional Information - Organization,
                                                Capitalization and Voting
  (ii)                                          Investment Objectives, Restrictions and Policies
   (b)                                          Investment Objectives, Restrictions and Policies
   (c)                                          Investment Objectives, Restrictions and Policies
  5              Management of the Funds
   (a)                                          General Management of the Funds
   (b)                                          Money Manager Profiles; General Management of the Funds
   (c)                                          General Management of the Funds
   (d)                                          General Management of the Funds; Additional Information -
                                                Distributor, Custodian, Accountants and Reports
   (e)                                          General Management of the Funds
   (f)                                          Expenses of the Funds
   (g)                                          Portfolio Transaction Policies
  5A             Management's Discussion of     Annual Report to be filed.
                 Fund Performance
  6              Capital Stock and Other
                 Securities
   (a)                                          Eligible Investors; Additional Information - Organization,
                                                Capitalization and Voting
   (b)                                          Additional Information - Organization, Capitalization and
                                                Voting
   (c)                                          Not Applicable
   (d)                                          Not Applicable

                 Information Required           Prospectus Caption
Part A           in a Prospectus                unless otherwise noted
---------        --------------------           ----------------------
   (e)                                          Back Cover
   (f)                                          Dividends and Distributions
   (g)                                          Taxes
   (h)                                          Not Applicable
  7              Purchase of Securities Being
                 Offered
   (a)                                          Additional Information - Distributor, Custodian,
                                                Accountants and Reports
   (b)                                           Eligible Investors; How Net Asset Value is Determined; How
                                                to Purchase Shares
   (c)                                          Not Applicable
   (d)                                          Eligible Investors
   (e)                                          Not Applicable
   (f)                                          Not Applicable
   (g)                                          Not Applicable
  8              Redemption or Repurchase
   (a)                                          How to Redeem Shares
   (b)                                          Not Applicable
   (c)                                          Eligible Investors
   (d)                                          How to Redeem Shares
  9              Pending Legal Proceedings      Not Applicable

                       (SPECIALTY FUNDS PROSPECTUS)

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402

                         TELEPHONE (800) 787-7354
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Trust") is an open-end, management investment company with 28 different investment series or portfolios ("Funds"). This Prospectus describes and offers interests in the Class S Shares of Money Market, U.S. Government Money Market, Tax Free Money Market and Equity T Funds and in the Class C, Class E and Class S Shares of each of the other five Funds listed below:

       Real Estate Securities Fund            Short Term Bond Fund
       Emerging Markets Fund                  (formerly Fixed Income II Fund)
       Equity T Fund                          Money Market Fund
       Tax Exempt Bond Fund                   US Government Money Market Fund
       (formerly Limited Volatility Tax Free
        Fund)
       Tax Free Money Market Fund
       Special Growth Fund

  Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

  Frank Russell Investment Management Company ("FRIMCo") operates and administers the Funds. Class C, Class E, and Class S Shares are sold at their net asset value. Class E and Class S Shares have no Rule 12b-1 fees; Class C and Class E Shares are subject to a 0.25% shareholder servicing fee; and Class C Shares are currently subject to a 0.75% Rule 12b-1 fee. Although there is no specified minimum investment in the Funds described in this Prospectus, these Funds are designed to be used as part of an allocated investment portfolio in combination with Funds described in the Trust's Russell Funds Prospectus or Institutional Funds Prospectus. Investments in the Funds described in this Prospectus will be applied toward any applicable minimum initial investment requirements with respect to other Funds. Additionally, investors must qualify as Eligible Investors, as described in this Prospectus.

  FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  INVESTMENTS IN MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND, US GOVERNMENT MONEY MARKET FUND AND TAX FREE MONEY MARKET FUND (TOGETHER, THE "MONEY MARKET FUNDS") WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

  This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it before investing and retain it for future reference. A Statement of Additional Information ("SAI"), dated January 4, 1999 has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated into this Prospectus by reference and is available without charge by writing to the address listed above or by telephoning (800) 787-7354.

  This Prospectus relates to the Class C, Class E, and Class S Shares of all of the Funds named above except for the Equity T, Money Market, US Government Money Market, and Tax Free Money Market Funds, which only offer Class S Shares

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Trust and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

                     PROSPECTUS DATED JANUARY 4, 1999

                               TABLE OF CONTENTS

            CERTAIN TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE

           GLOSSARY, WHICH BEGINS ON PAGE 52 OF THIS PROSPECTUS.

Summary.....................................................................   3
Annual Fund Operating Expenses..............................................   5
Financial Highlights........................................................   8
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........  19
Eligible Investors..........................................................  20
General Management of the Funds.............................................  20
Expenses of the Funds.......................................................  23
The Money Managers..........................................................  23
Investment Objectives, Policies and Practices...............................  24
Portfolio Transaction Policies..............................................  35
Dividends and Distributions.................................................  36
Taxes.......................................................................  37
Performance Information.....................................................  38
How Net Asset Value Is Determined...........................................  41
How to Purchase Shares......................................................  42
How to Redeem Shares........................................................  45
Additional Information......................................................  47
Money Manager Profiles......................................................  49
Glossary....................................................................  52

                                    SUMMARY

  The Funds are designed to provide a means for Eligible Investors to use FRIMCo's and Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" techniques and money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Trust divides responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. See "The Purpose of the Funds--Multi-Style, Multi-Manager Diversification."

  Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

  REAL ESTATE SECURITIES FUND -- A HIGH LEVEL OF TOTAL RETURN GENERATED THROUGH ABOVE-AVERAGE CURRENT INCOME, WHILE MAINTAINING THE POTENTIAL FOR CAPITAL APPRECIATION BY INVESTING PRIMARILY IN THE EQUITY SECURITIES OF COMPANIES IN THE REAL ESTATE INDUSTRY.

  EMERGING MARKETS FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

  EQUITY T FUND -- Capital growth on an after-tax basis by investing primarily in equity securities.

  TAX EXEMPT BOND FUND -- A high level of federal tax-exempt current income by investing primarily in a diversified portfolio of investment grade municipal securities.

  SPECIAL GROWTH FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from Diversified Equity Fund, by investing in equity securities. Diversified Equity Fund is offered in the Trust's Russell Funds prospectus.

  SHORT TERM BOND FUND -- Preservation of capital and secondarily the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  MONEY MARKET FUND -- Maximum current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing exclusively in short-term, high-grade, money market instruments.

  US GOVERNMENT MONEY MARKET FUND -- Maximum current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing exclusively in US government obligations.

  TAX FREE MONEY MARKET FUND -- Maximum current income exempt from federal income tax consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing in short-term municipal obligations. See "Investment Objectives, Policies and Practices."

  The Trust's Fund had aggregate net assets of approximately $13.0 billion on September 30, 1998. The net assets of the Funds described in this Prospectus on September 30, 1998 were:

   Real Estate
    Securities............ $  597,394,034
   Emerging Markets....... $  279,828,075
   Equity T............... $  221,585,297
   Tax Exempt Bond........ $  121,718,820
   Special Growth......... $  557,219,435
   Short Term Bond........ $  458,314,779
   Money Market........... $1,114,082,968
   US Government Money
    Market................ $  161,994,504
   Tax Free Money
    Market................ $  174,921,524

  You may buy and sell shares of the Funds through an authorized Financial Intermediary. All Class S Shares are sold without a sales charge, commission, or Rule 12b-1 fee. Class C and Class E are subject to a 0.25% shareholder servicing fee and Class C is at present subject to a 0.75% Rule 12b-1 fee. Except as indicated below, all classes of Shares are redeemed at net asset value. You may also exchange shares of one Fund for shares of another Fund. See "How to Purchase Shares" and "How to Redeem Shares."

  You should be aware of the general risks associated with investments in mutual funds. One or more Funds may make investments and engage in investment practices and techniques that involve risks, including entering into repurchase agreements, lending portfolio securities and entering into hedging transactions. Also, foreign securities in which Emerging Markets Fund may invest may be subject to certain risks in addition to those inherent in US investments. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and Practices" and in the Glossary.

SHAREHOLDER TRANSACTION EXPENSES

  You would pay the following charges when buying or redeeming Shares of a
Fund:

               MAXIMUM SALES MAXIMUM SALES LOAD
               LOAD IMPOSED      IMPOSED ON      DEFERRED                   EXCHANGE
               ON PURCHASES  REINVEST DIVIDENDS SALES LOAD* REDEMPTION FEES   FEES
               ------------- ------------------ ----------- --------------- --------
   Class C....     None             None           0.75%         None         None
   Class E....     None             None           None          None         None
   Class S....     None             None           None          None#        None

---------------------

* If you purchase Class C or E Shares of the Funds, you will pay a shareholder servicing fee. This fee is 0.25% of your average daily net assets.

# Equity T has a redemption fee of 1.00%

                        ANNUAL FUND OPERATING EXPENSES
                        (AS A PERCENTAGE OF NET ASSETS)

                                                                              TOTAL FUND
                                                                            GROSS OPERATING
                             ADVISORY FEE     RULE 12B-1                      EXPENSES**#
                         (NET OF FEE WAIVERS)   FEES**   OTHER EXPENSES# (NET OF FEE WAIVERS)+
                         -------------------- ---------- --------------- ---------------------
CLASS C SHARES
 Real Estate Securities
  Fund..................        0.80%           0.75%         0.55%              2.10%
 Emerging Markets Fund..        1.15%           0.75%         0.91%              2.81%
 Special Growth Fund....        0.90%           0.75%         0.55%              2.20%
 Short Term Bond Fund...        0.30%           0.75%         0.47%              1.52%
 Tax Exempt Bond Fund...        0.30%           0.75%         0.51%              1.56%
CLASS E SHARES
 Real Estate Securities
  Fund..................        0.80%           0.00%         0.55%              1.35%
 Emerging Markets Fund..        1.15%           0.00%         0.91%              2.06%
 Special Growth Fund....        0.90%           0.00%         0.55%              1.45%
 Short Term Bond Fund...        0.30%           0.00%         0.47%              0.77%
 Tax Exempt Bond Fund...        0.30%           0.00%         0.51%              0.81%
CLASS S SHARES
 Real Estate Securities
  Fund..................        0.80%           0.00%         0.30%              1.10%
 Emerging Markets Fund..        1.15%           0.00%         0.66%              1.81%
 Equity T Fund*.........        0.63%           0.00%         0.37%              1.00%
 Special Growth Fund....        0.90%           0.00%         0.30%              1.20%
 Short Term Bond Fund...        0.30%           0.00%         0.22%              0.52%
 Tax Exempt Bond Fund...        0.30%           0.00%         0.26%              0.56%
 Money Market Fund*.....        0.05%           0.00%         0.11%              0.16%
 U.S. Government Money
  Market Fund*..........        0.00%           0.00%         0.30%              0.30%
 Tax Free Money Market
  Fund*.................        0.10%           0.00%         0.18%              0.28%

---------------------

 * FRIMCo has voluntarily agreed to waive a portion of its combined 0.75% advisory and administrative fees for the Equity T Fund, up to the full amount of that combined fee, for all fund expenses that exceed 1.00% of the average daily net assets on an annual basis. FRIMCo has voluntarily agreed to waive a portion of its 0.25% management fee for the US Government Money Market Fund, up to the full amount of that fee for all expenses, excluding Shareholder Servicing and 12b-1 fees, that exceed 0.30% of the average daily net assets on an annual basis. Additionally, FRIMCo has voluntarily agreed to waive 0.15% of its 0.25% and 0.10% of its 0.25% management fee for the Money Market Fund and the Tax Free Money Market Fund, respectively. The waiver for each respective fund is intended to be in effect for the current year, but may be revised or eliminated at any time without notice to shareholders. The gross annual total operating expenses absent the waiver for Class C, Class E and Class S Shares would be 2.07%, 1.32%, and 1.07%, respectively, of the average net assets of the Equity T Fund. The gross annual total operating expenses absent the waivers would be 0.31%, 0.52% and 0.35% of the average net assets of the Money Market Fund, US Government Money Market Fund, and the Tax Exempt Money Market Fund, respectively.

** Class C Shares of the Funds bear 12b-1 fees which are comprised of an asset-based sales charge of up to 0.75% of the average daily net assets of the Class C Shares, as well as a Shareholder Servicing Fee of up to 0.25% of average daily net assets of the Class C Shares of the Funds. Pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Class C Shares of the Funds rather than on a per shareholder basis. Therefore, long-term shareholders of the Class C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

 # Annual Class C Shares operating expenses are based on average net assets expected to be invested during the year ending December 31, 1999. During the course of this period, expenses may be more or less than the amount shown. Other Expenses for Class E and Class C

  Shares include a shareholder servicing fee of 0.25% of average daily net assets of the Funds' Class C Shares and Class E Shares, respectively. Other Expenses for Class E and Class S Shares have been restated to reflect changes to the Trust's Transfer and Dividend Disbursing Agent Agreement, which became effective June 8, 1998. Prior to January 1, 1999, FRIMCo provided management and administrative services to the Funds pursuant to a single Management Agreement for which FRIC paid a single fee. Effective January 1, 1999, FRIMCo's advisory and administrative services are provided under separate agreements which provide for the fees reflected in the table above.

+ Investors purchasing any class of Shares of the Fund through a Financial
  Intermediary, such as a bank or an investment adviser, may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your intermediary for information concerning what additional fees, if any, will be charged.

  Any shareholder account with respect to any Fund described in this Prospectus with a balance of less than $5,000, except Equity T Fund and any of the three Money Market Funds, will be subject to an account maintenance fee of $12.50 per year. The fee will be deducted from dividends payable to each applicable account or by liquidating shares in the account, or both. The fees will be waived for: (i) accounts established before July 1, 1998; (ii) accounts held by retirement plans representing multiple participants; (iii) accounts held by trustees, officers, employees, and certain third-party contractors of the Trust and its affiliates and their spouses and children; and (iv) classes of accounts for which maintenance costs are absorbed by a third-party. Investors considering an investment of less than $5,000 in any Fund described in this Prospectus may wish to consider investing in the Trust's LifePoints Funds, shareholder accounts of which are not subject to an account maintenance fee. For more information see the Trust's LifePoints Funds Prospectus.

  These tables are intended to assist you in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's assets and share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

                       EXAMPLE OF EXPENSES FOR THE FUNDS

  Assume that each Fund's annual return is 5% and that its operating expenses are as described above, and that you sell your shares after the number of years shown. These are projected expenses for each $1,000 that you invest:

CLASS C:                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                         ------ ------- ------- --------
Real Estate Securities Fund.....................  $21     $66    $116     $264
Emerging Markets Fund...........................  $28     $89    $155     $353
Tax Exempt Bond Fund............................  $16     $49    $ 86     $196
Special Growth Fund.............................  $22     $69    $122     $277
Short Term Bond Fund............................  $17     $53    $ 92     $210

CLASS E:                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                         ------ ------- ------- --------
Real Estate Securities Fund.....................  $14     $43    $ 75     $170
Emerging Markets Fund...........................  $21     $65    $114     $259
Tax Exempt Bond Fund............................  $ 8     $26    $ 45     $102
Special Growth Fund.............................  $15     $46    $ 80     $102
Short Term Bond Fund............................  $ 9     $29    $ 51     $116

CLASS S:                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                         ------ ------- ------- --------
Real Estate Securities Fund.....................  $11     $35    $ 61     $138
Emerging Markets Fund...........................  $18     $57    $100     $228
Equity T Fund...................................  $10     $32    $ 55     $126
Special Growth Fund.............................  $12     $38    $ 66     $151
Short Term Bond Fund............................  $ 7     $21    $ 37     $ 84
Tax Exempt Bond Fund............................  $ 7     $22    $ 39     $ 89
Money Market Fund...............................  $ 2     $ 5    $  9     $ 20
US Government Money Market Fund.................  $ 3     $ 9    $ 17     $ 35
Tax Free Money Market Fund......................  $ 3     $ 9    $ 15     $ 35

           FINANCIAL HIGHLIGHTS OF THE REAL ESTATE SECURITIES FUND*

  The following tables contain important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The tables include selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the tables represent the Financial Highlights for the Fund's Class S Shares and Class E Shares, respectively, for the periods shown. No Class C Shares were issued during the periods shown. The tables appear in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

REAL ESTATE SECURITIES FUND: CLASS S SHARES

                           1997     1996     1995     1994     1993     1992    1991    1990   1989++
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 29.19  $ 23.51  $ 22.53  $ 22.76  $ 21.50  $19.33  $14.99  $19.31  $20.00
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     1.36     1.39     1.32     1.25     1.05    1.08    1.11    1.30     .42
 Net realized and
  unrealized gain (loss)
  on investments........     3.93     6.89     1.03      .40     2.68    2.16    4.36   (4.30)   (.73)
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
 Total From Investment
  Operations............     5.29     8.28     2.35     1.65     3.73    3.24    5.47   (3.00)   (.31)
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
LESS DISTRIBUTIONS:
 Net investment income..    (1.41)   (1.34)   (1.35)   (1.23)   (1.04)  (1.07)  (1.13)  (1.32)   (.38)
 Net realized gain on
  investments...........    (2.21)   (1.26)     --      (.45)   (1.43)    --      --      --      --
 In excess of net
  realized gain on
  investments...........      --       --       --      (.20)     --      --      --      --      --
 Tax return of capital..      --       --      (.02)     --       --      --      --      --      --
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
 Total Distributions....    (3.62)   (2.60)   (1.37)   (1.88)   (2.47)  (1.07)  (1.13)  (1.32)   (.38)
                          -------  -------  -------  -------  -------  ------  ------  ------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 30.86  $ 29.19  $ 23.51  $ 22.53  $ 22.76  $21.50  $19.33  $14.99  $19.31
                          =======  =======  =======  =======  =======  ======  ======  ======  ======
TOTAL RETURN (%)(a).....    18.99    36.81    10.87     7.24    17.42   17.29   37.08  (15.92)  (1.57)
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses, to
  average net
  assets (b)............     1.02     1.04     1.04     1.05     1.11    1.20    1.31    1.60     .32
 Net investment income
  to average net assets
  (b)...................     4.57     5.64     6.10     5.65     4.52    5.60    6.50    8.94    6.90
 Portfolio turnover
  (b)...................    49.40    51.75    23.49    45.84    58.38   19.72   13.28   12.11    8.74
 Net assets, end of year
  ($000 omitted)........  615,483  445,619  290,990  209,208  145,167  75,902  42,771  20,845   7,699
 Average commission rate
  paid per share of
  security ($ omitted)..    .0618    .0631      N/A      N/A      N/A     N/A     N/A     N/A     N/A

---------------------
 * See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 ++ For the period July 28, 1989 (commencement of operations) to December 31, 1989.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended December 31, 1989 are annualized.

                        REAL ESTATE SECURITIES FUND



FINANCIAL HIGHLIGHTS - CLASS E

                                                                1997   1996**
                                                               ------  ------
NET ASSET VALUE BEGINNING OF PERIOD..........................  $29.18  $26.67
                                                               ------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.......................................    1.14     .24
 Net realized and unrealized gain (loss) on investments......    3.95    3.85
                                                               ------  ------
 Total Income From Investment Operations.....................    5.09    4.09
                                                               ------  ------
LESS DISTRIBUTIONS:
 Net investment income.......................................   (1.04)   (.32)
 Net realized gain on investments............................   (2.21)  (1.26)
                                                               ------  ------
 Total Distributions.........................................   (3.25)  (1.58)
                                                               ------  ------
NET ASSET VALUE, END OF PERIOD...............................  $31.02  $29.18
                                                               ======  ======
TOTAL RETURN (%).............................................   18.20   15.75(a)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)....................     388     101
 Ratios to average net assets (%)(b):
 Operating expenses..........................................    1.71    1.77
 Net investment income.......................................    3.94    5.31
 Portfolio turnover rate (%)(b)..............................   49.40   51.75
 Average commission rate paid per share of security ($
  omitted)...................................................   .0618   .0631

---------------------

 * For the period November 4, 1996 (commencement of sale) to December 31, 1996.


(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.

(b) The ratios for the period ended December 31, 1996 are annualized.

              FINANCIAL HIGHLIGHTS OF THE EMERGING MARKETS FUND*

               (FORMERLY LIMITED VOLATILITY TAX FREE FUND)

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. No Class C or Class E Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EMERGING MARKETS FUND

                                      1997     1996     1995     1994     1993
                                     -------  -------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF
 YEAR..............................  $ 12.35  $ 11.16  $ 12.25  $ 13.90  $10.00
                                     -------  -------  -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.............      .14      .10      .11      .15     .07
 Net realized and unrealized gain
  (loss) on investments............     (.56)    1.26    (1.12)   (1.24)   4.09
                                     -------  -------  -------  -------  ------
 Total From Investment Operations..     (.42)    1.36    (1.01)   (1.09)   4.16
                                     -------  -------  -------  -------  ------
LESS DISTRIBUTIONS:
 Net investment income.............     (.05)    (.08)    (.03)    (.10)   (.07)
 In excess of net investment
  income...........................     (.09)    (.09)    (.02)    (.10)   (.01)
 Net realized gain on investments..      --       --       --      (.31)   (.18)
 In excess of net realized gain on
  investments......................      --       --      (.03)    (.05)    --
                                     -------  -------  -------  -------  ------
 Total Distributions...............     (.14)    (.17)    (.08)    (.56)   (.26)
                                     -------  -------  -------  -------  ------
NET ASSET VALUE, END OF YEAR.......  $ 11.79  $ 12.35  $ 11.16  $ 12.25  $13.90
                                     =======  =======  =======  =======  ======
TOTAL RETURN (%)(a)(c).............    (3.45)   12.26    (8.21)   (5.83)  41.83
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to
  average net assets (b)(c)........     1.64     1.71     1.75      .80     .80
 Operating expenses, gross, to
  average net assets (b)(c)........     1.64     1.72     1.80      .83    1.60
 Net investment income to average
  net assets (b)(c)................      .87      .77      .88     1.10    1.33
 Portfolio turnover (b)............    50.60    34.62    71.16    57.47   89.99
 Net assets, end of year ($000
  omitted).........................  333,052  271,490  172,673  127,271  65,457
 Average commission rate paid per
  share of security ($
  omitted)(d)......................    .0012    .0007      N/A      N/A     N/A

---------------------
 * See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 ++ For the period January 29, 1993 (commencement of operations) to December 31, 1993.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended December 31, 1993, are annualized.
(c) For periods prior to April 1, 1995, fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(d) In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY T FUND*

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY T FUND

                                                                1997    1996+
                                                               -------  ------
NET ASSET VALUE, BEGINNING OF YEAR............................ $ 10.61  $10.00
                                                               -------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income........................................     .08     .03
 Net realized and unrealized gain (loss) on investments.......    3.28     .61
                                                               -------  ------
   Total Income From Investment Operations....................    3.36     .64
LESS DISTRIBUTIONS:
 Net investment income........................................    (.07)   (.03)
                                                               -------  ------
NET ASSET VALUE, END OF YEAR.................................. $ 13.90  $10.61
                                                               =======  ======
TOTAL RETURN (%)(a)(c)........................................   31.73    6.10
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to average net assets (b)(c)........    1.00    1.00
 Operating expenses, gross, to average net assets (b)(c)......    1.08    2.83
 Net investment income to average net assets (b)(c)...........     .92    1.62
 Portfolio turnover (b).......................................   39.23    8.86
 Net assets, end of year ($000 omitted)....................... 109,735  19,931
 Average commission rate paid per share of security ($ omit-
  ted)........................................................   .0271   .0301

---------------------
 * See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
 + For the period October 7, 1996 (commencement of operations) to December 31, 1996.
(a)  Periods less than one year are not annualized.
(b) The ratios for the period October 7, 1996 (commencement of operations) to December 31, 1996 are annualized.
(c) Fund performance, operating expenses, and net investment income are reported net of investment management fees paid to the Manager or money managers, but gross of any investment services fees.

               FINANCIAL HIGHLIGHTS OF THE TAX EXEMPT BOND FUND*

               (FORMERLY LIMITED VOLATILITY TAX FREE FUND)

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. No Class C or Class E Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

TAX EXEMPT BOND FUND

                           1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $21.02  $21.24  $20.48  $21.45  $21.03  $20.85  $20.49  $20.51  $20.41  $20.46
                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     .84     .85     .81     .86     .94    1.01    1.17    1.25    1.21    1.15
 Net realized and
  unrealized gain (loss)
  on investments........     .18    (.21)    .77    (.97)    .42     .18     .35    (.03)    .17    (.10)
                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total From Investment
   Operations...........    1.02     .64    1.58    (.11)   1.36    1.19    1.52    1.22    1.38    1.05
                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
LESS DISTRIBUTIONS:
 Net investment income..    (.84)   (.86)   (.82)   (.86)   (.94)  (1.01)  (1.16)  (1.24)  (1.28)  (1.10)
 In excess net
  investment income.....    (.01)
  Total Distributions...    (.85)   (.86)   (.82)   (.86)   (.94)  (1.01)  (1.16)  (1.24)  (1.28)  (1.10)
                          ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
NET ASSET VALUE, END OF
 YEAR...................  $21.19  $21.02  $21.24  $20.48  $21.45  $21.03  $20.85  $20.49  $20.51  $20.41
                          ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN (%)........    4.92    3.07    7.81   (0.54)   6.58    5.85    7.64    6.12    6.95    5.23
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses, to
  average net assets....     .71     .75     .74     .72     .75     .80     .84     .86     .74     .65
 Net investment income
  to average net
  assets................    3.99    4.02    3.91    4.14    4.40    4.89    5.68    6.06    5.64    5.50
 Portfolio turnover
  (a)...................   40.79   74.34   73.91   71.71   24.05   18.21  129.12   99.00   89.93   67.24
 Net assets, end of year
  ($000 omitted)........  83,076  66,344  63,838  48,975  51,211  38,399  26,173  23,553  25,657  38,151

---------------------
 * See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
(a) Beginning in 1992, variable rate daily demand securities were excluded from the turnover calculation.

               FINANCIAL HIGHLIGHTS OF THE SPECIAL GROWTH FUND*

  The following tables contain important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The tables include selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the tables represent the Financial Highlights for the Fund's Class S Shares and Class E Shares, respectively, for the periods shown. No Class E Shares were issued during the periods shown. The tables appear in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

SPECIAL GROWTH FUND: CLASS S SHARES

                           1997     1996     1995     1994     1993     1992     1991     1990    1989    1988
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 40.79  $ 39.17  $ 33.47  $ 35.82  $ 36.63  $ 34.47  $ 24.71  $29.35  $26.19  $23.58
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .08      .12      .18      .16      .07      .05      .24     .42     .42     .24
 Net realized and
  unrealized gain (loss)
  on investments........    11.18     6.87     9.25     (.71)    5.22     4.22    10.34   (4.57)   5.78    2.99
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
  Total From Investment
   Operations...........    11.26     6.99     9.43     (.55)    5.29     4.27    10.58   (4.15)   6.20    3.23
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
LESS DISTRIBUTIONS:
 Net investment income..     (.08)    (.12)    (.21)    (.10)    (.07)    (.06)    (.24)   (.42)   (.48)   (.21)
 Net realized gain on
  investments...........    (6.25)   (5.25)   (3.52)    (.85)   (6.03)   (2.05)    (.58)   (.07)  (2.56)   (.41)
 In excess of net
  realized gain on
  investments...........      --       --       --      (.85)     --       --       --      --      --      --
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
  Total Distributions...    (6.33)   (5.37)   (3.73)   (1.80)   (6.10)   (2.11)    (.82)   (.49)  (3.04)   (.62)
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 45.72  $ 40.79  $ 39.17  $ 33.47  $ 35.82  $ 36.63  $ 34.47  $24.71  $29.35  $26.19
                          =======  =======  =======  =======  =======  =======  =======  ======  ======  ======
TOTAL RETURN (%)........    28.77    18.65    28.52    (3.71)   15.48    12.52    43.11  (14.28)  23.92   13.82
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses, net
  to average net
  assets................     1.15     1.19     1.22     1.20     1.31     1.33     1.36    1.50    1.49    1.47
 Net investment income
  to average net
  assets................      .18      .28      .49      .50      .19      .14      .80    1.57    1.42     .92
 Portfolio turnover.....    97.19   118.13    87.56    55.40    91.97    42.20    42.81   63.87   85.24   51.75
 Net assets, end of year
  ($000 omitted)........  572,635  393,048  313,678  229,077  188,891  134,913  105,245  62,116  60,146  47,405
 Average commission rate
  paid per share of
  security ($ omitted)..    .0402    .0384      N/A      N/A      N/A      N/A      N/A     N/A     N/A     N/A
 Per share amount of
  fees reimbursed ($
  omitted)..............      --       --       --       --       --       --       --    .0093     --      --

---------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                            SPECIAL GROWTH FUND

                       FINANCIAL HIGHLIGHTS--CLASS E

                                                               1997   1996*
                                                              ------  ------
NET ASSET VALUE BEGINNING OF PERIOD.......................... $40.75  $43.48
                                                              ------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)................................   (.13)   (.02)
 Net realized and unrealized gain (loss) on investments......  11.05    1.63
                                                              ------  ------
   Total Income From Investment Operations...................  10.92    1.61
                                                              ------  ------
LESS DISTRIBUTIONS:
 Net realized gain on investments............................  (6.25)  (4.34)
                                                              ------  ------
NET ASSET VALUE, END OF PERIOD............................... $45.42  $40.75
                                                              ======  ======
TOTAL RETURN (%).............................................  27.90    4.04(a)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)....................  3,154     910
RATIOS TO AVERAGE NET ASSETS (%)(b):
 Operating expenses..........................................   1.83    1.89
 Net investment income (loss)................................   (.51)   (.38)
 Portfolio turnover rate (%)(b)..............................  97.19  118.13
 Average commission rate paid per share of security ($
  omitted)                                                     .0402   .0384

---------------------

 *   For the period November 4, 1996 (commencement of sale) to December 31,
     1996.

(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.

(b)  The ratios for the period ended December 31, 1996 are annualized.

               FINANCIAL HIGHLIGHTS OF THE SHORT TERM BOND FUND*

                     (FORMERLY FIXED INCOME II FUND)

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. No Class C or Class E Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

SHORT TERM BOND FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989    1988
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 18.36  $ 18.55  $ 17.98  $ 18.99  $ 18.56  $ 19.68  $ 18.94  $ 18.69  $18.51  $18.63
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...     1.08     1.04     1.16     1.21      .84     1.35     1.52     1.53    1.69    1.61
Net realized and
 unrealized gain (loss)
 on investments.........      --       .19      .59    (1.07)     .44     (.83)     .72      .23     .27    (.12)
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
  Total From Investment
   Operations...........     1.08      .85     1.75      .14     1.28      .52     2.24     1.76    1.96    1.49
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
LESS DISTRIBUTIONS:
Net investment income...    (1.09)   (1.04)   (1.18)   (1.15)    (.71)   (1.36)   (1.50)   (1.51)  (1.78)  (1.61)
Net realized gain on
 investments............      --       --       --       --       --      (.28)     --       --      --      --
Tax return of capital...      --       --       --       --      (.14)     --       --       --      --      --
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
  Total Distributions...    (1.09)   (1.04)   (1.18)   (1.15)    (.85)   (1.64)   (1.50)   (1.51)  (1.78)  (1.61)
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 18.35  $ 18.36  $ 18.55  $ 17.98  $ 18.99  $ 18.56  $ 19.68  $ 18.94  $18.69  $18.51
                          =======  =======  =======  =======  =======  =======  =======  =======  ======  ======
TOTAL RETURN (%)(a).....     6.02     4.76     9.95      .82     6.98     2.74    12.31     9.71   10.99    8.20
RATIOS (%)/SUPPLEMENTAL
 DATA:
Operating expenses to
 average net assets
 (a)....................      .66      .70      .58      .19      .16      .19      .13      .15     .17     .13
Net investment income to
 average net assets
 (a)....................     5.70     5.70     6.41     6.52     6.16     7.21     8.06     8.45    8.97    8.56
Portfolio turnover......   213.14   264.40   269.31   233.75   229.07   330.58   188.30   184.38  320.16  217.58
Net assets, end of year
 ($000 omitted).........  229,470  222,983  183,577  144,030  138,619  182,735  156,685  119,853  83,313  86,052

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                FINANCIAL HIGHLIGHTS OF THE MONEY MARKET FUND*

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

MONEY MARKET FUND

                          1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR...... $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..   .0563    .0549    .0601    .0447    .0342    .0403    .0618    .0823    .0922    .0759
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..  (.0563)  (.0549)  (.0601)  (.0447)  (.0342)  (.0403)  (.0618)  (.0823)  (.0922)  (.0759)
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR...... $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....    5.79     5.63     6.19     4.57     3.48     4.11     6.38     8.55     9.61     7.86
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average daily
  net assets (a)........     .08      .05      .06      .05      .07      .08      .07      .07      .06      .06
 Operating expenses,
  gross, to average
  daily net assets (a)..     .30      .30      .26      .05      .07      .08      .07      .07      .06      .06
 Net investment income
  to average net assets
  (a)...................    5.65     5.49     6.01     4.49     3.38     4.04     6.13     8.29     9.31     7.59
 Net assets, end of year
  ($000 omitted)........ 926,283  496,932  533,643  502,302  415,998  347,464  316,426  226,339  145,550  116,369

---------------------
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

         FINANCIAL HIGHLIGHTS OF THE US GOVERNMENT MONEY MARKET FUND*

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

US GOVERNMENT MONEY MARKET FUND

                          1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR...... $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..   .0545    .0526    .0580    .0380    .0284    .0347    .0573    .0773    .0861    .0693
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..  (.0545)  (.0526)  (.0580)  (.0380)  (.0284)  (.0347)  (.0573)  (.0773)  (.0861)  (.0693)
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR................... $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)........    5.59     5.40     5.98     3.87     2.88     3.53     5.90     8.04     8.98     7.15
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average daily
  net assets............     .20      .25      .32      .57      .49      .41      .38      .41      .42      .33
 Operating expenses,
  gross, to average
  daily net assets......     .41      .50      .51      .57      .49      .41      .38      .41      .42      .33
 Net investment income
  to average daily net
  assets................    5.44     5.27     5.82     3.91     2.85     3.47     5.74     7.69     8.69     6.94
 Net assets, end of year
  ($000 omitted)........ 187,412  239,725  149,941  112,077   95,410  153,976  182,747  191,623  108,073  131,333

---------------------
* See notes to Financial Statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

         FINANCIAL HIGHLIGHTS OF THE TAX FREE MONEY MARKET FUND*

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

TAX FREE MONEY MARKET FUND

                          1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR...... $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..   .0355    .0329    .0370    .0279    .0251    .0304    .0473    .0582    .0623    .0508
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..  (.0355)  (.0329)  (.0370)  (.0279)  (.0251)  (.0304)  (.0473)  (.0582)  (.0623)  (.0508)
                         -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR................... $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000
                         =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....    3.61     3.35     3.76     2.83     2.55     3.09     4.84     5.99     6.42     5.24
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average daily
  net assets............     .28      .42      .48      .40      .43      .45      .45      .45      .45      .43
 Operating expenses,
  gross, to average
  daily net assets......     .38      .42      .48      .40      .43      .45      .46      .52      .61      .50
 Net investment income
  to average daily net
  assets................    3.55     3.28     3.69     2.84     2.52     3.03     4.73     5.82     6.28     5.36
 Net assets, end of year
  ($000 omitted)........ 130,725  102,207   78,000  100,819   68,154   73,203   61,288   59,892   30,873   39,165

---------------------
 * See notes to Financial Statements which appear in the Trust Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds offer Eligible Investors the opportunities to use FRIMCo's and Russell's "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Russell acts as consultant to the Funds. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for almost 30 years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both the investors' individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds, which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities over the past 50 years have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time, asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to an investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

                              ELIGIBLE INVESTORS

  Shares of the Funds are currently offered only to Eligible Investors. Eligible Investors include:

  . Institutional investors and Financial Intermediaries selected by FRIMCo or by the Trust's Distributor. "Financial Intermediaries" include bank trust departments, registered investment advisers, broker-dealers, employee benefit plans, and other financial service organizations;

  . Institutions or individuals who have acquired shares through institutional investors and Financial Intermediaries; and

  . Trustees, officers, employees and certain third-party contractors of the Trust and its affiliates and their spouses and children.

  Although there is currently no required minimum investment in the Funds described in this Prospectus, the Funds are designed to be used as part of an allocated investment portfolio in combination with Funds described in the Trust's Russell Funds Prospectus or Institutional Funds Prospectus. Investment in the Funds described in this Prospectus will be applied toward any applicable required minimum initial investment with respect to other Funds.

  The Funds generally do not offer their shares directly to individual (i.e., retail) investors, although they may choose to do so. Financial Intermediaries selected by FRIMCo or by the Trust's Distributor may recommend or acquire shares of the Funds for their customers. FRIMCo provides objective-setting and asset-allocation assistance and services to Financial Intermediaries, which in turn provide similar services to their customers. Financial Intermediaries generally receive no compensation from FRIMCo with respect to Class S Shares of the Funds. Financial Intermediaries may receive shareholder servicing compensation from the Fund's Distributor with respect to Class C and Class E Shares of the Funds and distribution compensation with respect to Class C Shares of the Fund. Additionally, Financial Intermediaries may charge their customers a fee for providing these services and other trust or investment-related services.

                        GENERAL MANAGEMENT OF THE FUNDS

  The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Trust's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the Custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results;

  . manages, or hires money managers to manage the Funds' Liquidity
    Portfolio; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed Income I, Diversified Bond, Short Term Bond, Fixed Income III, and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995.
    From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed Income I, Diversified Bond, Short Term Bond, Fixed Income III, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994.
    From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis, and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Diversified Equity, Equity II, Special Growth, Equity III, Equity Income, Equity Q, Quantitative Equity, and Equity T Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Diversified Equity, Equity II, Special Growth, Equity III, Equity Income, Equity Q, Quantitative Equity, and Equity T Funds.

  Russell provides to the Funds and FRIMCo the asset management consulting services--including objective-setting and asset-allocation technology, and money manager research and evaluation assistance--that Russell provides to its other consulting clients. Russell does not receive any compensation from the Funds for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman of the Trust, is the Chairman of the Board of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  Russell is a subsidiary of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). Founded in 1857, Northwestern Mutual is a mutual insurance corporation organized under the laws of Wisconsin. Northwestern Mutual's products consist of a full range of permanent and term life insurance, disability income insurance, long-term care insurance, mutual funds and annuities for personal, estate, retirement, business, and benefits planning. Northwestern Mutual provides its insurance products and services through an exclusive network of approximately 7,200 agents associated with over 100 general agencies nationwide. Northwestern Mutual leads the U.S. in both individual life insurance sold annually and total individual life insurance in force.

  The Trust has received an exemptive order from the SEC which permits the Trust, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the money managers of each Fund. On January 22, 1996, the shareholders of the Trust's Funds voted to approve this arrangement.

  Under its Advisory Agreement with the Trust, FRIMCo receives an advisory fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Trust's agent, pays the money managers for their investment selection services. The remainder of the advisory fee is retained by FRIMCo as compensation for the services described above and to pay expenses. Each Fund may also pay, in addition to the fee set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis. The annual rate of advisory fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets: Real Estate Securities Fund, 0.80%; Emerging Markets Fund, 1.15%; Equity T Fund, 0.70%; Special Growth Fund, 0.90%; Tax Exempt Bond Fund, 0.30%; Short Term Bond Fund, 0.45%; Money Market Fund, 0.20%; US Government Money Market Fund, 0.20%; and Tax Exempt Money Market Fund, 0.20%.

  The fees for Real Estate Securities, Emerging Markets, and Special Growth Funds may be higher than the fees charged by some mutual funds with similar objectives that use only a single money manager.

  FRIMCo has voluntarily agreed to waive all or a portion of its combined advisory and administrative fees for certain Funds. This arrangement is not part of the Advisory Agreement with the Trust or Administrative Agreement (referred to below) and may be changed or discontinued at any time. FRIMCo currently calculates its advisory fee based on a Fund's average daily net assets less any advisory fee incurred on the Fund's assets invested to the extent the Fund incurs advisory fees for investing a portion of its assets in the Trust's Money Market Fund.

                             EXPENSES OF THE FUNDS

  The Funds (and each class, when appropriate) pay all their expenses other than those expressly assumed by FRIMCo. Services which are administrative in nature will be provided by FRIMCo pursuant to an Administrative Agreement for a fee of 0.05% of each Fund's average daily net asset value. The Funds' expenses for Class S Shares and, to the extent applicable, Class E Shares for the year ended December 31, 1997, as a percentage of each Fund's average net assets, are shown in the Financial Highlights tables in this Prospectus. Principal expenses are:

  . the management, transfer agent and recordkeeping fees payable to FRIMCo;

  . fees for custody, preparing tax records, and portfolio accounting, payable to the Custodian;

  . fees for independent auditing and legal services; and

  . filing and registration fees payable to the SEC.

                              THE MONEY MANAGERS

  Each Fund's assets are allocated among the money managers listed in "Money Manager Profiles" in this Prospectus. FRIMCo may change the allocation of a Fund's assets among money managers at any time. FRIMCo may employ or terminate a money manager at any time, subject to the approval by the Board. A Fund will notify its shareholders within 60 days of when a money manager begins providing services. The money managers are selected for the Funds based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager for any Fund.

  From its advisory fees, FRIMCo, as the Trust's agent, pays fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all the assets allocated to the manager for the quarter. For the year ended December 31, 1997, fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Real Estate Securities Fund, 0.29%; Emerging Markets Fund, 0.68%; Equity T Fund, 0.31%; Special Growth Fund, 0.40%; Tax Exempt Bond Fund, 0.25%; Short Term Bond Fund, 0.17%; Money Market Fund, 0.00%; US Government Money Market Fund, 0.00%; and Tax Free Money Market Fund, 0.10%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Trust has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or legal expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds.

  Equity T Fund is managed by J.P. Morgan Investment Management, Inc. ("Morgan"). The individual responsible for the management of the Fund is James
C. Weiss, who is a Vice President and Portfolio Manager in the US Structured Equity area. Mr. Weiss joined Morgan in 1992; prior to that, he was a stock index arbitrageur at Oppenheimer & Company.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies, and the more specific strategies developed by FRIMCo. Although the money managers' activities are subject to general oversight by the Board and the Trust's officers, neither the Board, the officers, FRIMCo (except with respect to Money Market Fund and US Government Money Market Fund), nor Russell evaluate the investment merits of the money managers' individual security selections.

                 INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

  The investment objective and general investment policies of each Fund are described in "Investment Objectives." Types of portfolio securities that may be purchased by the Funds are described in "Fund Investment Securities." Specific investment practices that may be employed by the Funds are identified in "Other Investment Practices." The risks associated with portfolio investments by the Funds are described in those sections, as well as in "Risk Considerations." Certain terms used in these sections are described in the Glossary in this Prospectus.

SUMMARY COMPARISON OF THE FUNDS

                                   ANTICIPATED MAXIMUM
                                     EQUITY      DEBT
      FUND                          EXPOSURE   EXPOSURE          FOCUS
      ----                         ----------- --------          -----
Real Estate Securities Fund.......   65-100%      35%   Total return
Emerging Markets Fund.............   65-100%      35%   Maximum total return
Equity T Fund.....................   65-100%      35%   Capital growth
Special Growth Fund...............   65-100%      35%   Maximum total return
Tax Exempt Bond Fund..............      -- %     100%   Maximum current income
Short Term Bond Fund..............     0-35%     100%   Preservation of capital
Money Market Fund.................      -- %     100%   Maximum current income
US Government Money Market Fund...      -- %     100%   Maximum current income
Tax Free Money Market Fund........      -- %     100%   Maximum current income

INVESTMENT OBJECTIVES

  Each Fund's investment objective is "fundamental," which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its investment objective. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers believe a conservative approach is desirable, or when suitable investments are unavailable.

                          REAL ESTATE SECURITIES FUND

  Real Estate Securities Fund's objective is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of companies in the real estate industry.

  Except for temporary defensive purposes, the Fund will only invest in real estate related securities. These include securities of companies which generate at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-oriented equity securities of real estate companies. These may include shares of real estate investment trusts ("REITs"), partnership units of master limited partnerships, common and preferred stock, and convertible debt securities believed to have attractive equity characteristics. The Fund may invest up to 35% of its total assets in other debt securities of real estate companies. For information on risks, see "Risk Considerations."

  The Fund will attempt to be fully invested at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                             EMERGING MARKETS FUND

  Emerging Markets Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

  Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies in countries having emerging markets (these companies are referred to as "Emerging Market Companies"). For purposes of the Fund's operations, an "emerging market" country will be a country having an economy and market that the World Bank or the United Nations would consider to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe.

  The Fund may not invest in all emerging markets at all times. Lack of adequate custody arrangements or current legal requirements make investing in some developing markets unfeasible. In the future, the Fund's money managers may determine, based on information then available, to expand the emerging market countries in which the Fund may invest. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different emerging market countries. The Fund does not currently anticipate that it will invest more than 25% of its total assets in the securities of any one emerging market country.

  The Fund may invest in common and preferred stocks of Emerging Market Companies, including companies involved in real estate development and gold mining. The Fund may also invest in other types of equity securities and equity derivative securities, such as convertible securities, rights, units, warrants and American Depository Receipts and European Depository Receipts ("Depository Receipts"). The Fund's equity securities will primarily be denominated in foreign currencies and may be held outside the United States.

  The Fund may invest in fixed-income securities, including instruments issued by Emerging Market Companies, governments and their agencies, and in US companies that derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States. The Fund's fixed-income securities may be denominated in other than US dollars.

  Certain emerging markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in those markets solely or primarily through governmentally authorized investment vehicles. For information on risks, see "Risk Considerations."

                                 EQUITY T FUND

  Equity T Fund's objective is to provide capital growth on an after-tax basis by investing principally in equity securities.

  The Fund may invest in common and preferred stocks, rights and warrants, and convertible securities. Generally, the Fund seeks to invest primarily in domestic equity securities that the Fund's money manager believes to be undervalued on a long-term basis. To be fully exposed to the equity markets, the Fund may purchase S&P 500 Index futures contracts. These contracts may be considered to be derivative securities.

  Most stock mutual funds are managed to maximize pre-tax total return, without regard to the shareholder tax consequences of portfolio activity that may result in taxable distributions. In contrast, the Fund seeks to achieve its investment objective while minimizing shareholder tax consequences in connection with the Fund's portfolio investment income and realized capital gains. The Fund is designed for taxable investors who seek to minimize the impact of taxes on their investment returns by participating on a long-term basis in a broadly-diversified investment portfolio of equity securities. The Fund is not recommended for either short-term investors, or for assets that are already tax-deferred (such as assets held in IRAs and 401(k) plans).

  In pursuing the Fund's objective, the money manager utilizes distinct investment strategies and tax-efficient management techniques in an effort to minimize the impact of taxes on the Fund's shareholders. The Fund will attempt to limit short-term capital gains, and to minimize the realization of net long-term capital gains and subsequent distribution of such gains, to shareholders. While the Fund may sell portfolio securities whenever the money manager deems it appropriate, the Fund will typically buy stocks with the intention of holding the stocks for a period of time to qualify for the more favorable tax treatment (i.e., a long-term capital gain).

  When the money manager decides to sell a particular appreciated security, the manager will generally select for sale those share lots with the highest cost basis to minimize capital gains. The money manager will also sell securities in order to realize capital losses. These losses can be used to offset realized capital gains (whether long or short-term) and thereby reduce capital gains distributions to shareholders.

  The Fund intends to remain as fully invested as possible to enhance the potential for attractive total returns. While the Fund is permitted to invest its cash reserves in money market instruments, US government obligations and high-quality debt securities, the money manager will seek to be fully invested in equity securities.

  The Fund retains a redemption fee equal to 1% of the value of the shares redeemed from all redemptions (other than redemptions in kind). The redemption fee is intended to offset the potentially negative impact that redemptions can have on the Fund's portfolio strategy and to contain costs. The fee will indirectly help to offset tax costs that investors bear when the Fund is forced to realize capital gains as a result of shareholder redemptions or investment activity. By being paid directly to the Fund, the fee tends to be advantageous to long-term investors and disadvantageous to short-term investors.

                              SPECIAL GROWTH FUND

  Special Growth Fund's objective is to maximize total return primarily through capital appreciation and assuming a higher level of volatility than a typical growth and income fund. Special Growth Fund seeks to achieve its objective by investing in equity securities.

  The Fund also seeks to provide current income. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies (i.e., companies not listed in the Russell 1000(R) Index). A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies or companies characterized as "special situations." "Emerging growth-type" companies tend to reinvest most of their earnings, rather than pay significant cash dividends. "Special situation" companies are those which the money managers believe present opportunities for capital growth because of cyclical developments in the securities markets, the industry, or the company.

                             TAX EXEMPT BOND FUND

               (FORMERLY LIMITED VOLATILITY TAX FREE FUND)

  Tax Exempt Bond Fund's objective is to provide a high level of federal tax-exempt current income by investing primarily in a diversified portfolio of investment grade municipal securities. The Fund seeks to invest 100%, and will always invest not less than 80%, of its net assets in municipal obligations, including variable rate obligations.

  The Fund may purchase from financial institutions (such as banks and insurance companies) participation interests in variable rate obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank or insurance policy of an insurance company that the money manager concludes meets the Fund's quality standards. The Fund may sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after 30 days' notice, for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise its right to demand payment only on (i) a default under the terms of the municipal obligations,
(ii) when necessary to provide liquidity to meet redemptions, or (iii) to maintain the required portfolio quality.

  The Fund may purchase municipal obligations with a "put" or "standby commitment." A put or "standby commitment" obligates the seller to buy the underlying municipal obligation from the Fund at an agreed upon price and time. If the seller does not honor the put or standby commitment for financial reasons, the Fund may be a general creditor of the seller.

  For information on risks, see "Risk Considerations."

                             SHORT TERM BOND FUND

                     (FORMERLY FIXED INCOME II FUND)

  Short Term Bond Fund's objectives are the preservation of capital and the generation of current income consistent with preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  To achieve this objective, the Fund will invest primarily in securities with shorter maturities or longer maturities with similar risk characteristics to shorter maturity securities.

  The Fund will invest primarily in conventional fixed-income securities. The Fund's investments will include: US Government and US government agency securities; corporate debt securities; mortgage and other asset-backed securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; municipal obligations; preferred and convertible preferred stocks; commercial paper and other money market instruments; and foreign currency exchange related securities. Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality and other criteria.

  The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by Moody's; or, if unrated, judged by the money managers to be of at least equal credit quality to those designations.

                               MONEY MARKET FUND

  Money Market Fund's objectives are to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value, by investing in short-term, high-grade money market instruments.

  The instruments in which the Fund invests include (1) US government obligations; (2) instruments of US and foreign banks and branches ("bank instruments"); (3) commercial paper of US and foreign companies; (4) corporate obligations; (5) variable amount master demand notes; and (6) US government securities which are subject to repurchase agreements, provided that the Fund will not invest in repurchase agreements maturing in more than seven days if, as a result thereof, such repurchase agreements, together with all other illiquid securities, equal more than 10% of the Fund's total assets taken at current market value. See "Portfolio Securities" and "Risk Considerations."

                        US GOVERNMENT MONEY MARKET FUND

  US Government Money Market Fund's objective is to provide the maximum current income that is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing exclusively in US government obligations. The Fund may purchase US government obligations on a forward commitment basis. See "Portfolio Securities."

                        TAX FREE MONEY MARKET FUND

  Tax Free Money Market Fund's objective is to provide the maximum current income exempt from federal income tax that is consistent with the preservation of capital and liquidity, and the maintenance of a $1.00 per share net asset value by investing in short-term municipal obligations. The Fund intends to invest 100% and will always invest 80% of its total assets in municipal obligations. The Fund may invest up to 10% of its net assets in securities subject to legal or contractual restrictions on disposition or for which no readily available market exists.

  The Fund will purchase municipal obligations with demand features only when the demand instrument and the underlying municipal obligations meet the Fund's quality standards. The Fund may purchase municipal obligations with a put or standby commitment. See "Portfolio Securities" and "Risk Considerations."

FUND INVESTMENT SECURITIES

  In pursuing their investment objectives, the Funds described in this Prospectus may invest principally in the securities described below.

DEBT SECURITIES

  The Funds may purchase debt securities that complement their respective investment objectives. The Funds, except Emerging Markets Fund, do not invest in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered to be "investment grade" securities, although Moody's and S&P consider securities rated Baa and BBB, respectively, to have some speculative characteristics. The Funds, other than Emerging Markets Fund, will sell securities whose ratings drop below these minimum ratings, in a prudent manner as determined by the money managers. The market value of debt securities generally varies inversely with interests rates.

DEPOSITORY RECEIPTS

  Emerging Markets Fund may invest in Depository Receipts. These are securities traded in the United States that are issued typically in connection with a US or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. These securities may not necessarily be denominated in the same currency as the securities into which they may be connected.

EQUITY SECURITIES

  Real Estate Securities, Emerging Markets and Equity T Funds invest primarily in equity securities, and Emerging Markets and Equity T Funds may invest in common stock equivalents. The following constitute common stock equivalents: rights and warrants, convertible securities and Depository Receipts. Common stock equivalents may be converted into or provide the holder with the right to common stock. The Emerging Markets and Equity T Funds may also invest in other types of equity securities, including preferred stocks and equity derivative securities.

INVESTMENT COMPANY SECURITIES

  Each Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which a Fund may otherwise invest. Each Fluctuating Fund may invest its cash reserves in the Money Market Fund. Because of restrictions on direct investment by US entities in certain countries, other investment companies may provide the most practical or only way for Emerging Markets Fund to invest in certain markets. These investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. Emerging Markets Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" ("PFIC"), regardless of whether the PFIC makes distributions to the Fund. See "Taxes" in this Prospectus and in the SAI.

US GOVERNMENT OBLIGATIONS

  The Funds may invest in fixed-rate and floating or variable rate US government obligations. Certain of the obligations, including US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Short-term US government securities generally are considered to be among the safest short-term investments. However the US government does not guarantee the net asset value of the Funds' shares. With respect to US government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies or instrumentalities. Accordingly, such US government securities may involve risk of loss of principal and interest.

  The following table illustrates the investments that the Funds primarily invest in or are permitted to invest in:

                                                                                             US
                               REAL                                         SHORT        GOVERNMENT TAX FREE
                              ESTATE   EMERGING          SPECIAL TAX EXEMPT TERM  MONEY    MONEY     MONEY
                            SECURITIES MARKETS  EQUITY T GROWTH     BOND    BOND  MARKET   MARKET    MARKET
TYPE OF PORTFOLIO SECURITY     FUND      FUND     FUND    FUND      FUND    FUND   FUND     FUND      FUND
--------------------------  ---------- -------- -------- ------- ---------- ----- ------ ---------- --------
Common stocks...........         X         X        X        X
Common stock equivalents
 (warrants).............         X         X        X        X
Common stock equivalents
 (options)..............         X         X        X        X
Common stock equivalents
 (convertible debt
 securities)............         X         X        X        X                 X
Common stock equivalents
 (depository receipts)..                   X
Preferred stocks........         X         X        X        X                 X
Equity derivative
 securities.............         X         X        X        X
Debt securities (below
 investment grade or
 junk bonds)............                   X
US government
 securities.............         X         X        X        X        X        X     X        X         X
Municipal obligations...                                     X        X        X
Investment company
 securities.............         X         X        X        X        X        X     X        X         X
Foreign securities......         X         X        X        X                 X

OTHER INVESTMENT PRACTICES

  The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Funds, each of which may involve certain special risks. The Glossary describes each of the investment techniques identified below. The SAI, under the heading "Investment Restrictions, Policies and Certain Investments," contains more detailed information about certain of these practices, including limitations designed to reduce risks.

                                                                                                US      TAX
                             REAL                                                           GOVERNMENT  FREE
                            ESTATE   EMERGING          SPECIAL TAX EXEMPT SHORT TERM MONEY    MONEY    MONEY
                          SECURITIES MARKETS  EQUITY T GROWTH     BOND       BOND    MARKET   MARKET   MARKET
    TYPE OF PRACTICE         FUND      FUND     FUND    FUND      FUND       FUND     FUND     FUND     FUND
    ----------------      ---------- -------- -------- ------- ---------- ---------- ------ ---------- ------
Cash reserves...........       X         X        X        X        X          X
Repurchase
 agreements(1)..........       X         X        X        X        X          X        X        X
When-issued and forward
 commitment securities..       X         X                 X        X          X        X        X        X
Reverse repurchase
 agreements.............       X         X        X        X        X          X        X        X        X
Lending portfolio
 securities, not to
 exceed 33 1/3% of total
 Fund assets............       X         X        X        X                   X        X        X
Illiquid securities
 (limited to 15% of
 Fund's net assets).....       X         X        X        X        X          X
Illiquid securities
 (limited to 10% of
 Fund's net assets).....                                                                X        X        X
Forward currency
 contracts(2)...........                 X                                     X
Write (sell) call and
 put options on
 securities, securities
 indexes and foreign
 currencies(3)..........                 X        X        X                   X
Purchase options on
 securities, securities
 indexes, and
 currencies(3)..........       X         X        X        X                   X
Interest rate futures
 contracts, stock index
 futures contracts,
 foreign currency
 contracts and options
 on futures(4)..........       X         X                 X        X          X
Credit and liquidity
 enhancements...........                                            X                                     X
Liquidity portfolio.....       X         X        X        X                   X

---------------------
(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) Emerging Markets and Short Term Bond Funds may not invest more than one-third of its assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  Investment Restrictions. If a Fund changes its investment objective or policies, you should consider whether the Fund remains right for you. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental.

  Money Market, US Government Money Market and Tax Free Money Market
Funds. Each of the Money Market Funds seeks to maintain a stable net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its portfolio securities at "amortized cost" in compliance with the 1940 Act's Rule 2a-7 (the "Rule"). Each Money Market Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, and invests only in securities with a remaining maturity, as determined under the Rule, of 397 days or less. The Money Market Funds limit their investments to those securities that their money managers determine present minimal credit risks, in accordance with Board-adopted procedures.

  The Money Market Funds will invest in money market instruments (and in the case of Tax Free Money Market Fund, in municipal obligations) that have been rated in the highest rating category by two NRSROs, such as S&P and Moody's. A "Tier 1" security is one that has been rated by either S&P or Moody's in the highest rating category, or, if unrated, is of comparable quality. A "Tier 2" security is one that has been rated in the second highest rating category by either S&P or Moody's, or, if unrated, is of comparable quality. Up to 5% of the total assets of a Money Market Fund may be invested in a single Tier 1 security (other than US government obligations). The Money Market Fund does not invest in Tier 2 securities. See the SAI for a description of the NRSROs.

RISK CONSIDERATIONS

  Concentration in Real Estate Industry. Real Estate Securities Fund will concentrate more than 25% of its total assets in the real estate and real estate related industries. The Fund is subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

  In addition, equity REITs may be affected by changes in the value of the underlying properties owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Moreover, the underlying portfolios of equity and mortgage REITs may not be diversified, and therefore are subject to the risk of financing a single or a limited number of projects. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing either to qualify for tax-free pass through of income under the Code or to maintain their exemption from the 1940 Act.

  Municipal Obligations. The Tax Exempt Funds may invest in municipal obligations, which involve certain risks. Municipal obligations may be affected by economic, business or political developments. These securities may be subject to the provisions of litigation, bankruptcy, and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced, from time to time, to restrict or eliminate the federal income tax exemption for municipal obligations' interest. If legislation is adopted, the Board will reevaluate the Tax Exempt Funds' investment objectives and may submit possible changes in the structure of the Funds to their shareholders.

  Credit and Liquidity Enhancements. Money Market and Tax Free Money Market Funds may invest in securities supported by credit and liquidity enhancements from third parties. These enhancements are generally letters of credit from foreign or domestic banks. Adverse changes in the banks' credit quality could cause losses to the Funds and may affect their net asset values.

  Investment in Foreign Securities. The Funds, other than the Money Market Funds, may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are often incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  The risks associated with investing in foreign securities are heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because each Fund's foreign securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of a Fund's foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  The Money Market Fund may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs"). ECDs, ETDs and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money manager when evaluating credit risk in the selection of investments for the Money Market Fund.

  High Risk Bonds. Emerging Markets Fund may invest up to 5% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the Fund's money managers to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While this debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Emerging Markets Fund's money managers will seek to reduce the risks associated with investing in lower-rated debt securities by limiting the Fund's holding in the securities and by the depth of the managers' credit analysis. For additional information, refer to the SAI.

  Hedging and Risk Management Practices. In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds (except the Money Market Funds) may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, a money manager may not be able to hedge a Fund's investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when its money managers deem it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

  Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

  Borrowing. The Funds are authorized to borrow from banks to obtain cash to pay redemption requests. Currently, each Fund may borrow up to 33 1/3% of the current value of the Funds' total assets. Please see the SAI for a more complete discussion of the Funds' permissible borrowing activities.

  Euro Currency Conversion. January 1, 1999 was the target date for the European Monetary Union's (the "EMU") introduction of a new single currency, the Euro, to replace the national currencies of participating member nations. If the Funds hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the ongoing impact of the Euro on the Funds, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Funds invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

                        PORTFOLIO TRANSACTION POLICIES

  Money managers make decisions to buy and sell securities for the Fund assets assigned to them. FRIMCo makes determinations for any other Fund assets. The other Funds, except Tax Exempt Bond Fund and Equity T Fund, do not seek to realize long-term (rather than short-term) capital gains while making portfolio investment decisions. Tax Exempt Bond Fund seeks to realize long-term (rather than short-term) capital gains when making portfolio management decisions. Equity T Fund seeks to minimize the impact of taxes on its shareholders' returns. These factors will effect the two Funds' portfolio turnover rates.

  Each money manager makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a money manager's services are terminated, the new money manager may significantly restructure an investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The strategy of minimizing the impact of taxes on shareholders' investment returns and avoiding the recognition of capital gains may constrain the ability of FRIMCo to change money managers of Equity T Fund. The annual portfolio turnover rates for the Funds (other than the Money Market Funds) are shown in the Financial Highlights tables in this Prospectus.

  FRIMCo and the money managers arrange for the purchase and sale of the Trust's securities and the selection of brokers and dealers (including affiliates) ("Brokers") that, in the best judgment of FRIMCo and the money managers, provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, Brokers may be selected based on research, statistical or other services that they provide. The Trust may pay commission rates that exceed rates that other Brokers may have charged if the Trust concludes the commissions are reasonable in relation to the value of the brokerage and/or research services.

  The Funds may effect portfolio transactions through Frank Russell Securities, Inc. ("Russell Securities"), an affiliate of FRIMCo, when a money manager believes a Fund will receive competitive execution, price, and commissions. When these transactions are completed, Russell Securities will refund up to 70% of the commissions paid by the Fund after reimbursement for research services provided to FRIMCo. Also, the Funds may effect portfolio transactions through and pay brokerage commissions to Brokers that are affiliates of the money managers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income and, in the case of the Money Market Funds, net short-term capital gains (if any), according to the following schedule:

DECLARED                                PAYABLE                                FUNDS
--------                                -------                                -----
Daily................... 1st business day of following month    Money Market Funds
Monthly................. Early in the following month           Tax Exempt Bond Fund
Quarterly............... Mid: April, July, October and December Real Estate Securities Fund, Special
                                                                 Growth Fund, Short Term Bond Fund
Annually................ Mid-December                           Emerging Markets and Equity T Funds

  The Money Market Funds determine net investment income immediately prior to the determination of their net asset values. This occurs at the close of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day. Net investment income is credited daily to the accounts of shareholders of record prior to the net asset value calculation. The income is paid monthly.

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that you receive them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each Fund has elected and intends to continue to qualify for taxation as a regulated investment company under Subchapter M of the Code. Each Fund must distribute substantially all of its net investment income and net capital gains to shareholders and meet other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, a Fund will generally not be liable for federal income or excise taxes based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. Emerging Markets Fund may incur tax liability to the extent it invests in PFICs. See "Portfolio Securities" and the SAI. The Funds may be subject to nominal, if any, state and local taxes.

  For federal income tax purposes, the dividends from net investment income (except those of the Tax Exempt Funds) and any excess of net short-term capital gains over net long-term capital loss that you receive from the Funds are considered ordinary income. However, depending upon the relevant state tax rules, a portion of the dividends paid by Money Market and US Government Money Market Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. 20% capital gains distributions declared by the Board are taxed at the respective capital gains rates regardless of the length of time you have held the shares. Distributions of income and capital gains are taxed in the manner described above, whether you receive them in cash or reinvest them in additional shares of the Funds. Distributions paid in excess of a Fund's earnings will be treated as a nontaxable return of capital.

  A Fund will notify you of the source of its dividends and distributions at the time they are paid. After the close of each calendar year, the Funds will advise their shareholders of the amounts of:

  . ordinary income dividends, 20% capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year;

  . dividends which qualify for the 70% dividends-received deduction available to corporations;

  . any foreign taxes assessed against Emerging Markets Fund, Short Term Bond
    Fund;

  . the Tax Exempt Funds' dividends subject to federal tax (if any) and attributable to each state;

  . income which is a tax preference item (if any) for alternative minimum tax purposes; and
  . the percentages of Money Market, Short Term Bond and US Government Money
    Market Funds' income attributable to US government, Treasury and agency securities.

  While Equity T Fund is managed to minimize the amount of capital gains realized during a particular year, the realization of capital gains is not entirely within the Fund's or its money manager's control. Shareholder purchase and redemption activity, as well as the Fund's performance, will impact the amount of capital gains realized. Capital gains distributions by Equity T Fund may vary considerably from year to year.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Real Estate Securities, Special Growth or Equity T Funds may qualify in part for the corporate dividends-received deduction. However, the portion depends on the aggregate qualifying dividend income received by either Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax adviser.

  The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Except for shareholders of the Tax Exempt Funds, any loss incurred on the sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. For shareholders of the Tax Exempt Funds, any loss incurred on the sale or exchange of the Funds' shares, held for six months or less, will be disallowed to the extent of exempt-interest dividends (described below) paid with respect to the shares. Any loss not disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  The Tax Exempt Funds intend to continue to qualify to pay "exempt-interest dividends" to their shareholders by maintaining, as of the close of each quarter of their taxable years, at least 50% of the value of their total assets in municipal obligations. If the Funds satisfy this requirement, distributions from net investment income to shareholders will be exempt from federal income taxation to the extent net investment income is represented by interest on municipal obligations. However, to the extent dividends are derived from taxable income from temporary investments, short-term capital gains, or income derived from the sale of bonds purchased with market discount, the dividends are treated as ordinary income, whether paid in cash or reinvested in additional shares.

  The Short Term Bond Fund may acquire zero coupon securities which were issued with original issue discount. When holding these types of securities, the Short Term Bond Fund will have to include a portion of the original issue discount that accrues on the security for the taxable year in taxable income. This requirement is imposed even if the Fund receives no payment on the security during the year. Also, because the Fund must distribute substantially all of its net investment income annually, the Fund may be required to distribute a dividend that is greater than the total amount of cash the Fund actually receives in a particular year. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities (if necessary). The Fund may realize capital gains or losses from those sales, which could further increase or decrease the Fund's dividends and distributions paid to shareholders.

  Each Fund is required to withhold 31% of all taxable dividends, distributions, and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                            PERFORMANCE INFORMATION

  From time to time, the Funds may publish their total return and average annual total return and, in the case of certain Funds, current yield and tax equivalent yield, in advertisements and investor communications. Total return information generally will include a Fund's average annual compounded rate of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged. Except as indicated below for the Class E Shares of the Special Growth and Real Estate Securities Funds, no Class C or Class E Shares were issued during the time periods shown.

THE AVERAGE ANNUAL TOTAL RETURNS FOR CLASS C SHARES OF THE FUNDS ARE AS
FOLLOWS:

  Please refer to Class S average annual total returns. The Class C Shares of the Funds were not issued prior to the date of this prospectus, and the deduction of the Rule 12b-1 fees and shareholder servicing fees applicable to Class C is not reflected for periods prior to those dates. Had those fees been reflected in the Class S returns shown hereafter, the returns would have been lower.

THE AVERAGE ANNUAL TOTAL RETURNS FOR CLASS E SHARES OF THE FUNDS ARE AS
FOLLOWS:

                                        5 YEARS ENDED 10 YEARS ENDED INCEPTION TO
                          1 YEAR ENDED  DEC. 31, 1997 DEC. 31, 1997  DEC. 31, 1997 INCEPTION
                          DEC. 31, 1997 (ANNUALIZED)   (ANNUALIZED)  (ANNUALIZED)    DATE
                          ------------- ------------- -------------- ------------- ---------
Real Estate Securities..     18.20%        17.65%           --          13.92%     07/28/89
Special Growth*.........     27.90%        16.72%         15.48%        14.71%     09/05/85

---------------------

* The returns shown above represent returns for the periods shown. The Class E Shares of the Real Estate Securities and Special Growth Funds were not issued prior to November 4, 1996, and the deduction of shareholder servicing fees applicable to Class E is not reflected in the return shown above, the returns would have been lower. The returns shown above also reflect the deduction of Rule 12b-1 fees from the commencement of Class E operations until May 18, 1998. Had the reduction in Rule 12b-1 fees been reflected in the returns shown above, the returns would have been higher. Effective May 18, 1998, these funds do not charge a 0.40% distribution fee which reduced performance results prior to that date. The results shown have not been reduced to reflect the effect of the elimination of this fee.

  For the Emerging Markets, Short-Term Bond, Equity T, Money Market, US Government Money Market, and Tax Free Money Market Funds, please refer to Class S average annual returns. The Class E Shares of the Funds were not issued prior to the date of this prospectus, and the deduction of shareholder servicing fees applicable to Class E is not reflected for periods prior to those dates. Had those fees been reflected in the returns shown above, the returns would have been lower.

THE AVERAGE ANNUAL TOTAL RETURNS FOR CLASS S SHARES OF THE FUNDS ARE AS
FOLLOWS:

                                        5 YEARS ENDED 10 YEARS ENDED INCEPTION TO
                          1 YEAR ENDED  DEC. 31, 1997 DEC. 31, 1997  DEC. 31, 1997 INCEPTION
                          DEC. 31, 1997 (ANNUALIZED)   (ANNUALIZED)  (ANNUALIZED)    DATE
                          ------------- ------------- -------------- ------------- ---------
Real Estate Securities..      18.99%        17.84%          --           14.03%    07/28/89
Emerging Markets*.......      (3.45)          --            --            5.95     01/29/93
Special Growth..........      28.77         16.90         15.57%         14.78     09/05/85
Short Term Bond Fund#...       6.02          5.66          7.19           9.28     10/31/81
Equity T**..............      31.73           --            --           31.31     10/07/96
Tax Exempt Bond#........       4.92           4.3          5.34           5.48     09/05/85
Money Market*...........       5.79          5.13          6.21           7.40     10/15/81
US Government Money
 Market.................       5.59          4.74          5.72           5.90     09/05/85
Tax Free Money Market...       3.61          3.22          4.16           4.21     05/08/87

---------------------

 * The performance for Emerging Markets, Short-Term Bond, and Money Market Funds prior to April 1, 1995 is reported gross of management fees. For periods after that date, performance results are reported net of management fees, but gross of any shareholder investment services fees. Descriptions of these shareholder investment services fees can be obtained from FRIMCo upon request.

**  Equity T commenced operations on October 7, 1996.

 # The performance of Tax Exempt Bond Fund prior to November 1, 1999 reflects a higher management fee that currently borne by that Fund.

  Tax Exempt Bond Fund and the Short Term Bond Fund also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized--the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based on the stated dividend rate of each security in the Fund's portfolio. The calculation includes all recurring fees that are charged. The 30-day yield for the year ended December 31, 1997 for the Class S shares of Tax Exempt Bond Fund was 3.53% and 5.56% for the Class S Shares of Short Term Bond Fund.

  Tax Exempt Bond Fund may also utilize tax equivalent yields computed in the same manner as yield, with adjustment for a stated income tax rate. The 30-day tax equivalent yield for Class S shares of the Fund for the year ended December 31, 1997, based on a tax rate of 39.6%, was 5.85%.

  The Money Market Funds also may advertise their yields and effective yields. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of a Money Market Fund refers to the income generated by an investment in the Money Market Fund over a 7-day period (the period will be stated in the advertisement). The yield is calculated by determining the net change, excluding capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base return. This income is then annualized--the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in a Money Market Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The following are the current and effective yields for Class S shares of the Money Market Funds during 1997 for the 7-day (and 30-day, in the case of Tax Free Money Market Fund) periods ended:

                             MARCH 31           JUNE 30        SEPTEMBER 30       DECEMBER 3
                         ----------------- ----------------- ----------------- -----------------
                         CURRENT EFFECTIVE CURRENT EFFECTIVE CURRENT EFFECTIVE CURRENT EFFECTIVE
                         ------- --------- ------- --------- ------- --------- ------- ---------
Money Market............  5.58%    5.74%    5.76%    5.93%    5.70%    5.86%    5.73%    5.90%
US Government Money
 Market.................  5.48%    5.63%    5.57%    5.73%    5.44%    5.59%    5.50%    5.65%
Tax Free Money Market
 7 day  period..........  3.32%    3.37%    3.87%    3.94%    3.85%    3.92%    3.89%    3.96%
30 day period...........  3.18%    3.23%    3.70%    3.77%    3.66%    3.73%    3.70%    3.76%

  The Tax Free Money Market Fund may also utilize tax equivalent yields, computed in the same manner as yield, with adjustment for a stated income tax rate. The following are the current and effective tax equivalent yields for Class S shares of Tax Free Money Market Fund, based on a tax rate of 39.6%, during 1997 for the 7-day and 30-day periods ended:

                             MARCH 31           JUNE 30        SEPTEMBER 30       DECEMBER 31
                         ----------------- ----------------- ----------------- -----------------
                         CURRENT EFFECTIVE CURRENT EFFECTIVE CURRENT EFFECTIVE CURRENT EFFECTIVE
                         ------- --------- ------- --------- ------- --------- ------- ---------
Tax Free Money Market
 7 day period...........  5.49%    5.58%    6.41%    6.53%    6.37%    6.49%    6.44%    6.56%
30 day period...........  5.27%    5.35%    6.13%    6.24%    6.07%    6.17%    6.13%    6.23%

  Each Fund may also advertise nonstandardized performance information that is for periods in addition to those that are legally required by the SEC.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders are tendered. For Real Estate Securities, Emerging Markets, Special Growth, Short Term Bond, Equity T and Tax Exempt Bond Funds, a business day is one on which the NYSE is open for trading. A business day for the Money Market Funds includes any day on which the NYSE is open for trading and the Boston Federal Reserve Bank is open. Net asset value per share is computed for a Fund by dividing the current value of the Fund's assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine their net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

  With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price and futures contracts are valued on the basis of the last sale price.

  Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities.

  International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

  The Money Market Funds' portfolio investments are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Money Market Funds utilize the amortized cost valuation method in accordance with the Rule. Money market instruments maturing within 60 days of the valuation date held by the Fluctuating Funds are also valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

  Municipal obligations are appraised or priced by an independent pricing source, approved by the Board, which utilizes relevant information, such as bond transactions, quotations from bond dealers, market transactions in comparable securities and various relationships between securities.

  The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

                            HOW TO PURCHASE SHARES

  The Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at (800) RUSSEL4 (800-787-7354) for assistance in contacting an investment professional near you.

  Certain information noted below, including trade deadlines and payment procedures, are included for informational purposes only. Contact your Financial Intermediary for further details.

DISTRIBUTION PLAN

  Under a distribution plan (the "Distribution Plan") for the Class C Shares, the Trust may pay to the Distributor, or any banks, broker-dealers or other financial institutions that have entered into sales support agreements ("Selling Agents"), an amount (the "12b-1 Fee") for the Selling Agents' activities or expenses primarily intended to result in the sale of the Class C Shares of the Funds subject to the Distribution Plan. The 12b-1 Fee payments are calculated daily and paid quarterly by the Trust, at an annual rate of up to 0.75% of the average daily net assets of a Fund's Class C Shares. The 12b-1 Fee may only be increased when the Board determines that it is in the best interests of shareholders of the Class C Shares of the Funds to do so.

  The 12b-1 Fees may be used to compensate (a) Selling Agents for sales support services provided, and related expenses incurred with respect to Class C Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, the Trust makes no distribution payments to the Distributor with respect to Class C Shares except as described above. Therefore, the Trust does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Trust, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by the Trust under the Distribution Plan.

SHAREHOLDER SERVICE PLAN

  The Trust has adopted a Shareholder Services Plan (the "Services Plan") under which it may make payments to the Distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C or Class E Shares of the Funds. Payments under the Services Plan are calculated daily and paid quarterly by the Trust, at an annual rate of up to 0.25% of the average daily net assets of a Fund's Class C or Class E Shares.

  The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or savings and loan association) from being an underwriter or distributor of most securities. In the event that the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Board will consider appropriate changes in the services.

  State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from the Glass-Steagall Act. Therefore, banks and financial institutions may be required to register as dealers under state law. In addition, some state securities laws may require administrators to register as brokers and dealers.

PAYING FOR SHARES

  Shares of the Funds may be purchased without a sales load on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section), and acceptance of the order. Please note the following:

  Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However, exceptions may be made by prior special arrangement with certain Financial Intermediaries.

  All purchases must be made in U.S. dollars.

  Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to "Frank Russell Investment Company."

  The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. An overdraft charge may also be applied.

OFFERING DATES AND TIMES

  Orders must be received by the Transfer Agent on any day when Fund shares are offered, prior to the following designated times:

  Close of the NYSE (currently            Real Estate Securities, Emerging
   4:00 p.m. Eastern Time)*                Markets, Equity T, Special
                                           Growth, Tax Exempt Bond, Short
                                           Term Bond, and Money Market
                                           Funds

  11:45 a.m. Eastern Time                 Tax Free Money Market Fund

  12:15 p.m. Eastern Time                 US Government Money Market Fund
---------------------

* On days when the Public Securities Association declares an early closure of the bond market, orders for purchase of shares of the Money Market Fund must be received prior to the time of such early closure.

  Orders for the Funds placed in proper form and prior to the deadlines noted above can be accepted for pricing and investment, and will begin earning income on the day of purchase. Orders for the Funds received after the designated times shown above will not be accepted for pricing and investment until the next business day.

ORDER AND PAYMENT PROCEDURES

  There are several ways to invest in the Funds. Purchase orders must be placed through a Financial Intermediary and can be paid for by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

BY MAIL

  For new accounts, please mail the completed Application to the Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

BY FEDERAL FUNDS WIRE

  Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include the investor's account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of an investor's purchase.

BY AUTOMATED CLEARING HOUSE ("ACH")

  An investor can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company. Funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted on the day received by the Funds' Custodian. In that case, the order would be placed on the next business day.

AUTOMATED INVESTMENT PROGRAM

  An investor can make regular investments (minimum $50) to Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. A separate transfer is required for each Fund in which shares are purchased. An investor may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

THREE DAY SETTLEMENT PROGRAM

  The Funds will accept orders from Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

BY MAIL OR TELEPHONE

  Investors may exchange shares of any Fund they own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request). Exchanges from the Equity T Fund will be considered to be redemptions and will be subject to a redemption fee (see the section on "How to Redeem Shares" in this Prospectus).

IN-KIND EXCHANGE OF SECURITIES

  FRIMCo, in its capacity as investment manager of the Trust, may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective, policies and limitations of the particular Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed on any business day the Funds are open at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for liquidation for 15 days following the purchase to assure payment has been collected.

  The Funds reserve the right to reject or delay a redemption on certain legal grounds or to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

  When shares of the Equity T Fund are redeemed, a redemption fee, calculated as a 1% discount of the net asset value of the shares redeemed, will be imposed. The redemption fee is retained by the Equity T Fund. See "Investment Objectives and Practices--Equity T Fund" in this Prospectus for additional information.

REDEMPTION DATES AND TIMES

  Redemption requests must be placed by a Financial Intermediary and received by the Transfer Agent prior to the following designated times. Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

  Close of the NYSE (currently            Real Estate Securities, Emerging
   4:00 p.m. Eastern Time)*                Markets, Equity T, Special
                                           Growth, Short Term Bond, Tax
                                           Exempt Bond and Money Market
                                           Funds

  11:45 a.m. Eastern Time                 Tax Free Money Market Fund

  12:15 p.m. Eastern Time                 US Government Money Market Fund

---------------------

* On days when the Public Securities Association declares an early closure of the bond market, requests for redemption of shares of the Money Market Fund must be received prior to the time of such early closure.

BY MAIL OR TELEPHONE

  Shareholders may redeem shares by calling or writing to their Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

SYSTEMATIC WITHDRAWAL PROGRAM

  The systematic withdrawal program allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  In view of its investment objective and management strategies, shareholders of the Equity T Fund are not able to participate in the systematic withdrawal program.

  You may choose to have the payments mailed to you or directed to your bank account by an ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

                        PAYMENT OF REDEMPTION PROCEEDS

BY CHECK

  A check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a redemption request in proper form.

BY WIRE

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after receipt of your redemption request by the Transfer Agent. Wire transfers may be charged a fee to cover the cost of the wire (for redemptions less than $1,000) and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to domestic commercial banks which are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

PROPER FORM: Written instructions must include:

  A description of the request
  The name of the Fund(s)
  The class of shares, if applicable
  The account number(s)
  The amount of money or number of shares being purchased, exchanged, transferred or redeemed
  The name(s) on the account(s)
  The signature(s) of all registered account owners
  For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

  ACCOUNT TYPE              REQUIREMENTS FOR WRITTEN REQUESTS
------------------------------------------------------------------------------
  Individual, Joint         Written instructions must be signed by each
  Tenants, Tenants in       shareholder, exactly as the names appear in the
  Common                    account registration.
------------------------------------------------------------------------------
  UGMA or UTMA (custodial   Written instructions must be signed by the
  accounts for minors)      custodian in his/her capacity as it appears in the
                            account registration.
------------------------------------------------------------------------------
  Corporation, Association  Written instructions must be signed by authorized person(s), stating his/her capacity as indicated
                            by the corporate resolution to act on the account.
                            A copy of the corporate resolution, certified
                            within the past 90 days, authorizing the signer to
                            act.
------------------------------------------------------------------------------
  Estate, Trust, Pension,   Written instructions must be signed by all
  Profit Sharing Plan       trustees. If the name of the trustee(s) does not
                            appear in the account registration, please provide
                            a copy of the trust document certified within the
                            last 60 days.
------------------------------------------------------------------------------
  Joint tenancy             Written instructions must by signed by the
  shareholders whose co-    surviving tenant(s). A certified copy of the death
  tenants are deceased      certificate must accompany the request.

SIGNATURE GUARANTEE

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. Call your financial institution to see if it has the ability to guarantee a signature. A notary public cannot provide a signature guarantee.

                               ACCOUNT POLICIES

THIRD PARTY TRANSACTIONS

  Investors purchasing Fund shares through a program of services offered by a Financial Intermediary may be required to pay additional fees. Investors should contact their Financial Intermediary for information concerning what additional fees, if any, may be charged.

REDEMPTION IN-KIND

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. Investors will incur brokerage charges on the sale of these portfolio securities.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Trust shares. The Distributor receives no compensation from the Trust for its services with respect to Class C, E and S Shares other than as described under "How to Purchase Shares--Distribution Plan" and "How to Purchase Shares-- Shareholder Service Plan," elsewhere in this Prospectus.

  State Street Bank and Trust Company ("Custodian"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian may deposit securities in securities depositories or use subcustodians. The Custodian has no responsibility for the supervision and management of the Funds.

  PricewaterhouseCoopers LLP ("PricewaterhouseCoopers LLP"), Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Trust is organized and operates as a Massachusetts business trust. Russell has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

  The Trust issues shares of beneficial interest which can be divided into an unlimited number of funds. Each Fund is a separate trust under Massachusetts law. Each Fund's shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. There are no cumulative voting rights. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Special meetings may be called by the Trustees at their discretion, but must be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote.

  The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed by the Trustees or by shareholders at a special meeting.

  At      , each of the following shareholders may be deemed by the 1940 Act to "control" the indicated Specialty Fund listed after their names because such shareholder owns more than 25% of the voting shares of the indicated
Fund:

[TO BE FILED BY AMENDMENT.]

                            MONEY MANAGER PROFILES

  The money managers identified below, other than the money manager for Money Market and US Government Money Market Funds, have no other affiliations with the Funds, FRIMCo, or with Russell. Each money manager has been in business for at least three years and is principally engaged in managing institutional investment accounts. The money managers may also serve as managers or advisers to other Funds in the Trust, or to other clients of Russell, including its wholly-owned subsidiary, Frank Russell Trust Company.

                          REAL ESTATE SECURITIES FUND

  Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017, is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.

  AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803, is a wholly-owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitan Life Insurance Company, a publicly held corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner, of AEW Capital Management, L.P.

                             EMERGING MARKETS FUND

  Genesis Asset Managers, Ltd., 21 Knights Bridge, London, SW1X 7LY, is a limited liability company organized under the laws of the state of Guernsey, the Channel Islands, and has been engaged in the investment advisory business since 1990. Genesis Asset Managers, Ltd., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Genesis Asset Managers Ltd. is affiliated with and has common investment executives with the Genesis Group of fund management companies. The Genesis Group, whose holding company is Genesis Holdings International Ltd. is controlled 55% by management and assorted interests, and the balance held by outside shareholders, with the largest single holding being 15%.

  J.P. Morgan Investment Management Inc., 522 Fifth Avenue, 14th Floor, New York, NY 10036, is a wholly-owned subsidiary of J.P. Morgan and Co. Incorporated, a publicly held bank holding company.

  Montgomery Asset Management LLC, 101 California Street, San Francisco, CA 94111, is a Delaware limited liability company with majority ownership held by Commerzbank AG, a foreign banking organization.

                                 EQUITY T FUND

  J.P. Morgan Investment Management Inc. See: Emerging Markets Fund.

                              SPECIAL GROWTH FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

  Westpeak Investment Advisors, L.P. 1011 Walnut Street, Suite 400, Boulder, CO 80302, is indirectly controlled by Metropolitan Life Insurance Company.

                             TAX EXEMPT BOND FUND

  MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, MA 02116, is a wholly-owned, indirect subsidiary of Sun Life Assurance Company of Canada
(US), a mutual insurance company.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                             SHORT TERM BOND FUND

  BlackRock Financial Management, 345 Park Ave., New York, NY 10154, is a wholly-owned indirect subsidiary of PNC Bank.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

  STW Fixed Income Management Ltd., Trinity Hall, 43 Cedar Avenue, P.O. Box 2910 Hamilton HM KX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                               MONEY MARKET FUND

  Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402, is a registered investment adviser wholly-owned by Frank Russell Company.

                        US GOVERNMENT MONEY MARKET FUND

  Frank Russell Investment Management Company. See: Money Market Fund.

                        TAX FREE MONEY MARKET FUND

  Weiss, Peck & Greer, L.L.C., One New York Plaza, New York, NY 10004, is a registered investment adviser which is a wholly owned subsidiary of Robeco Groep N.V.

  NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATIONS THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                                   GLOSSARY

  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs").

  Board -- The Board of Trustees of the Trust.

  Cash reserves -- The Fluctuating Funds may invest their cash reserves (i.e., funds awaiting investment) in money market instruments and in debt securities of comparable quality to each Fund's permitted investments. As an alternative to a Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Funds' cash reserves in the Trust's Money Market Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Fund's assets invested in the Trust's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended.

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, the Trust's custodian and portfolio accountant.

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Russell Fund Distributors, Inc., the organization that sells the shares of the Funds under a contract with the Trust.

  Eligible Investors -- Institutional investors and Financial Intermediaries that invest in the Funds for their own accounts or in a fiduciary or agency capacity, and that have been selected by FRIMCo or by the Trust's Distributor, and institutions or individuals who have acquired Fund shares through such institutions or Financial Intermediaries and trustees, officers, employees and certain third-party contractors of the Trust and its affiliates and their spouses and children.

  Emerging market companies -- A company in an emerging market means (i) a company whose securities are traded in the principal securities market of an emerging market country; (ii) a company that (alone or on a consolidated basis) derives 50% or more of its total revenue from goods produced, sales made or services performed in emerging market countries; or (iii) a company organized under the laws of, and with a principal office in, an emerging market country.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  Financial Intermediary -- A bank trust department, registered investment adviser, broker-dealer or other financial services organization that has been selected by FRIMCo or the Trust's Distributor.

  Fluctuating Funds -- Real Estate Securities, Emerging Markets, Equity T and Tax Exempt Bond Funds, each a Portfolio of the Trust. The Fluctuating Funds have fluctuating net asset values, in contrast to the Money Market Funds, which seek to maintain a stable net asset value of $1 per share.

  FNMA -- Federal National Mortgage Association.

  Forward Commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. Emerging Markets Fund generally does not enter into forward contracts with terms greater than one year, and typically enters into forward contracts only under two circumstances. First, if the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if a Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, a Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. Emerging Markets Fund will not enter into a forward contract if, as a result, it would have more than one-third of its assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused the Custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect Emerging Markets Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIMCo -- Frank Russell Investment Management Company, the Trust's administrator, manager and transfer and dividend paying agent.

  Funds -- The 28 investment series of the Trust. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions. Nine Funds are described in and offered by this Prospectus.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  Illiquid securities -- Real Estate Securities, Emerging Markets, Equity T and Tax Exempt Bond Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. In the case of the Money Market Funds, this restriction is 10% of each Fund's net assets. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service.

  Lending portfolio securities -- Real Estate Securities, Emerging Markets, Equity T, Money Market and US Government Money Market Funds may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency securities as collateral in an amount equal to at least 102% (for loans of US securities) and 105% (for Non-US securities), of the current market value of loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below the respective percentages set forth above. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%--15% of Real Estate Securities, Emerging Markets and Equity T Funds' assets assigned to a Liquidity portfolio. The Liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax Free Money Market Funds, each a Portfolio of the Trust. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO.

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  Net asset value (NAV) -- The value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

  NYSE -- New York Stock Exchange.

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  PFIC -- A passive foreign investment company. Emerging Markets Fund may purchase interests in an issuer that is considered a PFIC under the Code.

  Prime rate -- The interest rate charged by leading US banks on loans to their most credit-worthy customers.

  REITs -- Real estate investment trusts.

  Repurchase agreements -- Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% (10%, in the case of each Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- Each Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  The Rule -- Rule 2a-7 under the 1940 Act, which governs the operations of the Money Market Funds.

  Russell -- Frank Russell Company, consultant to the Trust and to the Funds.

  S&P -- Standard & Poor's Ratings Group, an NRSRO.

  S&P 500 -- Standard & Poor's 500 Composite Price Index.

  SAI -- The Trust's Statement of Additional Information, dated as noted on the first page of this Prospectus.

  SEC -- US Securities and Exchange Commission.

  Services Fee -- The quarterly investment services fee that may be assessed in the future by Emerging Markets, Equity T and Money Market Funds, and which would be paid to FRIMCo.

  Shares -- The Class S Shares in the Funds described in this prospectus. Each Class S Share of a Fund represents a share of beneficial interest in the Fund.

  Tax Exempt Funds -- Tax Exempt Bond and Tax Free Money Market Funds.

  Transfer Agent -- FRIMCo, in its capacity as the Trust's transfer and dividend paying agent.

  Trust -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC.

  US -- United States.

  US government securities -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

  Variable rate obligations -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations.

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Trust and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

MONEY MANAGERS                                         TAX FREE MONEY MARKET FUND
REAL ESTATE SECURITIES FUND                            Weiss, Peck & Greer, L.L.C.
Cohen & Steers Capital Management
AEW Capital Management, L.P.                           ADVISOR, ADMINISTRATOR, TRANSFER AND
                                                       DIVIDEND PAYING AGENT
EMERGING MARKETS FUND                                  Frank Russell Investment Management Company
Genesis Asset Managers, Ltd.                           909 A Street
J.P. Morgan Investment Management Inc.                 Tacoma, Washington 9840R2
Montgomery Asset Management, L.P.
                                                       CONSULTANT
EQUITY T FUND                                          Frank Russell Company
J.P. Morgan Investment Management Inc.                 909 A Street
                                                       Tacoma, Washington 98402
SPECIAL GROWTH
Delphi Management, Inc.                                DISTRIBUTOR
Fiduciary International, Inc.                          Russell Fund Distributors, Inc.
GlobeFlex Capital, L.P.                                909 A Street
Jacobs Levy Equity Management, Inc.                    Tacoma, Washington 98402
Sirach Capital Management, Inc.
Wellington Management Company LLP                      INDEPENDENT ACCOUNTANTS
Westpeak Investment Advisors, L.P.                     PricewaterhouseCoopers LLP
                                                       One Post Office Square
TAX EXEMPT BOND FUND                                   Boston, MA 02109
MFS Institutional Advisors, Inc.
Standish, Ayer & Wood, Inc.                            LEGAL COUNSEL
                                                       Stradley, Ronon, Stevens & Young, LLP
SHORT TERM BOND                                        2600 One Commerce Square
BlackRock Financial Management                         Philadelphia, PA 19103-7098
Standish, Ayer & Wood, Inc.
STW Fixed Income Management Ltd.                       OFFICE OF SHAREHOLDER INQUIRIES
                                                       909 A Street
MONEY MARKET FUND                                      Tacoma, Washington 98402
Frank Russell Investment Management Company            (800) 832-6688
                                                       (800) RUSSEL4
US GOVERNMENT MONEY MARKET FUND                        In Washington, (253) 627-7001
Frank Russell Investment Management Company

                          (RUSSELL FUNDS PROSPECTUS)

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402

                         TELEPHONE (800) 787-7354
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Trust") is an open-end, management company with 28 different investment series or portfolios ("Funds"). This Prospectus describes and offers interests in the Class C, Class E and Class S Shares of six Funds:

       Diversified Equity Fund    International Securities Fund
       Equity Income Fund         Diversified Bond Fund
       Quantitative Equity Fund   Multistrategy Bond Fund

  Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

  Frank Russell Investment Management Company ("FRIMCo") operates and administers the Funds. Class C, Class E and Class S Shares are sold at their net asset value. Class E and Class S Shares have no 12b-1 fees; Class C and Class E Shares are subject to a 0.25% shareholder servicing fee; and Class C Shares are currently subject to a 0.75% Rule 12b-1 fee. Although there is no specified minimum investment requirement for the Funds described in this Prospectus, the Funds are designed for investors with at least $100,000 to invest in any combination of Funds described in this Prospectus and in the Trust's Specialty Funds Prospectus, in an allocated investment portfolio. Additionally, investors must qualify as Eligible Investors, as described in this Prospectus.

  FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

  THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

  This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it before investing and retain it for future reference. A Statement of Additional Information ("SAI"), dated January 4, 1999, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated into this Prospectus by reference and is available without charge by writing to the address listed above or by telephoning (800) 787-7354.

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Trust and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

                     PROSPECTUS DATED JANUARY 4, 1999

                               TABLE OF CONTENTS

            CERTAIN TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE
             GLOSSARY, WHICH BEGINS ON PAGE 48 OF THIS PROSPECTUS.

Summary.....................................................................   3
Annual Fund Operating Expenses..............................................   5
Financial Highlights........................................................   7
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........  18
Eligible Investors..........................................................  19
General Management of the Funds.............................................  19
Expenses of the Funds.......................................................  22
The Money Managers..........................................................  22
Investment Objectives, Policies and Practices...............................  23
Portfolio Transaction Policies..............................................  31
Dividends and Distributions.................................................  32
Taxes.......................................................................  33
Performance Information.....................................................  34
How Net Asset Value Is Determined...........................................  36
How to Purchase Shares......................................................  36
How to Redeem Shares........................................................  40
Additional Information......................................................  42
Money Manager Profiles......................................................  43
Glossary....................................................................  47

                                    SUMMARY

  The Funds are designed to provide a means for Eligible Investors to use FRIMCo's and the Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" techniques and money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Trust divides responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. See "The Purpose of the Funds--Multi-Style, Multi-Manager Diversification."

  Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

  DIVERSIFIED EQUITY FUND -- Income and capital growth by investing principally in equity securities.

  EQUITY INCOME FUND -- A high level of current income, while maintaining the potential for capital appreciation by investing primarily in income-producing equity securities.

  QUANTITATIVE EQUITY FUND -- Total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

  INTERNATIONAL SECURITIES FUND -- Favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

  DIVERSIFIED BOND FUND -- Effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  MULTISTRATEGY BOND FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

  The Trust's Funds had aggregate net assets of approximately $13.0 billion on September 30, 1998. The net assets of the Funds described in this Prospectus on September 30, 1998 were:

Diversified Equity......... $1,176,787,904
Equity Income.............. $  237,918,856
Quantitative Equity........ $  818,844,455
International Securities... $  848,165,225
Diversified Bond........... $  818,338,738
Multistrategy Bond......... $  550,778,927

  You may buy and sell shares of the Funds through an authorized Financial Intermediary. All Class S Shares are sold without a sales charge, commission, or Rule 12b-1 fee. Class C and Class E are subject to a 0.25% shareholder servicing fee and Class C is at present subject to 0.75% Rule 12b-1 fee. All classes of Shares are redeemed at net asset value. You may also exchange shares of one Fund for shares of another Fund. See "How to Purchase Shares" and "How to Redeem Shares."

  You should be aware of the general risks associated with investments in mutual funds. One or more Funds may make investments and engage in investment practices and techniques that involve risks, including entering into repurchase agreements, lending portfolio securities and entering into hedging transactions. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and Practices" and in the Glossary.

SHAREHOLDER TRANSACTION EXPENSES

  You would pay the following charges when buying or redeeming Shares of a
Fund:

                            MAXIMUM SALES   MAXIMUM SALES
                            LOAD IMPOSED   LOAD IMPOSED ON    DEFERRED                   EXCHANGE
                            ON PURCHASES  REINVEST DIVIDENDS SALES LOAD* REDEMPTION FEES   FEES
                            ------------- ------------------ ----------- --------------- --------
   Class C.................     None             None           0.75%         None         None
   Class E.................     None             None           None          None         None
   Class S.................     None             None           None          None         None

---------------------

* If you purchase Class C or E Shares of the Funds, you will pay a shareholder servicing fee. This fee is 0.25% of your average daily net assets.

                        ANNUAL FUND OPERATING EXPENSES
                        (AS A PERCENTAGE OF NET ASSETS)

                                                                              TOTAL FUND
                                                                            GROSS OPERATING
                             ADVISORY FEE     RULE 12b-1                      EXPENSES**#
                         (NET OF FEE WAIVERS)   FEES**   OTHER EXPENSES# (NET OF FEE WAIVERS)+
                         -------------------- ---------- --------------- ---------------------
CLASS C SHARES
 Diversified Equity
  Fund..................         .73%            .75%          .47%              1.95%
 Equity Income Fund.....         .75%            .75%          .56%              2.06%
 Quantitative Equity
  Fund..................         .73%            .75%          .46%              1.94%
 International Securi-
  ties Fund.............         .90%            .75%          .65%              2.30%
 Diversified Bond Fund..         .40%            .75%          .44%              1.59%
 Multistrategy Bond
  Fund*.................         .53%            .75%          .52%              1.80%

CLASS E SHARES
 Diversified Equity
  Fund..................         .73%            .00%          .47%              1.20%
 Equity Income Fund.....         .75%            .00%          .56%              1.31%
 Quantitative Equity
  Fund..................         .73%            .00%          .46%              1.19%
 International Securi-
  ties Fund.............         .90%            .00%          .65%              1.55%
 Diversified Bond Fund..         .40%            .00%          .44%              0.84%
 Multistrategy Bond
  Fund*.................         .53%            .00%          .52%              1.05%

CLASS S SHARES
 Diversified Equity
  Fund..................        0.73%            .00%         0.22%              0.95%
 Equity Income Fund.....        0.75%            .00%         0.31%              1.06%
 Quantitative Equity
  Fund..................        0.73%            .00%         0.21%              0.94%
 International Securi-
  ties Fund.............        0.90%            .00%         0.40%              1.30%
 Diversified Bond Fund..        0.40%            .00%         0.19%              0.59%
 Multistrategy Bond
  Fund*.................        0.53%            .00%         0.27%              0.80%

---------------------

 * FRIMCo has voluntarily agreed to waive a portion of its combined 0.65% advisory and administrative fees for the Multistrategy Bond Fund, up to the full amount of those combined fees, for all fund expenses that exceed 0.80% of the average daily net assets on an annual basis. This waiver is intended to be in effect for the current year, but may be revised or eliminated at any time without notice to shareholders. The gross annual total operating expenses absent the waiver for Class C, Class E and Class S Shares would be 1.87%, 1.12%, and 0.87%, respectively, of the average net assets of the Multistrategy Bond Fund.
** Pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Class C Shares of the Funds rather than on a per shareholder basis. Therefore, long-term shareholders of the Class C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

 # Annual Class C Shares operating expenses are based on average net assets expected to be invested during the year ending December 31, 1999. During the course of this period, expenses may be more or less than the amount shown. Other Expenses for Class E and Class C Shares include a shareholder servicing fee of 0.25% of average daily net assets of the Funds' Class C Shares and Class E Shares, respectively. Other Expenses for Class E and Class S Shares have been restated to reflect changes to the Trust's Transfer and Dividend Disbursing Agent Agreement, which became effective June 8, 1998. Prior to January 1, 1999, FRIMCo provided management and administrative services to the Funds pursuant to a single Management Agreement for which FRIC paid a single fee. Effective January 1, 1999, FRIMCo's advisory and administrative services are provided under separate agreements which provide for the fees reflected in the table above.

 + Investors purchasing any class of Shares of the Fund through a Financial Intermediary, such as a bank or an investment adviser, may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your intermediary for information concerning what additional fees, if any, will be charged.

  Because the Funds described in this prospectus are designed for investors with an aggregate investment of at least $100,000, as described in the "Eligible Investors" section, any shareholder account with respect to any Fund described in this Prospectus with a balance of less than $10,000 will be subject to an account maintenance fee equal to $12.50 per year. The fee will be deducted from dividends payable to each applicable account or by liquidating shares in the account, or both. The fees will be waived for: (i) accounts established before July 1, 1998; (ii) accounts held by retirement plans representing multiple participants; (iii) accounts held by trustees, officers, employees, and certain third-party contractors of the Trust and its affiliates and their spouses and children; and (iv) classes of accounts for which maintenance costs are absorbed by a third-party. Investors considering an investment of less than $10,000 in any Fund described in this prospectus may wish to consider investing in the Trust's LifePoints Funds, shareholder accounts of which are not subject to an account maintenance fee. For more information see the Trust's LifePoints Funds Prospectus.

  These tables are intended to assist you in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's assets and share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

                       EXAMPLE OF EXPENSES FOR THE FUNDS

  Assume that each Fund's annual return is 5% and that its operating expenses are as described above, and that you sell your shares after the number of years shown. These are projected expenses for each $1,000 that you invest:

CLASS C:                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                         ------ ------- ------- --------
Diversified Equity Fund.........................  $20     $61    $108     $245
Equity Income Fund..............................  $21     $65    $114     $259
Quantitative Equity Fund........................  $19     $61    $107     $244
International Securities Fund...................  $23     $73    $127     $289
Diversified Bond Fund...........................  $16     $50    $ 88     $200
Multistrategy Bond Fund.........................  $18     $57    $ 99     $226

CLASS E:                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                         ------ ------- ------- --------
Diversified Equity Fund.........................  $12     $38     $66     $151
Equity Income Fund..............................  $13     $41     $72     $165
Quantitative Equity Fund........................  $12     $38     $66     $150
International Securities Fund...................  $16     $49     $86     $195
Diversified Bond Fund...........................  $ 8     $26     $46     $106
Multistrategy Bond Fund.........................  $11     $33     $58     $132

CLASS S:                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                         ------ ------- ------- --------
Diversified Equity Fund.........................  $10     $30     $52     $119
Equity Income Fund..............................  $11     $33     $59     $133
Quantitative Equity Fund........................  $ 9     $30     $52     $118
International Securities Fund...................  $13     $41     $72     $164
Diversified Bond Fund...........................  $ 6     $19     $33     $ 74
Multistrategy Bond Fund.........................  $ 8     $25     $44     $101

             FINANCIAL HIGHLIGHTS OF THE DIVERSIFIED EQUITY FUND*

  The following tables contain important financial information relating to the Fund and have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The tables include selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the tables represent the Financial Highlights for the Fund's Class E and Class S Shares, respectively, for the periods shown. No Class C Shares were issued during the periods shown. The tables appear in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

DIVERSIFIED EQUITY FUND: CLASS E SHARES

                                                                         1997+
                                                                         ------
NET ASSET VALUE, BEGINNING OF YEAR...................................... $45.55
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...........................................    .06
 Net realized and unrealized gain (loss) on investments.................   7.97
                                                                         ------
   Total Income From Investment Operations..............................   8.03
                                                                         ------
LESS DISTRIBUTIONS:
 Net investment income..................................................   (.06)
 In excess of net investment income.....................................   (.01)
 Net realized gain on investments.......................................  (9.83)
 In excess of net realized gain on investments..........................   (.04)
                                                                         ------
   Total Distributions..................................................  (9.94)
                                                                         ------
NET ASSET VALUE, END OF YEAR............................................ $43.64
                                                                         ======
TOTAL RETURN (%)(A).....................................................  15.99
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, to average net assets (b)..........................   1.63
 Net investment income (loss) to average net assets (b).................    .10
 Portfolio turnover (b)................................................. 114.11
 Net assets, end of year ($000 omitted).................................  2.839
 Avg. Commission rate paid per share of security ($ omitted)............  .0500

---------------------
 * See the notes to financial statements which appear in Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

 + For the period May 27, 1997 (commencement of sales) to December 31, 1997.

(a) Total return represents performance for the period May 27, 1997 to December 31, 1997.

(b) The ratios for the period December 31, 1997 are annualized.

DIVERSIFIED EQUITY FUND: CLASS S SHARES

                            1997      1996     1995     1994     1993     1992     1991     1990     1989     1988
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $   41.45  $ 38.62  $ 32.26  $ 34.88  $ 35.60  $ 36.36  $ 30.66  $ 35.22  $ 30.46  $ 27.22
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..        .37      .48      .60      .58      .56      .60      .81      .99      .94      .89
 Net realized and
  unrealized gain (loss)
  on investments........      12.06     8.15    10.63     (.49)    3.03     2.30     8.36    (3.45)    7.68     3.57
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total From Investment
   Operations...........      12.43     8.63    11.23      .09     3.59     2.90     9.17    (2.46)    8.62     4.46
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..       (.37)    (.48)    (.60)    (.58)    (.55)    (.61)    (.82)    (.96)   (1.11)    (.81)
 Net realized gain on
  investments...........      (9.83)   (5.32)   (4.27)   (1.87)   (3.76)   (3.05)   (2.65)   (1.14)   (2.75)    (.41)
 In excess of net
  realized gain on
  investments...........       (.04)     --       --      (.26)     --       --       --       --       --       --
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...     (10.24)   (5.80)   (4.87)   (2.71)   (4.31)   (3.66)   (3.47)   (2.10)   (3.86)   (1.22)
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $   43.64  $ 41.45  $ 38.62  $ 32.26  $ 34.88  $ 35.60  $ 36.36  $ 30.66  $ 35.22  $ 30.46
                          =========  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)........      31.32    23.29    35.17    (0.01)   10.53     8.32    31.05    (7.01)   29.06    16.37
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets....        .92      .94      .95      .95      .96      .98      .98     1.03     1.01     1.00
 Net investment income
  to average net
  assets................        .80     1.18     1.56     1.73     1.54     1.69     2.28     2.97     2.65     2.92
 Portfolio turnover.....     114.11    99.90    92.53    57.53    99.80    77.02   116.53    96.90    61.80    66.02
 Net assets, end of year
  ($000 omitted)........  1,042,620  699,691  530,645  414,036  388,420  337,549  325,746  251,254  234,988  202,948
 Average commission rate
  paid per share of
  security ($ omitted)..      .0500    .0465      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

---------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                FINANCIAL HIGHLIGHTS OF THE EQUITY INCOME FUND*

  The following tables contain important financial information relating to the Fund and have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The tables include selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the tables represent the Financial Highlights for the Fund's Class E and Class S Shares, respectively, for the periods shown. No Class C Shares were issued during the periods shown. The tables appear in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY INCOME FUND: CLASS E SHARES

                                                             1997     1996+
                                                            -------  -------
NET ASSET VALUE, BEGINNING OF YEAR......................... $ 40.22  $ 41.86
                                                            -------  -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................................     .32      .10
 Net realized and unrealized gain (loss) on investments....   12.20     2.39
                                                            -------  -------
   Total Income From Investment Operations.................   12.52     2.49
                                                            -------  -------
LESS DISTRIBUTIONS:
 Net investment income.....................................    (.07)    (.18)
 Net realized gain on investments..........................  (11.24)   (3.95)
                                                            -------  -------
   Total Distributions.....................................  (11.31)   (4.13)
                                                            -------  -------
NET ASSET VALUE, END OF YEAR............................... $ 41.43  $ 40.22
                                                            =======  =======
TOTAL RETURN (%)...........................................   32.68     6.23(a)
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses to average net assets (b)..............    1.74     1.77
 Net investment income to average net assets (b)...........     .77     1.50
 Portfolio turnover (b)....................................  139.33   106.40
 Net assets, end of year ($000 omitted)....................     338      122
 Avg. Commission rate paid per share of security ($ omit-
  ted).....................................................   .0410    .0441

---------------------

 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

 + For the period November 4, 1996 (commencement of sales) to December 31,
   1996.

(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.

(b) The ratios for the period December 31, 1996 are annualized.

EQUITY INCOME FUND: CLASS S SHARES

                             1997     1996     1995     1994     1993     1992     1991     1990    1989     1988
                            -------  -------  -------  -------  -------  -------  -------  ------  -------  ------
NET ASSET VALUE, BEGINNING
 OF YEAR..................  $ 40.22  $ 38.43  $ 32.21  $ 35.90  $ 35.32  $ 36.54  $ 30.75  $34.91  $ 30.85  $26.92
                            -------  -------  -------  -------  -------  -------  -------  ------  -------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income....      .69      .82      .94      .90      .83      .99     1.11    1.43     1.34    1.22
 Net realized and
  unrealized gain (loss)
  on investments..........    12.11     7.03    10.08     (.70)    3.69     3.08     7.15   (3.83)    6.47    3.96
                            -------  -------  -------  -------  -------  -------  -------  ------  -------  ------
  Total From Investment
   Operations.............    12.80     7.85    11.02      .20     4.52     4.07     8.26   (2.40)    7.81    5.18
                            -------  -------  -------  -------  -------  -------  -------  ------  -------  ------
LESS DISTRIBUTIONS:
 Net investment income....     (.69)    (.82)    (.97)    (.89)    (.83)   (1.00)   (1.10)  (1.37)   (1.50)  (1.25)
 In excess of net
  investment income.......     (.01)    (.01)     --       --      (.00)     --       --      --       --      --
 Net realized gain on
  investments.............   (11.24)   (5.23)   (3.83)   (3.00)   (3.11)   (4.29)   (1.37)   (.39)   (2.25)    --
                            -------  -------  -------  -------  -------  -------  -------  ------  -------  ------
  Total Distributions.....   (11.94)   (6.06)   (4.80)   (3.89)   (3.94)   (5.29)   (2.47)  (1.76)   (3.75)  (1.25)
                            -------  -------  -------  -------  -------  -------  -------  ------  -------  ------
NET ASSET VALUE, END OF
 YEAR.....................  $ 41.08  $ 40.22  $ 38.43  $ 32.21  $ 35.90  $ 35.32  $ 36.54  $30.75  $ 34.91  $30.85
                            =======  =======  =======  =======  =======  =======  =======  ======  =======  ======
TOTAL RETURN (%)..........    33.59    21.45    34.76      .69    13.23    11.51    27.52   (6.90)   25.61   19.42
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets......     1.04     1.07     1.06     1.04     1.05     1.08     1.11    1.14     1.15    1.13
 Net investment income to
  average net
  assets..................     1.51     2.03     2.51     2.56     2.23     2.68     3.11    4.12     3.94    4.08
 Portfolio turnover.......   139.33   106.40    92.40    89.91    78.72    95.07    61.73   65.97    79.82   58.12
 Net assets, end of year
  ($000 omitted)..........  226,952  195,132  180,116  144,285  149,532  134,365  122,689  99,575  101,589  68,998
 Average commission rate
  paid per share
  of security ($
  omitted)................    .0410    .0441      N/A      N/A      N/A      N/A      N/A     N/A      N/A     N/A

---------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

          FINANCIAL HIGHLIGHTS OF THE QUANTITATIVE EQUITY FUND*

  The following tables contain important financial information relating to the Fund and have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The tables include selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the tables represent the Financial Highlights for the Fund's Class E and Class S Shares, respectively, for the periods shown. No Class C Shares were issued during the periods shown. The tables appear in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

QUANTITATIVE EQUITY FUND: CLASS E SHARES

                             1997   1996+
                            ------  ------
NET ASSET VALUE, BEGINNING
 OF YEAR................... $33.05  $33.81
                            ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income.....    .14     .05
 Net realized and
  unrealized gain (loss) on
  investments..............   9.95    1.87
                            ------  ------
   Total Income From
    Investment Operations..  10.09    1.92
                            ------  ------
LESS DISTRIBUTIONS:
 Net investment income.....   (.07)   (.08)
 Net realized gain on
  investments..............  (6.27)  (2.60)
                            ------  ------
   Total Distributions.....  (6.34)  (2.68)
                            ------  ------
NET ASSET VALUE, END OF
 YEAR...................... $36.80  $33.05
                            ======  ======
TOTAL RETURN (%)...........  31.70    5.91(a)
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets (b)...   1.59    1.65
 Net investment income to
  average net assets (b)...    .33     .81
 Portfolio turnover (b)....  87.67   74.33
 Net assets, end of year
  ($000 omitted)...........  2,344     322
 Avg. Commission rate paid
  per share of security ($
  omitted).................  .0349   .0331

---------------------

 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information.

 +  For the period November 4, 1996 (commencement of sale) to December 31,
    1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b) The ratios for the period December 31, 1996 are annualized.

QUANTITATIVE EQUITY FUND: CLASS S SHARES

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 33.05  $ 30.76  $ 24.84  $ 26.44  $ 25.82  $ 25.88  $ 21.07  $ 23.57  $ 20.21  $18.08
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .38      .51      .50      .49      .45      .49      .58      .66      .68     .56
 Net realized and
  unrealized gain (loss)
  on investments........    10.00     6.24     8.72     (.19)    2.69     1.67     5.93    (1.99)    4.53    2.14
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
  Total From Investment
   Operations...........    10.38     6.75     9.22      .30     3.14     2.16     6.51   (1.33)     5.21    2.70
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
LESS DISTRIBUTIONS:
 Net investment income..     (.38)    (.51)    (.51)    (.49)    (.45)    (.49)    (.58)    (.64)    (.76)   (.57)
 Net realized gain on
  investments...........    (6.27)   (3.95)   (2.79)   (1.41)   (2.07)   (1.73)   (1.12)    (.53)   (1.09)    --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
  Total Distributions...    (6.65)   (4.46)   (3.30)   (1.90)   (2.52)   (2.22)   (1.70)   (1.17)   (1.85)   (.57)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 36.78  $ 33.05  $ 30.76  $ 24.84  $ 26.44  $ 25.82  $ 25.88  $ 21.07  $ 23.57  $20.21
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  ======
TOTAL RETURN (%) .......    32.70    23.08    37.69      .19    12.56     8.67    31.70    (5.60)   26.08   15.05
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets....      .91      .93      .93      .94      .98     1.02     1.03     1.12     1.14    1.16
 Net investment income
  to average net
  assets................     1.04     1.59     1.71     1.95     1.68     1.94     2.39     2.94     3.00    3.00
 Portfolio turnover.....    87.67    74.33    78.83    45.97    62.48    59.19    58.07    57.49    90.65   59.37
 Net assets, end of year
  ($000 omitted)........  996,880  663,925  488,948  380,592  314,647  244,870  201,614  147,730  124,111  89,858
 Average commission rate
  paid per share of
  security ($ omitted)..    .0349    .0331      N/A      N/A      N/A      N/A      N/A      N/A      N/A     N/A

---------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

        FINANCIAL HIGHLIGHTS OF THE INTERNATIONAL SECURITIES FUND*

  The following tables contain important financial information relating to the Fund and have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The tables include selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the tables represent the Financial Highlights for the Fund's Class E and Class S Shares, respectively, for the periods shown. No Class C Shares were issued during the periods shown. The tables appear in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

INTERNATIONAL SECURITIES FUND: CLASS E SHARES

                                                               1997   1996+
                                                              ------  ------
NET ASSET VALUE, BEGINNING OF YEAR........................... $58.47  $58.56
                                                              ------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.......................................    .35    (.03)
 Net realized and unrealized gain (loss) on investments......   (.64)   1.68
                                                              ------  ------
   Total Income From Investment Operations...................   (.29)   1.65
                                                              ------  ------
LESS DISTRIBUTIONS:
 Net investment income.......................................   (.14)   (.27)
 In excess of net investment income..........................   (.15)   (.16)
 Net realized gain on investments............................  (2.19)  (1.31)
 In excess of net realized gains on investments..............  (1.06)    --
                                                              ------  ------
   Total Distributions.......................................  (3.54)  (1.74)
                                                              ------  ------
NET ASSET VALUE, END OF YEAR................................. $54.64  $58.47
                                                              ======  ======
TOTAL RETURN (%).............................................   (.41)   2.86(a)
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, to average assets (b)...................   1.96    2.00
 Net investment income (loss) to average net assets (b)......    .19    (.61)
 Portfolio turnover (b)......................................  73.54   42.43
 Net assets, end of year ($000 omitted)......................  1,271     623
 Avg. Commission rate paid per share of security ($ omitted)
  (c)........................................................  .0055   .0039

---------------------

 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

 +  For the period November 4, 1996 (commencement of sale) to December 31,
    1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b) The ratios for the period December 31, 1996 are annualized.

(c) In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.

INTERNATIONAL SECURITIES FUND: CLASS S SHARES

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 58.48  $ 56.61  $ 53.96  $ 57.95  $ 44.75  $ 49.15  $ 44.60  $ 55.81  $ 50.49  $45.26
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .56      .53      .56      .44      .40      .61      .72     1.05      .67     .86
 Net realized and
  unrealized gain (loss)
  on investments(a).....     (.46)    3.72     4.89     1.23    14.53    (4.02)    4.60    (9.53)    0.32    8.98
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
  Total From Investment
   Operations...........      .10     4.25     5.45     1.67    14.93    (3.41)    5.32    (8.48)    0.99    9.84
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
LESS DISTRIBUTIONS:
 Net investment income..     (.37)    (.31)    (.88)    (.04)    (.38)    (.68)    (.76)   (1.08)    (.89)   (.95)
 In excess of net
  investment income.....     (.27)    (.17)    (.23)    (.02)    (.23)     --       --       --       --      --
 Net realized gain on
  investments...........    (2.19)   (1.90)   (1.69)   (5.60)   (1.12)    (.31)    (.01)   (1.65)   (4.78)  (3.66)
 In excess of net
  realized gain on
  investments...........    (1.06)     --       --       --       --       --       --       --       --      --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
  Total Distributions...    (3.89)   (2.38)   (2.80)   (5.66)   (1.73)    (.99)    (.77)   (2.73)   (5.67)  (4.61)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 54.69  $ 58.48  $ 56.61  $ 53.96  $ 57.95  $ 44.75  $ 49.15  $ 44.60  $ 55.81  $50.49
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  ======
TOTAL RETURN (%)........      .26     7.63    10.20     4.86    33.48    (6.94)   11.99   (15.34)   22.24   22.05
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average
  assets................     1.26     1.30     1.30     1.30     1.38     1.45     1.49     1.50     1.50    1.50
 Operating expenses,
  gross, to average
  assets................     1.26     1.31     1.31     1.33     1.42     1.47     1.49     1.50     1.54    1.50
 Net investment income
  to average net assets.      .91      .91      .97      .70      .82     1.37     1.68     2.28     1.54    1.60
 Portfolio turnover ....    73.54    42.43    42.96    72.23    60.22    48.93    52.46    68.89    57.16   43.50
 Net assets, end of year
  ($000 omitted) .......  839,767  743,615  623,389  563,333  454,482  262,886  243,065  169,818  123,823  91,006
 Average commission rate
  paid per share of
  security ($ omitted)
  (b)...................    .0055    .0039      N/A      N/A      N/A      N/A      N/A      N/A      N/A     N/A

---------------------
(a) Provision for federal income tax for the year ended December 31, 1991 amounted to $.03 per share.

(b) In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic market.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

            FINANCIAL HIGHLIGHTS OF THE DIVERSIFIED BOND FUND*

  The following tables contain important financial information relating to the Fund and have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The tables include selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the tables represent the Financial Highlights for the Fund's Class E and Class S Shares, respectively, for the periods shown. No Class C Shares were issued during the periods shown. The tables appear in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

DIVERSIFIED BOND FUND: CLASS E SHARES

                                                                   1997   1996+
                                                                  ------  ------
NET ASSET VALUE, BEGINNING OF YEAR............................... $22.98  $23.16
                                                                  ------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...........................................   1.22     .25
 Net realized and unrealized gain (loss) on investments..........    .66    (.09)
                                                                  ------  ------
   Total From Investment Operations..............................   1.88     .16
                                                                  ------  ------
LESS DISTRIBUTIONS:
 Net investment income...........................................   (.72)   (.34)
 In excess of net realized gain on investments...................   (.08)
                                                                  ------  ------
   Total Distributions...........................................   (.80)   (.34)
                                                                  ------  ------
NET ASSET VALUE, END OF YEAR..................................... $24.06  $22.98
                                                                  ======  ======
TOTAL RETURN (%).................................................   8.35     .67(a)
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, to average assets (b).......................   1.29    1.31
 Net investment income to average net assets (b).................   5.64    5.75
 Portfolio turnover (b).......................................... 172.43  138.98
 Net assets, end of year ($000 omitted)..........................  2,469     962

---------------------
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

 +  For the period November 4, 1996 (commencement of sale) to December 31,
    1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b) The ratios for the period December 31, 1996 are annualized.

DIVERSIFIED BOND FUND: CLASS S SHARES

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 22.97  $ 23.69  $ 21.53  $ 23.73  $ 23.49  $ 24.29  $ 22.81  $ 22.90  $ 22.38  $ 22.38
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     1.45      1.4     1.54     1.46     1.48     1.62     1.72     1.74     1.87     1.69
 Net realized and
  unrealized gain (loss)
  on investments........      .56     (.71)    2.18    (2.22)     .83     (.10)    1.61     (.09)      83     (.02)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total From Investment
   Operation............     2.01      .76     3.72     (.76)    2.31     1.52     3.33     1.65     2.70     1.67
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..    (1.45)   (1.48)   (1.56)   (1.42)   (1.48)   (1.63)   (1.69)   (1.74)   (1.92)   (1.67)
 In excess of net
  investment income.....     (.02)     --       --       --      (.01)     --       --       --       --       --
 Net realized gain on
  investments...........      --       --       --       --      (.58)    (.69)    (.16)     --      (.26)     --
 In excess of net
  realized gain on
  investments...........     (.08)     --       --      (.02)     --       --       --       --       --       --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...    (1.55)   (1.48)   (1.56)   (1.44)   (2.07)   (2.32)   (1.85)   (1.74)   (2.18)   (1.67)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 23.43  $ 22.97  $ 23.69  $ 21.53  $ 23.73  $ 23.49  $ 24.29  $ 22.81  $ 22.90  $ 22.38
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)........     9.09     3.43    17.76    (3.25)   10.02     6.57    15.29     7.58    12.52     7.67
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average
  assets................      .60      .61      .59      .56      .58      .62      .74      .88      .93      .93
 Operating expenses,
  gross, to average
  assets................      .60      .61      .59      .56      .58      .67      .74      .88      .93      .93
 Net investment income
  to average net
  assets................     6.35     6.46     6.69     6.57     6.13     6.79     7.38     7.89     8.16     7.48
 Portfolio turnover.....   172.43   138.98   135.85   153.21   177.74   228.37   130.96    94.88   195.14   197.15
 Net assets, end of year
  ($000 omitted)........  687,331  554,804  513,808  525,315  477,341  412,394  344,081  294,677  230,156  211,656
 Per share amount of
  fees waived
  ($ omitted)...........      --       --       --       --       --     .0115      --       --       --       --

---------------------
* See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

             FINANCIAL HIGHLIGHTS OF THE MULTISTRATEGY BOND FUND*

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. No Class C or Class E Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

MULTISTRATEGY BOND FUND: CLASS S

                                     1997     1996     1995     1994    1993+
                                    -------  -------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF
 YEAR.............................. $ 10.11  $ 10.25  $  9.29  $ 10.31  $10.00
                                    -------  -------  -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.............     .60      .61      .65      .58     .46
 Net realized and unrealized gain
  (loss) on investments............     .33     (.12)     .97    (1.03)    .40
                                    -------  -------  -------  -------  ------
   Total From Investment Opera-
    tions..........................     .93      .49     1.62     (.45)    .86
                                    -------  -------  -------  -------  ------
LESS DISTRIBUTIONS:
 Net investment income.............    (.60)    (.61)    (.66)    (.57)   (.46)
 In excess of net investment in-
  come.............................    (.01)    (.01)     --       --      --
 Net realized gain on investments..    (.17)    (.01)     --       --     (.08)
 In excess of net realized gain on
  investments......................     --       --       --       --     (.01)
                                    -------  -------  -------  -------  ------
   Total Distributions.............    (.78)    (.63)    (.66)    (.57)   (.55)
                                    -------  -------  -------  -------  ------
NET ASSET VALUE, END OF YEAR....... $ 10.26  $ 10.11  $ 10.25  $  9.29  $10.31
                                    =======  =======  =======  =======  ======
TOTAL RETURN (%)(a)................    9.50     4.97    17.92    (4.35)   8.74
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to aver-
  age net assets (b)...............     .80      .81      .85      .85     .85
 Operating expenses, gross, to
  average net assets (b)...........     .83      .88      .89      .90    1.20
 Net investment income to average
  net assets (b)...................    5.93     6.19     6.61     6.26    5.60
 Portfolio turnover (b)............  263.75   145.38   142.26   136.39  188.95
 Net assets, end of year ($000
  omitted)......................... 437,312  305,428  218,765  173,035  98,374

---------------------
 + For the period January 29, 1993 (commencement of operations) to December 31, 1993.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1993 are annualized.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds offer Eligible Investors the opportunities to use FRIMCo's and Russell's "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Russell acts as consultant to the Funds. Russell was founded in 1936, and has been providing comprehensive asset management consulting services for almost 30 years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

                              ELIGIBLE INVESTORS

  Shares of the Funds are currently offered only to Eligible Investors. Eligible Investors include:

  . Institutional investors and Financial Intermediaries selected by FRIMCo or by the Trust's Distributor. "Financial Intermediaries" include bank trust departments, registered investment advisers, broker-dealers, employee benefit plans and other financial service organizations;

  . Institutions or individuals who have acquired shares through those institutional investors and Financial Intermediaries; and

  . Trustees, officers, employees and certain third-party contractors of the Trust and its affiliates and their spouses and children.

  There is currently no required minimum investment in the Funds described in this Prospectus. The Funds were designed for investors making an aggregate investment of at least $100,000 in any combination of Funds described in this Prospectus and in the Trust's Specialty Funds Prospectus, with a balance of at least $10,000 in any individual Fund account.

  The Funds do not generally offer their shares directly to individual (i.e., retail) investors, although they may choose to do so. Financial Intermediaries selected by FRIMCo or by the Trust's Distributor may recommend or acquire shares of the Funds for their customers. FRIMCo provides objective-setting and asset-allocation assistance and services to Financial Intermediaries, which in turn provide similar services to their customers. Financial Intermediaries generally receive no compensation from FRIMCo with respect to Class S Shares of the Funds. Financial Intermediaries may receive shareholder servicing compensation from the Funds' Distributor with respect to Class C and Class E shares of the Funds and distribution compensation with respect to Class C shares of the Fund. Additionally, Financial Intermediaries may charge their customers a fee for providing these services and other trust or investment-related services.

                        GENERAL MANAGEMENT OF THE FUNDS

  The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Trust's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the Custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results;

  . manages, or hires money managers to manage, the Funds' Liquidity
    Portfolio; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed Income I, Diversified Bond, Short Term Bond, Fixed Income III, and Multistrategy Bond.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995.
    From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed Income I, Fixed Income III, Diversified Bond, Short Term Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994.
    From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Russell. Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  Russell provides to the Funds and FRIMCo the asset management consulting services--including objective-setting and asset-allocation technology, and money manager research and evaluation assistance--that Russell provides to its other consulting clients. Russell does not receive any compensation from the Funds for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman of the Trust, is the Chairman of the Board of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  Russell is a subsidiary of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). Founded in 1857, Northwestern Mutual is a mutual insurance corporation organized under the laws of Wisconsin. Northwestern Mutual's products consist of a full range of permanent and term life insurance, disability income insurance, long-term care insurance, mutual funds and annuities for personal, estate, retirement, business, and benefits planning. Northwestern Mutual provides its insurance products and services through an exclusive network of approximately 7,200 agents associated with over 100 general agencies nationwide. Northwestern Mutual leads the U.S. in both individual life insurance sold annually and total individual life insurance in force.

  The Trust has received an exemptive order from the SEC which permits the Trust, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the money managers of each Fund. On January 22, 1996, the shareholders of the Trust's Funds voted to approve this arrangement.

  Under its Advisory Agreement with the Trust, FRIMCo receives an advisory fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Trust's agent, pays the money managers for their investment selection services. The remainder of the advisory fee is retained by FRIMCo as compensation for the services described above and to pay expenses. Each Fund may also pay, in addition to the fee set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis. The annual rate of advisory fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets: Diversified Equity Fund, 0.73%; Equity Income Fund, 0.75%; Quantitative Equity Fund, 0.73%; International Securities Fund, 0.90%; Diversified Bond Fund, 0.40%; and Multistrategy Bond Fund, 0.60%. The fees of the Funds, other than the Diversified Bond Fund, may be higher than the fees charged by some mutual funds with similar objectives that use only a single money manager.

  FRIMCo has voluntarily agreed to waive all or a portion of its combined advisory and administrative fees for certain Funds. This arrangement is not part of the Advisory Agreement with the Trust or the Administrative Agreement (referred to below) and may be changed or discontinued at any time. FRIMCo currently calculates its advisory fee based on a Fund's average daily net assets less any advisory fee incurred on the Fund's assets invested to the extent the Fund incurs advisory fees for investing a portion of its assets in the Trust's Money Market Fund.

                             EXPENSES OF THE FUNDS

  The Funds (and each class, when appropriate) pay all their expenses other than those expressly assumed by FRIMCo. Services which are administrative in nature will be provided by FRIMCo pursuant to an Administrative Agreement for a fee of 0.05% of each Fund's average daily net asset value. The Funds' expenses for Class S Shares, and to the extent applicable, Class E Shares for the year ended December 31, 1997, as a percentage of each Fund's average net assets, are shown in the Financial Highlights tables in this Prospectus. Principal expenses are:

  .the management, transfer agent and recordkeeping fees payable to FRIMCo;

  .fees for custody, preparing tax records, and portfolio accounting, payable to the Custodian;

  .fees for independent auditing and legal services; and

  .filing and registration fees payable to the SEC.

                              THE MONEY MANAGERS

  Each Fund's assets are allocated among the money managers listed in "Money Manager Profiles" in this Prospectus. FRIMCo may change the allocation of a Fund's assets among money managers at any time. FRIMCo may employ or terminate a money manager at any time, subject to the approval by the Board. A Fund will notify its shareholders within 60 days of when a money manager begins providing services. The money managers are selected for the Funds based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager for any Fund.

  From its advisory fees, FRIMCo, as the Trust's agent, pays fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the manager for the quarter. For the year ended December 31, 1997, fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Diversified Equity Fund, 0.23%; Equity Income Fund, 0.19%; Quantitative Equity Fund, 0.19%; International Securities Fund, 0.39%, Diversified Bond Fund, 0.08%; and Multistrategy Bond Fund, 0.21%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Trust has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or legal expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies, and the more specific strategies developed by FRIMCo. Although the money managers' activities are subject to general oversight by the Board and the Trust's officers, neither the Board, the officers, FRIMCo, nor Russell evaluate the investment merits of the money managers' individual security selections.

                 INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

  The investment objective and general investment policies of each Fund are described in "Investment Objectives." Types of portfolio securities that may be purchased by the Funds are described in "Fund Investment Securities." Specific investment practices that may be employed by the Funds are identified in "Other Investment Practices." The risks associated with portfolio investments by the Funds are described in those sections, as well as in "Risk Considerations." Certain terms used in these sections are described in the Glossary in this Prospectus.

SUMMARY COMPARISON OF THE FUNDS

                                 ANTICIPATED MAXIMUM
                                   EQUITY      DEBT
    FUND                          EXPOSURE   EXPOSURE           FOCUS
    ----                         ----------- --------           -----
Diversified Equity Fund.........   65-100%      35%   Income and capital growth
Equity Income Fund..............   65-100%      35%   Current income
Quantitative Equity Fund........      100%     -- %   Total return
International Securities Fund...   65-100%      35%   Total return
Diversified Bond Fund...........       35%     100%    Current Income and
                                                       Diversification
Multistrategy Bond Fund.........        0%     100%   Maximum total return

INVESTMENT OBJECTIVES

  Each Fund's investment objective is "fundamental," which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its investment objective. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers believe a conservative approach is desirable, or when suitable investments are unavailable.

                            DIVERSIFIED EQUITY FUND

  Diversified Equity Fund's objective is to provide income and capital growth by investing principally in equity securities. Diversified Equity Fund may invest in common and preferred stocks, convertible securities, rights and warrants.

                              EQUITY INCOME FUND

  Equity Income Fund's objective is to achieve a high level of current income, while maintaining the potential for capital appreciation. Equity Income Fund seeks to achieve its objective by investing primarily in income-producing equity securities.

  The income objective of the Fund is to exceed the yield on the S&P 500 Index. The Index yield will change from year to year due to changes in prices and dividends of stocks in the Index. Income streams will be considered in light of their current level and the opportunity for future growth. Capital appreciation may not be comparable to that achieved by Funds such as the Special Growth Fund whose major objective is appreciation, although FRIMCo believes that a high and growing stream of income is conducive to higher capital values. The Fund may also invest in preferred stock, convertible securities, rights and warrants.

                           QUANTITATIVE EQUITY FUND

  Quantitative Equity Fund's objectives are to provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index. Quantitative Equity Fund seeks to achieve its objectives by investing in equity securities.

  The Fund's portfolio will be structured similarly to the Russell Index, as the Fund will maintain industry weights and economic sector weights near those of the Index. As a result, the Fund's money managers generally select stocks from the set of stocks comprising the Russell 1000(R) Index; however, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index in order to meet the Fund's investment objectives. The money managers anticipate that the Fund's average price/earnings ratio, yield and other fundamental characteristics will be near the averages of the Russell Index.

  The money managers of the Fund will seek to achieve the Fund's objectives by using various quantitative management techniques in selecting investments. A quantitative manager bases its investment decisions primarily on quantitative investment models. Money managers use these models to determine the investment potential of a particular portfolio security and to rank securities based upon their ability to outperform the total return of the Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities most likely to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index. FRIMCo believes quantitative management over a market cycle should provide consistent performance, diversification, market-like volatility and limited market under performance. However, there is no guarantee that the Fund will have these characteristics at any one time.

  The Fund will attempt to be fully invested in common stock at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                         INTERNATIONAL SECURITIES FUND

  International Securities Fund's objectives are to provide favorable total return and additional diversification for US investors. International Securities Fund attempts to achieve its objectives by investing primarily in the equity and fixed-income securities of foreign companies, and securities issued by foreign governments. The Fund invests primarily in equity securities issued by companies domiciled outside the United States. The Fund may also invest in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in foreign currencies and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                             DIVERSIFIED BOND FUND

  Diversified Bond Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  It is FRIMCo's philosophy that investors should strategically allocate investments among a number of asset classes and should see a mix of investment styles. As with the Trust's other Funds, this Fund seeks to provide shareholders with a diversification of Money Manager styles. The Fund's portfolio is different from mutual funds that invest primarily in equity securities. To this end, the Fund seeks to provide a stable level of cash flow by investing in fixed income investments that balance a shareholder's investments in mutual funds that invest in equity securities.

  The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent borrowing arrangements between commercial paper issuers and institutional lenders, such as the Fund.) Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality, and other criteria. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by Moody's; or, if unrated, judged by the money manager to be of at least equal credit quality to those designations.

                            MULTISTRATEGY BOND FUND

  Multistrategy Bond Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios. Multistrategy Bond Fund seeks to achieve its objective by investing in fixed-income securities.

  The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government Securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes; bank instruments; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. For more information on risks see "Risk Considerations."

FUND INVESTMENT SECURITIES

 Commercial Paper

  The Multistrategy Bond Fund may invest in commercial paper. Commercial paper represents a debt obligation of a company which is unsecured. Multistrategy Bond Fund will invest in commercial paper which is rated A-1 or A-2 by S&P; Prime-1 or Prime-2 by Moody's; Fitch-1 or Fitch-2 by Fitch Investors Service, Inc.; Duff 1 or Duff 2 by Duff & Phelps, Inc.; or TBW-1 or TBW-2 by Thomson Bank Watch, Inc. Multistrategy Bond Fund may also invest in commercial paper which is not rated if it is issued by US or foreign companies which the money managers conclude are of high-quality and have outstanding debt securities which are rated AAA, AA or A by S&P; or Aaa, Aa or A by Moody's.

DEBT SECURITIES

  The Funds may purchase debt securities that complement their respective investment objectives. The Funds, except Multistrategy Bond Fund, do not invest in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers securities rated BBB, to have some speculative characteristics. The Funds, other than Multistrategy Bond Fund, will sell securities whose ratings drop below these minimum ratings, in a prudent manner as determined by the money managers. The market value of debt securities generally varies inversely with interest rates.

EQUITY SECURITIES

  Diversified Equity, Equity Income, Quantitative Equity and International Securities Funds invest primarily in equity securities. Diversified Equity, Equity Income and Quantitative Equity Funds may invest in common stock equivalents. The following constitute common stock equivalents: rights and warrants and convertible securities. Common stock equivalents may be converted into or provide the holder with the right to common stock. Diversified Equity, Equity Income and Quantitative Equity Funds may also invest in other types of equity securities, including preferred stocks.

FOREIGN DEBT SECURITIES

  Multistrategy Bond and International Securities Funds' portfolios may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. The Multistrategy Bond Fund anticipates that no more than 25% of its net assets will be denominated in foreign currencies. The Funds will only use foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) for the purpose of hedging against foreign currency exchange risk arising from the Funds' investments, or anticipated investments, in securities denominated in foreign currencies. Foreign investment may include emerging market debt. The risks associated with investment in securities issued by foreign governments and companies are described under "Risk Considerations -- Investment in Foreign Securities." Emerging markets consist of countries determined by the money managers of the Fund to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. The Funds may invest in the following types of emerging market debt -- bonds; notes and debentures of emerging market governments; debt and other fixed income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

INTEREST RATE SWAPS

  The Multistrategy Bond Fund may enter into interest rate swaps. When a Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date.

OTHER DEBT SECURITIES

  Multistrategy Bond Fund may invest in debt securities issued by supranational organizations such as:

    The World Bank -- An international bank which was chartered to finance development projects in developing member countries.

    The European Community -- An organization which consists of certain European states engaged in cooperative economic activities.

    The European Coal and Steel Community -- An economic union of various European nations' steel and coal industries.

    The Asian Development Bank -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

  Multistrategy Bond Fund may also invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Economic Community. The Counsel of Ministers of the European Economic Community may adjust specific amounts of currency comprising the ECU to reflect changes in the relative values of the underlying currencies. The money managers investing in these securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of the securities.

US GOVERNMENT OBLIGATIONS

  The Funds may invest in fixed-rate and floating or variable rate US government obligations. Certain of the obligations, including US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Short-term US government securities generally are considered to be among the safest short-term investments. However the US government does not guarantee the net asset value of the Funds' shares. With respect to US government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies or instrumentalities. Accordingly, such US government securities may involve risk of loss of principal and interest.

  The following table illustrates the investments that the Funds primarily invest in or are permitted to invest in:

                          DIVERSIFIED EQUITY QUANTITATIVE INTERNATIONAL DIVERSIFIED MULTISTRATEGY
   TYPE OF PORTFOLIO        EQUITY    INCOME    EQUITY     SECURITIES      BOND         BOND
        SECURITY             FUND      FUND      FUND         FUND         FUND         FUND
   -----------------      ----------- ------ ------------ ------------- ----------- -------------
Common stocks...........        X        X         X             X
Common stock equivalents
 (warrants).............        X        X         X             X
Common stock equivalents
 (options)..............        X        X         X             X
Common stock equivalents
 (convertible debt
 securities)............        X        X         X             X
Common stock equivalents
 (depository receipts)..
Preferred stocks........        X        X         X             X
Equity derivative
 securities.............        X        X         X             X
Debt securities (below
 investment grade or
 junk bonds)............                                                                   X
US government
 securities.............        X        X         X             X            X            X
Municipal obligations...                                                                   X
Foreign securities......                                         X                         X

OTHER INVESTMENT PRACTICES

  The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Funds, each of which may involve certain special risks. The Glossary describes each of the investment techniques identified below. The SAI, under the heading "Investment Restrictions, Policies and Certain Investments," contains more detailed information about certain of these practices, including limitations designed to reduce risks.

                          DIVERSIFIED EQUITY QUANTITATIVE INTERNATIONAL DIVERSIFIED MULTISTRATEGY
                            EQUITY    INCOME    EQUITY     SECURITIES      BOND         BOND
    TYPE OF PRACTICE         FUND      FUND      FUND         FUND         FUND         FUND
    ----------------      ----------- ------ ------------ ------------- ----------- -------------
Cash reserves...........        X        X         X             X            X            X
Repurchase
 agreements(1)..........        X        X         X             X            X            X
When-issued and forward
 commitment securities..        X        X         X             X            X            X
Reverse repurchase
 agreements.............        X        X         X             X            X            X
Lending portfolio
 securities, not to
 exceed 33 1/3% of total
 Fund assets............        X        X         X             X            X            X
Illiquid securities
 (limited to 15% of a
 Fund's net assets).....        X        X         X             X            X            X
Forward currency
 contracts(2)...........                                         X            X            X
Write (sell) call and
 put options on
 securities, securities
 indexes and foreign
 currencies(3)..........        X        X         X             X            X            X
Purchase options on
 securities, securities
 indexes, and
 currencies(3)..........        X        X         X             X            X            X
Interest rate futures
 contracts, stock index
 futures contracts,
 foreign currency
 contracts and options
 on futures(4)..........        X        X         X             X            X            X
Liquidity portfolios....        X        X         X             X

---------------------
(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) International Securities, Diversified Bond, and Multistrategy Bond Funds may not invest more than 33% of its assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  Investment Restrictions. If a Fund changes its investment objectives or policies, you should consider whether the Fund remains right for you. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental.

RISK CONSIDERATIONS

  Variable and Floating Rate Securities. The Multistrategy Bond Fund may invest in variable and floating rate securities. The variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index. The adjustment intervals may be regular (i.e., daily, monthly, annually, etc.) or event based (i.e., a change in the prime rate). The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates which represent interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, these securities usually trade at a deep discount from their face or par value and will be subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

  Investment in Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  The Multistrategy Bond Fund may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money managers when evaluating credit risk in the selection of investments for the Multistrategy Bond Fund.

  High Risk Bonds. The Multistrategy Bond Fund may invest up to 25% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers of the Fund to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While the debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Multistrategy Bond Fund's money managers will seek to reduce the risks associated with investing in lower-rated debt securities by limiting the Fund's holdings in the securities and by the depth of the managers' credit analysis. For additional information, refer to the SAI.

  Hedging and Risk Management Practices. In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, a money manager may not be able to hedge a Fund's investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when its money managers deem it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

  Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

  Borrowing. The Funds are authorized to borrow from banks to obtain cash to pay redemption requests. Currently, each Fund may borrow up to 33 1/3% of the current value of the Funds' total assets. Please see the SAI for a more complete discussion of the Funds' permissible borrowing activities.

  Euro Currency Conversion. January 1, 1999 was the target date for the European Monetary Union's (the "EMU") introduction of a new single currency, the Euro, to replace the national currencies of participating member nations. If the Funds hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the ongoing impact of the Euro on the Funds, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Funds invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

                        PORTFOLIO TRANSACTION POLICIES

  Money managers make decisions to buy and sell securities for the Fund assets assigned to them. FRIMCo makes determinations for any other Fund assets. The Funds do not give significant weight to attempting to realize long term rather than short term capital gains while making portfolio investment decisions.

  Each money manager makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a money manager's services are terminated, the new money manager may significantly restructure an investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The annual portfolio turnover rates for each of the Funds are shown in the Financial Highlights tables in this Prospectus.

  FRIMCo and the money managers arrange for the purchase and sale of the Trust's securities and the selection of brokers and dealers (including affiliates) ("Brokers") that, in the best judgment of FRIMCo and the money managers, provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, Brokers may be selected based on research, statistical or other services that they provide. The Trust may pay commission rates that exceed rates that other Brokers may have charged if the Trust concludes the commissions are reasonable in relation to the value of the brokerages and/or research services.

  The Funds may effect portfolio transactions through Frank Russell Securities, Inc. ("Russell Securities"), an affiliate of FRIMCo, when a money manager believes a Fund will receive competitive execution, price, and commissions. When these transactions are completed, Russell Securities will refund up to 70% of the commissions paid by the Fund after reimbursement for research services provided to FRIMCo. Also, the Funds may effect portfolio transactions through and pay brokerage commissions to Brokers that are affiliates of the money managers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed -- all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income and net short-term capital gains (if any), according to the following schedule:

DECLARED                                PAYABLE                                  FUNDS
--------                                -------                                  -----
Monthly................. Early in the following month           Diversified Bond and Multistrategy Bond
                                                                 Funds
Quarterly............... Mid: April, July, October and December Diversified Equity, Equity Income and
                                                                 Quantitative Equity Funds
Annually................ Mid-December                           International Securities Fund

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions of net capital gains realized during the period from November 1 through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These latter distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that the Fund pays them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each Fund has elected and intends to continue to qualify for taxation as a regulated investment company under Subchapter M of the Code. Each Fund must distribute substantially all of its net investment income and net capital gains to shareholders and meet certain other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, a Fund will generally not be liable for federal income or excise taxes based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. The Funds may be subject to nominal, if any, state and local taxes.

  For federal income tax purposes, the dividends from net investment income and any excess of net short-term capital gains over net long-term capital loss that you receive from the Funds are considered ordinary income. However, depending upon the relevant state tax rules, a portion of the dividends paid by Diversified Bond and Multistrategy Bond Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. 20% capital gains distributions declared by the Board are taxed at the respective capital gains rates regardless of the length of time you have held the shares. Distributions of income and capital gains are taxed in the manner described above, whether you receive them in cash or reinvest them in additional shares of the Funds. Distributions paid in excess of a Fund's earnings will be treated as a non-taxable return of capital.

  A Fund will notify you of the source of its dividends and distributions at the time they are paid. After the close of each calendar year, the Funds will advise their shareholders of the amounts of:

  . ordinary income dividends, 20% capital gain distributions, including any amounts which are deemed paid on December 31 of the prior year;

  . dividends which qualify for the 70% dividends-received deduction available to corporations;

  . any foreign taxes assessed against Diversified Bond, Multistrategy Bond and/or International Securities Fund;

  . income which is a tax preference item (if any) for alternative minimum tax purposes; and

  . the percentages of Diversified Bond, and Multistrategy Bond Funds' income attributable to US government, Treasury and agency securities.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Diversified Equity, Equity Income and Quantitative Equity Funds will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax adviser.

  The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of a Funds' shares, held for six months or less, will be disallowed to the extent of exempt-interest dividends (described below) paid with respect to shares. Any loss not disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  The Diversified Bond and Multistrategy Bond Funds may acquire zero coupon securities which were issued with original issue discount. When holding these types of securities, the Funds will have to include a portion of the original issue discount that accrues on the security for the taxable year in taxable income. This requirement is imposed even if the Funds receive no payment on the security during the year. Also, because the Funds must distribute substantially all of their net investment income annually, the Funds may be required to distribute a dividend that is greater than the total amount of cash the Funds actually received in a particular year. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities (if necessary). The Funds may realize capital gains or losses from those sales, which could further increase or decrease the Funds' dividends and distributions paid to shareholders.

  Each Fund is required to withhold 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                            PERFORMANCE INFORMATION

  From time to time, the Funds may publish their total return and average annual total return, and, in the case of certain Funds, current yield, in advertisements and investor communications. Total return information generally will include a Fund's average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged.

  The average annual total returns for Class C shares of each of the Funds are as follows:

  Please refer to Class S average annual total returns. The Class C Shares of the Funds were not issued prior to the date of this prospectus, and the deduction of the Rule 12b-1 fees and shareholder servicing fees applicable to Class C is not reflected for periods prior to those dates. Had those fees been reflected in the Class S returns shown below, the returns would have been lower.

  The average annual total returns for Class E shares of each of the Funds are as follows:

                                                  5 YEARS* ENDED 10 YEARS* ENDED
                                    1 YEAR* ENDED DEC. 31, 1997   DEC. 31, 1997
                                    DEC. 31, 1997  (ANNUALIZED)   (ANNUALIZED)
                                    ------------- -------------- ---------------
Diversified Equity.................     30.75%        19.22%          16.92%
Equity Income......................     32.68         19.85           17.25
Quantitative Equity................     31.70         20.25           17.29
International Securities...........     (0.41)        10.55            8.07
Diversified Bond...................      8.35          7.01            8.43

---------------------
* From inception on January 29, 1993 to December 31, 1997.

  For the Multistrategy Bond Fund, please refer to Class S average annual total returns below. The Class E Shares of the Multistrategy Bond Fund were not issued prior to the date of this prospectus, and the deduction of shareholder servicing fees applicable to Class E is not included for prior to those dates. Had those fees been included in the returns shown above, the returns would have been lower.

  The returns shown above represent returns for the periods shown. The Class E Shares of the Diversified Equity Fund were not issued prior to May 27, 1997, and the Class E Shares of Equity Income, Quantitative Equity, International Securities, and Diversified Bond Funds were not issued prior to November 4, 1996, and the deduction of shareholder servicing fees applicable to Class E is not reflected for period prior to those dates. Had those shareholder servicing fees been reflected in the returns shown above, the returns would have been lower. The returns shown above also reflect the deduction of Rule 12b-1 fees from the commencement of Class E operations until May 18, 1998. Had the reduction in Rule 12b-1 fees been reflected in the returns shown, the returns would have been higher.

  The average annual total returns for Class S Shares of each of the Funds are as follows:

                         1 YEAR ENDED 5 YEARS ENDED 10 YEARS ENDED INCEPTION TO
                             DEC.     DEC. 31, 1997 DEC. 31, 1997  DEC. 31, 1997
                           31, 1997   (ANNUALIZED)   (ANNUALIZED)  (ANNUALIZED)
                         ------------ ------------- -------------- -------------
Diversified Equity......    31.32%        19.32%        16.97%         16.48%
Equity Income...........    33.59         20.04         17.34          15.60
Quantitative Equity.....    32.70         20.46         17.39          15.40
International
 Securities.............      .26         10.73          8.16          13.14
Diversified Bond........     9.09          7.18          8.52           8.82
Multistrategy Bond......     9.50                                       7.23*

---------------------
* From inception on January 29, 1993 to December 31, 1997.

  The Diversified Bond and Multistrategy Bond Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized -- The amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Fund's portfolio. The calculation includes all recurring fees that are charged. The 30-day yields for the year ended December 31, 1997 for the Class S Shares of the Diversified Bond and Multistrategy Bond Funds were, respectively 5.88% and 5.63%. No Class E Shares were issued for the Multistrategy Bond Fund. The 30-day yield for the year ended December 31, 1997 for the Class E Shares of the Diversified Bond was 5.16%. No Class C Shares of any of these Funds were issued during that time period.

  Each Fund may also advertise non-standardized performance information that is for periods in addition to those that are legally required by the SEC.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders are tendered. For all Funds, a business day is one on which the NYSE is open for trading. Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund's assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

  With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

  Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities.

  International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

  Money market instruments maturing within 60 days of the valuation date held by the Funds are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with the Rule. The money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

  The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

                            HOW TO PURCHASE SHARES

  Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at
(800) RUSSEL4, (800-787-7354) for assistance in contacting an investment professional near you.

  Certain information noted below, including trade deadlines and payment procedures, are included for informational purposes only. Contact your Financial Intermediary for further details.

DISTRIBUTION PLAN

  Under a distribution plan (the "Distribution Plan") for the Class C Shares, the Trust may pay to its Distributor, or any banks, broker-dealers or other financial institutions that have entered into sales support agreements ("Selling Agents"), an amount (the "12b-1 Fee") for the Selling Agents' activities or expenses primarily intended to result in the sale of the Class C Shares of the Funds subject to the Distribution Plan. The 12b-1 Fee payments are calculated daily and paid quarterly by the Trust, at an annual rate of up to 0.75% of the average daily net assets of a Fund's Class C Shares. The 12b-1 Fee may only be increased when the Board determines that it is in the best interests of shareholders of the Class C Shares of the Funds to do so.

  The 12b-1 Fees may be used to compensate (a) Selling Agents for sales support services provided, and related expenses incurred with respect to Class C Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, the Trust makes no distribution payments to the Distributor which respect to Class C Shares except as described above. Therefore, the Trust does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Trust, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by the Trust under the Distribution Plan.

SHAREHOLDER SERVICE PLAN

  The Trust has adopted a Shareholder Services Plan (the "Services Plan") under which it may make payments to the Distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C or Class E Shares of the Funds. Payments under the Services Plan are calculated daily and paid quarterly by the Trust, at an annual rate of up to 0.25% of the average daily net assets of a Fund's Class C or Class E Shares.

  The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or savings and loan association) from being an underwriter or distributor of most securities. In the event that the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Board will consider appropriate changes in the services.

  State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from the Glass-Steagall Act. Therefore, banks and financial institutions may be required to register as dealers under state law. In addition, some state securities laws may require administrators to register as brokers and dealers.

PAYING FOR SHARES

  Shares of the Funds may be purchased without a sales load on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section), and acceptance of the order. Please note the following:

  Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However, exceptions may be made by prior special arrangement with certain Financial Intermediaries.

  All purchases must be made in U.S. dollars.

  Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to "Frank Russell Investment Company."

  The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. An overdraft charge may also be applied.

OFFERING DATES AND TIMES

  Orders must be received by the Transfer Agent on any day when Fund shares are offered, prior to the close of the NYSE (currently 4:00 p.m. Eastern time).

ORDER AND PAYMENT PROCEDURES

  There are several ways to invest in the Funds. Purchase orders must be placed through a Financial Intermediary and can be paid for by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

BY MAIL

  For new accounts, please mail the completed Application to the Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

BY FEDERAL FUNDS WIRE

  Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include the investor's account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of an investor's purchase.

BY AUTOMATED CLEARING HOUSE ("ACH")

  An investor can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company. Funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted on the day received by the Funds' Custodian. In that case, the order would be placed on the next business day.

AUTOMATED INVESTMENT PROGRAM

  An investor can make regular investments (minimum $50) in Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. A separate transfer is required for each Fund in which shares are purchased. An investor may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

THREE DAY SETTLEMENT PROGRAM

  The Funds will accept orders from Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

BY MAIL OR TELEPHONE

  Investors may exchange shares of any Fund they own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request).

IN-KIND EXCHANGE OF SECURITIES

  FRIMCo, in its capacity as investment manager of the Trust, may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective, policies and limitations of the particular Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed on any business day the Funds are open at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for liquidation for 15 days following the purchase to assure payment has been collected.

  The Funds reserve the right to reject or delay a redemption on certain legal grounds or to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

REDEMPTION DATES AND TIMES

  Redemption requests must be placed by a Financial Intermediary and received by the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m. Eastern time). Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

BY MAIL OR TELEPHONE

  Shareholders may redeem shares by calling or writing to their Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

SYSTEMATIC WITHDRAWAL PROGRAM

  The systematic withdrawal program allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by an ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

                        PAYMENT OF REDEMPTION PROCEEDS

BY CHECK

  A check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a redemption request in proper form.

BY WIRE

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after receipt of your redemption request by the

Transfer Agent. Wire transfers may be charged a fee to cover the cost of the wire (for redemptions less than $1,000) and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to domestic commercial banks which are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

PROPER FORM: Written instructions must include:

  A description of the request
  The name of the Fund(s)
  The class of shares, if applicable
  The account number(s)
  The amount of money or number of shares being purchased, exchanged, transferred or redeemed
  The name(s) on the account(s)
  The signature(s) of all registered account owners
  For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

  ACCOUNT TYPE                  REQUIREMENTS FOR WRITTEN REQUESTS
-------------------------------------------------------------------------------
                                Written instructions must be signed by each
  Individual, Joint Tenants,    shareholder, exactly as the names appear in the
  Tenants in Common             account registration.
-------------------------------------------------------------------------------
                                Written instructions must be signed by the
  UGMA or UTMA (custodial       custodian in his/her capacity as it appears in
  accounts for minors)          the account registration.
-------------------------------------------------------------------------------
  Corporation, Association      Written instructions must be signed by
                                authorized person(s), stating his/her capacity
                                as indicated by the corporate resolution to act
                                on the account.
                                A copy of the corporate resolution, certified
                                within the past 90 days, authorizing the signer
                                to act.
-------------------------------------------------------------------------------
  Estate, Trust, Pension,       Written instructions must be signed by all
  Profit Sharing Plan           trustees. If the name of the trustee(s) does
                                not appear in the account registration, please
                                provide a copy of the trust document certified
                                within the last 60 days.
-------------------------------------------------------------------------------
  Joint tenancy shareholders    Written instructions must by signed by the
  whose co-tenants are          surviving tenant(s). A certified copy of the
  deceased                      death certificate must accompany the request.


SIGNATURE GUARANTEE

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. Call your financial institution to see if it has the ability to guarantee a signature. A notary public cannot provide a signature guarantee.

                               ACCOUNT POLICIES

THIRD PARTY TRANSACTIONS

  Investors purchasing Fund shares through a program of services offered by a Financial Intermediary may be required to pay additional fees. Investors should contact their Financial Intermediary for information concerning what additional fees, if any, may be charged.

REDEMPTION IN-KIND

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. Investors will incur brokerage charges on the sale of these portfolio securities.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Trust shares. The Distributor receives no compensation from the Trust for its services with respect to Class C, E and S Shares other than as described under "How to Purchase Shares -- Distribution Plan" and "How to Purchase Shares -- Shareholder Services Plan," elsewhere in this Prospectus.

  State Street Bank and Trust Company ("Custodian"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian may deposit securities in securities depositories or use subcustodians. The Custodian has no responsibility for the supervision and management of the Funds.

  PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by PricewaterhouseCoopers. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Trust is organized and operates as a Massachusetts business trust. Russell has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

  The Trust issues shares of beneficial interest which can be divided into an unlimited number of funds. Each Fund is a separate trust under Massachusetts law. Each Fund's shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. There are no cumulative voting rights. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Special meetings may be called by the Trustees at their discretion, but must be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote.

  The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed by the Trustees or by shareholders at a special meeting.

  At        , 1998, the following shareholders could be deemed by the 1940 Act to "control" the Funds: [To be filed by Amendment.]

                            MONEY MANAGER PROFILES

  The money managers have no other affiliations with the Funds, FRIMCo or with Frank Russell Company. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Funds in the Trust, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.

                            DIVERSIFIED EQUITY FUND

  Alliance Capital Management L.P., First Bank Place, 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, is a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.

  Barclays Global Fund Advisors N.A., 45 Fremont Street, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, NY 10020, is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held corporation.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308. Peachtree is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management Inc., which is a wholly owned subsidiary of Travelers Group Inc.

  Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is an SEC registered investment adviser owned by Arnold Schneider. The Trust and Wellington Management Company LLP have entered into a settlement which terminates certain litigation concerning use by the Trust of the services of Schneider Capital Management ("SCM"). Under the terms of the settlement FRIMCo expects to be selecting another Money Manager to supervise assets presently assigned to SCM and, after a suitable transition, SCM will no longer serve as a Money Manager for the Trust. It is expected that the new Money Manager will be selected shortly.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                              EQUITY INCOME FUND

  Equinox Capital Management, Inc., See: Diversified Equity Fund.

  Trinity Investment Management Corporation, See: Diversified Equity Fund.

  Westpeak Investment Advisors, L.P., 1011 Walnut Street, Suite 400, Boulder, CO 80302, is directly controlled by Metropolitan Life Insurance Company.

                           QUANTITATIVE EQUITY FUND

  Barclays Global Fund Advisors, See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                         INTERNATIONAL SECURITIES FUND

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin S. Lane, London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004, is a Washington limited liability corporation that is controlled by the following founding members: Thomas M. Garr, Robert L. Gernstetter, Joseph
P. Jordan, Arthur M. Tyson and Theordore J. Tyson.

  Oeschle International Advisors, LLC, One International Place, 23rd Floor, Boston, MA 02110, is a Delaware limited liability company that is controlled by the following members: S. Dewey Keesler, Stephen P. Langer, Walter Oeschle,
L. Sean Roche, Steven H. Schaefer, Warren R. Walker and Andrew S. Parlin.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed:
51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc. is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Berstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor, Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                             DIVERSIFIED BOND FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisers L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                            MULTISTRATEGY BOND FUND

  BEA Associates Inc., One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  No dealer, salesman or other person is authorized to give any information or make any representations other than those contained in this Prospectus and, if given or made, such information and representations must not be relied upon. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implications that there has been no change in the affairs of the Funds or the money managers since the date hereof; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

                                   GLOSSARY

  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs").

  Board -- The Board of Trustees of the Trust.

  Cash reserves -- Each Fund is authorized to invest its cash reserves (i.e., funds awaiting investment in the specific types of securities to be acquired by a Fund) in money market instruments and in debt securities of comparable quality to the Fund's permitted investments. As an alternative to a Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Fund's cash reserves in the Trust's Money Market Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Fund's assets invested in the Trust's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended.

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, the Trust's custodian and portfolio accountant.

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts, Global Depository Receipts, and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Russell Fund Distributors, Inc., the organization that sells the shares of the Funds under a contract with the Trust.

  Eligible Investors -- Institutional investors and Financial Intermediaries that invest in the Funds for their own accounts or in a fiduciary or agency capacity, and that have been selected by FRIMCo or by the Trust's Distributor, and institutions or individuals who have acquired Fund shares through such institutions or Financial Intermediaries, and trustees, officers, employees and certain third-party contractors of the Trust and its affiliates and their spouses and children.

  Emerging market companies -- A company in an emerging market means (i) a company whose securities are traded in the principal securities market of an emerging market country; (ii) a company that (alone or on a consolidated basis) derives 50% or more of its total revenue from goods produced, sales made or services performed in emerging market countries; or (iii) a company organized under the laws of, and with a principal office in, an emerging market country.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  Financial Intermediary -- A bank trust department, registered investment adviser, broker-dealer or other financial services organization that has been selected by FRIMCo or by the Trust's Distributor.

  FNMA -- Federal National Mortgage Association.

  Forward commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year, and they typically enter into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, the Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused the Custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIMCo -- Frank Russell Investment Management Company, the Trust's administrator, manager and transfer and dividend paying agent.

  Funds -- The 28 investment series of the Trust. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions. Six Funds are described in and offered by this Prospectus.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association

  Illiquid securities -- The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service

  Lending portfolio securities -- Each Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds' assets assigned to a Liquidity portfolio. The Liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Fund of the Trust. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  Net asset value (NAV) -- The value of a Fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's

  NYSE -- New York Stock Exchange

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers

  REITs -- Real estate investment trusts

  Repurchase agreements -- Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- Each Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  The Rule -- Rule 2a-7 under the 1940 Act, which governs the operations of the Money Market Funds

  Russell 1000(R) Index. The Russell 1000 Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts. The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Quantitative Equity Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

  Russell -- Frank Russell Company, consultant to the Trust and to the Funds

  S&P -- Standard & Poor's Ratings Group, an NRSRO

  S&P 500 -- Standard & Poor's 500 Composite Price Index

  SAI -- The Trust's Statement of Additional Information, dated as noted on the first page of this Prospectus.

  SEC -- US Securities and Exchange Commission

  Shares -- The Class S Shares in the Funds described in this prospectus. Each Class S Share of a Fund represents a share of beneficial interest in the Fund.

  Transfer Agent -- FRIMCo, in its capacity as the Trust's transfer and dividend paying agent

  Trust -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC

  US -- United States

  US government obligations -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

  Variable rate obligation -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations.

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Trust and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

MONEY MANAGERS                                        MULTISTRATEGY BOND
DIVERSIFIED EQUITY                                    BEA Associates
Alliance Capital Management L.P.                      Pacific Investment Management Company
Barclays Global Fund                                  Standish, Ayer & Wood, Inc.
Investors, N.A.
Peachtree Asset Management                            ADVISOR, ADMINISTRATOR, TRANSFER AND
Equinox Capital Management, Inc.                      DIVIDEND PAYING AGENT
INVESCO Capital Management, Inc.                      Frank Russell Investment Management Company
Lincoln Capital Management Company                    909 A Street
Morgan Stanley Asset Management, Inc.                 Tacoma, Washington 98402
Schneider Capital Management
Suffolk Capital Management, Inc.                      CONSULTANT
Trinity Investment Management Corporation             Frank Russell Company
                                                      909 A Street
EQUITY INCOME                                         Tacoma, Washington 98402
Equinox Capital Management, Inc.
Trinity Investment Management Corporation             DISTRIBUTOR
Westpeak Investment Advisors, L.P.                    Russell Fund Distributors, Inc.
                                                      909 A Street
QUANTITATIVE EQUITY                                   Tacoma, Washington 98402
Barclays Global Fund Investors, N.A.
Franklin Portfolio Associates LLC                     INDEPENDENT ACCOUNTANTS
J.P. Morgan Investment Management, Inc.               PricewaterhouseCoopers LLP
                                                      One Post Office Square
INTERNATIONAL SECURITIES                              Boston, Massachusetts 02109
J.P. Morgan Investment Management, Inc.
Marathon Asset Management Limited                     LEGAL COUNSEL
Mastholm Asset Management, LLC                        Stradley, Ronon, Stevens & Young, LLP
Oechsle International Advisors, LLC                   2600 One Commerce Square
Rowe Price-Fleming International, Inc.                Philadelphia, Pennsylvania 19103-7098
Sanford C. Bernstein & Co., Inc.
The Boston Company Asset Management, Inc.             OFFICE OF SHAREHOLDER INQUIRIES
                                                      909 A Street
DIVERSIFIED BOND                                      Tacoma, Washington 98402
Lincoln Capital Management Company                    (800) 787-7354
Pacific Investment Management Company                 (800) Russel4
Standish, Ayer & Wood, Inc.                           Washington (253) 627-7001

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402

                         TELEPHONE (800) 787-7354
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Investment Company") is a "series mutual fund" with 28 different investment portfolios referred to as the "Funds." This Prospectus describes and offers shares of beneficial interest in the Class C, Class D and Class E Shares of the five Funds listed below (the "LifePoints Funds"). Each of the LifePoints Funds invests in different combinations of other Funds (the "Underlying Funds") which, in turn, invest in different combinations of stocks, bonds and cash equivalents. The Investment Company believes that these combinations offer varying degrees of potential risk and reward.

            Equity Balanced Strategy Fund     Moderate Strategy Fund
            Aggressive Strategy Fund          Conservative Strategy Fund
            Balanced Strategy Fund

  Frank Russell Investment Management Company ("FRIMCo") operates and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company ("Russell"), which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each of the Underlying Funds in which the LifePoints Funds may invest.

  FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

  THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

  The Investment Company is organized as a Massachusetts business trust under an amended Master Trust Agreement dated July 26, 1984. The Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment funds, which interests may be offered in one or more classes. The Investment Company is a diversified, open-end management investment company, commonly known as a "mutual fund."

  This Prospectus sets forth concisely information about the Investment Company and the Class C, Class D, and Class E Shares of its five LifePoints Funds that you should know before investing. The LifePoints Funds also have authorized Class S Shares which are not offered at the date of this Prospectus for public investment. A Statement of Additional Information ("SAI") dated January 4, 1999 has been filed with the Securities and Exchange Commission (the "SEC") and contains additional information regarding the LifePoints Funds. The SAI is incorporated into this prospectus by reference and is available without charge by writing to the address shown above or by telephoning (800) 787-7354.

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Investment Company and the Funds is maintained electronically with the SEC at its Internet Web site
(http://www.sec.gov).

                     PROSPECTUS DATED JANUARY 4, 1999

  Each LifePoints Fund diversifies its assets by investing, at present, in the Class S Shares of several Underlying Funds. Allocation decisions reflect FRIMCo's outlook for the economy, financial markets and the relative valuations of the Underlying Funds. Each LifePoints Fund seeks to achieve a specific investment objective by investing in different combinations of the Underlying Funds. Each LifePoints Fund and its investment objective are set forth below. An investor can select investments in one or more LifePoints Funds appropriate to the present investment aims, lifestyle and economic status of the investor or the investor's clients, and can use reallocation of assets among LifePoints Funds to reflect changes in these factors which occur over time.

  EQUITY BALANCED STRATEGY FUND seeks to achieve high, long-term capital appreciation, while recognizing the possibility of high fluctuations in year-to-year market values.

  AGGRESSIVE STRATEGY FUND seeks to achieve high, long-term capital appreciation with low current income, while recognizing the possibility of substantial fluctuations in year-to-year market values.

  BALANCED STRATEGY FUND seeks to achieve a moderate level of current income and, over time, above-average capital appreciation with moderate risk.

  MODERATE STRATEGY FUND seeks to achieve moderate long-term capital appreciation with high current income, while recognizing the possibility of moderate fluctuations in year-to-year market values.

  CONSERVATIVE STRATEGY FUND seeks to achieve moderate total rate of return through low capital appreciation and reinvestment of a high level of current income.

  This Prospectus describes and offers the Class C, Class D and Class E Shares of the five LifePoints Funds. The LifePoints Funds had aggregate net assets of approximately $273,235,390 on September 30, 1998. The net assets of these Funds on September 30, 1998 were as follows:

   Equity Balanced Strategy....................................... $ 74,823,583
   Aggressive Strategy............................................ $ 48,183,611
   Balanced Strategy.............................................. $130,471,857
   Moderate Strategy.............................................. $ 15,686,550
   Conservative Strategy.......................................... $  4,069,788

  You may buy and sell shares of the LifePoints Funds through an authorized Financial Intermediary. Class E Shares are sold without a sales charge, commission or Rule 12b-1 fee. Class C, Class D, and Class E Shares are subject to a shareholder servicing fee, and Class C and Class D shares are subject to Rule 12b-1 fees. Share of all classes are redeemed at net asset value. You may exchange shares of one Fund for shares of another Fund. See "How to Purchase LifePoints Fund Shares" and "How to Redeem LifePoints Funds Shares."

  You should be aware of the general risks associated with investments in mutual funds. One or more Funds may make investments and engage in investment practices and techniques that involve risks, including entering into repurchase agreements, lending portfolio securities and entering into hedging transactions. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and Practices" and in the Glossary.

SHAREHOLDER TRANSACTION EXPENSES

  You would pay the following charges when buying or redeeming Shares of a
Fund:

               MAXIMUM SALES   MAXIMUM SALES
               LOAD IMPOSED   LOAD IMPOSED ON    DEFERRED   REDEMPTION EXCHANGE
               ON PURCHASES  REINVEST DIVIDENDS SALES LOAD*    FEES      FEES
               ------------- ------------------ ----------- ---------- --------
   Class C....     None             None           0.75%       None      None
   Class D....     None             None           0.25%       None      None
   Class E....     None             None           None        None      None

----------------

* If you purchase any Class of Shares of the Funds, you will pay a shareholder servicing fee. This fee is 0.25% of your average daily net assets.

                        ANNUAL FUND OPERATING EXPENSES

                     (AS A PERCENTAGE OF NET ASSETS)

                                                                           TOTAL FUND
                                                                         GROSS OPERATING
                                                                            EXPENSES
                                 ADVISORY FEE            OTHER EXPENSES#   (NET OF FEE
                                 (NET OF FEE  RULE 12B-1     (NET OF        WAIVERS/
                                   WAIVERS)     FEES*    REIMBURSEMENTS) REIMBURSEMENT)
                                 ------------ ---------- --------------- ---------------
CLASS C SHARES
 Equity Balanced Strategy Fund...   0.00%       0.75%         0.25%           1.00%
 Aggressive Strategy Fund........   0.00%       0.75%         0.25%           1.00%
 Balanced Strategy Fund..........   0.00%       0.75%         0.25%           1.00%
 Moderate Strategy Fund..........   0.00%       0.75%         0.25%           1.00%
 Conservative Strategy Fund......   0.00%       0.75%         0.25%           1.00%
CLASS D SHARES
 Equity Balanced Strategy Fund...   0.00%       0.25%         0.25%           0.50%
 Aggressive Strategy Fund........   0.00%       0.25%         0.25%           0.50%
 Balanced Strategy Fund..........   0.00%       0.25%         0.25%           0.50%
 Moderate Strategy Fund..........   0.00%       0.25%         0.25%           0.50%
 Conservative Strategy Fund......   0.00%       0.25%         0.25%           0.50%
CLASS E SHARES
 Equity Balanced Strategy Fund...   0.00%       0.00%         0.25%           0.25%
 Aggressive Strategy Fund........   0.00%       0.00%         0.25%           0.25%
 Balanced Strategy Fund..........   0.00%       0.00%         0.25%           0.25%
 Moderate Strategy Fund..........   0.00%       0.00%         0.25%           0.25%
 Conservative Strategy Fund......   0.00%       0.00%         0.25%           0.25%

----------------

 * Pursuant to the rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Class C and Class D Shares of the Funds rather than on a per shareholder basis. Therefore, long-term shareholders of the Class C Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

 # For purposes of this table, Other Expenses for each Class includes a shareholder services fee of up to 0.25% of average daily net assets. Annual Class C, D and E Shares' operating expenses are based on average net assets expected to be invested during the year ending December 31, 1998 for Class D and E and December 31, 1999 for Class C. During the course of this period, expenses may be more or less than the amount shown. Prior to January 1, 1999, FRIMCo provided management and administrative services to the Funds pursuant to a single Management Agreement for which FRIC paid a single fee. Effective January 1, 1999, FRIMCo's advisory and administrative services are provided under separate agreements which provide for the fees reflected in the table above. "Other Expenses" for Class D and Class E Shares has been restated to reflect changes to the Investment Company's Transfer and Dividend Paying Agent Agreement which became effective June 8, 1998.

## FRIMCo has voluntarily agreed to waive its aggregate 0.25% advisory and/or administrative fees. This waiver is intended to be in effect through December 31, 1999 but may be revised or eliminated at any time without notice to shareholders. The LifePoints Funds' operating expenses will be paid by the Underlying Funds and/or FRIMCo, as more fully described below. If there were no waiver of advisory and/or administrative fees or reimbursement of operating expenses by the Underlying Funds or FRIMCo, the estimated "Total Other Expenses" for Class C, Class D, and Class E would be 6.59%, 5.84%, and 5.59%, respectively, of the average net assets of the Equity Balanced Strategy Fund. If there were no waiver of advisory and/or administrative fees or reimbursement of operating expenses by the Underlying Funds or FRIMCo, the estimated "Total Other Expenses" for Class C, D and E Shares would be 5.91%, 5.16% and 4.91%, respectively, of the average net assets of the Aggressive Strategy Fund. If there were no waiver of advisory and/or administrative fees or reimbursement of operating expenses by the underlying Funds or FRIMCo, the estimated "Total Other Expenses" for Class C, D and E Shares would be 1.76%, 1.01% and
    0.76%, respectively, of the average net assets of the Balanced Strategy Fund. If there were no waiver of advisory and/or administrative fees or reimbursement of operating expenses by the Underlying Funds or FRIMCo, the estimated "Total Other Expenses" for Class C, D and E Shares would be 4.97%, 4.22% and 3.97%, respectively, of the average net assets of the Moderate Strategy Fund. If there were no waiver of advisory and/or administrative fees or reimbursement of operating expenses by the Underlying Funds or FRIMCo, the estimated "Total Other Expenses" for Class C, D and E Shares would be 5.15%, 4.40%, and 4.15%, respectively, of the average net assets of the Conservative Strategy Fund.

 + Investors purchasing any class of Shares of the Fund through a Financial Intermediary, such as a bank or an investment adviser, may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your intermediary for information concerning what additional fees, if any, will be charged.

  Although Class C, Class D and Class E Shares of the LifePoints Funds will be subject to a 0.20% advisory fee and a 0.25% Shareholder Service Fee and the Class D Shares will be subject to an additional 0.25% Rule 12b-1 distribution fee, and the Class C Shares will be subject to an additional 0.75% Rule 12b-1 distribution fee, no class will bear any operating expenses. The operating expenses will be paid by the Underlying Funds in which the LifePoints Funds invest to the extent that an Underlying Fund receives a net reduction in its otherwise anticipated operating expenses as a result of the LifePoints Funds' investment in that Underlying Fund's shares. The operating expense savings that are expected to be realized by the Underlying Funds from the LifePoints Funds result primarily from the assumed reduction in the number of accounts that each Underlying Fund has to maintain due to the existence of the LifePoints Funds (i.e., one account per investor as opposed to one for each Underlying Fund per investor if the investor duplicated a LifePoints Fund's investment program by investing directly in the Underlying Funds) and from the assumed reductions in investor trading activity. Any LifePoints Funds operating expenses that are in excess of the estimated savings to the Underlying Funds will be borne by FRIMCo, an arrangement that can be terminated at any time by FRIMCo in its sole discretion without notice to shareholders but which will not be terminated prior to April 30, 1999. (See "Expenses of the LifePoints Funds" for an explanation of the Special Services Agreement under which the LifePoints Funds' operating expenses are allocated among and borne by the Underlying Funds in which the LifePoints Funds invest.) However, while the LifePoints Funds are expected to operate without expense (except as to the management fee and any Rule 12b-1 and Shareholder Services
Fees), shareholders in a LifePoints Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the LifePoints Fund invests. The following table provides the expense ratios for each of the Underlying Funds in which the LifePoints Funds may invest (based on information as of December 31, 1997). Where applicable, expense ratios are restated to reflect current fees. As explained in this Prospectus, each LifePoints Fund intends to invest in some, but not all, of the Underlying Funds.

                                                                 TOTAL OPERATING
   UNDERLYING FUND CLASS S                                       EXPENSE RATIOS*
   -----------------------                                       ---------------
   Diversified Equity Fund......................................       .95%
   Special Growth Fund..........................................      1.20%
   Quantitative Equity Fund.....................................       .94%
   International Securities Fund................................      1.30%
   Diversified Bond Fund........................................       .59%
   Short Term Bond Fund.........................................       .67%
   Multistrategy Bond Fund......................................       .80%
   Real Estate Securities Fund..................................      1.10%
   Emerging Markets Fund........................................      1.81%

--------------------

* Restated to reflect changes to the Investment Company's Transfer and Dividend Paying Agent agreement, which became effective June 8, 1998.

  The following table illustrates the indirect expense ratio that each LifePoints Fund would have incurred based on its allocation strategy in the Underlying Funds for the year ended December 31, 1997 if it had been operational:

                                                                    INDIRECT
   LIFEPOINTS FUND                                               EXPENSE RATIOS*
   ---------------                                               ---------------
   Equity Balanced Strategy Fund................................      1.09%
   Aggressive Strategy Fund.....................................      1.07%
   Balanced Strategy Fund.......................................       .93%
   Moderate Strategy Fund.......................................       .84%
   Conservative Strategy Fund...................................       .79%

---------------------

* Restated to reflect changes to the Investment Company's Transfer and Dividend Paying Agent agreement, which became effective June 8, 1998.

EXAMPLE:

  You would pay the following expenses on a $1,000 investment in each of the Shares of each of the LifePoints Funds, including the indirect expenses of the Underlying Funds, assuming at any time during the periods noted below: (1) 5% annual return and (2) redemption at the end of each time period:

CLASS C SHARES:                                                   1 YEAR 3 YEARS
---------------                                                   ------ -------
Equity Balanced Strategy Fund....................................  $21     $66
Aggressive Strategy Fund.........................................  $21     $65
Balanced Strategy Fund...........................................  $19     $61
Moderate Strategy Fund...........................................  $18     $58
Conservative Strategy Fund.......................................  $18     $56

CLASS D SHARES:                                                   1 YEAR 3 YEARS
---------------                                                   ------ -------
Equity Balanced Strategy Fund....................................  $16     $50
Aggressive Strategy Fund.........................................  $16     $49
Balanced Strategy Fund...........................................  $14     $45
Moderate Strategy Fund...........................................  $13     $42
Conservative Strategy Fund.......................................  $13     $41

CLASS E SHARES:                                                   1 YEAR 3 YEARS
---------------                                                   ------ -------
Equity Balanced Strategy Fund....................................  $13     $42
Aggressive Strategy Fund.........................................  $13     $41
Balanced Strategy Fund...........................................  $12     $37
Moderate Strategy Fund...........................................  $11     $34
Conservative Strategy Fund.......................................  $10     $33

          FINANCIAL HIGHLIGHTS OF THE EQUITY BALANCED STRATEGY FUND+

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout the period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. No Class C, or Class D Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

                                                                         1997*
                                                                         ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.00
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................    .09
 Capital gain distributions from Underlying Funds.......................   2.73
 Net realized and unrealized gain (loss) on investments.................  (3.06)
                                                                         ------
   Total Income From Investment Operations..............................   (.24)
                                                                         ------
LESS DISTRIBUTIONS:
 Net investment income..................................................   (.09)
 In excess of net investment income.....................................   (.24)
 Net realized gain on investments.......................................   (.60)
                                                                         ------
   Total Distributions..................................................   (.93)
                                                                         ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 8.83
                                                                         ======
TOTAL RETURN(%)(a)......................................................  (2.42)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)...............................  2,985
 Ratios of average net assets(%):
   Operating expenses, net(b)(c)........................................    .25
   Operating expenses, gross(c)(d)......................................   3.58
   Net investment income(d).............................................    .45
 Portfolio turnover rate(%)(b)..........................................  48.30

----------------
 * For the period September 30, 1997 (commencement of operations) to December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) The ratios for the period September 30, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c)  See Note 4 for current period amounts.
(d) The ratio has not been annualized due to the Fund's short period of operation.

 + See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

             FINANCIAL HIGHLIGHTS OF THE AGGRESSIVE STRATEGY FUND+

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout the period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. No Class C or Class D Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

                                                                         1997*
                                                                         ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.00
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................    .10
 Capital gain distributions from Underlying Funds.......................   1.66
 Net realized and unrealized gain (loss) on investments.................  (1.77)
                                                                         ------
   Total Income From Investment Operations..............................   (.01)
LESS DISTRIBUTIONS:
 Net investment income..................................................   (.10)
 In excess of net investment income.....................................   (.21)
 Net realized gain on investments.......................................   (.54)
                                                                         ------
   Total Distributions..................................................   (.85)
                                                                         ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 9.14
                                                                         ======
TOTAL RETURN(%)(a)......................................................   (.19)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)...............................  5,307
 Ratios of average net assets(%):
   Operating expenses, net(b)(c)........................................    .25
   Operating expenses, gross(c)(d)......................................   2.88
   Net investment income(d).............................................    .97
 Portfolio turnover rate(%)(b)..........................................  56.88

----------------
 * For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) The ratios for the period September 16, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c)  See Note 4 for current period amounts.
(d) The ratio has not been annualized due to the Fund's short period of operation.
 + See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE BALANCED STRATEGY FUND+

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout the period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. No Class C or Class D Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

                                                                          1997
                                                                         ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.00
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................    .09
 Capital gain distributions from Underlying Funds.......................    .85
 Net realized and unrealized gain (loss) on investments.................   (.83)
                                                                         ------
   Total Income From Investment Operations..............................    .11
                                                                         ------
LESS DISTRIBUTIONS:
 Net investment income..................................................   (.09)
 In excess of net investment income.....................................   (.15)
 Net realized gain on investments.......................................   (.41)
                                                                         ------
   Total Distributions..................................................   (.65)
                                                                         ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 9.46
                                                                         ======
TOTAL RETURN(%)(a)......................................................   1.04
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)...............................  3,554
 Ratios of average net assets(%):
   Operating expenses, net(b)(c)........................................    .25
   Operating expenses, gross(c)(d)......................................   4.03
   Net investment income(d).............................................   1.30
 Portfolio turnover rate(%)(b)..........................................  29.58

----------------
 * For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a)  Periods less than one year are not annualized.
(b) The ratios for the period September 16, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c)  See Note 4 for current period amounts.
(d) The ratio has not been annualized due to the Fund's short period of operation.
 + See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE MODERATE STRATEGY FUND+

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout the period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. No Class C or Class D Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

                                                                         1997*
                                                                         ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.00
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................    .07
 Capital gain distributions from Underlying Funds.......................    .38
 Net realized and unrealized gain (loss) on investments.................   (.46)
                                                                         ------
   Total Income From Investment Operations..............................   (.01)
                                                                         ------
LESS DISTRIBUTIONS:
 Net investment income..................................................   (.07)
 In excess of net investment income.....................................   (.07)
 Net realized gain on investments.......................................   (.24)
                                                                         ------
   Total Distributions..................................................   (.38)
                                                                         ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 9.61
                                                                         ======
TOTAL RETURN(%)(a)......................................................   (.06)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)...............................    385
 Ratios of average net assets(%):
   Operating expenses, net(b)(c)........................................    .25
   Operating expenses, gross(c)(d)......................................    --
   Net investment income(e).............................................   1.01
 Portfolio turnover rate(%)(b)..........................................   9.66

----------------

 * For the period October 2, 1997 (commencement of operations) to December 31, 1997.
(a)  Periods less than one year are not annualized.

(b) The ratios for the period October 2, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c)  See Note 4 for current period amounts.
(d)  The ratio is not meaningful due to the Fund's short period of operation.
(e) The ratio has not been annualized due to the Fund's short period of operation.
 + See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

            FINANCIAL HIGHLIGHTS OF THE CONSERVATIVE STRATEGY FUND+

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout the period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class E Shares for the periods shown. No Class C or Class D Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

                                                                         1997*
                                                                         ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.00
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................................................    .07
 Capital gain distributions from Underlying Funds.......................    .23
 Net realized and unrealized gain (loss) on investments.................   (.16)
                                                                         ------
   Total Income From Investment Operations..............................    .14
                                                                         ------
LESS DISTRIBUTIONS:
 Net investment income..................................................   (.07)
 In excess of net investment income.....................................   (.03)
 Net realized gain on investments.......................................   (.16)
                                                                         ------
   Total Distributions..................................................   (.26)
                                                                         ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 9.88
                                                                         ======
TOTAL RETURN(%)(a)......................................................   1.36
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period ($000 omitted)...............................     23
 Ratios of average net assets(%):
   Operating expenses, net(b)(c)........................................    .25
   Operating expenses, gross(c)(d)......................................    --
   Net investment income(e).............................................    .67
 Portfolio turnover rate(%)(b)..........................................   0.00

----------------

 * For the period November 7, 1997 (commencement of operations) to December 31, 1997.
(a)  Periods less than one year are not annualized.

(b) The ratios for the period November 7, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c)  See Note 4 for current period amounts.
(d)  The ratio is not meaningful due to the Fund's short period of operation.
(e) The ratio has not been annualized due to the Fund's short period of operation.
 + See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                      THE PURPOSE OF THE LIFEPOINTS FUNDS

  The LifePoints Funds offer Eligible Investors the opportunity to invest in a diversified mutual fund investment allocation program, and permit an investor the use of FRIMCo's and Russell's "multi-style, multi-manager diversification" method of investment. The LifePoints Funds, by investing in the Class S Shares of the Underlying Funds, obtain FRIMCo's and Russell's money manager evaluation services, on a pooled and cost-effective basis.

                FRANK RUSSELL COMPANY--CONSULTANT TO THE FUNDS

  Russell acts as consultant to the LifePoints Funds. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for almost 30 years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions are at the core of Russell consulting service:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns based upon the client's unique situation and tolerance for risk.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in the manner most likely to achieve the client's objectives.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations to make specific portfolio investments for each asset class in accord with the specified objectives, investment styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" investment method with the goals of reducing risk and increasing returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both the investors' individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities over the past 50 years have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time, asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to an investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

  The LifePoints Funds have a greater potential than most mutual funds for diversification among investment styles and money managers since the LifePoints Funds typically invest in shares of several Underlying Funds. The LifePoints Funds were created to provide a mutual fund investor with a simple but effective means of structuring a diversified mutual fund investment program suited to meet the investor's individual needs. The proliferation of mutual funds has left many investors confused and in search of a simpler means to manage their investments. FRIMCo has long stressed the value of diversification in an investment program (e.g., a money market fund for liquidity and price stability, a growth fund for long-term appreciation, an income fund for current income and relative safety of principal, an international fund for greater potential diversification, etc.), and has offered its advisory expertise in assisting investors on how to design their individual investment program.

             INVESTMENT OBJECTIVES AND ASSET ALLOCATION FRAMEWORKS
                            OF THE LIFEPOINTS FUNDS

  The investment objectives of the LifePoints Funds are subject to the investment restrictions and asset allocation policies described in this Prospectus. The investment objective of each LifePoints Fund is as follows:

  . EQUITY BALANCED STRATEGY FUND seeks to achieve high, long-term capital appreciation, while recognizing the possibility of high fluctuations in year-to-year market values.

  . AGGRESSIVE STRATEGY FUND seeks to achieve high, long-term capital appreciation with low current income, while recognizing the possibility of substantial fluctuations in year-to-year market values.

  . BALANCED STRATEGY FUND seeks to achieve a moderate level of current income and, over time, above-average capital appreciation with moderate risk.

  . MODERATE STRATEGY FUND seeks to achieve moderate long-term capital appreciation with high current income, while recognizing the possibility of moderate fluctuations in year-to-year market values.

  . CONSERVATIVE STRATEGY FUND seeks to achieve moderate total rate of return through low capital appreciation and reinvestment of a high level of current income.

  The investment objectives of the LifePoints Funds are summarized below in a chart that illustrates the degree to which each LifePoints Fund seeks to obtain capital appreciation, income, and stability of principal:

                                                                     POSSIBILITY
                                                 CAPITAL                 OF
   LIFEPOINTS FUND                             APPRECIATION  INCOME  FLUCTUATION
   ---------------                             ------------ -------- -----------
Equity Balanced Strategy Fund.................     High       Low       High
Aggressive Strategy Fund......................     High       Low       High
Balanced Strategy Fund........................   Moderate   Moderate  Moderate
Moderate Strategy Fund........................   Moderate     High    Moderate
Conservative Strategy Fund....................     Low        High       Low

  There is no assurance that a LifePoints Fund will achieve its stated objective. The investment objective of each LifePoints Fund is fundamental and cannot be changed without the approval of a majority of shareholders of the particular LifePoints Fund.

  Each of the LifePoints Funds allocates its assets by investing in shares of a diversified group of Underlying Funds. The allocation of a LifePoints Fund's assets among Underlying Funds may be changed at anytime by FRIMCo. Each of the LifePoints Funds generally will adjust its investments within set limits based on FRIMCo's outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Fund. However, the LifePoints Funds may deviate from set limits when, in FRIMCo's opinion, it is necessary to do so to pursue a LifePoints Fund's investment objective. However, amounts allocated to each Underlying Fund by each LifePoints Fund are expected to generally vary only within 10% of the ranges specified below:

                             EQUITY
                            BALANCED AGGRESSIVE BALANCED MODERATE CONSERVATIVE
                            STRATEGY  STRATEGY  STRATEGY STRATEGY   STRATEGY
   UNDERLYING FUND            FUND      FUND      FUND     FUND       FUND
   ---------------          -------- ---------- -------- -------- ------------
Diversified Equity Fund....    30%       21%      16%       11%         5%
Special Growth Fund........    10%       11%       5%        2%       -- %
Quantitative Equity Fund...    30%       21%      16%       11%         6%
International Securities
 Fund......................    20%       19%      14%        9%         5%
Diversified Bond Fund......   -- %      -- %      25%       27%        18%
Multistrategy Bond Fund....   -- %       18%      16%      -- %       -- %
Real Estate Securities
 Fund......................     5%        5%       5%        5%         5%
Emerging Markets Fund......     5%        5%       3%        2%         1%

                             [GRAPH APPEARS HERE]

                           5% Real Estate Securities
                              5% Emerging Markets
                              10% Special Growth
                         20% International Securities
                            30% Diversified Equity
                           30% Quantitative Equity

                         Equity Balanced Strategy Fund



                             [GRAPH APPEARS HERE]

                           5% Real Estate Securities
                              5% Emerging Markets
                              11% Special Growth
                            18% Multistrategy Bond
                         19% International Securities
                            21% Diversified Equity
                           21% Quantitative Equity

                           Aggressive Strategy Fund



                             [GRAPH APPEARS HERE]

                              3% Emerging Markets
                           5% Real Estate Securities
                              5% Special Growth
                             25% Diversified Bond
                         14% International Securities
                            16% Diversified Equity
                            16% Multistrategy Bond
                            16% Quantitative Equity

                            Balanced Strategy Fund



                             [GRAPH APPEARS HERE]

                               2% Special Growth
                              2% Emerging Markets
                           5% Real Estate Securities
                          9% International Securities
                            11% Diversified Equity
                            11% Quantitative Equity
                             27% Diversified Bond
                          33% Volatility Constrained

                            Moderate Strategy Fund



                             [GRAPH APPEARS HERE]

                              1% Emerging Markets
                             5% Diversified Equity
                          5% International Securities
                           5% Real Estate Securities
                            6% Quantitative Equity
                             18% Diversified Bond
                          60% Volatility Constrained

                           Conservative Strategy Fund

                       INVESTMENT POLICIES, RESTRICTIONS
                       AND RISKS OF THE LIFEPOINTS FUNDS

  Each LifePoints Fund's investment policies and practices are subject to further restrictions and risks which are described in the Statement of Additional Information. The LifePoints Funds will not make a material change in their investment objectives or their fundamental policies without obtaining shareholder approval. The LifePoints Funds' allocation ranges, as described in the previous section, unless otherwise specified, are not fundamental policies and may be changed without shareholder approval. Shareholders will be notified of any material change in such investment programs.

  Cash Reserves. Each LifePoints Fund is authorized to invest its cash reserves (i.e., funds awaiting investment in the Underlying Funds) in money market instruments and in debt securities which are at least comparable in quality to the permitted investments of the Underlying Funds which may be acquired by that LifePoints Fund. Each LifePoints Fund may also invest its cash reserves in the Investment Company's Money Market Fund. The Investment Company's Money Market Fund, described in a separate prospectus, seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing solely in short-term, high-grade, money market instruments. A LifePoints Fund investing in the Money Market Fund will indirectly bear its proportionate share of the management fee and other expenses incurred by the Money Market Fund.

  Repurchase Agreements. Each LifePoints Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase the securities should default and if the value of the securities held by the LifePoints Fund as collateral (102% of the amount of cash paid by the LifePoints Fund to such party at time of the agreement) should fall below the repurchase price, the LifePoints Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" below, no LifePoints Fund will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse Repurchase Agreements. Each LifePoints Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by FRIMCo to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a LifePoints Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The LifePoints Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed upon future date, the LifePoints Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the LifePoints Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect, subject to the limitations described in "Investment Policies--Illiquid Securities."

  Illiquid Securities. The LifePoints Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In addition, the LifePoints Funds will not invest more than 15% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. Investing in illiquid securities that are considered to be Rule 144A securities could have the effect of increasing the level of a LifePoints Fund's illiquidity to the extent that qualified institutional buyers became, for a time, uninterested in purchasing such securities.

  Diversification. Each LifePoints Fund is a "nondiversified" investment company for purposes of the Investment Company Act of 1940, as amended (the "1940 Act") because it invests in the securities of a limited number of issuers (i.e., the Underlying Funds). Each of the Underlying Funds in which the LifePoints Funds may invest is a diversified investment company. Each LifePoints Fund intends to qualify as a diversified investment company for purposes of Subchapter M of the Internal Revenue Code.

INVESTMENT RESTRICTIONS OF THE LIFEPOINTS FUNDS

  The LifePoints Funds have fundamental investment restrictions which cannot be changed without shareholder approval. The principal restrictions are the following, which, unless otherwise noted, apply on a Fund-by-Fund basis at the time an investment is being made. No LifePoints Fund will:

    1. Invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies (including the Underlying Funds); and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such LifePoints Fund.

    2. Invest 25% or more of the value of the LifePoints Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities, and shares of the Underlying Funds).

    3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer, as noted below, except with respect to shares of Funds that are investment portfolios of the Investment Company.

    4. Borrow money, except that a Fund may borrow as a temporary measure for extraordinary or emergency purposes, and not in excess of five percent of its net assets; provided, that a Fund may borrow to facilitate redemptions (NOT FOR LEVERAGING OR INVESTMENT), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced to the extent necessary to comply with this limitation within three days. Reverse repurchase agreements will not be considered borrowings for purposes of the foregoing restriction, provided that the Fund will not purchase investments when borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

    5. Invest more than 15% of its net assets in illiquid securities, provided that each LifePoints Fund will not invest more than 5% of its net assets in restricted securities (other than securities eligible for resale under Rule 144A of the 1933 Act).

SPECIAL RISKS AND CONSIDERATIONS OF THE LIFEPOINTS FUNDS

  Before investing in the LifePoints Funds you should consider the following factors:

  . Since the investment of each LifePoints Fund is invested primarily in shares of the Underlying Funds, the investment performance of each LifePoints Fund is directly related to the investment performance of the Underlying Funds in which the LifePoints Fund invests.

  . The policy of each LifePoints Fund is to allocate its investment among the Underlying Funds within a certain range. Therefore, the LifePoints Funds may have less flexibility to invest than a mutual fund without such constraints.

  . The Underlying Funds may invest in foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon bonds and payment-in-kind bonds; and engage in various other investment practices which result in market risk, currency risk, and the risks of investing in foreign securities.

  . The officers, Trustees, and FRIMCo (the investment manager of the LifePoints Funds) presently serve as officers, Trustees and investment manager of the Underlying Funds. Therefore, conflicts may arise as those persons and FRIMCo fulfill their fiduciary responsibilities to the LifePoints Funds and to the Underlying Funds.

  . Some of the LifePoints Funds may invest in the Emerging Markets Fund, and the Aggressive Strategy Fund may invest in the Multistrategy Bond Fund. The Emerging Markets Fund may invest up to 5% of its net assets, and the Multistrategy Bond Fund may invest up to 25% of its net assets, in lower-rated securities, which are subject to the risks resulting from high yield investing.

                              ELIGIBLE INVESTORS

  Shares of the LifePoints Funds are currently offered only to Eligible Investors. Eligible investors include:

  . Institutional investors and Financial Intermediaries selected by FRIMCo or by the Investment Company's distributor. Financial Intermediaries include bank trust departments, registered investment advisers, broker-dealers, employee benefit plans, and other financial services organizations;

  . Institutions or individuals who acquire shares through those institutions or Financial Intermediaries; and

  . Trustees, officers, employees and certain third-party contractors of the Investment Company and its affiliates and their spouses and children.

  There is no minimum investment in Class C or Class E Shares of the LifePoints Funds. The initial minimum aggregate investment in the Class D Shares of any combination of the LifePoints Funds is $5 million. FRIMCo, on behalf of each Fund, reserves the right to change, as to any Fund or any class thereof, the categories of investors eligible to purchase shares of that Fund or class. Trustees, officers, employees, and certain third-party contractors of the Investment Company and its affiliates and their spouses and children are not subject to any initial minimum investment requirement.

  The LifePoints Funds generally do not offer their shares directly to individual (i.e., retail) investors, although they may choose to do so. Advisors, broker-dealers ("Financial Intermediaries") and other Eligible Investors selected by FRIMCo or by the Investment Company's distributor may recommend or acquire shares of the Funds for their customers. FRIMCo provides objective-setting and asset-allocation assistance and services to Financial Intermediaries, which in turn provide the similar services to their customers. Financial Intermediaries may receive a shareholder service compensation from the Funds' Distributor with respect to Class C, Class D and Class E Shares of the Funds and distribution compensation with respect to Class C and Class D Shares of the Fund. Additionally, Financial Intermediaries may charge their customers a fee for providing these services and other trust or investment-related services.

              GENERAL MANAGEMENT OF THE UNDERLYING FUNDS AND THE
                               LIFEPOINTS FUNDS

  The Investment Company's Board of Trustees (the "Board") oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Investment Company's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets in the Underlying Funds assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise the provision of services by third parties such as the money managers and custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results;

  . manages, or hires money managers to manage the Funds' Liquidity
    Portfolios; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent, dividend disbursing and shareholder recordkeeping) as well as a portion of the costs of preparing and distributing explanatory materials concerning the Funds.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed Income I, Diversified Bond, Short Term Bond, Fixed Income III, and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995.
    From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed Income I, Diversified Bond, Short Term Bond, Fixed Income III, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994.
    From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the
    Investment Company on a day to day basis, and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of Russell's U.S. Equity Manager Research Department. Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Diversified Equity, Equity II, Special Growth, Equity III, Equity Income, Equity Q, Quantitative Equity, and Equity T Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Diversified Equity, Equity II, Special Growth, Equity III, Equity Income, Equity Q, Quantitative Equity, Equity T, and Multi-Style Funds.

  Russell provides to the Funds and to FRIMCo the asset management consulting services--including the objective-setting and asset-allocation technology, and the money manager research and evaluation assistance--which Russell provides to its other consulting clients. Russell receives no compensation from the Funds or FRIMCo for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman of the Board of the Investment Company, is the chairman of the board of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  Russell is a subsidiary of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). Founded in 1857, Northwestern Mutual is a mutual insurance corporation organized under the laws of Wisconsin. Northwestern Mutual's products consist of a full range of permanent and term life insurance, disability income insurance, long-term care insurance, mutual funds and annuities for personal, estate, retirement, business, and benefits planning. Northwestern Mutual provides its products and services through an exclusive network of approximately 7,200 agents associated with over 100 general agencies nationwide. Northwestern Mutual leads the U.S. in both individual life insurance sold annually and total individual life insurance in force.

  The Investment Company has received an exemptive order from the SEC which permits the Investment Company, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose, on an aggregate basis, the fees paid to the money managers of each Underlying Fund. The Investment Company received shareholder approval to operate under the order at a special meeting of the shareholders held on January 22, 1996.

  For its investment supervisory services, FRIMCo receives an advisory fee from each LifePoints Fund at the annual rate of 0.20% of the average daily net assets of each Fund, payable to FRIMCo monthly on a pro rata basis. Currently, FRIMCo has voluntarily agreed to waive the fee to which it is entitled from each Fund. FRIMCo currently calculates its advisory fee based on a Fund's average daily net assets less any advisory fee incurred on the Fund's assets to the extent the Fund incurs any advisory fees for investing a portion of its assets in the Investment Company's Money Market Fund. Each Fund may also pay, in addition to the fee set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis.

  In addition to the advisory fee payable by the LifePoints Funds, the LifePoints Funds will indirectly bear a proportionate share of operating expenses that include the advisory fees paid by the Underlying Funds in which they invest. While a shareholder of a LifePoints Fund will also bear a proportionate part of advisory fees paid by an Underlying Fund, each of the advisory fees paid is based upon the services received by the respective Fund. From the advisory fee that it receives from each Underlying Fund, FRIMCo, acting as agent for the Investment Company, is responsible for paying the Underlying Fund's money managers for their investment selection services. The remainder is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of the advisory fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of the average daily net assets of each Underlying Fund: Diversified Equity Fund 0.73%, Special Growth Fund 0.90%, Quantitative Equity Fund 0.73%, International Securities Fund 0.90%, Diversified Bond Fund 0.40%, Short Term Bond Fund 0.45%, Multistrategy Bond Fund 0.60%, Real Estate Securities Fund 0.80%, and Emerging Markets Fund 1.15%. The fees of the Underlying Funds, other than the Diversified Bond, Short Term Bond, and Multistrategy Bond Funds, may be higher than the fees charged by some mutual funds with similar objectives which use only a single money manager. FRIMCo has voluntarily agreed to waive all or a portion of its advisory fee and its administrative fee, described below, with respect to certain Underlying Funds.

                  OPERATING EXPENSES OF THE LIFEPOINTS FUNDS

  Each LifePoints Fund seeks to operate at a low operating expense ratio. Services which are administrative in nature will be provided by FRIMCo pursuant to an Administrative Agreement for a fee of 0.05% of each Fund's average daily net asset value. Although each LifePoints Fund will incur its pro rata share of the fees and expenses of an Underlying Fund in which it invests, each Underlying Fund has agreed to pay a pro rata share of the operating expenses of the LifePoints Funds that invest in the Underlying Funds, but only to the extent that the Underlying Funds receive a net reduction in its otherwise anticipated expenses from maintaining numerous investor accounts and from investor trading activity. This arrangement is subject to a Special Service Agreement (the "Service Agreement") between FRIMCo, each LifePoints Fund and the Underlying Funds in which it invests, as well as to certain voluntary expense reimbursement undertakings made by FRIMCo, which can be terminated by FRIMCo in its sole discretion, but which will not be terminated prior to December 31, 1999. Each LifePoints Fund has entered into an investment advisory agreement with FRIMCo, as well as a Portfolio Management Agreement which governs the providing of sub-advisory services.

  The Service Agreement is entered into, on a yearly basis, between FRIMCo, the LifePoints Funds and the Underlying Funds. The Service Agreement provides that all services necessary for the operation of a LifePoints Fund (including expenses for Fund accounting, custody, auditing, administrative, legal and transfer agent services (collectively, "Operating Expenses") (but not including services covered by the advisory fee and any Rule 12b-1 distribution fee or Shareholder Service Fees, which will be borne directly by the LifePoints Funds) will be paid by the Underlying Funds in which the LifePoints Fund invests and/or FRIMCo. In consideration of the benefits derived by the Underlying Funds from the establishment and operation of the LifePoints Funds, each of the

Underlying Funds will agree to pay a portion of the LifePoints Fund operating expenses. The operating expenses will be allocated among and borne by the Underlying Funds in proportion to the average daily value of shares of the Underlying Funds owned by each LifePoints Fund, but in no event will any Underlying Fund bear operating expenses in excess of its estimated cost savings. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which would have been established to hold the LifePoints Funds' assets if they had been invested directly in the Underlying Funds and the resulting reduction in shareholder servicing costs from less investor trading activity. Although such cost savings cannot be computed precisely at this time, the estimated savings to the Underlying Funds generated by the operation of the LifePoints Funds, and the consequent payments by the Underlying Funds, are expected to be sufficient to offset most, if not all, of the operating expenses incurred by the LifePoints Funds. Under the Service Agreement, FRIMCo has agreed to pay any operating expenses of the LifePoints Funds which exceed the estimated savings to each of the Underlying Funds.

                  THE MONEY MANAGERS FOR THE UNDERLYING FUNDS

  Each Underlying Fund's assets are allocated among the money managers listed in "Money Manager Profiles" in this Prospectus. THE ALLOCATION OF AN UNDERLYING FUND'S ASSETS AMONG MONEY MANAGERS MAY BE CHANGED AT ANY TIME BY FRIMCO. THE MONEY MANAGERS MAY BE EMPLOYED OR THEIR SERVICES MAY BE TERMINATED AT ANY TIME BY FRIMCO, SUBJECT TO APPROVAL BY THE BOARD OF THE INVESTMENT COMPANY.

  From its advisory fees, FRIMCo, as agent for the Investment Company, pays all fees to the money managers for their services to the Underlying Funds. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the quarterly average of all the assets allocated to the money manager. For the fiscal year ended December 31, 1997, fees paid to the money managers were equivalent to the following annual rates expressed as a percentage of the average daily net assets of each Underlying Fund:
Diversified Equity Fund 0.23%, Special Growth Fund 0.40%, Quantitative Equity Fund 0.19%, International Securities Fund 0.39%, Diversified Bond Fund 0.08%, Short Term Bond Fund 0.17%, Multistrategy Bond Fund 0.21%, Real Estate Securities Fund 0.29%, and Emerging Markets Fund 0.68%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Investment Company has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Underlying Funds through broker-dealer affiliates. Each money manager has agreed that once the Investment Company has advanced fees to FRIMCo as agent to make payment of the money manager's fee, the money manager will look only to FRIMCo for the payment of its fee.

  The money managers are selected for the Underlying Funds based primarily upon the research and recommendations of Russell, which evaluates quantitatively and qualitatively the manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of an Underlying Fund within the Underlying Fund's investment objectives, restrictions and policies, and the more specific strategies developed by Russell and FRIMCo. Although the money managers' activities are subject to general oversight by the Board and officers of the Investment Company, NEITHER THE BOARD, THE OFFICERS, FRIMCO, NOR RUSSELL EVALUATE THE INVESTMENT MERITS OF THE MONEY MANAGERS' INDIVIDUAL SECURITY SELECTIONS.

       INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE UNDERLYING FUNDS

  Each Underlying Fund has certain "fundamental" investment objectives, restrictions and policies which may be changed only with the approval of a majority of the Underlying Fund's shareholders. Other policies reflect current practices of the Underlying Funds, and may be changed by the Underlying Funds without the approval of shareholders. Certain of the objectives, policies, and risks are described in this section, and further information about the Underlying Funds is contained in the Statement of Additional Information as well as in the prospectuses of the Underlying Funds. Because the LifePoints Funds invest in the Underlying Funds, investors of the LifePoints Funds will be affected by the Underlying Funds' investment policies in direct proportion to the amount of assets each LifePoints Fund allocates to the Underlying Fund pursuing such policies. To request a copy of a prospectus for an Underlying Fund, contact the Investment Company at 800/972-0700 (in Washington, 253/627-
7001).

  Each Underlying Fund's objective is "fundamental," as are the types of securities in which it will invest. Ordinarily, each Underlying Fund will invest more than 65% of its total assets in the types of securities identified in its statement of objectives. However, the Underlying Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers deem that a more conservative approach is desirable or when suitable purchase opportunities do not exist.

                            DIVERSIFIED EQUITY FUND

  The Diversified Equity Fund's objective is to provide income and capital growth by investing principally in equity securities. The Fund may invest in common and preferred stocks, securities convertible into common stocks, rights and warrants.

                              SPECIAL GROWTH FUND

  The Special Growth Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Diversified Equity Fund, by investing in equity securities. Current income is a secondary consideration in selecting securities. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 1000(R) Index.

                           QUANTITATIVE EQUITY FUND

  The Quantitative Equity Fund's objectives are to provide a total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities. The Fund will maintain industry weights and economic sector weights near those of the Index. Over time, the Fund's average price/earnings ratio, yield and other fundamental characteristics are expected to be near the averages for the Index. However, the Fund's money managers may temporarily deviate from Index characteristics based upon the managers' investment judgment that this will increase the Fund's total return. The money managers of the Fund generally make stock selections from the set of stocks comprising the Russell 1000(R) Index. The Fund will attempt to be fully invested in common stock at all times. However, the Fund reserves the right to hold up to 20% of Fund assets in liquid reserve for redemption needs.

                         INTERNATIONAL SECURITIES FUND

  The International Securities Fund's objectives are to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Fund invests primarily in equity securities issued by companies domiciled outside of the United States. The Fund may also invest in fixed-income securities, including instruments issued by non-US governments and their agencies, and in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in other than US dollars and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                             EMERGING MARKETS FUND

  Emerging Markets Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

  Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies in countries having emerging markets (these companies are referred to as "Emerging Market Companies"). For purposes of the Fund's operations, an "emerging market" country will be a country having an economy and market that the World Bank or the United Nations would consider to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe.

  The Fund may not invest in all emerging markets at all times. Lack of adequate custody arrangements or current legal requirements make investing in some developing markets unfeasible. In the future, the Fund's money managers may determine, based on information then available, to expand the emerging market countries in which the Fund may invest. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different emerging market countries. The Fund does not currently anticipate that it will invest more than 25% of its total assets in the securities of any one emerging market country.

  The Fund may invest in common and preferred stocks of Emerging Market Companies, including companies involved in real estate development and gold mining. The Fund may also invest in other types of equity securities and equity derivative securities, such as convertible securities, rights, units, warrants and American Depository Receipts and European Depository Receipts ("Depository Receipts"). The Fund's equity securities will primarily be denominated in foreign currencies and may be held outside the United States.

  The Fund may invest in fixed-income securities, including instruments issued by Emerging Market Companies, governments and their agencies, and in US companies that derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States. The Fund's fixed-income securities may be denominated in other than US dollars.

  Certain emerging markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in those markets solely or primarily through governmentally authorized investment vehicles. For information on risks, see "Risk Considerations."

                          REAL ESTATE SECURITIES FUND

  Real Estate Securities Fund's objective is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of companies in the real estate industry.

  Except for temporary defensive purposes, the Fund will only invest in real estate related securities. These include securities of companies which generate at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-oriented equity securities of real estate companies. These may include shares of real estate investment trusts ("REITs"), partnership units of master limited partnerships, common and preferred stock, and convertible debt securities believed to have attractive equity characteristics. The Fund may invest up to 35% of its total assets in other debt securities of real estate companies. For information on risks, see "Risk Considerations."

  The Fund will attempt to be fully invested at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                             DIVERSIFIED BOND FUND

  Diversified Bond Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  It is FRIMCo's philosophy that investors should strategically allocate investments among a number of asset classes and should see a mix of investment styles. As with the Investment Company's other Funds, this Fund seeks to provide shareholders with a diversification of money manager styles. The Fund's portfolio is different from mutual funds that invest primarily in equity securities. To this end, the Fund seeks to provide a stable level of cash flow by investing in fixed income investments that balance a shareholder's investments in mutual funds that invest in equity securities.

  The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent borrowing arrangements between commercial paper issuers and institutional lenders, such as the Fund.) Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality, and other criteria. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by Moody's; or, if unrated, judged by the money manager to be of at least equal credit quality to those designations.

                             SHORT TERM BOND FUND

  Short Term Bond Fund's objectives are the preservation of capital and the generation of current income consistent with preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  To achieve this objective, the Fund will invest primarily in securities with shorter maturities or longer maturities with similar risk characteristics to shorter maturity securities.

  The Fund will invest primarily in conventional fixed-income securities. The Fund's investments will include: US Government and US government agency securities; corporate debt securities; mortgage and other asset-backed securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; municipal obligations; preferred and convertible preferred stocks; commercial paper and other money market instruments; and foreign currency exchange related securities. Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality and other criteria.

  The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by Moody's; or, if unrated, judged by the money managers to be of at least equal credit quality to those designations.

                            MULTISTRATEGY BOND FUND

  Multistrategy Bond Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios. Multistrategy Bond Fund seeks to achieve its objective by investing in fixed-income securities.

  The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government Securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes; bank instruments; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. For more information on risks see "Risk Considerations."

             INVESTMENT POLICIES AND RISKS OF THE UNDERLYING FUNDS

  Investment in Foreign Securities. The Underlying Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  Depository Receipts. Emerging Markets fund may invest in Depository Receipts. These are securities traded in the United States that are typically issued in connection with a US or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

  Forward Foreign Currency Exchange Contracts ("forward currency contracts"). The International Securities, Diversified Bond, Short Term Bond, Multistrategy Bond and Emerging Markets Funds may enter into forward currency contracts, which are agreements to exchange one currency for another -- for example, to exchange a certain amount of US dollars for a certain amount of Japanese yen -- at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that an Underlying Fund enters into a contract. The Underlying Funds may engage in forward contracts that involve a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are denominated. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. The Underlying Funds may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that the Underlying Funds' forward currency contracts are not used to achieve investment leverage, the Funds will segregate liquid assets in an amount at all times equal to or exceeding the Funds' commitment with respect to these contracts.

  Forward currency contracts will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of an Underlying Fund's portfolio securities or adversely affect the price of securities which the Funds intend to purchase at a later date. The amount the Underlying Funds may invest in forward currency contracts is limited to the amount of the Funds' aggregate investments in foreign currencies.

  Options. The Underlying Funds may purchase and sell (write) call and put options on securities and securities indexes provided such options are traded on a national securities exchange or in an over-the-counter market. The Underlying Funds may also purchase and sell put and call options on foreign currencies.

  An Underlying Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. An Underlying Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.

  The purchase and writing of options involves certain risks. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

  Where an Underlying Fund writes a call option, it has, in return for the premium it receives, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. Where an Underlying Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

  There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position.

  Futures Contracts and Options on Futures Contracts. The Underlying Funds may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a United States or foreign exchange or board of trade.

  Each Underlying Fund may also purchase and write call options and put options on futures contracts. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or a short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

  There are several risks associated with the use of futures and options on futures contracts for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in an Underlying Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted.

  High Risk Bonds. The Emerging Markets Fund may invest up to 5% of its net assets, and the Multistrategy Bond Fund may invest up to 25% of its net assets, in lower rated securities or in unrated securities judged by their money managers to be of comparable quality. While lower rated securities generally offer a higher yield than that available from higher grade issues, lower rated debt securities also involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. For additional information, refer to the Statement of Additional Information.

  Borrowing. The Funds are authorized to borrow from banks to obtain cash to pay redemption requests. Currently, each Fund may borrow up to 33 1/3% of the current value of the Funds' total assets. The LifePoints Funds do not expect to borrow to pay redemption request except in unusual circumstances. Please see the SAI for a more complete discussion of the Funds' permissible borrowing activities.

  Euro Currency Conversion. January 1, 1999 was the target date for the European Monetary Union's (the "EMU") introduction of a new single currency, the Euro, to replace the national currencies of participating member nations. If the Funds hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the ongoing impact of the Euro on the Funds, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Funds invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each LifePoints Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of the distributions are not guaranteed--all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income and net short-term capital gains, if any, for each LifePoints Fund on a quarterly basis, with payment being made in: April, July, October and December.

  Dividends paid by a LifePoints Fund with respect to all classes of Shares are calculated in the same manner and at the same time. All classes of Shares will share proportionally in any investment income and expenses of a LifePoints Fund, except that the per share dividends of Class C and Class D Shares will ordinarily be less than the per share dividends of Class E as a result of the Rule 12b-1 distribution fees charged to both Class C and Class D Shares.

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. In order to meet certain legal requirements, a LifePoints Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record that month. These latter distributions are deemed to have been paid by a LifePoints Fund and received by you on December 31 of the prior year, provided that you receive them by January 31. Capital gains realized during November and December will be distributed during the month of February of the following year.

  In addition, the LifePoints Funds receive capital gains distributions from the Underlying Funds. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, the LifePoints Funds may generate capital gains through rebalancing the portfolios to meet the Funds' allocation percentages.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you received the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to Frank Russell Investment Management Company, the Investment Company's transfer and dividend paying agent (the "Transfer Agent"), at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each LifePoints Fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code (the "Code"). By distributing substantially all of its net investment income and capital gains to shareholders and meeting certain other requirements, a LifePoints Fund will generally not be liable for federal income or excise taxes. The LifePoints Funds may be subject to nominal, if any, state and local taxes.

  For taxable shareholders: Your dividends from net investment income and short-term capital gains will be taxable as ordinary dividends, whether paid in cash or reinvested in additional shares. 20% capital gains distributions declared by the Investment Company's Board are taxed at the respective capital gains rates regardless of the length of time a shareholder has held such shares. Distributions paid in excess of a LifePoints Fund's earnings will be treated as a non-taxable return of capital. Dividends and distributions may otherwise also be subject to state or local taxes.

  The sale of shares of a LifePoints Fund is a taxable event and may result in capital gain or loss to you. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of a LifePoints Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  You will be notified after each calendar year of the amounts of ordinary income dividends, and 20% capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year.

  A LifePoints Fund is required to withhold 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder if the shareholder has not provided to the LifePoints Fund the Shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  If you are not a US person for purposes of federal income taxation, you should consult with your financial or tax advisors regarding the applicability of income, estate or other taxes (including income tax withholding) on your investment in a LifePoints Fund or on dividends and distributions received by you from a LifePoints Fund and the application of foreign tax laws.

  You should consult your tax advisor with respect to the applicability of any state and local intangible property or income taxes to your shares of a LifePoints Fund and distributions and redemption proceeds received from a LifePoints Fund.

  Additional information on these and other tax matters relating to the LifePoints Funds and their shareholders is included in the section entitled "Taxes" in the Statement of Additional Information.

                            PERFORMANCE INFORMATION

  From time to time, the LifePoints Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged to all shareholder accounts.

  Performance will be calculated separately for Class C, Class D and Class E Shares of the LifePoints Funds. The Class C and Class D Shares have different expenses from the Class E Shares which may affect performance.

  THE AVERAGE ANNUAL TOTAL RETURNS FOR CLASS C AND CLASS D SHARES OF THE LIFEPOINTS FUNDS ARE AS FOLLOWS:

  Please refer to Class E average annual total returns hereafter. The Class C and Class D Shares of the LifePoints Funds were not issued prior to December 31, 1997, and the deduction of the Rule 12b-1 fees applicable to Class C and Class D are not reflected for periods prior to that date. Had those fees been reflected in the Class E returns shown below, the returns would have been lower.

  THE AVERAGE ANNUAL TOTAL RETURN OF THE CLASS E SHARES OF THE LIFEPOINTS FUNDS ARE AS FOLLOWS:

                                                       INCEPTION TO    INCEPTION
                                                     DECEMBER 31, 1997   DATE
                                                     ----------------- ---------
Equity Balanced Strategy Fund.......................      (2.42)%      09/30/97
Aggressive Strategy Fund............................      (0.19)%      09/16/97
Balanced Strategy Fund..............................       1.04 %      09/16/97
Moderate Strategy Fund..............................      (0.06)%      10/03/97
Conservative Strategy Fund..........................       1.36 %      11/08/97

  No Class C or Class D shares had been issued as of December 31, 1997.

  The Moderate and Conservative Strategy Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a LifePoints Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts.

  Each LifePoints Fund may also advertise non-standardized performance information which is for periods in addition to those required to be presented.

                      VALUATION OF LIFEPOINTS FUND SHARES

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each LifePoints Fund on each business day on which shares are offered or orders to redeem are tendered. For all Funds, a business day is one on which the New York Stock Exchange is open for trading. Net asset value per share is computed for the Class C, Class D and Class E Shares by dividing the current value of the LifePoints Fund's assets (i.e., shares of the Underlying Funds plus any other assets held in the portfolio) attributable to a particular class, less liabilities attributable to that class, by the number of shares of the class outstanding, and rounding to the nearest cent. All Underlying Funds and LifePoints Funds determine net asset value as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time). The determination is made by appraising each LifePoints Fund's underlying investments on each business day (i.e., the Underlying Funds at the current net asset value per share of such Underlying Fund).

VALUATION OF PORTFOLIO SECURITIES

  Money market instruments held by a LifePoints Fund and maturing within 60 days of the valuation date are valued using the amortized cost method. Under this method, portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The LifePoints Funds utilize the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act. Such money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the LifePoints Fund would receive if it sold the instrument.

                    HOW TO PURCHASE LIFEPOINTS FUND SHARES

  The Investment Company's Funds are generally available through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at (800) RUSSEL4 (1-800-787-7354) for assistance in contacting an investment professional near you.

  Certain information noted below, including trade deadlines and payment procedures, are included for informational purposes only. Contact your Financial Intermediary for further details.

DISTRIBUTION PLAN

  Under a distribution plan (the "Distribution Plan") for the Class C and Class D Shares, the Investment Company may pay to its Distributor, or any banks, broker-dealers or other financial institutions that have entered into sales support agreements ("Selling Agents"), an amount (the "12b-1 Fee") for the Selling Agents' activities or expenses primarily intended to result in the sale of the Class C and Class D Shares of the LifePoints Funds subject to the Distribution Plan. The 12b-1 Fee payments are calculated daily and paid quarterly by the Investment Company, at an annual rate of up to 0.75% of the average daily net assets of a LifePoints Fund's Class C Shares, and at an annual rate of up to 0.25% of the average daily net assets of the LifePoints Fund's Class D Shares. The Board has, at the present time, determined to limit payments under the Distribution Plan to 0.25% of average daily net assets. The 12b-1 Fee may only be increased when the Board determines that it is in the best interests of shareholders of the Class C and Class D Shares of the LifePoints Funds to do so.

  The 12b-1 Fees may be used to compensate (a) Selling Agents for sales support services provided, and related expenses incurred with respect to Class C and Class D Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, the Investment Company makes no payments to the Distributor except as described above. Therefore, the Investment Company does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Investment Company, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by the Investment Company under the Distribution Plan.

SHAREHOLDER SERVICE PLAN

  The Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which it may make payments to its Distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C, Class D or Class E Shares of the LifePoints Funds. Payments under the Services Plan are calculated daily and paid quarterly by the Investment Company, at an annual rate of up to 0.25% of the average daily net assets of a LifePoints Fund's Class C, Class D or Class E Shares.

  The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or savings and loan association) from being an underwriter or distributor of most securities. In the event that the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Board will consider appropriate changes in the services.

  State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from the Glass-Steagall Act. Therefore, banks and financial institutions may be required to register as dealers under state law. In addition, some state securities laws may require administrators to register as brokers and dealers.

PAYING FOR SHARES

  You may purchase shares of the LifePoints Funds without a sales load on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section), and acceptance of the order. Please note the following:

    Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However, exceptions may be made by prior special arrangement with certain Financial Intermediaries.

    All purchases must be made in U.S. dollars.

    Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to "Frank Russell Investment Company."

  The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. An overdraft charge may also be applied.

OFFERING DATES AND TIMES

  Orders must be received by the Transfer Agent on any day when Fund shares are offered, prior to the close of the NYSE (currently 4:00 p.m. Eastern time).

ORDER AND PAYMENT PROCEDURES

  There are several ways you may invest in the Funds. You must place purchase orders through a Financial Intermediary. Purchases can be paid for by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

BY MAIL

  For new accounts, please mail the completed Application to the Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

BY FEDERAL FUNDS WIRE

  Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include your account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of your purchase.

BY AUTOMATED CLEARING HOUSE ("ACH")

  You may make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company. Funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted on the day received by the Funds' Custodian. In that case, the order would be placed on the next business day.

AUTOMATED INVESTMENT PROGRAM

  You may make regular investments (minimum $50) to Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. A separate transfer is required for each Fund in which shares are purchased. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

THREE DAY SETTLEMENT PROGRAM

  The Funds will accept orders from Financial Intermediaries to purchase Class C, Class D or Class E Shares of the LifePoints Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the LifePoints Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

BY MAIL OR TELEPHONE

  You may exchange Class C, Class D or Class E Shares of any LifePoints Funds that you own for shares of any other LifePoints Fund offered by this Prospectus on the basis of the current net asset value per share at the time of the exchange. Shares of a LifePoints Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Investment Company through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request).

IN-KIND EXCHANGE OF SECURITIES

  FRIMCo, in its capacity as investment advisor of the Investment Company, may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective, policies and limitations of the particular Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                     HOW TO REDEEM LIFEPOINTS FUND SHARES

  You may redeem shares of the LifePoints Funds on any business day the LifePoints Funds are open at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for liquidation for 15 days following the purchase to assure payment has been collected.

  The LifePoints Funds reserve the right to reject or delay a redemption on certain legal grounds or to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

REDEMPTION DATES AND TIMES

  Your redemption requests must be placed by a Financial Intermediary and received by the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m. Eastern time). Requests can be made by mail or telephone on any day when LifePoints Fund shares are offered, or through the Systematic Withdrawal Program.

BY MAIL OR TELEPHONE

  You may redeem shares by calling or writing to your Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

SYSTEMATIC WITHDRAWAL PROGRAM

  The systematic withdrawal program allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by an ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

                        PAYMENT OF REDEMPTION PROCEEDS

BY CHECK

  A check for the redemption proceeds will be sent to you at the address of record within seven days after receipt of a redemption request in proper form.

BY WIRE

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after receipt of your redemption request by the Transfer Agent. Wire transfers may be charged a fee to cover the cost of the wire (for redemptions less than $1,000) and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to domestic commercial banks which are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

PROPER FORM: Written instructions must include:

  A description of the request
  The name of the LifePoints Fund(s)

  The class of shares, if applicable
  The account number(s)
  The amount of money or number of shares being purchased, exchanged, transferred or redeemed
  The name(s) on the account(s)
  The signature(s) of all registered account owners
  For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

  ACCOUNT TYPE              REQUIREMENTS FOR WRITTEN REQUESTS
---------------------------------------------------------------------------------------------
  Individual, Joint         Written instructions must be signed by each shareholder, exactly
  Tenants,                  as the names appear in the account registration.
  Tenants in Common
---------------------------------------------------------------------------------------------
  UGMA or UTMA (custodial   Written instructions must be signed by the custodian in his/her
  accounts for minors)      capacity as it appears in the account registration.
---------------------------------------------------------------------------------------------
  Corporation, Association  Written instructions must be signed by authorized person(s), stating his/her capacity as indicated by the corporate resolution to act on the account.
                            A copy of the corporate resolution, certified within the past 90 days, authorizing the signer to act.
---------------------------------------------------------------------------------------------
  Estate, Trust, Pension,   Written instructions must be signed by all trustees.
  Profit
  Sharing Plan
                            If the name of the trustee(s) does not appear in the account registration, please provide a copy of the trust document
                            certified within the last 60 days.
---------------------------------------------------------------------------------------------
  Joint tenancy             Written instructions must be signed by the surviving tenant(s).
  shareholders whose        A certified copy of the death certificate must accompany the
  co-tenants are deceased   request.


SIGNATURE GUARANTEE

  The LifePoints Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. Call your financial institution to see if it has the ability to guarantee a signature. A notary public cannot provide a signature guarantee.

                               ACCOUNT POLICIES

THIRD PARTY TRANSACTIONS

  You may purchase LifePoints Fund shares through a program of services offered by a Financial Intermediary but you may be required to pay additional fees. You should contact your Financial Intermediary for information concerning what additional fees, if any, may be charged.

REDEMPTION IN-KIND

  A LifePoints Fund may pay for any redemption amount by a distribution in-kind of securities from the LifePoints Fund's portfolio, instead of in cash. Investors will incur brokerage charges on the sale of these portfolio securities.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Investment Company shares. The Distributor receives no compensation from the Investment Company for its services other than as described in "How to Purchase LifePoints Fund Shares--Distribution Plan" and "How to Purchase LifePoints Funds Shares--Shareholder Services Plan" elsewhere in this Prospectus.

  State Street Bank and Trust Company, Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian is authorized to deposit securities in securities depositories or to use the services of subcustodians. The Custodian has no responsibility for the supervision and management of the LifePoints Funds.

  PricewaterhouseCoopers LLP, Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by PricewaterhouseCoopers LLP Shareholders may also receive additional reports concerning the LifePoints Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for the event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION AND VOTING

  The Investment Company was organized as a Maryland corporation on March 6, 1981, and commenced offering shares on October 15, 1981. On January 2, 1985, the Investment Company reorganized by changing its domicile and legal status to a Massachusetts business trust and now operates under an amended Master Trust Agreement dated July 26, 1984. Frank Russell Company has the right to grant the nonexclusive use of the name "Frank Russell" or any derivation thereof to any other investment company or other business enterprise, and to withdraw from the Investment Company the use of the name "Frank Russell."

  The Investment Company issues shares of beneficial interest divisible into an unlimited number of funds, each of which funds is a separate trust under Massachusetts law, and the funds' shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund attributable to that class, and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to such dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each share of a class of a Fund has one vote; there are no cumulative voting rights. There are no annual meetings of shareholders, but special meetings may be held. On any matter which affects only a particular Fund or class, only shareholders of that Fund or class, as applicable, will vote, unless otherwise required by the 1940 Act or the amended Master Trust Agreement.

  The Trustees hold office for the life of the Investment Company. A Trustee may resign or retire, and a Trustee may be removed at any time by, in substance, a vote of two-thirds of the Investment Company shares. A vacancy in the Board shall be filled by the vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders.

  At           , 1998, each of the following shareholders may be deemed by the
1940 Act to control the indicated LifePoints Fund because such shareholder owns more than 25% of the voting shares of the indicated Fund:

  [TO BE FILED BY AMENDMENT.]

                            MONEY MANAGER PROFILES

  The money managers have no other affiliations with the Underlying Funds, FRIMCo, or with Russell. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Investment Company Funds, or to other clients of Russell, including its wholly owned subsidiary, Frank Russell Trust Company.

                            DIVERSIFIED EQUITY FUND

  Alliance Capital Management L.P., First Bank Place, 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, is a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. AXA, a French insurance holding company owns 60.5% of the Equitable.

  Barclays Global Investors N.A., 45 Fremont Street, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, NY 10020, is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held corporation.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308. Peachtree is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management, Inc., which is a wholly owned subsidiary of Travelers Group Inc.

  Schneider Capital Management, 460 East Swedesford Road, Suite 1080, Wayne, PA 19087, is an SEC registered investment adviser owned by Arnold Schneider. The Trust and Wellington Management Company LLP have entered into a settlement which terminates certain litigation concerning use by the Trust of the services of Schneider Capital Management ("SCM"). Under the terms of the settlement FRIMCo expects to be selecting another Money Manager to supervise assets presently assigned to SCM and, after a suitable transition, SCM will no longer serve as a Money Manager for the Trust. It is expected that the new Money Manager will be selected shortly.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                              SPECIAL GROWTH FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment advisor registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment advisor. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

  Westpeak Investment Advisors, L.P., 1011 Walnut Street, Suite 400, Boulder, CO 08302, is indirectly controlled by Metropolitan Life Insurance Company.

                           QUANTITATIVE EQUITY FUND

  Barclays Global Investors N.A., See: Diversified Equity Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                         INTERNATIONAL SECURITIES FUND

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, L.L.C., 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004 is a Washington limited Liability corporation that is controlled by the following members: Thomas A. Garr; Robert L. Gernstetter; Joseph P. Jordon; Arthur M. Tyson and Theodore J. Tyson.

  Oechsle International Advisors, LLC, One International Place, 23rd Floor, Boston, MA 02110, is a Delaware limited liability company that is controlled by the following members: S. Dewey Keesler, Stephen P. Langer, Walter Oeschle,
L. Sean Roche, Steven H. Schaefer, Warren R. Walker and Andrew S. Parlin.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed:
51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc., is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor, Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                             EMERGING MARKETS FUND

  Genesis Asset Managers, Limited., 21 Knightsbridge, London, SW1X 7LY, is a limited liability company organized under the laws of the state of Guernsey, the Channel Islands, and has been engaged in the investment advisory business since 1990. Genesis Asset Managers, Ltd. is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Genesis Asset Managers Ltd. is affiliated with and has common investment executives with the Genesis Group of fund management companies. The Genesis Group, whose holding company is Genesis Holdings International Ltd., is controlled 55% by management and associated interests and the balance held by outside shareholders, with the largest single holding being 15%.

  J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

  Montgomery Asset Management, L.P., 101 California Street, 35th Floor, San Francisco, CA 94111, is a Delaware limited liability company with majority ownership held by Commerzbank AG, a foreign banking organization.

                          REAL ESTATE SECURITIES FUND


  Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017, is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.

  AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110, is a wholly-owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitan Life Insurance Company, a publicly-held corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner, of AEW Capital Management, L.P.

                             DIVERSIFIED BOND FUND

  Lincoln Capital Management Company, See: Diversified Equity Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisers L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                             SHORT TERM BOND FUND

  BlackRock Financial Management, 345 Park Ave., Floor, New York, NY 10154, is a wholly-owned indirect subsidiary of PNC Bank.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  STW Fixed Income Management, Trinity Hall, 43 Cedar Avenue, P. O. Box 2910, Hamilton HM KX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                            MULTISTRATEGY BOND FUND

  BEA Associates Inc., One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment advisor.

  Pacific Investment Management Company, See: Diversified Bond Fund.

  Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

  No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this prospectus and, if given or made, such information and representations must not be relied upon. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implications that there has been no change in the affairs of the funds or the money managers since the date hereof; however, if any material change occurs while this prospectus is required by law to be delivered, this prospectus will be amended or supplemented accordingly.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

                                 MONEY MANAGERS

DIVERSIFIED EQUITY                                    SHORT TERM BOND
Alliance Capital Management L.P.                      BlackRock Financial Management
Barclays Global Investors, N.A.                       Standish, Ayer & Wood, Inc.
Equinox Capital Management, Inc.                      STW Fixed Income Management
INVESCO Capital Management, Inc.
Lincoln Capital Management Company                    MULTISTRATEGY BOND
Morgan Stanley Asset Management, Inc.                 BEA Associates, Inc.
Peachtree Asset Management                            Pacific Investment Management Company
Schneider Capital Management                          Standish, Ayer & Wood, Inc.
Suffolk Capital Management, Inc.
Trinity Investment Management Corporation             EMERGING MARKETS
                                                      Genesis Asset Managers, Limited
SPECIAL GROWTH                                        J.P. Morgan Investment Management, Inc.
Delphi Management, Inc.                               Montgomery Asset Management, L.P.
Fiduciary International, Inc.
GlobeFlex Capital, L.P.                               ADVISOR, ADMINISTRATOR, TRANSFER
Jacobs Levy Equity Management, Inc.                   AND DIVIDEND PAYING AGENT
Sirach Capital Management, Inc.                       Frank Russell Investment Management Company
Wellington Management Company, LLP                    909 A Street
Westpeak Investment Advisors, L.P.                    Tacoma, Washington 98402

QUANTITATIVE EQUITY                                   CONSULTANT
Barclays Global Investors, N.A.                       Frank Russell Company
Franklin Portfolio Associates, LLC                    909 A Street
J.P. Morgan Investment Management, Inc.               Tacoma, Washington 98402

INTERNATIONAL SECURITIES                              DISTRIBUTOR
J.P. Morgan Investment Management, Inc.               Russell Fund Distributors, Inc.
Marathon Asset Management Limited                     909 A Street
Mastholm Asset Management LLC                         Tacoma, Washington 98402
Oechsle International Advisors, LLC
Rowe Price-Fleming International, Inc.                INDEPENDENT ACCOUNTANTS
Sanford C. Bernstein & Co., Inc.                      PricewaterhouseCoopers LLP
The Boston Company Asset Management, Inc.             One Post Office Square
                                                      Boston, Massachusetts 02109
REAL ESTATE SECURITIES
AEW Capital Management, L.P.                          LEGAL COUNSEL
Cohen & Steers Capital Management                     Stradley, Ronon, Stevens & Young, LLP
                                                      2600 One Commerce Square
DIVERSIFIED BOND                                      Philadelphia, Pennsylvania 19103-7098
Lincoln Capital Management Company
Pacific Investment Management Company                 OFFICE OF SHAREHOLDER INQUIRIES
Standish, Ayer & Wood, Inc.                           909 A Street
                                                      Tacoma, Washington 98402
                                                      (800) 787-7354
                                                      (800) Russel4
                                                      In Washington (253) 627-7001

                        (PREMIER CLASS PROSPECTUS)

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402

                         TELEPHONE (800) 787-7354
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Trust") is an open-end, management investment company with 28 different investment series or portfolios ("Funds"). This Prospectus describes and offers interests in the Premier Class Shares of seven Funds:

        Equity I Fund                                  International Fund
        Equity II Fund                                 Fixed Income I Fund
        Equity III Fund                                Fixed Income III Fund
        Equity Q Fund

  Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

  Frank Russell Investment Management Company ("FRIMCo") operates and administers the Funds. Premier Class Shares are sold at their net asset value, with no sales load, no commissions, no Rule 12b-1 fees and no exchange fees. There is no minimum initial investment requirement for the Funds described in this Prospectus. However, investors must qualify as Eligible Investors, as described in this Prospectus.

  FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

  THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

  This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it before investing and retain it for future reference. A Statement of Additional Information ("SAI"), dated January 4, 1999 has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated into this Prospectus by reference and is available without charge by writing to the address listed above or by telephoning (800) 787-7354.

  This Prospectus relates only to the Premier Class Shares of the Funds named above. These Funds also offer interests in other classes of shares, the Class E and Class I Shares, through Financial Intermediaries via another prospectus. For more information concerning these other classes of Shares, contact the person or organization from whom you obtained this Prospectus, or write or telephone the Trust.

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Trust and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

                     PROSPECTUS DATED JANUARY 4, 1999

                               TABLE OF CONTENTS

            CERTAIN TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE

           GLOSSARY, WHICH BEGINS ON PAGE 40 OF THIS PROSPECTUS.

Summary....................................................................   3
Annual Fund Operating Expenses.............................................   4
Financial Highlights.......................................................   5
The Purpose of the Funds -- Multi-Style, Multi-Manager Diversification.....  12
Eligible Investors.........................................................  13
General Management of the Funds............................................  14
Expenses of the Funds......................................................  16
The Money Managers.........................................................  16
Investment Objectives, Policies and Practices..............................  17
Portfolio Transaction Policies.............................................  26
Dividends and Distributions................................................  26
Taxes......................................................................  27
Performance Information....................................................  29
How Net Asset Value Is Determined..........................................  29
How to Purchase Shares.....................................................  30
How to Redeem Shares.......................................................  33
Additional Information.....................................................  35
Money Manager Profiles.....................................................  36
Glossary...................................................................  40

                                    SUMMARY

  The Funds are designed to provide a means for Eligible Investors to use FRIMCo's and Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" techniques and money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Trust divides responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. See "The Purpose of the Funds -- Multi-Style, Multi-Manager Diversification."

  Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

  EQUITY I FUND -- Income and capital growth by investing principally in equity securities.

  EQUITY II FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from Equity I Fund, by investing in equity securities.

  EQUITY III FUND -- A high level of current income, while maintaining the potential for capital appreciation by investing in income-producing equity securities.

  EQUITY Q FUND -- Total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

  INTERNATIONAL FUND -- Favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

  FIXED INCOME I FUND -- Effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  FIXED INCOME III FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

  The Trust's Funds had aggregate net assets of approximately $13.0 billion on September 30, 1998. The net assets of the Funds described in this Prospectus on September 30, 1998 were:

   Equity I................ $1,181,907,833
   Equity II............... $  450,396,871
   Equity III.............. $  188,563,741
   Equity Q................ $1,014,424,271
   International Fund...... $  926,809,457
   Fixed Income I.......... $  981,391,707
   Fixed Income III........ $  472,500,249

  You may buy and sell Premier Class Shares of the Fund through an authorized Financial Intermediary. All Premier Class Shares are sold without a sales charge, commission, or Rule 12b-1 fee. Premier Class Shares are redeemed at net asset value. You may also exchange shares of one Fund for shares of another Fund. See "How to Purchase Shares" and "How to Redeem Shares."

  You should be aware of the general risks associated with investments in mutual funds. One or more Funds may make investments and engage in investment practices and techniques that involve risks, including entering into repurchase agreements, lending portfolio securities and entering into hedging transactions. Also, foreign securities in which the International Fund may invest may be subject to certain risks in addition to those inherent in US investments. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and Practices" and in the Glossary.

SHAREHOLDER TRANSACTION EXPENSES

  You would pay the following charges when buying or redeeming Premier Class Shares of a Fund:

   MAXIMUM SALES     MAXIMUM SALES LOAD
   LOAD IMPOSED          IMPOSED ON         DEFERRED     REDEMPTION   EXCHANGE
   ON PURCHASES     REINVESTED DIVIDENDS   SALES LOAD*      FEES        FEES
   -------------    --------------------   -----------   ----------   --------
       None                 None              None          None        None

---------------------

* If you purchase shares of any of the Funds, you may pay a quarterly shareholder investment services fee directly to FRIMCo pursuant to a separate agreement between you and FRIMCo. The fee is calculated as a percentage of the amount you have invested in the Funds.

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                      TOTAL FUND
                                             ADVISORY                 OPERATING
                                               FEE    OTHER EXPENSES* EXPENSES*+
                                             -------- --------------- ----------
Equity I Fund...............................   0.55%       0.22%         0.77%
Equity II Fund..............................   0.70%       0.36%         1.06%
Equity III Fund.............................   0.55%       0.29%         0.84%
Equity Q Fund...............................   0.55%       0.20%         0.75%
International Fund..........................   0.70%       0.39%         1.09%
Fixed Income I Fund.........................   0.25%       0.26%         0.51%
Fixed Income III Fund.......................   0.50%       0.31%         0.81%

---------------------

* Annual Premier Shares other expenses are based on average net assets expected to be invested during the year ending December 31, 1999. During the course of this period, expenses may be more or less than the amount shown. Prior to January 1, 1999, FRIMCo provided management and administrative services to the Funds pursuant to a single Management Agreement for which FRIC paid a single fee. Effective January 1, 1999, FRIMCo's advisory and administrative services are provided under separate agreements which provide for the fees reflected in the table above.

+ Investors purchasing Premier Class Shares of the Fund through a Financial Intermediary, such as a bank or an investment adviser, may also pay additional fees to the Financial Intermediary for services provided by the Financial Intermediary. You should contact your intermediary for information concerning what additional fees, if any, will be charged.

  These tables are intended to assist you in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

                       EXAMPLE OF EXPENSES FOR THE FUNDS

  Assume that each Fund's annual return is 5% and that its operating expenses are as described above, and that you sell your shares after the number of years shown. These are projected expenses for each $1000 that you invest:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Equity I Fund...................................  $ 8     $24     $43     $ 97
Equity II Fund..................................  $11     $33     $59     $133
Equity III Fund.................................  $ 8     $26     $46     $106
Equity Q Fund...................................  $ 8     $24     $41     $ 94
International Fund..............................  $11     $34     $60     $137
Fixed Income I Fund.............................  $ 5     $16     $28     $ 64
Fixed Income III Fund...........................  $ 8     $26     $45     $102

                  FINANCIAL HIGHLIGHTS OF THE EQUITY I FUND*

  This Prospectus offers shares of the Premier Class of the Fund, which had not yet commenced operations on the date of this Prospectus. The following table contains important financial information relating to the Class I Shares of the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. Although the information presented reflects the Class I Shares, the Premier Class has similar fees and charges and would have presented similar results. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY I FUND

                            1997      1996     1995     1994     1993     1992     1991     1990     1989     1988
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $   30.34  $ 28.00  $ 23.32  $ 24.91  $ 25.00  $ 25.17  $ 21.13  $ 25.39  $ 22.20  $ 20.18
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..        .34      .42      .52      .62      .60      .61      .75      .91      .88      .81
 Net realized and
  unrealized gain (loss)
  on investments........       8.89     5.96     7.71     (.41)    2.18     1.54     5.61    (2.37)    5.79     2.46
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total From Investment
   Operations...........       9.23     6.38     8.23      .21     2.78     2.15     6.36    (1.46)    6.67     3.27
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..       (.34)    (.42)    (.52)    (.62)    (.60)    (.62)    (.75)    (.90)   (1.01)    (.77)
 Net realized gain on
  investments...........      (8.72)   (3.62)   (3.03)    (.94)   (2.11)   (1.70)   (1.57)   (1.90)   (2.47)    (.48)
 In excess of net
  realized gain on
  investments...........        --       --       --      (.24)    (.16)     --       --       --       --       --
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...      (9.06)   (4.04)   (3.55)   (1.80)   (2.87)   (2.32)   (2.32)   (2.80)   (3.48)   (1.25)
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $   30.51  $ 30.34  $ 28.00  $ 23.32  $ 24.91  $ 25.00  $ 25.17  $ 21.13  $ 25.39  $ 22.20
                          =========  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....      32.02    23.58    35.94      .79    11.61     9.02    31.22    (5.64)   30.79    16.42
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................        .70      .71      .59      .12      .14      .15      .19      .23      .18      .17
 Net investment income
  to average net assets
  (a)...................        .96     1.38     1.91     2.52     2.36     2.53     3.14     3.66     3.41     3.68
 Portfolio turnover.....     110.75    99.51    92.04    75.02    91.87    71.14   119.55   101.30    61.27    67.59
 Net assets, end of year
  ($000 omitted)........  1,136,373  961,953  751,497  547,242  514,356  410,170  330,507  221,543  300,814  243,691
 Average commission rate
  paid per share of
  security ($ omitted)..      .0511    .0464      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY II FUND*

  This Prospectus offers shares of the Premier Class of the Fund, which had not yet commenced operations on the date of this Prospectus. The following table contains important financial information relating to the Class I Shares of the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. Although the information presented reflects the Class I Shares, the Premier Class has similar fees and charges and would have presented similar results. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY II FUND

                           1997     1996     1995     1994     1993     1992     1991     1990    1989    1988
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 30.05  $ 28.88  $ 25.00  $ 26.58  $ 27.71  $ 26.32  $ 19.24  $23.32  $22.50  $19.99
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income..      .11      .16      .27      .36      .32      .30      .41     .51     .61     .52
 Net realized and
  unrealized gain (loss)
  on investments........     8.11     4.96     6.80     (.86)    3.97     3.13     7.65   (3.91)   4.74    2.51
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
  Total From Investment
   Operations...........     8.22     5.12     7.07     (.50)    4.29     3.43     8.06   (3.40)   5.35    3.03
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
LESS DISTRIBUTIONS:
 Net investment income..     (.11)    (.16)    (.29)    (.31)    (.31)    (.30)    (.41)   (.50)   (.71)   (.52)
 Net realized gain on
  investments...........    (5.20)   (3.79)   (2.90)    (.21)   (4.72)   (1.74)    (.57)   (.18)  (3.82)    --
 In excess of net
  realized gain on
  investments...........      --       --       --      (.56)    (.39)     --       --      --      --      --
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
  Total Distributions...    (5.31)   (3.95)   (3.19)   (1.08)   (5.42)   (2.04)    (.98)   (.68)  (4.53)   (.52)
                          -------  -------  -------  -------  -------  -------  -------  ------  ------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 32.96  $ 30.05  $ 28.88  $ 25.00  $ 26.58  $ 27.71  $ 26.32  $19.24  $23.32  $22.50
                          =======  =======  =======  =======  =======  =======  =======  ======  ======  ======
TOTAL RETURN (%)(a).....    28.66    18.51    28.67    (2.60)   16.70    13.31    42.40  (14.76)  24.63   15.22
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net
  assets (a)............      .92      .95      .83      .23      .34      .32      .37     .48     .41     .35
 Net investment income
  to average net assets
  (a)...................      .35      .52      .97     1.46     1.14     1.10     1.79    2.40    2.45    2.40
 Portfolio turnover.....   103.00   120.78    89.31    58.04    87.25    43.33    42.16   80.27   77.55   56.38
 Net assets, end of year
  ($000 omitted)........  482,159  365,955  279,566  202,977  171,421  120,789  101,206  60,668  70,588  63,903
 Average commission rate
  paid per share of
  security ($ omitted)..    .0390    .0381      N/A      N/A      N/A      N/A      N/A     N/A     N/A     N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                 FINANCIAL HIGHLIGHTS OF THE EQUITY III FUND*

  This Prospectus offers shares of the Premier Class the Fund, which had not yet commenced operations on the date of this Prospectus. The following table contains important financial information relating to the Class I Shares of the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. Although the information presented reflects the Class I Shares, the Premier Class has similar fees and charges and would have presented similar results. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY III FUND

                                                 1997     1996     1995     1994     1993     1992     1991     1990    1989
                                                -------  -------  -------  -------  -------  -------  -------  ------  -------
NET ASSET VALUE, BEGINNING OF YEAR......        $ 29.68  $ 29.11  $ 24.18  $ 27.05  $ 26.75  $ 27.08  $ 23.30  $26.49  $ 24.03
                                                -------  -------  -------  -------  -------  -------  -------  ------  -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................            .60      .70      .82      .93      .89      .98     1.08    1.33     1.26
 Net realized and unrealized gain (loss)
  on investments........................           8.69     5.10     7.73     (.85)    2.99     2.24     5.21   (2.85)    5.35
                                                -------  -------  -------  -------  -------  -------  -------  ------  -------
  Total From Investment Operations......           9.29     5.80     8.55      .08     3.88     3.22     6.29   (1.52)    6.61
                                                -------  -------  -------  -------  -------  -------  -------  ------  -------
LESS DISTRIBUTIONS:
 Net investment income..................           (.60)    (.71)    (.83)    (.91)    (.90)    (.99)   (1.07)  (1.30)   (1.40)
 In excess of net investment income.....           (.01)     --       --       --       --       --       --      --       --
 Net realized gain on investments ......          (8.56)   (4.52)   (2.79)   (1.94)   (2.68)   (2.56)   (1.44)   (.37)   (2.75)
 In excess of net realized gain on
  investments...........................            --       --       --      (.10)     --       --       --      --       --
                                                -------  -------  -------  -------  -------  -------  -------  ------  -------
  Total Distributions ..................          (9.17)   (5.23)   (3.62)   (2.95)   (3.58)   (3.55)   (2.51)  (1.67)   (4.15)
                                                -------  -------  -------  -------  -------  -------  -------  ------  -------
NET ASSET VALUE, END OF YEAR ...........        $ 29.80  $ 29.68  $ 29.11  $ 24.18  $ 27.05  $ 26.75  $ 27.08  $23.30  $ 26.49
                                                =======  =======  =======  =======  =======  =======  =======  ======  =======
TOTAL RETURN (%)(a) ....................          33.13    20.90    35.96     1.16    14.95    12.30    27.86   (5.73)   28.07
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses to average net
  assets (a)............................            .78      .79      .65      .17      .16      .20      .25     .27      .23
 Net investment income to average net
  assets (a)............................           1.77     2.23     2.90     3.39     3.09     3.57     4.05    4.91     4.58
 Portfolio turnover ....................         128.86   100.78   103.40    85.92    76.77    84.56    56.99   65.74    83.13
 Net assets, end of year ($000
   omitted) ............................        242,112  221,778  222,541  177,807  181,630  166,782  138,076  94,087  135,245
 Average commission rate paid
  per share of security ($ omitted) ....          .0415    .0447      N/A      N/A      N/A      N/A      N/A     N/A      N/A
                                                 1988
                                                --------
NET ASSET VALUE, BEGINNING OF YEAR......        $ 20.74
                                                --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..................           1.15
 Net realized and unrealized gain (loss)
  on investments........................           3.40
                                                --------
  Total From Investment Operations......           4.55
                                                --------
LESS DISTRIBUTIONS:
 Net investment income..................          (1.14)
 In excess of net investment income.....            --
 Net realized gain on investments ......           (.12)
 In excess of net realized gain on
  investments...........................            --
                                                --------
  Total Distributions ..................          (1.26)
                                                --------
NET ASSET VALUE, END OF YEAR ...........        $ 24.03
                                                ========
TOTAL RETURN (%)(a) ....................          22.19
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses to average net assets (a)..     .20
 Net investment income to average net
  assets (a)............................           4.96
 Portfolio turnover ....................          57.28
 Net assets, end of year ($000
   omitted) ............................        106,695
 Average commission rate paid
  per share of security ($ omitted) ....            N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY Q FUND*

  This Prospectus offers shares of the Premier Class the Fund, which had not yet commenced operations on the date of this Prospectus. The following table contains important financial information relating to the Class I Shares of the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. Although the information presented reflects the Class I Shares, the Premier Class has similar fees and charges and would have presented similar results. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY Q FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 32.94  $ 30.40  $ 24.43  $ 26.03  $ 25.23  $ 24.90  $ 20.20  $ 22.45  $ 18.85  $16.67
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .44      .58      .59      .69      .66      .67      .75      .81      .78     .69
INCOME
 Net realized and
  unrealized gain (loss)
  on investments........    10.01     6.33     8.52     (.41)    2.71     1.73     5.58    (1.89)    4.26    2.15
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
 Total income from
  Investment
  Operations............    10.45     6.91     9.11      .28     3.37     2.40     6.33    (1.08)    5.04    2.84
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
LESS DISTRIBUTIONS:
 Net investment income..     (.44)    (.58)    (.61)    (.69)    (.66)    (.68)    (.75)    (.79)    (.86)   (.66)
 In excess of net
  investment income.....      --      (.01)     --       --       --       --       --       --       --      --
 Net realized gain on
  investments...........    (7.05)   (3.78)   (2.53)    (.97)   (1.85)   (1.39)    (.88)    (.38)    (.58)    --
 In excess of net
  realized gain on
  investments...........      --       --       --      (.22)    (.06)     --       --       --       --      --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
 Total Distributions....    (7.49)   (4.37)   (3.14)   (1.88)   (2.57)   (2.07)   (1.63)   (1.17)   (1.44)   (.66)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 35.90  $ 32.94  $ 30.40  $ 24.43  $ 26.03  $ 25.23    24.90  $ 20.20  $ 22.45  $18.85
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  ======
TOTAL RETURN (%)(a)(b)..    33.07    23.67    37.91      .99    13.80     9.97    32.14    (4.81)   27.10   17.16
RATIOS (%) SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (b)(c)................      .68      .71      .58      .11      .15      .18      .23      .31      .33     .33
 Net investment income
  to average net assets
  (b)(c)................     1.17     1.80     2.07     2.74     2.50     2.80     3.23     3.70     3.68    3.82
 Portfolio turnover
  (c)...................    94.89    74.59    74.00    45.87    54.69    58.35    51.37    66.51    88.03   52.21
 Net assets, end of year
  ($000 omitted)........  987,760  818,281  620,259  430,661  382,939  290,357  215,779  133,869  129,680  89,320
 Average commission rate
  paid per share of
  security ($ omitted)..    .0350    .0332      N/A      N/A      N/A      N/A      N/A      N/A      N/A     N/A

---------------------
(a)  Periods less than one year are not annualized.
(b) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(c)  The ratios for the period ended December 31, 1987 are annualized.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                FINANCIAL HIGHLIGHTS OF THE INTERNATIONAL FUND*

  This Prospectus offers shares of the Premier Class the Fund, which had not yet commenced operations on the date of this Prospectus. The following table contains important financial information relating to the Class I Shares of the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. Although the information presented reflects the Class I Shares, the Premier Class has similar fees and charges and would have presented similar results. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

INTERNATIONAL FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 37.39  $ 36.26  $ 34.28  $ 37.34  $ 28.92  $ 31.96  $ 29.18  $ 38.52  $ 35.44  $ 35.50
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .46      .44      .48      .61      .58      .67      .73     1.23      .85      .95
 Net realized and
  unrealized gain (loss)
  on investments (a)....     (.28)    2.41     3.16      .65     9.63    (2.62)    3.16    (7.27)    7.46     5.77
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Income From
   Investment
   Operations...........      .18     2.85     3.64     1.26    10.21    (1.95)    3.89    (6.04)    8.31     6.72
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..     (.37)    (.35)    (.64)    (.36)    (.57)    (.67)    (.80)   (1.19)   (1.02)   (1.11)
 In excess of net
  investment income.....     (.18)     --      (.08)     --      (.16)     --       --       --       --       --
 Net realized gain on
  investments...........    (1.95)   (1.37)    (.94)   (3.73)   (1.06)    (.42)    (.31)   (2.11)   (4.21)   (5.67)
 In excess of net
  realized gain on
  investments...........     (.47)     --       --      (.23)     --       --       --       --       --       --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...    (2.97)   (1.72)   (1.66)   (4.32)   (1.79)   (1.09)   (1.11)   (3.30)   (5.23)   (6.78)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR ..................  $ 34.60  $ 37.39  $ 36.26  $ 34.28  $ 37.34  $ 28.92  $ 31.96  $ 29.18  $ 38.52  $ 35.44
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(b) ....      .58     7.98    10.71     5.38    35.56    (6.11)   13.47   (15.94)   24.06    20.13
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average net
  assets (b)............     1.00     1.04      .88      .32      .39      .45      .48      .50      .44      .45
 Operating expenses,
  gross, to average net
  assets (b)............     1.00     1.05      .89      .34      .41      .46      .48      .50      .44      .45
 Net investment income
  to average net assets
  (b)...................     1.14     1.20     1.41     1.63     1.83     2.46     2.61     3.14     2.38     2.52
 Portfolio turnover.....    79.45    42.69    36.78    71.09    62.04    48.99    53.13    78.30    53.49    51.17
 Net assets, end of year
  ($000 omitted)........  972,735  944,380  796,777  674,180  562,497  348,869  252,828  171,613  186,742  149,064
 Average commission rate
  paid per share of
  security ($
  omitted)(c)...........    .0055    .0038      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

---------------------
(a) Provision for federal income tax for the year ended December 31, 1991 amounted to $.024 per share.
(b) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(c) In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.
 * See the notes to financial statements which appear in Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE FIXED INCOME I FUND*

  This Prospectus offers shares of the Premier Class the Fund, which had not yet commenced operations on the date of this Prospectus. The following table contains important financial information relating to the Class I Shares of the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. Although the information presented reflects the Class I Shares, the Premier Class has similar fees and charges and would have presented similar results. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME I FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 20.99  $ 21.59  $ 19.59  $ 21.74  $ 21.61  $ 22.29  $ 20.86  $ 20.91  $ 20.50  $ 20.48
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     1.37     1.38     1.42     1.46     1.50     1.63     1.71     1.77     1.93     1.73
 Net realized and
  unrealized gain (loss)
  on investments........      .54     (.62)    2.02    (2.06)     .72     (.07)    1.49     (.05)     .71      .01
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total From Investment
   Operations...........     1.91      .76     3.44     (.60)    2.22     1.56     3.20     1.72     2.64     1.74
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..    (1.39)   (1.36)   (1.44)   (1.44)   (1.50)   (1.62)   (1.69)   (1.77)   (1.92)   (1.72)
 In excess of net
  investment income.....      --       --       --       --      (.01)     --       --       --       --       --
 Net realized gain on
  investments...........      --       --       --       --      (.58)    (.62)    (.08)     --      (.31)     --
 In excess of net
  realized gain on
  investments ..........      --       --       --      (.11)     --       --       --       --       --       --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...    (1.39)   (1.36)   (1.44)   (1.55)   (2.09)   (2.24)   (1.77)   (1.77)   (2.23)   (1.72)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 21.51  $ 20.99  $ 21.59  $ 19.59  $ 21.74  $ 21.61  $ 22.29  $ 20.86  $ 20.91  $ 20.50
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....     9.42     3.75    18.03    (2.97)   10.46     7.26    16.01     8.60    13.35     8.76
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................      .42      .42      .35      .10      .09      .10      .10      .11      .12      .13
 Net investment income
  to average net assets
  (a)...................     6.54     6.57     6.82     7.06     6.71     7.45     8.08     8.70     8.96     8.28
 Portfolio turnover.....   165.81   147.31   138.05   173.97   173.27   211.26   121.91   114.15   196.18   186.54
 Net assets, end of year
  ($000 omitted)........  798,252  662,899  638,317  496,038  533,696  530,857  458,201  329,091  297,721  223,216

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE FIXED INCOME III FUND*

  This Prospectus offers shares of the Premier Class the Fund, which had not yet commenced operations on the date of this Prospectus. The following table contains important financial information relating to the Class I Shares of the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. Although the information presented reflects the Class I Shares, the Premier Class has similar fees and charges and would have presented similar results.. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME III FUND

                                     1997     1996     1995     1994    1993++
                                    -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 YEAR.............................  $ 10.17  $ 10.34  $  9.37  $ 10.44  $ 10.00
                                    -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income............      .63      .64      .67      .66      .49
 Net realized and unrealized gain
  (loss) on investments...........      .32     (.16)     .97    (1.07)     .52
                                    -------  -------  -------  -------  -------
  Total From Investment
   Operations.....................      .95      .48     1.64     (.41)    1.01
                                    -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income............     (.62)    (.64)    (.67)    (.66)    (.48)
 In excess of net investment
  income..........................     (.02)    (.01)     --       --       --
 Net realized gain on
  investments.....................     (.06)     --       --       --      (.08)
 In excess of net realized gain on
  investments.....................      --       --       --       --      (.01)
                                    -------  -------  -------  -------  -------
  Total Distributions.............     (.70)    (.65)    (.67)    (.66)    (.57)
                                    -------  -------  -------  -------  -------
NET ASSET VALUE, END OF YEAR......  $ 10.42  $ 10.17  $ 10.34  $  9.37  $ 10.44
                                    =======  =======  =======  =======  =======
TOTAL RETURN (%)(a)(c)............     9.64     4.88    17.99    (3.89)   10.22
RATIOS(%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to
  average net assets (b)(c).......      .70      .73      .61      .20      .20
 Operating expenses, gross, to
  average net assets (b)(c).......      .70      .73      .61      .20      .40
 Net investment income to average
  net assets (b)..................     6.13     6.32     6.83     7.02     6.30
 Portfolio turnover (b)...........   274.84   144.26   141.37   134.11   181.86
 Net assets, end of year ($000
  omitted)........................  382,433  292,077  252,465  166,620  124,234

---------------------
 ++ For the period January 29, 1993 (commencement of operations) to December 31, 1993.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended December 31, 1993 are annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds offer Eligible Investors the opportunities to use FRIMCo's and Russell's "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Russell acts as consultant to the Funds. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for almost 30 years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

                              ELIGIBLE INVESTORS

  Shares of the Funds are currently offered only to Eligible Investors. Eligible Investors include:

  . Institutions or individuals who have acquired shares through Financial
    Intermediaries approved by FRIMCo; and

  . Trustees, officers, employees and certain third-party contractors of the Trust and its affiliates and their spouses and children.

  The Funds do not generally offer their shares directly to individual (i.e., retail) investors, although they may choose to do so. Financial Intermediaries selected by FRIMCo or the Trust's Distributor may recommend or acquire shares of the Funds for their customers. FRIMCo provides objective-setting and asset-allocation assistance and services to Financial Intermediaries, which in turn provide similar services to their customers. Financial Intermediaries generally receive no compensation from FRIMCo with respect to Premier Class Shares of the Funds. However, Financial Intermediaries may charge their customers a fee for providing these services and other trust or investment-related services.

                        GENERAL MANAGEMENT OF THE FUNDS

  The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Trust's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the Custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results;

  . manages, or hires money managers to manage, the Liquidity Portfolio; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed Income I, Diversified Bond, Short Term Bond, Fixed Income III, and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995.
    From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed Income I, Fixed Income III, Diversified Bond, Short Term Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994.
    From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department. Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  Russell provides to the Funds and FRIMCo the asset management consulting services -- including objective-setting and asset-allocation technology, and money manager research and evaluation assistance -- that Russell provides to its other consulting clients. Russell does not receive any compensation from the Funds for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman of the Trust, is the Chairman of the Board of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  Russell is a subsidiary of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). Founded in 1857, Northwestern Mutual is a mutual insurance corporation organized under the laws of Wisconsin. Northwestern Mutual's products consist of a full range of permanent and term life insurance, disability income insurance, long-term care insurance, mutual funds and annuities for personal, estate, retirement, business, and benefits planning. Northwestern Mutual provides its insurance products and services through an exclusive network of approximately 7,200 agents associated with over 100 general agencies nationwide. Northwestern Mutual leads the U.S. in both individual life insurance sold annually and total individual life insurance in force.

  The Trust has received an exemptive order from the SEC which permits the Trust, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the money managers of each Fund. On January 22, 1996, the shareholders of the Trust's Funds voted to approve this arrangement.

  Under its Advisory Agreement with the Trust, FRIMCo receives an advisory fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Trust's agent, pays the money managers for their investment selection services. The remainder of the advisory fee is retained by FRIMCo as compensation for the services described above and to pay expenses. Each Fund may also pay, in addition to the fee set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis. The annual rate of advisory fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets; Equity I Fund, 0.55%; Equity II Fund, 0.70%; Equity III Fund, 0.55%; Equity Q Fund, 0.55%; International Fund, 0.70%; Fixed Income I Fund, 0.25%; and Fixed Income III Fund, 0.50%.

  FRIMCo has voluntarily agreed to waive all or a portion of its combined advisory and administrative fees for certain Funds. This arrangement is not part of the Advisory Agreement or Administrative Agreement (referred to below) with the Trust and may be changed or discontinued at any time. FRIMCo currently calculates its advisory fee based on a Fund's average daily net assets less any advisory fee incurred on the Fund's assets to the extent the Fund incurs advisory fees for investing a portion of its assets in the Trust's Money Market Fund.

                             EXPENSES OF THE FUNDS

  The Funds (and each class, when appropriate) pay all their expenses other than those expressly assumed by FRIMCo. Services which are administrative in nature will be provided by FRIMCo pursuant to an Administrative Agreement. For those administrative services, the Premier Class Shares of each Fund pay FRIMCo a monthly fee at an annual rate of 0.05% of its average daily net asset value. The Funds' expenses for the year ended December 31, 1997, as a percentage of each Fund's average net assets, are shown in the Financial Highlights tables in this Prospectus. Principal expenses are:

  . the management, transfer agent, and recordkeeping fees payable to FRIMCo;

  . fees for custody, preparing tax records, and portfolio accounting, payable to the Custodian; and

  . fees for independent auditing and legal services; and

  . filing and registration fees payable to the SEC.

                              THE MONEY MANAGERS

  Each Fund's assets are allocated among the money managers listed in "Money Manager Profiles" in this Prospectus. FRIMCo may change the allocation of a Fund's assets among money managers at any time. FRIMCo may employ or terminate a money manager at any time, subject to the approval by the Board. A Fund will notify its shareholders within 60 days of when a money manager begins providing services. The money managers are selected for the Funds based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager for any Fund.

  From its advisory fees, FRIMCo, as the Trust's agent, pays fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the manager for the quarter. For the year ended December 31, 1997, fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Equity I Fund, 0.23%; Equity II Fund, 0.40%; Equity III Fund, 0.19%; Equity Q Fund, 0.19%; International Fund, 0.39%; Fixed Income I Fund, 0.08%; and Fixed Income III Fund, 0.21%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Trust has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or legal expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies and the more specific strategies developed by FRIMCo. Although the money managers' activities are subject to general oversight by the Board and the Trust's officers, neither the Board, the officers, FRIMCo nor Russell evaluate the investment merits of the money managers' individual security selections.

                 INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

  The investment objective and general investment policies of each Fund are described in "Investment Objectives." Types of portfolio securities that may be purchased by the Funds are described in "Fund Investment Securities." Specific investment practices that may be employed by the Funds are identified in "Other Investment Practices." The risks associated with portfolio investments by the Funds are described in those sections, as well as in "Risk Considerations." Certain terms used in these sections are described in the Glossary in this Prospectus.

SUMMARY COMPARISON OF THE FUNDS

                                       ANTICIPATED MAXIMUM
                                         EQUITY      DEBT
FUND                                    EXPOSURE   EXPOSURE        FOCUS
----                                   ----------- --------        -----
Equity I Fund.........................   65-100%      35%   Total return
Equity II Fund........................   65-100%      35%   Maximum total return
Equity III Fund.......................   65-100%      35%   Current income
Equity Q Fund.........................      100%     -- %   Total return
International Fund....................   65-100%      35%   Total return
Fixed Income I........................     0-35%     100%   Diversification
Fixed Income III Fund.................      -- %     100%   Maximum total return

INVESTMENT OBJECTIVES

  Each Fund's investment objective is "fundamental," which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its investment objective. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers believe a conservative approach is desirable, or when suitable investments are unavailable.

                                 EQUITY I FUND

  Equity I Fund's objective is to provide income and capital growth by investing principally in equity securities. Equity I Fund may invest in common and preferred stocks, convertible securities, rights and warrants.

                                EQUITY II FUND

  Equity II Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than Equity I Fund. Equity II Fund seeks to achieve its objective by investing in equity securities.

  The Fund also seeks to provide current income. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies (i.e., companies not listed in the Russell 1000(R) Index). A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies or companies characterized as "special situations." "Emerging growth-type" companies tend to reinvest most of their earnings, rather than pay significant cash dividends. "Special situation" companies are those which the money managers believe present opportunities for capital growth because of cyclical developments in the securities markets, the industry, or the issuer.

                                EQUITY III FUND

  Equity III Fund's objective is to achieve a high level of current income, while maintaining the potential for capital appreciation. Equity III Fund seeks to achieve its objective by investing primarily in income-producing equity securities.

  The income objective of the Fund is to exceed the yield on the S&P 500 Index. The index yield will change from year to year due to changes in prices and dividends of stocks in the Index. Income streams will be considered in light of their current level and the opportunity for future growth. Capital appreciation may not be comparable to that delivered by Funds such as Equity II Fund whose major objective is appreciation, although FRIMCo believes that a high and growing stream of income is conducive to higher capital values. The Fund may also invest in preferred stock, convertible securities, rights and warrants.

                                 EQUITY Q FUND

  Equity Q Fund's objectives are to provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index. Equity Q Fund seeks to achieve its objectives by investing in equity securities.

  The Fund's portfolio will be structured similarly to the Russell Index, as the Fund will maintain industry weights and economic sector weights near those of the Index. As a result, the Fund's money managers generally select stocks from the set of stocks comprising the Russell 1000(R) Index; however, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index to meet the Fund's investment objectives. The money managers anticipate that the Fund's average price/earnings ratio, yield and other fundamental characteristics will be near the averages of the Russell Index.

  The money managers of the Fund will seek to achieve the Fund's objectives by using various quantitative management techniques in selecting investments. A quantitative manager bases its investment decisions primarily on quantitative investment models. Money managers use these models to determine the investment potential of a particular portfolio security and to rank securities based upon their ability to outperform the total return of the

Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities most likely to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index. FRIMCo believes quantitative management over a market cycle should provide consistent performance, diversification, market-like volatility and limited market under performance. However, there is no guarantee that the Fund will have these characteristics at any one time.

  The Fund will attempt to be fully invested in common stock at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                              INTERNATIONAL FUND

  International Fund's objectives are to provide favorable total return and additional diversification for US investors. International Fund attempts to achieve its objectives by investing primarily in equity and fixed-income securities of foreign companies, and securities issued by foreign governments. The Fund invests primarily in equity securities of companies domiciled outside the United States. The Fund may also invest in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in foreign currencies and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                              FIXED INCOME I FUND

  Fixed Income I Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between commercial paper issuers and institutional lenders, such as the Fund.) Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality and other criteria. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by Moody's; or, if unrated, judged by the money managers to be of at least equal credit quality to those designations.

                             FIXED INCOME III FUND

  Fixed Income III Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios. Fixed Income III Fund seeks to achieve its objective by investing in fixed-income securities.

  The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations;

corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes; bank instruments; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. For more information on risks, see "Risk Considerations."

FUND INVESTMENT SECURITIES

 Commercial Paper

  The Fixed Income III Fund may invest in commercial paper. Commercial paper represents a debt obligation of a company which is unsecured. Fixed Income III Fund will invest in commercial paper which is rated A-1 or A-2 by S&P; Prime-1 or Prime-2 by Moody's; Fitch-1 or Fitch-2 by Fitch Investors Service, Inc.; Duff 1 or Duff 2 by Duff & Phelps, Inc.; or TBW-1 or TBW-2 by Thomson Bank Watch, Inc. Fixed Income III Fund may also invest in commercial paper which is not rated if it is issued by US or foreign companies which the money managers conclude are of high-quality and have outstanding debt securities which are rated AAA, AA or A by S&P; or Aaa, Aa or A by Moody's.

DEBT SECURITIES

  The Funds may purchase debt securities that complement their respective investment objectives. The Funds, except Fixed Income III Fund, do not invest in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered to be "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers bonds rated BBB, to have some speculative characteristics. The Funds, other than Fixed Income III Fund, will sell securities whose ratings drop below these minimum ratings, in a prudent manner as determined by the money managers. The market value of debt securities generally varies inversely with interest rates.

EQUITY SECURITIES

  Equity I, Equity II, Equity III, Equity Q and International Funds invest primarily in equity securities. Equity I, Equity II, Equity III and Equity Q Funds may invest in common stock equivalents. The following constitute common stock equivalents: rights and warrants and convertible securities. Common stock equivalents may be converted into or provide the holder with the right to common stock. Equity I, Equity II, Equity III and Equity Q Funds may also invest in other types of equity securities, including preferred stocks.

INTEREST RATE SWAPS

  The Fixed Income III Fund may enter into interest rate swaps. When a Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolios or to protect against any increase in the price of securities it anticipates purchasing at a later date.

INVESTMENT COMPANY SECURITIES

  Each Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which a Fund may otherwise invest. Each Fund may invest its cash reserves in the Trust's Money Market Fund. Because of restrictions on direct investment by US entities in certain countries, other investment companies may provide the most practical or only way for International Fund to invest in certain markets. These investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. International Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" ("PFIC"), regardless of whether the PFIC makes distributions to the Fund. See "Taxes" in this Prospectus and in the SAI.

OTHER DEBT SECURITIES

  The Fixed Income III Fund may invest in debt securities issued by supranational organizations such as:

    The World Bank -- An international bank which was chartered to finance development projects in developing member countries.

    The European Economic Community -- An organization which consists of certain European states engaged in cooperative economic activities.

    The European Coal and Steel Community -- An economic union of various European nations' steel and coal industries.

    The Asian Development Bank -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

US GOVERNMENT OBLIGATIONS

  The Funds may invest in fixed-rate and floating or variable rate US government obligations. Certain of the obligations, including US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Short-term US government securities generally are considered to be among the safest short-term investments. However the US government does not guarantee the net asset value of the Funds' shares. With respect to US government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies or instrumentalities. Accordingly, such US government securities may involve risk of loss of principal and interest.

  The following table illustrates the investments that the Funds primarily invest in or are permitted to invest in:

                                                                                FIXED     FIXED
   TYPE OF PORTFOLIO      EQUITY I EQUITY II EQUITY III EQUITY Q INTERNATIONAL INCOME I INCOME III
        SECURITY            FUND     FUND       FUND      FUND       FUND        FUND      FUND
   -----------------      -------- --------- ---------- -------- ------------- -------- ----------
Common stocks...........      X         X         X         X           X
Common stock equivalents
 (warrants).............      X         X         X         X           X
Common stock equivalents
 (options)..............      X         X         X         X           X
Common stock equivalents
 (convertible debt
 securities)............      X         X         X         X
Common stock equivalents
 (depository receipts)..                                                X
Preferred stocks........      X         X         X         X           X
Equity derivative
 securities.............      X         X         X         X           X
Debt securities (below
 investment grade or
 junk bonds)............                                                                     X
US government
 securities.............      X         X         X         X           X          X         X
Municipal obligations...                                                                     X
Investment company
 securities.............      X         X         X         X           X          X         X
Foreign securities......                                                X                    X

OTHER INVESTMENT PRACTICES

  The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Funds, each of which may involve certain special risks. The Glossary describes each of the investment techniques identified below. The SAI, under the heading "Investment Restrictions, Policies and Certain Investments," contains more detailed information about certain of these practices, including limitations designed to reduce risks.

                                                                                FIXED     FIXED
                          EQUITY I EQUITY II EQUITY III EQUITY Q INTERNATIONAL INCOME I INCOME III
    TYPE OF PRACTICE        FUND     FUND       FUND      FUND       FUND        FUND      FUND
    ----------------      -------- --------- ---------- -------- ------------- -------- ----------
Cash reserves...........      X         X         X         X           X          X         X
Repurchase
 agreements(1)..........      X         X         X         X           X          X         X
When-issued and forward
 commitment securities..      X         X         X         X           X          X         X
Reverse repurchase
 agreements.............      X         X         X         X           X          X         X
Lending portfolio
 securities, not to
 exceed 33 1/3% of total
 Fund assets............      X         X         X         X           X          X         X
Illiquid securities
 (limited to 15% of
 Fund's net assets).....      X         X         X         X           X          X         X
Forward currency
 contracts(2)...........                                                X          X         X
Write (sell) call and
 put options on
 securities, securities
 indexes and foreign
 currencies(3)..........      X         X         X         X           X          X         X
Purchase options on
 securities, securities
 indexes, and
 currencies(3)..........      X         X         X         X           X          X         X
Interest rate futures
 contracts, stock index
 futures contracts,
 foreign currency
 contracts and options
 on futures(4)..........      X         X         X         X           X          X         X
Liquidity portfolio.....      X         X         X         X           X

---------------------
(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) International, Fixed Income I and Fixed Income III Funds may not invest more than 25% of their assets in these contracts.

(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 33% of the value of its net assets. Only the Fixed Income III Fund currently intends to write or purchase options on foreign currency.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  Investment Restrictions. If a Fund changes its investment objective or policies, you should consider whether the Fund remains right for you. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental.

RISK CONSIDERATIONS

  High Risk Bonds. Fixed Income III Fund may invest up to 25% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the Fund's money managers to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While this debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Fixed Income III Fund's money managers will seek to reduce the risks associated with investing in lower-rated debt securities by limiting the Fund's holding in the securities and by the depth of the managers' credit analysis. For additional information, refer to the SAI.

  Hedging and Risk Management Practices. In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, a money manager may not be able to hedge a Fund's investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when its money managers deem it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

  Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

  Investment in Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  Foreign Debt Securities. Fixed Income III Fund's portfolio may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. The Fund anticipates that no more than 25% of its net assets will be denominated in foreign currencies. The Fund will only use foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment, or anticipated investment, in securities denominated in foreign currencies. Foreign investment may include emerging market debt.

  The risks associated with investing in foreign securities are heightened for investments in developing or emerging markets. For purposes of the International and Fixed Income III Funds' policy of investing in securities of issuers located in emerging markets, those Funds will consider emerging markets to be countries with developing economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  The Fund may invest in the following types of emerging market debt -- bonds; notes and debentures of emerging market governments; and debt and other fixed income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks, or by banks or other companies in emerging markets which money managers believe are suitable investments for the Fund. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

  Fixed Income III Fund may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money manager when evaluating credit risk in the selection of investment for the Fixed Income III Fund.

  Variable and Floating Rate Securities. Fixed Income III Fund may invest in variable and floating rate securities. The variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index. The adjustment intervals may be regular, (i.e., daily, monthly, annually, etc.) event based, (i.e., a change in the prime rate). The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

  Borrowing. The Funds are authorized to borrow from banks to obtain cash to pay redemption requests. Currently, each Fund may borrow up to 33 1/3% of the current value of the Funds' total assets. Please see the SAI for a more complete discussion of the Funds' permissible borrowing activities.

  Euro Currency Conversion. January 1, 1999 was the target date for the European Monetary Union's (the "EMU") introduction of a new single currency, the Euro, to replace the national currencies of participating member nations. If the Funds hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the ongoing impact of the Euro on the Funds, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Funds invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

                        PORTFOLIO TRANSACTION POLICIES

  Money managers make decisions to buy and sell securities for the Fund assets assigned to them. FRIMCo makes determinations for any other Fund assets. The Funds do not seek to realize long-term (rather than short-term) capital gains while making portfolio investment decisions.

  Each money manager makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a money manager's services are terminated, the new money manager may significantly restructure an investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The annual portfolio turnover rates for the Funds are shown in the Financial Highlights tables in this Prospectus.

  FRIMCo and the money managers arrange for the purchase and sale of the Trust's securities and the selection of brokers and dealers (including affiliates) ("Brokers") that, in the best judgment of FRIMCo and the money managers, provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, Brokers may be selected based on research, statistical or other services that they provide. The Trust may pay commission rates that exceed rates that other Brokers may have charged if the Trust concludes the commissions are reasonable in relation to the value of the brokerage and/or research services.

  The Funds may effect portfolio transactions through Frank Russell Securities, Inc. ("Russell Securities"), an affiliate of FRIMCo, when a money manager believes a Fund will receive competitive execution, price, and commissions. When these transactions are completed, Russell Securities will refund up to 70% of the commissions paid by the Fund after reimbursement for research services provided to FRIMCo. Also, the Funds may effect portfolio transactions through and pay brokerage commissions to Brokers that are affiliates of the money managers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently the Board intends to declare dividends from net investment income and net short-term capital gains (if any) according to the following schedule:

DECLARED                  PAYABLE                             FUNDS
--------                  -------                             -----
Quarterly..  Mid: April, July, October and      Equity I, Equity II, Equity III,
              December                           Equity Q, Fixed Income I, and
                                                 Fixed Income III Funds
Annually...  Mid-December                       International Fund

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that you receive them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each Fund has elected and intends to continue to qualify for taxation as a regulated investment company under Subchapter M of the Code. Each Fund must distribute substantially all of its net investment income and net capital gains to shareholders and meet other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, a Fund will generally not be liable for federal income or excise taxes based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. International Fund may incur tax liability to the extent it invests in PFICs. See "Portfolio Securities" and the SAI. The Funds may be subject to nominal, if any, state and local taxes.

  For federal income tax purposes, the dividends from net investment income and any excess of net short-term capital gains over net long-term capital loss that you receive from the Funds are considered ordinary income. However, depending upon the relevant state tax rules, a portion of the dividends paid by Fixed Income I and Fixed Income III Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. 20% capital gains distributions declared by the Board are taxed at the respective capital gains rates regardless of the length of time you have held the shares. Distributions of income and capital gains are taxed in the manner described above, whether you receive them in cash or reinvest them in additional shares of the Funds. Distributions paid in excess of a Fund's earnings will be treated as a nontaxable return of capital.

  A Fund will notify you of the source of its dividends and distributions at the time they are paid. After the close of each calendar year, the Funds will advise their shareholders of the amounts of:

  . ordinary income dividends 20% capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year;

  . dividends which qualify for the 70% dividends-received deduction available to corporations;

  . any foreign taxes assessed against International, Fixed Income I and Fixed Income III Funds;

  . income which is a tax preference item (if any) for alternative minimum tax purposes; and

  . the percentages of Fixed Income I and Fixed Income III Funds' income attributable to US government, Treasury and agency securities.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Equity I, Equity II, Equity III and Equity Q Funds will generally qualify in part for the corporate dividends-received deduction. However, the portion depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax adviser.

  The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on the sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  FRIMCo expects the International, Fixed Income I and Fixed Income III Funds to invest more than 50% of their total assets in foreign securities. In connection with those investments, FRIMCo intends to file specified elections with the IRS. These elections will permit shareholders to either deduct (as an itemized deduction in the case of an individual) such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against US income taxes. The Fund's taxable shareholders must include their pro rata portion of the taxes withheld on their gross income for federal income tax purposes.

  Shareholders of the Funds with foreign holdings should also be aware that foreign exchange losses realized by a Fund are treated as ordinary losses for federal income tax purposes. This treatment may reduce Fund income which is available for distribution to shareholders.

  The Fixed Income I and Fixed Income III Funds may acquire zero coupon securities which were issued with original issue discount. When holding these types of securities, the Funds will have to include a portion of the original issue discount that accrues on the security for the taxable year in taxable income. This requirement is imposed even if the Funds receive no payment on the security during the year. Also, because the Funds must distribute substantially all of their net investment income annually, the Funds may be required to distribute a dividend that is greater than the total amount of cash the Funds actually received in a particular year. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities (if necessary). The Funds may realize capital gains or losses from those sales, which could further increase or decrease the Funds' dividends and distributions paid to shareholders.

  Each Fund is required to withhold 31% of all taxable dividends, distributions, and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                            PERFORMANCE INFORMATION

  From time to time, the Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged. The average annual total returns for Class I Shares of the Funds are presented below. The shares of the Premier Class offered by this Prospectus have similar fees and charges to those of the Class I Shares, and this information is believed to be reflective of the returns and yields which would have been achieved by the Premier Class.

                         1 YEAR ENDED 5 YEARS ENDED 10 YEARS ENDED INCEPTION TO
                           DEC. 31,   DEC. 31, 1997 DEC. 31, 1997  DEC. 31, 1997 INCEPTION
                             1997     (ANNUALIZED)   (ANNUALIZED)  (ANNUALIZED)    DATE
                         ------------ ------------- -------------- ------------- ---------
Equity I................    32.02%       20.06%         17.76%        16.70%     10/15/81
Equity II...............    28.66%       17.40%         15.98%        14.87%     12/28/81
Equity III..............    33.13%       20.54%         18.35%        17.73%     11/27/81
Equity Q................    33.07%       21.14%         18.31%        15.40%     05/29/87
International...........     0.58%       11.42%          8.65%        14.92%     01/31/83
Fixed Income I..........     9.42%        7.51%          9.12%        11.35%     10/15/81
Fixed Income III........     9.64%         -- %           -- %         7.65%     01/29/93

  For periods prior to April 1, 1995, fund performance results are reported gross of investment management fees. For periods thereafter, fund performance results are reported net of investment management fees. Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Fund's portfolio. The calculation includes all recurring fees that are charged. The 30-day yields for the year ended December 31, 1997 for the Class I Shares of the Fixed Income I and Fixed Income III Funds were, respectively, 6.13% and 5.80%.

  Each Fund may also advertise non-standardized performance information which is for periods in addition to those that are legally required by the SEC.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders are tendered. For the Funds, a business day is one on which the NYSE is open for trading. Net asset value per share is computed for Premier Class Shares of a Fund by dividing the current value of the Fund's assets attributable to the Premier Class Shares, less liabilities attributable to the Premier Class Shares, by the number of Premier Class Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine their net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

  With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price, or if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

  Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable -- that is, when the prices reflect the fair market value of the securities.

  International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

  Money market instruments maturing within 60 days of the valuation date held by Funds are valued on the basis of "amortized cost." Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with the Rule. These money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

  The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

                            HOW TO PURCHASE SHARES

  The Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at (800) RUSSEL4 (800-787-7354) for assistance in contacting an investment professional near you.

  Certain information noted below, including trade deadlines and payment procedures, are included for informational purposes only. Contact your Financial Intermediary for further details.

PAYING FOR SHARES

  Shares of the Funds may be purchased without a sales load on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section), and acceptance of the order. Please note the following:

  Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However, exceptions may be made by prior special arrangement with certain Financial Intermediaries.

  All purchases must be made in U.S. dollars.

  Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to "Frank Russell Investment Company."

  The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. An overdraft charge may also be applied.

OFFERING DATES AND TIMES

  Orders must be received by the Transfer Agent on any day when Fund shares are offered, prior to the close of the NYSE (currently 4:00 p.m. Eastern time).

ORDER AND PAYMENT PROCEDURES

  There are several ways to invest in the Funds. Purchase orders must be placed through a Financial Intermediary and can be paid for by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

BY MAIL

  For new accounts, please mail the completed Application to the Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

BY FEDERAL FUNDS WIRE

  Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include the investor's account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of an investor's purchase.

BY AUTOMATED CLEARING HOUSE ("ACH")

  An investor can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company. Funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted on the day received by the Funds' Custodian. In that case, the order would be placed on the next business day.

AUTOMATED INVESTMENT PROGRAM

  An investor can make regular investments (minimum $50) in Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. A separate transfer is required for each Fund in which shares are purchased. An investor may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

THREE DAY SETTLEMENT PROGRAM

  The Funds will accept orders from Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

BY MAIL OR TELEPHONE

  Investors may exchange shares of any Fund they own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request).

IN-KIND EXCHANGE OF SECURITIES

  FRIMCo, in its capacity as investment manager of the Trust, may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective, policies and limitations of the particular Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed on any business day the Funds are open at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for liquidation for 15 days following the purchase to assure payment has been collected.

  The Funds reserve the right to reject or delay a redemption on certain legal grounds or to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

REDEMPTION DATES AND TIMES

  Redemption requests must be placed by a Financial Intermediary and received by the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m. Eastern time). Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

BY MAIL OR TELEPHONE

  Shareholders may redeem shares by calling or writing to their Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

SYSTEMATIC WITHDRAWAL PROGRAM

  The systematic withdrawal program allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by an ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

                        PAYMENT OF REDEMPTION PROCEEDS

BY CHECK

  A check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a redemption request in proper form.

BY WIRE

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after receipt of your redemption request by the

Transfer Agent. Wire transfers may be charged a fee to cover the cost of the wire (for redemptions less than $1,000) and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to domestic commercial banks which are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

PROPER FORM: Written instructions must include:

  A description of the request
  The name of the Fund(s)
  The class of shares, if applicable
  The account number(s)
  The amount of money or number of shares being purchased, exchanged, transferred or redeemed
  The name(s) on the account(s)
  The signature(s) of all registered account owners
  For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

  ACCOUNT TYPE              REQUIREMENTS FOR WRITTEN REQUESTS
------------------------------------------------------------------------------
  Individual, Joint         Written instructions must be signed by each
  Tenants, Tenants          shareholder, exactly as the names appear in the
  in Common                 account registration.
------------------------------------------------------------------------------
  UGMA or UTMA (custodial   Written instructions must be signed by the
  accounts for minors)      custodian in his/her capacity as it appears in the
                            account registration.
------------------------------------------------------------------------------
  Corporation, Association  Written instructions must be signed by authorized person(s), stating his/her capacity as indicated
                            by the corporate resolution to act on the account.
                            A copy of the corporate resolution, certified
                            within the past 90 days, authorizing the signer to
                            act.
------------------------------------------------------------------------------
  Estate, Trust, Pension,   Written instructions must be signed by all
  Profit                    trustees.
  Sharing Plan              If the name of the trustee(s) does not appear in
                            the account registration, please provide a copy of
                            the trust document certified within the last 60
                            days.
------------------------------------------------------------------------------
  Joint tenancy             Written instructions must by signed by the
  shareholders whose co-    surviving tenant(s).
  tenants are deceased      A certified copy of the death certificate must
                            accompany the request.

SIGNATURE GUARANTEE

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. Call your financial institution to see if it has the ability to guarantee a signature. A notary public cannot provide a signature guarantee.

                               ACCOUNT POLICIES

THIRD PARTY TRANSACTIONS

  Investors purchasing Fund shares through a program of services offered by a Financial Intermediary may be required to pay additional fees. Investors should contact their Financial Intermediary for information concerning what additional fees, if any, may be charged.

REDEMPTION IN-KIND

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. Investors will incur brokerage charges on the sale of these portfolio securities.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Trust shares. The Distributor receives no compensation from the Trust for its services with respect to Premier
Class Shares.

  State Street Bank and Trust Company ("Custodian"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian may deposit securities in securities depositories or use subcustodians. The Custodian has no responsibility for the supervision and management of the Funds.

  PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by PriceWaterhouseCoopers. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Trust is organized and operates as a Massachusetts business trust. Russell has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

  The Trust issues shares of beneficial interest which can be divided into an unlimited number of funds. Each Fund is a separate trust under Massachusetts law. Each Fund's shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. There are no cumulative voting rights. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Special meetings may be called by the Trustees at their discretion, but must be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote.

  The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed by the Trustees or by shareholders at a special meeting.

  At    , each of the following shareholders may be deemed by the 1940 Act to
"control" the indicated Fund because such shareholder owns more than 25% of the voting shares of the indicated Fund:

    [TO BE FILED BY AMENDMENT].

                            MONEY MANAGER PROFILES

  The money managers identified below have no other affiliations with the Funds, FRIMCo or with Russell. Each money manager has been in business for at least three years and is principally engaged in managing institutional investment accounts. These money managers may also serve as managers or advisers to other Funds in the Trust, or to other clients of Russell, including its wholly owned subsidiary, Frank Russell Trust Company.

                                 EQUITY I FUND

  Alliance Capital Management L.P., 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.

  Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, NY 10020, is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held corporation.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308 Peachtree is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management Inc., which is a wholly owned subsidiary of Travelers Group Inc.

  Schneider Capital Management, 460 East Swedesford Road, Suite 1080, Wayne, PA 19087, is an SEC registered investment adviser owned by Arnold Schneider. The Trust and Wellington Management Company LLP have entered into a settlement which terminates certain litigation concerning use by the Trust of the services of Schneider Capital Management ("SCM"). Under the terms of the settlement FRIMCo expects to be selecting another Money Manager to supervise assets presently assigned to SCM and, after a suitable transition, SCM will no longer serve as a Money Manager for the Trust. It is expected that the new Money Manager will be selected shortly.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                                EQUITY II FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

  Westpeak Investment Advisors, L.P., 1011 Walnut Street, Suite 400, Boulder, CO 80302, is indirectly controlled by Metropolitan Life Insurance Company.

                                EQUITY III FUND

  Equinox Capital Management, Inc., See: Equity I Fund.

  Trinity Investment Management Corporation, See: Equity I Fund.

  Westpeak Investment Advisors, L.P., See: Equity II Fund

                                 EQUITY Q FUND

  Barclays Global Fund Advisors, See: Equity I Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 14th Floor, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                              INTERNATIONAL FUND

  J.P. Morgan Investment Management, Inc., See: Equity Q Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004, is a Washington limited liability corporation that is controlled by the following founding members: Thomas M. Garr, Robert L. Gernstetter, Joseph
P. Jordan, Arthur M. Tyson and Theodore J. Tyson.

  Oechsle International Advisors, LLC, One International Place, 23rd Floor, Boston, MA 02110, is a Delaware limited liability company that is controlled by the following members: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle,
L. Sean Roche, Steven H. Schaefer, Warren R. Walker and Andrew S. Parlin.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed:
51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc. is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                              FIXED INCOME I FUND

  Lincoln Capital Management Company, See: Equity I Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisors L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, is a company whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                             FIXED INCOME III FUND

  BEA Associates, One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

  Pacific Investment Management Company, See: Fixed Income I Fund.

  Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                                   GLOSSARY

  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs").

  Board -- The Board of Trustees of the Trust.

  Cash reserves -- The Funds may invest their cash reserves (i.e., funds awaiting investment) in money market instruments and in debt securities of comparable quality to each Fund's permitted investments. As an alternative to a Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Funds' cash reserves in the Trust's Money Market Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Fund's assets invested in the Trust's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended.

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, the Trust's custodian and portfolio accountant.

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Russell Fund Distributors, Inc., the organization that sells the shares of the Fund under a contract with the Trust.

  Eligible Investors -- Institutions or individuals that have acquired Fund shares through Financial Intermediaries approved by FRIMCo or the Trust's Distributor and trustees, officers, employees, and certain third-party contractors of the Trust and its affiliates and their spouses and children.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  Financial Intermediary -- A bank trust department, registered investment adviser, broker-dealer and other financial services organizations that have been selected by FRIMCo or by the Trust's Distributor.

  FNMA -- Federal National Mortgage Association.

  Forward Commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. International, Fixed Income I and Fixed Income III Funds generally do not enter into forward contracts with terms greater than one year, and typically enters into forward contracts only under two circumstances. First, if the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, they may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if a Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, a Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. International, Fixed Income I and Fixed Income III Funds will not enter into a forward contract if, as a result, they would have more than one-third of their assets committed to such contracts (unless they own the currency that they are obligated to deliver or have caused the Custodian to segregate segregable assets having a value sufficient to cover their obligations). Although forward contracts are used primarily to protect International, Fixed Income I and Fixed Income III Funds from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIMCo -- Frank Russell Investment Management Company, the Trust's administrator, manager and transfer and dividend paying agent.

  Funds -- The 28 investment series of the Trust. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions. Seven Funds are described in and offered by this Prospectus.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association.

  Illiquid securities -- The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service.

  Lending portfolio securities -- Each Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below the respective percentages set forth above. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Equity I, Equity II, Equity III, Equity Q and International Funds' assets assigned to a liquidity portfolio. The liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Portfolio of the Trust. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO.

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  Net asset value (NAV) -- The value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

  NYSE -- New York Stock Exchange.

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  PFIC -- A passive foreign investment company. International Fund may purchase interests in an issuer that is considered a PFIC under the Code.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers.

  Repurchase agreements -- Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- Each Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  The Rule -- Rule 2a-7 under the 1940 Act, which governs the operations of the Money Market Funds.

  Russell 1000(R) Index -- The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts. The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Equity Q Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

  Russell -- Frank Russell Company, consultant to the Trust and to the Funds.

  S&P -- Standard & Poor's Ratings Group, an NRSRO.

  S&P 500 -- Standard & Poor's 500 Composite Price Index.

  SAI -- The Trust's Statement of Additional Information, dated as noted on the first page of this Prospectus.

  SEC -- US Securities and Exchange Commission.

  Shares -- The Premier Class Shares in the Funds described in this prospectus. Each Premier classier of a Fund represents a share of beneficial interest in the Fund.

  Transfer Agent -- FRIMCo, in its capacity as the Trust's transfer and dividend paying agent.

  Trust -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC.

  US -- United States.

  US government securities -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

  Variable rate obligations -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations.

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Trust and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

MONEY MANAGERS EQUITY I FUND                                  FIXED INCOME I FUND
Alliance Capital Management L.P.                              Lincoln Capital Management Company
Barclays Global Fund Advisors                                 Pacific Investment Management Company
Equinox Capital Management, Inc.                              Standish, Ayer & Wood, Inc.
INVESCO Capital Management, Inc.
Lincoln Capital Management Company                            FIXED INCOME III FUND
Morgan Stanley Asset Management, Inc.                         BEA Associates
Peachtree Asset Management                                    Pacific Investment Management Company
Schneider Capital Management                                  Standish, Ayer & Wood, Inc.
Suffolk Capital Management, Inc.
Trinity Investment Management Corporation                     ADVISOR, ADMINISTRATOR, TRANSFER AND
                                                              DIVIDEND PAYING AGENT
EQUITY II FUND                                                Frank Russell Investment Management Company
Delphi Management, Inc.                                       909 A Street
Fiduciary International, Inc.                                 Tacoma, Washington 98402
GlobeFlex Capital, L.P.
Jacobs Levy Equity Management, Inc.                           CONSULTANT
Sirach Capital Management, Inc.                               Frank Russell Company
Wellington Management Company LLP                             909 A Street
Westpeak Investment Advisors, L.P.                            Tacoma, Washington 98402

EQUITY III FUND                                               DISTRIBUTOR
Equinox Capital Management, Inc.                              Russell Fund Distributors, Inc.
Trinity Investment Management Corporation                     909 A Street
Westpeak Investment Advisors, L.P.                            Tacoma, Washington 98402

EQUITY Q FUND                                                 INDEPENDENT ACCOUNTANTS
Barclays Global Fund Advisors                                 PricewaterhouseCoopers LLP
Franklin Portfolio Associates LLC                             One Post Office Square
J.P. Morgan Investment Management, Inc.                       Boston, MA 02109

INTERNATIONAL FUND                                            LEGAL COUNSEL
J.P. Morgan Investment Management, Inc.                       Stradley, Ronon, Stevens & Young, LLP
Marathon Asset Management Limited                             2600 One Commerce Square
Mastholm Asset Management, LLC                                Philadelphia, PA 19103-7098
Oechsle International Advisors
Rowe Price-Fleming International, Inc.                        OFFICE OF SHAREHOLDER INQUIRIES
Sanford C. Bernstein & Co., Inc.                              909 A Street
The Boston Company Asset Management, Inc.                     Tacoma, Washington 98402
                                                              (800) 787-7354
                                                              (800) RUSSEL4
                                                              In Washington (253) 627-7001

                             (CLASS Y PROSPECTUS)

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402

                         TELEPHONE (800) 787-7354
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Trust") is an open-end, management investment company with 28 different investment series or portfolios ("Funds"). This Prospectus describes and offers interests in the Class Y Shares of seven Funds:

            Equity I Fund                       International Fund
            Equity II Fund                      Fixed Income I Fund
            Equity III Fund                     Fixed Income III Fund
            Equity Q Fund

  Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

  Frank Russell Investment Management Company ("FRIMCo") operates and administers the Funds. Class Y Shares are sold at their net asset value, with no sales load, no commissions, no Rule 12b-1 fees and no exchange fees. There is a $10 million minimum initial investment requirement for each Fund described in this Prospectus.

  FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

  THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

  This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it before investing and retain it for future reference. A Statement of Additional Information ("SAI"), dated January 4, 1999, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated into this Prospectus by reference and is available without charge by writing to the address listed above or by telephoning (800) 787-7354.

  This Prospectus relates only to Class Y Shares of the Funds. These Funds also offer interests in other classes of shares, the Class I, Class E, and Premier Class Shares, through other prospectus. For more information concerning these other classes of Shares, contact the person or organization from whom you obtained this Prospectus, or write or telephone the Trust.

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Trust and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

                     PROSPECTUS DATED JANUARY 4, 1999

                               TABLE OF CONTENTS

            CERTAIN TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE

           GLOSSARY, WHICH BEGINS ON PAGE 40 OF THIS PROSPECTUS.

Summary.....................................................................   3
Annual Fund Operating Expenses..............................................   4
Financial Highlights........................................................   5
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........  12
Eligible Investors..........................................................  13
General Management of the Funds.............................................  14
Expenses of the Funds.......................................................  16
The Money Managers..........................................................  16
Investment Objectives, Policies and Practices...............................  17
Portfolio Transaction Policies..............................................  26
Dividends and Distributions.................................................  26
Taxes.......................................................................  27
Performance Information.....................................................  29
How Net Asset Value Is Determined...........................................  29
How to Purchase Shares......................................................  30
How to Redeem Shares........................................................  32
Additional Information......................................................  35
Money Manager Profiles......................................................  36
Glossary....................................................................  40

                                    SUMMARY

  The Funds are designed to provide a means for Eligible Investors to use FRIMCo's and Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" techniques and money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Trust divides responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. See "The Purpose of the Funds--Multi-Style, Multi-Manager Diversification."

  Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

  EQUITY I FUND--Income and capital growth by investing principally in equity securities.

  EQUITY II FUND--Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from Equity I Fund, by investing in equity securities.

  EQUITY III FUND--A high level of current income, while maintaining the potential for capital appreciation by investing in income-producing equity securities.

  EQUITY Q FUND--Total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

  INTERNATIONAL FUND--Favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

  FIXED INCOME I FUND--Effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  FIXED INCOME III FUND--Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

  The Trust's Funds had aggregate net assets of approximately $13.0 billion on September 30, 1998. The net assets of the Funds described in this Prospectus on September 30, 1998 were:

   Equity I............. $1,181,907,833
   Equity II............ $  450,396,871
   Equity III........... $  188,563,741
   Equity Q............. $1,014,424,271
   International Fund... $  926,809,457
   Fixed Income I....... $  981,391,707
   Fixed Income III..... $  472,500,249

  You may buy and sell Class Y Shares of the Fund only through the Fund's Distributor by special arrangement. All Class Y Shares are sold without a sales charge, commission, or Rule 12b-1 fee. Except as indicated below, Class Y Shares are redeemed at net asset value. You may also exchange shares of one Fund for shares of another Fund. See "How to Purchase Shares" and "How to Redeem Shares."

  You should be aware of the general risks associated with investments in mutual funds. One or more Funds may make investments and engage in investment practices and techniques that involve risks, including entering into repurchase agreements, lending portfolio securities and entering into hedging transactions. Also, foreign securities in which International Fund may invest may be subject to certain risks in addition to those inherent in US investments. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and Practices" and in the Glossary.

SHAREHOLDER TRANSACTION EXPENSES

  You would pay the following charges when buying or redeeming Class Y Shares of a Fund:

   MAXIMUM SALES       MAXIMUM SALES
   LOAD IMPOSED       LOAD IMPOSED ON       DEFERRED     REDEMPTION   EXCHANGE
   ON PURCHASES     REINVESTED DIVIDENDS   SALES LOAD*      FEES        FEES
   -------------    --------------------   -----------   ----------   --------
       None                 None              None          None        None

---------------------
* If you purchase shares of any of the Funds, you may pay a quarterly shareholder investment services fee directly to FRIMCo pursuant to a separate agreement between you and FRIMCo. The fee is calculated as a percentage of the amount you have invested in the Funds.

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                      TOTAL FUND
                                                   ADVISORY   OTHER   OPERATING
                                                     FEE    EXPENSES* EXPENSES*+
                                                   -------- --------- ----------
Equity I Fund.....................................  0.55%     0.04%     0.59%
Equity II Fund....................................  0.70%     0.18%     0.78%
Equity III Fund...................................  0.55%     0.19%     0.64%
Equity Q Fund.....................................  0.55%     0.02%     0.57%
International Fund................................  0.70%     0.20%     0.90%
Fixed Income I Fund...............................  0.25%     0.05%     0.30%
Fixed Income III Fund.............................  0.50%     0.08%     0.58%

---------------------

* Annual Class Y Shares operating expenses are based on average net assets expected to be invested during the year ending December 31, 1999. During the course of this period, expenses may be more or less than the amount shown. Prior to January 1, 1999, FRIMCo provided management and administrative services to the Funds pursuant to a single Management Agreement for which the Funds paid a single fee. Effective January 1, 1999, FRIMCo's advisory and administrative services are provided under separate agreements which provide for the fees reflected in the table above. In this connection the administrative fees payable by Class Y are expected to be approximately 0.01%.

  These tables are intended to assist you in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

                       EXAMPLE OF EXPENSES FOR THE FUNDS

  Assume that each Fund's annual return is 5% and that its operating expenses are as described above, and that you sell your shares after the number of years shown. These are projected expenses for each $1000 that you invest:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Equity I Fund...................................   $6     $19     $33     $ 74
Equity II Fund..................................   $8     $25     $43     $ 98
Equity III Fund.................................   $6     $20     $35     $ 80
Equity Q Fund...................................   $6     $18     $31     $ 72
International Fund..............................   $9     $28     $50     $113
Fixed Income I Fund.............................   $3     $ 9     $19     $ 38
Fixed Income III Fund...........................   $6     $18     $32     $ 73

                  FINANCIAL HIGHLIGHTS OF THE EQUITY I FUND*

  This Prospectus offers shares of Class Y of the Fund, which had not yet commenced operations on the date of this Prospectus. The following table contains important financial information relating to the Class I Shares of the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. Although the information presented reflects the Class I Shares, Class Y has the similar fees and charges and would have presented similar results. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY I FUND

                            1997       1996      1995      1994      1993      1992      1991      1990      1989      1988
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF YEAR.....  $    30.34  $  28.00  $  23.32  $  24.91  $  25.00  $  25.17  $  21.13  $  25.39  $  22.20  $  20.18
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment
  income...............         .34       .42       .52       .62       .60       .61       .75       .91       .88       .81
 Net realized and
  unrealized gain
  (loss) on
  investments..........        8.89      5.96      7.71      (.41)     2.18      1.54      5.61     (2.37)     5.79      2.46
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total From Investment
   Operations..........        9.23      6.38      8.23       .21      2.78      2.15      6.36     (1.46)     6.67      3.27
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
 Net investment
  income...............        (.34)     (.42)     (.52)     (.62)     (.60)     (.62)     (.75)     (.90)    (1.01)     (.77)
 Net realized gain on
  investments..........       (8.72)    (3.62)    (3.03)     (.94)    (2.11)    (1.70)    (1.57)    (1.90)    (2.47)     (.48)
 In excess of net
  realized gain on
  investments..........         --        --        --       (.24)     (.16)      --        --        --        --        --
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total Distributions..       (9.06)    (4.04)    (3.55)    (1.80)    (2.87)    (2.32)    (2.32)    (2.80)    (3.48)    (1.25)
                         ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 YEAR..................  $    30.51  $  30.34  $  28.00  $  23.32  $  24.91  $  25.00  $  25.17  $  21.13  $  25.39  $  22.20
                         ==========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN (%)(a)....       32.02     23.58     35.94       .79     11.61      9.02     31.22     (5.64)    30.79     16.42
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)..................         .70       .71       .59       .12       .14       .15       .19       .23       .18       .17
 Net investment income
  to average net assets
  (a)..................         .96      1.38      1.91      2.52      2.36      2.53      3.14      3.66      3.41      3.68
 Portfolio turnover....      110.75     99.51     92.04     75.02     91.87     71.14    119.55    101.30     61.27     67.59
 Net assets, end of
  year ($000 omitted)..   1,136,373   961,953   751,497   547,242   514,356   410,170   330,507   221,543   300,814   243,691
 Average commission
  rate paid per share
  of security ($
  omitted).............       .0511     .0464       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY II FUND*

  This Prospectus offers shares of Class Y of the Fund, which had not yet commenced operations on the date of this Prospectus. The following table contains important financial information relating to the Class I Shares of the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. Although the information presented reflects the Class I Shares, Class Y has the similar fees and charges and would have presented similar results. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY II FUND

                            1997      1996      1995      1994      1993      1992      1991     1990     1989     1988
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $  30.05  $  28.88  $  25.00  $  26.58  $  27.71  $  26.32  $  19.24  $ 23.32  $ 22.50  $ 19.99
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       .11       .16       .27       .36       .32       .30       .41      .51      .61      .52
 Net realized and
  unrealized gain (loss)
  on investments........      8.11      4.96      6.80      (.86)     3.97      3.13      7.65    (3.91)    4.74     2.51
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
  Total From Investment
   Operations...........      8.22      5.12      7.07      (.50)     4.29      3.43      8.06    (3.40)    5.35     3.03
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..      (.11)     (.16)     (.29)     (.31)     (.31)     (.30)     (.41)    (.50)    (.71)    (.52)
 Net realized gain on
  investments...........     (5.20)    (3.79)    (2.90)     (.21)    (4.72)    (1.74)     (.57)    (.18)   (3.82)     --
 In excess of net
  realized gain on
  investments...........       --        --        --       (.56)     (.39)      --        --       --       --       --
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
  Total Distributions...     (5.31)    (3.95)    (3.19)    (1.08)    (5.42)    (2.04)     (.98)    (.68)   (4.53)    (.52)
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $  32.96  $  30.05  $  28.88  $  25.00  $  26.58  $  27.71  $  26.32  $ 19.24  $ 23.32  $ 22.50
                          ========  ========  ========  ========  ========  ========  ========  =======  =======  =======
TOTAL RETURN (%)(a).....     28.66     18.51     28.67     (2.60)    16.70     13.31     42.40   (14.76)   24.63    15.22
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................       .92       .95       .83       .23       .34       .32       .37      .48      .41      .35
 Net investment income
  to average net assets
  (a)...................       .35       .52       .97      1.46      1.14      1.10      1.79     2.40     2.45     2.40
 Portfolio turnover.....    103.00    120.78     89.31     58.04     87.25     43.33     42.16    80.27    77.55    56.38
 Net assets, end of year
  ($000 omitted)........   482,159   365,955   279,566   202,977   171,421   120,789   101,206   60,668   70,588   63,903
 Average commission rate
  paid per share of
  security
  ($ omitted)...........     .0390     .0381       N/A       N/A       N/A       N/A       N/A      N/A      N/A      N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                 FINANCIAL HIGHLIGHTS OF THE EQUITY III FUND*

  This Prospectus offers shares of Class Y of the Fund, which had not yet commenced operations on the date of this Prospectus. The following table contains important financial information relating to the Class I Shares of the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. Although the information presented reflects the Class I Shares, Class Y has the similar fees and charges and would have presented similar results. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY III FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 29.68  $ 29.11  $ 24.18  $ 27.05  $ 26.75  $ 27.08  $ 23.30  $ 26.49  $ 24.03  $ 20.74
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income..      .60      .70      .82      .93      .89      .98     1.08     1.33     1.26     1.15
 Net realized and
  unrealized gain (loss)
  on investments........     8.69     5.10     7.73     (.85)    2.99     2.24     5.21    (2.85)    5.35     3.40
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total From Investment
   Operations...........     9.29     5.80     8.55      .08     3.88     3.22     6.29    (1.52)    6.61     4.55
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..     (.60)    (.71)    (.83)    (.91)    (.90)    (.99)   (1.07)   (1.30)   (1.40)   (1.14)
 In excess of net
  investment income.....     (.01)     --       --       --       --       --       --       --       --       --
 Net realized gain on
  investments...........    (8.56)   (4.52)   (2.79)   (1.94)   (2.68)   (2.56)   (1.44)    (.37)   (2.75)    (.12)
 In excess of net
  realized gain on
  investments...........      --       --       --      (.10)     --       --       --       --       --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...    (9.17)   (5.23)   (3.62)   (2.95)   (3.58)   (3.55)   (2.51)   (1.67)   (4.15)   (1.26)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 29.80  $ 29.68  $ 29.11  $ 24.18  $ 27.05  $ 26.75  $ 27.08  $ 23.30  $ 26.49  $ 24.03
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....    33.13    20.90    35.96     1.16    14.95    12.30    27.86    (5.73)   28.07    22.19
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net
  assets (a)............      .78      .79      .65      .17      .16      .20      .25      .27      .23      .20
 Net investment income
  to average net assets
  (a)...................     1.77     2.23     2.90     3.39     3.09     3.57     4.05     4.91     4.58     4.96
 Portfolio turnover.....   128.86   100.78   103.40    85.92    76.77    84.56    56.99    65.74    83.13    57.28
 Net assets, end of year
  ($000 omitted)........  242,112  221,778  222,541  177,807  181,630  166,782  138,076   94,087  135,245  106,695
 Average commission rate
  paid per share of
  security ($ omitted)..    .0415    .0447      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY Q FUND*

  This Prospectus offers shares of Class Y of the Fund, which had not yet commenced operations on the date of this Prospectus. The following table contains important financial information relating to the Class I Shares of the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. Although the information presented reflects the Class I Shares, Class Y has the similar fees and charges and would have presented similar results. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY Q FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 32.94  $ 30.40  $ 24.43  $ 26.03  $ 25.23  $ 24.90  $ 20.20  $ 22.45  $ 18.85  $ 16.67
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .44      .58      .59      .69      .66      .67      .75      .81      .78      .69
INCOME
 Net realized and
  unrealized gain (loss)
  on investments........    10.01     6.33     8.52     (.41)    2.71     1.73     5.58    (1.89)    4.26     2.15
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total income from
   Investment
   Operations...........    10.45     6.91     9.11      .28     3.37     2.40     6.33    (1.08)    5.04     2.84
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..     (.44)    (.58)    (.61)    (.69)    (.66)    (.68)    (.75)    (.79)    (.86)    (.66)
 In excess of net
  investment income.....      --      (.01)     --       --       --       --       --       --       --       --
 Net realized gain on
  investments...........    (7.05)   (3.78)   (2.53)    (.97)   (1.85)   (1.39)    (.88)    (.38)    (.58)     --
 In excess of net
  realized gain on
  investments...........      --       --       --      (.22)    (.06)     --       --       --       --       --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...    (7.49)   (4.37)   (3.14)   (1.88)   (2.57)   (2.07)   (1.63)   (1.17)   (1.44)    (.66)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 35.90  $ 32.94  $ 30.40  $ 24.43  $ 26.03  $ 25.23    24.90  $ 20.20  $ 22.45  $ 18.85
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....    33.07    23.67    37.91      .99    13.80     9.97    32.14    (4.81)   27.10    17.16
RATIOS (%) SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net
  assets (a)............      .68      .71      .58      .11      .15      .18      .23      .31      .33      .33
 Net investment income
  to average net assets
  (a)...................     1.17     1.80     2.07     2.74     2.50     2.80     3.23     3.70     3.68     3.82
 Portfolio turnover ....    94.89    74.59    74.00    45.87    54.69    58.35    51.37    66.51    88.03    52.21
 Net assets, end of year
  ($000 omitted)........  987,760  818,281  620,259  430,661  382,939  290,357  215,779  133,869  129,680   89,320
 Average commission rate
  paid per share of
  security ($ omitted)..    .0350    .0332      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                FINANCIAL HIGHLIGHTS OF THE INTERNATIONAL FUND*

  This Prospectus offers shares of Class Y of the Fund, which had not yet commenced operations on the date of this Prospectus. The following table contains important financial information relating to the Class I Shares of the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. Although the information presented reflects the Class I Shares, Class Y has the similar fees and charges and would have presented similar results. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

INTERNATIONAL FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 37.39  $ 36.26  $ 34.28  $ 37.34  $ 28.92  $ 31.96  $ 29.18  $ 38.52  $ 35.44  $ 35.50
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .46      .44      .48      .61      .58      .67      .73     1.23      .85      .95
 Net realized and
  unrealized gain (loss)
  on investments (a)....     (.28)    2.41     3.16      .65     9.63    (2.62)    3.16    (7.27)    7.46     5.77
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Income From
   Investment
   Operations...........      .18     2.85     3.64     1.26    10.21    (1.95)    3.89    (6.04)    8.31     6.72
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..     (.37)    (.35)    (.64)    (.36)    (.57)    (.67)    (.80)   (1.19)   (1.02)   (1.11)
 In excess of net
  investment income.....     (.18)     --      (.08)     --      (.16)     --       --       --       --       --
 Net realized gain on
  investments...........    (1.95)   (1.37)    (.94)   (3.73)   (1.06)    (.42)    (.31)   (2.11)   (4.21)   (5.67)
 In excess of net
  realized gain on
  investments...........     (.47)     --       --      (.23)     --       --       --       --       --       --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...    (2.97)   (1.72)   (1.66)   (4.32)   (1.79)   (1.09)   (1.11)   (3.30)   (5.23)   (6.78)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 34.60  $ 37.39  $ 36.26  $ 34.28  $ 37.34  $ 28.92  $ 31.96  $ 29.18  $ 38.52  $ 35.44
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(b).....      .58     7.98    10.71     5.38    35.56    (6.11)   13.47   (15.94)   24.06    20.13
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average net
  assets (b)............     1.00     1.04      .88      .32      .39      .45      .48      .50      .44      .45
 Operating expenses,
  gross, to average net
  assets (b)............     1.00     1.05      .89      .34      .41      .46      .48      .50      .44      .45
 Net investment income
  to average net assets
  (b)...................     1.14     1.20     1.41     1.63     1.83     2.46     2.61     3.14     2.38     2.52
 Portfolio turnover.....    79.45    42.69    36.78    71.09    62.04    48.99    53.13    78.30    53.49    51.17
 Net assets, end of year
  ($000 omitted)........  972,735  944,380  796,777  674,180  562,497  348,869  252,828  171,613  186,742  149,064
 Average commission rate
  paid per share of
  security ($ omitted)
  (c)...........            .0055    .0038      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

---------------------
(a) Provision for federal income tax for the year ended December 31, 1991 amounted to $.024 per share.
(b) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(c) In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.
 * See the notes to financial statements which appear in Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE FIXED INCOME I FUND*

  This Prospectus offers shares of Class Y of the Fund, which had not yet commenced operations on the date of this Prospectus. The following table contains important financial information relating to the Class I Shares of the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. Although the information presented reflects the Class I Shares, Class Y has the similar fees and charges and would have presented similar results. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME I FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 20.99  $ 21.59  $ 19.59  $ 21.74  $ 21.61  $ 22.29  $ 20.86  $ 20.91  $ 20.50  $ 20.48
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     1.37     1.38     1.42     1.46     1.50     1.63     1.71     1.77     1.93     1.73
 Net realized and
  unrealized gain (loss)
  on investments........      .54     (.62)    2.02    (2.06)     .72     (.07)    1.49     (.05)     .71      .01
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total From Investment
   Operations...........     1.91      .76     3.44     (.60)    2.22     1.56     3.20     1.72     2.64     1.74
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..    (1.39)   (1.36)   (1.44)   (1.44)   (1.50)   (1.62)   (1.69)   (1.77)   (1.92)   (1.72)
 In excess of net
  investment income.....      --       --       --       --      (.01)     --       --       --       --       --
 Net realized gain on
  investments...........      --       --       --       --      (.58)    (.62)    (.08)     --      (.31)     --
 In excess of net
  realized gain on
  investments...........      --       --       --      (.11)     --       --       --       --       --       --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...    (1.39)   (1.36)   (1.44)   (1.55)   (2.09)   (2.24)   (1.77)   (1.77)   (2.23)   (1.72)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 21.51  $ 20.99  $ 21.59  $ 19.59  $ 21.74  $ 21.61  $ 22.29  $ 20.86  $ 20.91  $ 20.50
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....     9.42     3.75    18.03    (2.97)   10.46     7.26    16.01     8.60    13.35     8.76
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................      .42      .42      .35      .10      .09      .10      .10      .11      .12      .13
 Net investment income
  to average net assets
  (a)...................     6.54     6.57     6.82     7.06     6.71     7.45     8.08     8.70     8.96     8.28
 Portfolio turnover.....   165.81   147.31   138.05   173.97   173.27   211.26   121.91   114.15   196.18   186.54
 Net assets, end of year
  ($000 omitted)........  798,252  662,899  638,317  496,038  533,696  530,857  458,201  329,091  297,721  223,216

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE FIXED INCOME III FUND*

  This Prospectus offers shares of Class Y of the Fund, which had not yet commenced operations on the date of this Prospectus. The following table contains important financial information relating to the Class I Shares of the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. Although the information presented reflects the Class I Shares, Class Y has the similar fees and charges and would have presented similar results. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME III FUND

                                     1997     1996     1995     1994    1993++
                                    -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 YEAR.............................  $ 10.17  $ 10.34  $  9.37  $ 10.44  $ 10.00
                                    -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income............      .63      .64      .67      .66      .49
 Net realized and unrealized gain
  (loss) on investments...........      .32     (.16)     .97    (1.07)     .52
                                    -------  -------  -------  -------  -------
   Total From Investment Opera-
    tions.........................      .95      .48     1.64     (.41)    1.01
                                    -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income............     (.62)    (.64)    (.67)    (.66)    (.48)
 In excess of net investment in-
  come............................     (.02)    (.01)     --       --       --
 Net realized gain on invest-
  ments...........................     (.06)     --       --       --      (.08)
 In excess of net realized gain on
  investments.....................      --       --       --       --      (.01)
                                    -------  -------  -------  -------  -------
   Total Distributions............     (.70)    (.65)    (.67)    (.66)    (.57)
                                    -------  -------  -------  -------  -------
NET ASSET VALUE, END OF YEAR......  $ 10.42  $ 10.17  $ 10.34  $  9.37  $ 10.44
                                    =======  =======  =======  =======  =======
TOTAL RETURN (%)(a)(c)............     9.64     4.88    17.99    (3.89)   10.22
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to aver-
  age net assets (b)(c)...........      .70      .73      .61      .20      .20
 Operating expenses, gross, to av-
  erage net assets (b)(c).........      .70      .73      .61      .20      .40
 Net investment income to average
  net assets (b)(c)...............     6.13     6.32     6.83     7.02     6.30
 Portfolio turnover (b)...........   274.84   144.26   141.37   134.11   181.86
 Net assets, end of year ($000
  omitted)........................  382,433  292,077  252,465  166,620  124,234

---------------------
 ++ For the period January 29, 1993 (commencement of operations) to December 31, 1993.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended December 31, 1993 are annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds offer Eligible Investors the opportunities to use FRIMCo's and Russell's "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Russell acts as consultant to the Funds. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for almost 30 years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

                              ELIGIBLE INVESTORS

  Class Y shares of the Funds are currently available only to Eligible Investors. An Eligible Investor is an investor with at least $10 million to invest in Class Y shares of a single Fund.

  The Funds do not generally offer their Class Y Shares directly to individual (i.e., retail) investors, although they may choose to do so.

                        GENERAL MANAGEMENT OF THE FUNDS

  The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Trust's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the Custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results;

  . manages, or hires money managers to manage, the Liquidity Portfolio; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed Income I, Diversified Bond, Short Term Bond, Fixed Income III, and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995.
    From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed Income I, Fixed Income III, Diversified Bond, Short Term Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994.
    From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department. Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  Russell provides to the Funds and FRIMCo the asset management consulting services--including objective-setting and asset-allocation technology, and money manager research and evaluation assistance--that Russell provides to its other consulting clients. Russell does not receive any compensation from the Funds for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman of the Trust, is the Chairman of the Board of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  Russell is a subsidiary of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). Founded in 1857, Northwestern Mutual is a mutual insurance corporation organized under the laws of Wisconsin. Northwestern Mutual's products consist of a full range of permanent and term life insurance, disability income insurance, long-term care insurance, mutual funds and annuities for personal, estate, retirement, business and benefits planning. Northwestern Mutual provides its insurance products and services through an exclusive network of approximately 7,200 agents associated with over 100 general agencies nationwide. Northwestern Mutual leads the U.S. in both individual life insurance sold annually and total individual life insurance in force.

  The Trust has received an exemptive order from the SEC which permits the Trust, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the money managers of each Fund. On January 22, 1996, the shareholders of the Trust's Funds voted to approve this arrangement.

  Under its Advisory Agreement with the Trust, FRIMCo receives a advisory fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Trust's agent, pays the money managers for their investment selection services. The remainder of the advisory fee is retained by FRIMCo as compensation for the services described above and to pay expenses. Each Fund may also pay, in addition to the fee set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07%
of each Fund's additional assets on an annualized basis. The annual rate of advisory fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets; Equity I Fund, 0.55%; Equity II Fund, 0.70%; Equity III Fund, 0.55%; Equity Q Fund, 0.55%; International Fund, 0.70%; Fixed Income I Fund, 0.25%; and Fixed Income III Fund, 0.50%.

  FRIMCo has voluntarily agreed to waive all or a portion of its combined advisory and administrative fees for certain Funds. This arrangement is not part of the Advisory Agreement, or Administrative Agreement (referred to below), with the Trust and may be changed or discontinued at any time. FRIMCo currently calculates its advisory fee based on a Fund's average daily net assets less any advisory fee incurred on the Fund's assets to the extent the Fund incurs advisory fees for investing a portion of its assets in the Trust's Money Market Fund.

                             EXPENSES OF THE FUNDS

  The Funds (and each class, when appropriate) pay all their expenses other than those expressly assumed by FRIMCo. Services which are administrative in nature will be provided by FRIMCo pursuant to an Administrative Agreement. For these administrative services, each Fund's Class Y Shares pay FRIMCo a monthly fee approximating FRIMCo's cost of providing administrative services to the Fund's Class Y Shares. It is expected that this amount will be approximately 0.01% of its average daily net asset value. The Funds' expenses for the year ended December 31, 1997, as a percentage of each Fund's average net assets, are shown in the Financial Highlights tables in this Prospectus. Principal expenses are:

  . the management, transfer agent, and recordkeeping fees payable to FRIMCo;

  . fees for custody, preparing tax records, and portfolio accounting, payable to the Custodian; and

  . fees for independent auditing and legal services; and filing and registration fees payable to the SEC.

                              THE MONEY MANAGERS

  Each Fund's assets are allocated among the money managers listed in "Money Manager Profiles" in this Prospectus. FRIMCo may change the allocation of a Fund's assets among money managers at any time. FRIMCo may employ or terminate a money manager at any time, subject to the approval by the Board. A Fund will notify its shareholders within 60 days of when a money manager begins providing services. The money managers are selected for the Funds based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager for any Fund.

  From its advisory fees, FRIMCo, as the Trust's agent, pays fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the manager for the quarter. For the year ended December 31, 1997, advisory fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Equity I Fund, 0.23%; Equity II Fund, 0.40%; Equity III Fund, 0.19%; Equity Q Fund, 0.19%; International Fund, 0.39%; Fixed Income I Fund, 0.08%; and Fixed Income III Fund, 0.21%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Trust has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or legal expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies and the more specific strategies developed by FRIMCo. Although the money managers' activities are subject to general oversight by the Board and the Trust's officers, neither the Board, the officers, FRIMCo nor Russell evaluate the investment merits of the money managers' individual security selections.

                 INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

  The investment objective and general investment policies of each Fund are described in "Investment Objectives." Types of portfolio securities that may be purchased by the Funds are described in "Fund Investment Securities." Specific investment practices that may be employed by the Funds are identified in "Other Investment Practices." The risks associated with portfolio investments by the Funds are described in those sections, as well as in "Risk Considerations." Certain terms used in these sections are described in the Glossary in this Prospectus.

SUMMARY COMPARISON OF THE FUNDS

                                      ANTICIPATED MAXIMUM
                                        EQUITY      DEBT
    FUND                               EXPOSURE   EXPOSURE        FOCUS
    ----                              ----------- --------        -----
Equity I Fund........................   65-100%      35%   Total return
Equity II Fund.......................   65-100%      35%   Maximum total return
Equity III Fund......................   65-100%      35%   Current income
Equity Q Fund........................      100%     -- %   Total return
International Fund...................   65-100%      35%   Total return
Fixed Income I.......................     0-35%     100%   Diversification
Fixed Income III Fund................      -- %     100%   Maximum total return

INVESTMENT OBJECTIVES

  Each Fund's investment objective is "fundamental," which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its investment objective. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers believe a conservative approach is desirable, or when suitable investments are unavailable.

                                 EQUITY I FUND

  Equity I Fund's objective is to provide income and capital growth by investing principally in equity securities. Equity I Fund may invest in common and preferred stocks, convertible securities, rights and warrants.

                                EQUITY II FUND

  Equity II Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than Equity I Fund. Equity II Fund seeks to achieve its objective by investing in equity securities.

  The Fund also seeks to provide current income. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies (i.e., companies not listed in the Russell 1000(R) Index). A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies or companies characterized as "special situations." "Emerging growth-type" companies tend to reinvest most of their earnings, rather than pay significant cash dividends. "Special situation" companies are those which the money managers believe present opportunities for capital growth because of cyclical developments in the securities markets, the industry, or the issuer.

                                EQUITY III FUND

  Equity III Fund's objective is to achieve a high level of current income, while maintaining the potential for capital appreciation. Equity III Fund seeks to achieve its objective by investing primarily in income-producing equity securities.

  The income objective of the Fund is to exceed the yield on the S&P 500 Index. The index yield will change from year to year due to changes in prices and dividends of stocks in the Index. Income streams will be considered in light of their current level and the opportunity for future growth. Capital appreciation may not be comparable to that delivered by Funds such as Equity II Fund whose major objective is appreciation, although FRIMCo believes that a high and growing stream of income is conducive to higher capital values. The Fund may also invest in preferred stock, convertible securities, rights and warrants.


                                 EQUITY Q FUND

  Equity Q Fund's objectives are to provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index. Equity Q Fund seeks to achieve its objectives by investing in equity securities.

  The Fund's portfolio will be structured similarly to the Russell Index, as the Fund will maintain industry weights and economic sector weights near those of the Index. As a result, the Fund's money managers generally select stocks from the set of stocks comprising the Russell 1000(R) Index; however, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index to meet the Fund's investment objectives. The money managers anticipate that the Fund's average price/earnings ratio, yield and other fundamental characteristics will be near the averages of the Russell Index.

  The money managers of the Fund will seek to achieve the Fund's objectives by using various quantitative management techniques in selecting investments. A quantitative manager bases its investment decisions primarily on quantitative investment models. Money managers use these models to determine the investment potential of a particular portfolio security and to rank securities based upon their ability to outperform the total return of the Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities most likely to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index. FRIMCo believes quantitative management over a market cycle should provide consistent performance, diversification, market-like volatility and limited market under performance. However, there is no guarantee that the Fund will have these characteristics at any one time.

  The Fund will attempt to be fully invested in common stock at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                              INTERNATIONAL FUND

  International Fund's objectives are to provide favorable total return and additional diversification for US investors. International Fund attempts to achieve its objectives by investing primarily in equity and fixed-income securities of foreign companies, and securities issued by foreign governments. The Fund invests primarily in equity securities of companies domiciled outside the United States. The Fund may also invest in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in foreign currencies and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.


                              FIXED INCOME I FUND

  Fixed Income I Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between commercial paper issuers and institutional lenders, such as the Fund.) Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality and other criteria. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by Moody's; or, if unrated, judged by the money managers to be of at least equal credit quality to those designations.

                             FIXED INCOME III FUND

  Fixed Income III Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios. Fixed Income III Fund seeks to achieve its objective by investing in fixed-income securities.

  The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities;

securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes; bank instruments; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. For more information on risks, see "Risk Considerations."

FUND INVESTMENT SECURITIES

 Commercial Paper

  The Fixed Income III Fund may invest in commercial paper. Commercial paper represents a debt obligation of a company which is unsecured. Fixed Income III Fund will invest in commercial paper which is rated A-1 or A-2 by S&P; Prime-1 or Prime-2 by Moody's; Fitch-1 or Fitch-2 by Fitch Investors Service, Inc.; Duff 1 or Duff 2 by Duff & Phelps, Inc.; or TBW-1 or TBW-2 by Thomson Bank Watch, Inc. Fixed Income III Fund may also invest in commercial paper which is not rated if it is issued by US or foreign companies which the money managers conclude are of high-quality and have outstanding debt securities which are rated AAA, AA or A by S&P; or Aaa, Aa or A by Moody's.

DEBT SECURITIES

  The Funds may purchase debt securities that complement their respective investment objectives. The Funds, except Fixed Income III Fund, do not invest in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered to be "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers bonds rated BBB, to have some speculative characteristics. The Funds, other than Fixed Income III Fund, will sell securities whose ratings drop below these minimum ratings, in a prudent manner as determined by the money managers. The market value of debt securities generally varies inversely with interest rates.

EQUITY SECURITIES

  Equity I, Equity II, Equity III, Equity Q and International Funds invest primarily in equity securities. Equity I, Equity II, Equity III and Equity Q Funds may invest in common stock equivalents. The following constitute common stock equivalents: rights and warrants and convertible securities. Common stock equivalents may be converted into or provide the holder with the right to common stock. Equity I, Equity II, Equity III and Equity Q Funds may also invest in other types of equity securities, including preferred stocks.

INTEREST RATE SWAPS

  The Fixed Income III Fund may enter into interest rate swaps. When a Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolios or to protect against any increase in the price of securities it anticipates purchasing at a later date.

INVESTMENT COMPANY SECURITIES

  Each Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which a Fund may otherwise invest. Each Fund may invest its cash reserves in the Trust's Money Market Fund. Because of restrictions on direct investment by US entities in certain countries, other investment companies may provide the most practical or only way for International Fund to invest in certain markets. These investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. International Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" ("PFIC"), regardless of whether the PFIC makes distributions to the Fund. See "Taxes" in this Prospectus and in the SAI.

OTHER DEBT SECURITIES

  The Fixed Income III Fund may invest in debt securities issued by supranational organizations such as:

  The World Bank -- An international bank which was chartered to finance development projects in developing member countries.

  The European Economic Community -- An organization which consists of certain European states engaged in cooperative economic activities.

  The European Coal and Steel Community -- An economic union of various European nations' steel and coal industries.

  The Asian Development Bank -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

US GOVERNMENT OBLIGATIONS

  The Funds may invest in fixed-rate and floating or variable rate US government obligations. Certain of the obligations, including US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Short-term US government securities generally are considered to be among the safest short-term investments. However the US government does not guarantee the net asset value of the Funds' shares. With respect to US government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies or instrumentalities. Accordingly, such US government securities may involve risk of loss of principal and interest.

  The following table illustrates the investments that the Funds primarily invest in or are permitted to invest in:

                                                                                  FIXED     FIXED
                            EQUITY I EQUITY II EQUITY III EQUITY Q INTERNATIONAL INCOME I INCOME III
TYPE OF PORTFOLIO SECURITY    FUND     FUND       FUND      FUND       FUND        FUND      FUND
--------------------------  -------- --------- ---------- -------- ------------- -------- ----------
Common stocks...........        X         X         X         X           X
Common stock equivalents
 (warrants).............        X         X         X         X           X
Common stock equivalents
 (options)..............        X         X         X         X           X
Common stock equivalents
 (convertible debt
 securities)............        X         X         X         X
Common stock equivalents
 (depository receipts)..                                                  X
Preferred stocks........        X         X         X         X           X
Equity derivative
 securities.............        X         X         X         X           X
Debt securities (below
 investment grade or
 junk bonds)............                                                                       X
US government
 securities.............        X         X         X         X           X          X         X
Municipal obligations...                                                                       X
Investment company
 securities.............        X         X         X         X           X          X         X
Foreign securities......                                                  X                    X

OTHER INVESTMENT PRACTICES

  The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Funds, each of which may involve certain special risks. The Glossary describes each of the investment techniques identified below. The SAI, under the heading "Investment Restrictions, Policies and Certain Investments," contains more detailed information about certain of these practices, including limitations designed to reduce risks.

                                                                                FIXED     FIXED
                          EQUITY I EQUITY II EQUITY III EQUITY Q INTERNATIONAL INCOME I INCOME III
    TYPE OF PRACTICE        FUND     FUND       FUND      FUND       FUND        FUND      FUND
    ----------------      -------- --------- ---------- -------- ------------- -------- ----------
Cash reserves...........      X         X         X         X           X          X         X
Repurchase
 agreements(1)..........      X         X         X         X           X          X         X
When-issued and forward
 commitment securities..      X         X         X         X           X          X         X
Reverse repurchase
 agreements.............      X         X         X         X           X          X         X
Lending portfolio
 securities, not to
 exceed 33 1/3% of total
 Fund assets............      X         X         X         X           X          X         X
Illiquid securities
 (limited to 15% of
 Fund's net assets).....      X         X         X         X           X          X         X
Forward currency
 contracts(2)...........                                                X          X         X
Write (sell) call and
 put options on
 securities, securities
 indexes and foreign
 currencies(3)..........      X         X         X         X           X          X         X
Purchase options on
 securities, securities
 indexes, and
 currencies(3)..........      X         X         X         X           X          X         X
Interest rate futures
 contracts, stock index
 futures contracts,
 foreign currency
 contracts and options
 on futures(4)..........      X         X         X         X           X          X         X
Liquidity portfolio.....      X         X         X         X           X

---------------------
(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) International, Fixed Income I and Fixed Income III Funds may not invest more than 25% of their assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 33% of the value of its net assets. Only the Fixed Income III Fund currently intends to write or purchase options on foreign currency.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  Investment Restrictions. If a Fund changes its investment objective or policies, you should consider whether the Fund remains right for you. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental.

RISK CONSIDERATIONS

  High Risk Bonds. Fixed Income III Fund may invest up to 25% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the Fund's money managers to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While this debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Fixed Income III Fund's money managers will seek to reduce the risks associated with investing in lower-rated debt securities by limiting the Fund's holding in the securities and by the depth of the managers' credit analysis. For additional information, refer to the SAI.

  Hedging and Risk Management Practices. In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, a money manager may not be able to hedge a Fund's investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when its money managers deem it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

  Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

  Investment in Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  Foreign Debt Securities. Fixed Income III Fund's portfolio may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. The Fund anticipates that no more than 25% of its net assets will be denominated in foreign currencies. The Fund will only use foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment, or anticipated investment, in securities denominated in foreign currencies. Foreign investment may include emerging market debt.

  The risks associated with investing in foreign securities are heightened for investments in developing or emerging markets. For purposes of the International and Fixed Income III Funds' policy of investing in securities of issuers located in emerging markets, those Funds will consider emerging markets to be countries with developing economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  The Fund may invest in the following types of emerging market debt--bonds; notes and debentures of emerging market governments; and debt and other fixed income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks, or by banks or other companies in emerging markets which money managers believe are suitable investments for the Fund. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

  Fixed Income III Fund may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money manager when evaluating credit risk in the selection of investment for the Fixed Income III Fund.

  Variable and Floating Rate Securities. Fixed Income III Fund may invest in variable and floating rate securities. The variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index. The adjustment intervals may be regular, (i.e., daily, monthly, annually, etc.) event based, (i.e., a change in the prime rate). The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

  Borrowing. The Funds are authorized to borrow from banks to obtain cash to pay redemption requests. Currently, each Fund may borrow up to 33 1/3% of the current value of the Funds' total assets. Please see the SAI for a more complete discussion of the Funds' permissible borrowing activities.

  Euro Currency Conversion. January 1, 1999 was the target date for the European Monetary Union's (the "EMU") introduction of a new single currency, the Euro, to replace the national currencies of participating member nations. If the Funds hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the ongoing impact of the Euro on the Funds, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Funds invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

                        PORTFOLIO TRANSACTION POLICIES

  Money managers make decisions to buy and sell securities for the Fund assets assigned to them. FRIMCo makes determinations for any other Fund assets. The Funds do not seek to realize long-term (rather than short-term) capital gains while making portfolio investment decisions.

  Each money manager makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a money manager's services are terminated, the new money manager may significantly restructure an investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The annual portfolio turnover rates for the Funds are shown in the Financial Highlights tables in this Prospectus.

  FRIMCo and the money managers arrange for the purchase and sale of the Trust's securities and the selection of brokers and dealers (including affiliates) ("Brokers") that, in the best judgment of FRIMCo and the money managers, provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, Brokers may be selected based on research, statistical or other services that they provide. The Trust may pay commission rates that exceed rates that other Brokers may have charged if the Trust concludes the commissions are reasonable in relation to the value of the brokerage and/or research services.

  The Funds may effect portfolio transactions through Frank Russell Securities, Inc. ("Russell Securities"), an affiliate of FRIMCo, when a money manager believes a Fund will receive competitive execution, price, and commissions. When these transactions are completed, Russell Securities will refund up to 70% of the commissions paid by the Fund after reimbursement for research services provided to FRIMCo. Also, the Funds may effect portfolio transactions through and pay brokerage commissions to Brokers that are affiliates of the money managers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently the Board intends to declare dividends from net investment income and net short-term capital gains (if any) according to the following schedule:

DECLARED                                PAYABLE                                   FUNDS
--------                                -------                                   -----
Quarterly............... Mid: April, July, October and December Equity I, Equity II, Equity III, Equity Q,
                                                                 Fixed Income I, and Fixed Income III
                                                                 Funds
Annually................ Mid-December                           International Fund

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that you receive them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each Fund has elected and intends to continue to qualify for taxation as a regulated investment company under Subchapter M of the Code. Each Fund must distribute substantially all of its net investment income and net capital gains to shareholders and meet other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, a Fund will generally not be liable for federal income or excise taxes based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. International Fund may incur tax liability to the extent it invests in PFICs. See "Portfolio Securities" and the SAI. The Funds may be subject to nominal, if any, state and local taxes.

  For federal income tax purposes, the dividends from net investment income and any excess of net short-term capital gains over net long-term capital loss that you receive from the Funds are considered ordinary income. However, depending upon the relevant state tax rules, a portion of the dividends paid by Fixed Income I and Fixed Income III Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. 20% capital gains distributions declared by the Board are taxed at the respective capital gains rates regardless of the length of time you have held the shares. Distributions of income and capital gains are taxed in the manner described above, whether you receive them in cash or reinvest them in additional shares of the Funds. Distributions paid in excess of a Fund's earnings will be treated as a nontaxable return of capital.

  A Fund will notify you of the source of its dividends and distributions at the time they are paid. After the close of each calendar year, the Funds will advise their shareholders of the amounts of:

  . ordinary income dividends, and 20% capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year;

  . dividends which qualify for the 70% dividends-received deduction available to corporations;

  . any foreign taxes assessed against International, Fixed Income I and Fixed Income III Funds;

  . income which is a tax preference item (if any) for alternative minimum tax purposes; and

  . the percentages of Fixed Income I and Fixed Income III Funds' income attributable to US government, Treasury and agency securities.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Equity I, Equity II, Equity III and Equity Q Funds will generally qualify in part for the corporate dividends-received deduction. However, the portion depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax adviser.

  The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on the sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  FRIMCo expects the International, Fixed Income I and Fixed Income III Funds to invest more than 50% of their total assets in foreign securities. In connection with those investments, FRIMCo intends to file specified elections with the IRS. These elections will permit shareholders to either deduct (as an itemized deduction in the case of an individual) such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against US income taxes. The Fund's taxable shareholders must include their pro rata portion of the taxes withheld on their gross income for federal income tax purposes.

  Shareholders of the Funds with foreign holdings should also be aware that foreign exchange losses realized by a Fund are treated as ordinary losses for federal income tax purposes. This treatment may reduce Fund income which is available for distribution to shareholders.

  The Fixed Income I and Fixed Income III Funds may acquire zero coupon securities which were issued with original issue discount. When holding these types of securities, the Funds will have to include a portion of the original issue discount that accrues on the security for the taxable year in taxable income. This requirement is imposed even if the Funds receive no payment on the security during the year. Also, because the Funds must distribute substantially all of their net investment income annually, the Funds may be required to distribute a dividend that is greater than the total amount of cash the Funds actually received in a particular year. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities (if necessary). The Funds may realize capital gains or losses from those sales, which could further increase or decrease the Funds' dividends and distributions paid to shareholders.

  Each Fund is required to withhold 31% of all taxable dividends, distributions, and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                            PERFORMANCE INFORMATION

  From time to time, the Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged. The average annual total returns for Class I Shares of the Funds are presented below.

  The average annual total returns for Class I Shares of the Funds are as follows:

                         1 YEAR ENDED 5 YEARS ENDED 10 YEARS ENDED INCEPTION TO
                           DEC. 31,   DEC. 31, 1997 DEC. 31, 1997  DEC. 31, 1997 INCEPTION
                             1997     (ANNUALIZED)   (ANNUALIZED)  (ANNUALIZED)    DATE
                         ------------ ------------- -------------- ------------- ---------
Equity I................    32.02%       20.06%         17.76%        16.70%     10/15/81
Equity II...............    28.66%       17.40%         15.98%        14.87%     12/28/81
Equity III..............    33.13%       20.54%         18.35%        17.73%     11/27/81
Equity Q................    33.07%       21.14%         18.31%        15.40%     05/29/87
International...........     0.58%       11.42%          8.65%        14.92%     01/31/83
Fixed Income I..........     9.42%        7.51%          9.12%        11.35%     10/15/81
Fixed Income III........     9.64%         -- %           -- %         7.65%     01/29/93

  The average annual total returns for Class Y Shares of the Funds are as follows:

  Please refer to Class I Shares average annual total returns shown above.

  The Class Y shares were not issued prior to the date of this prospectus, and the reduction of administrative fees applicable to Class Y is not reflected for periods prior to those dates. Had those fees been reflected in the returns shown above, the returns would have been higher.

  For periods prior to April 1, 1995, fund performance results are reported gross of investment management fees. For periods thereafter, fund performance results are reported net of investment management fees.

  Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Fund's portfolio. The calculation includes all recurring fees that are charged. The 30-day yields for the year ended December 31, 1997 for the Class I Shares of the Fixed Income I and Fixed Income III Funds were, respectively, 6.13% and 5.80%.

  Each Fund may also advertise non-standardized performance information which is for periods in addition to those that are legally required by the SEC.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders are tendered. For the Funds, a business day is one on which the NYSE is open for trading. Net asset value per share is computed for Class Y Shares of a Fund by dividing the current value of the Fund's assets attributable to the Class Y Shares, less liabilities attributable to the Class Y Shares, by the number of Class Y Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine their net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

  With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price, or if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

  Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities.

  International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

  Money market instruments maturing within 60 days of the valuation date held by Funds are valued on the basis of "amortized cost." Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with the Rule. These money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

  The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

                            HOW TO PURCHASE SHARES

  Class Y Shares are generally available only through the Distributor representative by special arrangements. Upon investing in the class, a Distributor representative will be assigned to you. If you need assistance in contacting your Distributor representative please call Russell Investor Services at (800) RUSSEL4 (800-787-7354).

  Certain information noted below, including trade deadlines and payment procedures, are included for informational purposes only. Contact your Distributor representative for further details.


PAYING FOR SHARES

  Shares of the Funds may be purchased without a sales load on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section), and acceptance of the order. Please note the following:

  Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However, exceptions may be made by prior special arrangement with your Distributor representative.

  All purchases must be made in U.S. dollars.

  Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to "Frank Russell Investment Company."

  The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. An overdraft charge may also be applied.

OFFERING DATES AND TIMES

  Orders must be received by the Transfer Agent on any day when Fund shares are offered, prior to the close of the NYSE (currently 4:00 p.m. Eastern time).

ORDER AND PAYMENT PROCEDURES

  There are several ways to invest in the Funds. Purchase orders must be placed through your Distributor representative and can be paid for by mail or electronic funds transfer. Contact your Distributor representative for instructions. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Distributor representative.

BY MAIL

  For new accounts, please mail the completed Application to your Distributor representative. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

BY FEDERAL FUNDS WIRE

  Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include the investor's account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of an investor's purchase.

BY AUTOMATED CLEARING HOUSE ("ACH")

  An investor can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company. Funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted on the day received by the Funds' Custodian. In that case, the order would be placed on the next business day.

AUTOMATED INVESTMENT PROGRAM

  An investor can make regular investments (minimum $50) in Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. A separate transfer is required for each Fund in which shares are purchased. An investor may change the amount or stop the automatic purchase at any time. Contact your Distributor representative for further information on this program and an enrollment form.

                              EXCHANGE PRIVILEGE

BY MAIL OR TELEPHONE

  Investors may exchange shares of any Fund they own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses for other Funds, contact your Distributor representative.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Distributor representative for assistance in exchanging shares. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Distributor representative.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request).


IN-KIND EXCHANGE OF SECURITIES

  FRIMCo, in its capacity as investment manager of the Trust, may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective, policies and limitations of the particular Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Distributor representative for further information.

                             HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed on any business day the Funds are open at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for liquidation for 15 days following the purchase to assure payment has been collected.

  The Funds reserve the right to reject or delay a redemption on certain legal grounds or to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

REDEMPTION DATES AND TIMES

  Redemption requests must be placed with the Fund's Transfer Agent and received by the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m. Eastern time). Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program. Contact your Distributor representative for instructions.

BY MAIL OR TELEPHONE

  Shareholders may redeem shares by calling or writing to their Distributor representative. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.


SYSTEMATIC WITHDRAWAL PROGRAM

  The systematic withdrawal program allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by an ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Distributor representative.

                        PAYMENT OF REDEMPTION PROCEEDS

BY CHECK

  A check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a redemption request in proper form.

BY WIRE

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after receipt of your redemption request by the Transfer Agent. Wire transfers may be charged a fee to cover the cost of the wire (for redemptions less than $1,000) and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to domestic commercial banks which are members of the Federal Reserve System.

                              WRITTEN INSTRUCTIONS

PROPER FORM: Written instructions must include:

  A description of the request
  The name of the Fund(s)
  The class of shares, if applicable
  The account number(s)
  The amount of money or number of shares being purchased, exchanged, transferred or redeemed
  The name(s) on the account(s)
  The signature(s) of all registered account owners
  For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

-------------------------------------------------------------------------------
  ACCOUNT TYPE                       REQUIREMENTS FOR WRITTEN REQUESTS
-------------------------------------------------------------------------------
  Individual, Joint Tenants, Tenants Written instructions must be signed by
  in Common                          each shareholder,
                                     exactly as the names appear in the account
                                     registration.
-------------------------------------------------------------------------------
  UGMA or UTMA (custodial            Written instructions must be signed by the
  accounts for minors)               custodian in
                                     his/her capacity as it appears in the
                                     account registration.
-------------------------------------------------------------------------------
  Corporation, Association           Written instructions must be signed by
                                     authorized person(s), stating his/her
                                     capacity as indicated by the corporate
                                     resolution to act on the account.
                                     A copy of the corporate resolution,
                                     certified within the past
                                     90 days, authorizing the signer to act.
-------------------------------------------------------------------------------
  Estate, Trust, Pension, Profit     Written instructions must be signed by all
  Sharing Plan                       trustees.
                                     If the name of the trustee(s) does not
                                     appear in the account registration, please
                                     provide a copy of the trust document
                                     certified within the last 60 days.
-------------------------------------------------------------------------------
  Joint tenancy shareholders whose   Written instructions must by signed by the
  co-tenants are deceased            surviving tenant(s). A certified copy of
                                     the death certificate must accompany the
                                     request.
-------------------------------------------------------------------------------


SIGNATURE GUARANTEE

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. Call your financial institution to see if it has the ability to guarantee a signature. A notary public cannot provide a signature guarantee.

                               ACCOUNT POLICIES

REDEMPTION IN-KIND

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. Investors will incur brokerage charges on the sale of these portfolio securities.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Trust shares. The Distributor receives no compensation from the Trust for its services with respect to Class Y Shares.

  State Street Bank and Trust Company ("Custodian"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian may deposit securities in securities depositories or use subcustodians. The Custodian has no responsibility for the supervision and management of the Funds.

  PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), Boston,
Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Trust is organized and operates as a Massachusetts business trust. Russell has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

  The Trust issues shares of beneficial interest which can be divided into an unlimited number of funds. Each Fund is a separate trust under Massachusetts law. Each Fund's shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. There are no cumulative voting rights. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Special meetings may be called by the Trustees at their discretion, but must be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote.

  The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed by the Trustees or by shareholders at a special meeting.

  At      , each of the following shareholders may be deemed by the 1940 Act to "control" the indicated Fund because such shareholder owns more than 25% of the voting shares of the indicated Fund:

[To be filed by Amendment].

                            MONEY MANAGER PROFILES

  The money managers identified below have no other affiliations with the Funds, FRIMCo or with Russell. Each money manager has been in business for at least three years and is principally engaged in managing institutional investment accounts. These money managers may also serve as managers or advisers to other Funds in the Trust, or to other clients of Russell, including its wholly owned subsidiary, Frank Russell Trust Company.

                                 EQUITY I FUND

  Alliance Capital Management L.P., 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.

  Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, NY 10020, is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held corporation.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308 Peachtree is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management Inc., which is a wholly owned subsidiary of Travelers Group Inc.

  Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is an SEC registered investment adviser owned by Arnold Schneider. The Trust and Wellington Management Company LLP have entered into a settlement which terminates certain litigation concerning use by the Trust of the services of Schneider Capital Management ("SCM"). Under the terms of the settlement FRIMCo expects to be selecting another Money Manager to supervise assets presently assigned to SCM and, after a suitable transition, SCM will no longer serve as a Money Manager for the Trust. It is expected that the new Money Manager will be selected shortly.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                                EQUITY II FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

  Westpeak Investment Advisors, L.P., 1011 Walnut Street, Suite 400, Boulder, CO 80302, is indirectly controlled by Metropolitan Life Insurance Company.

                                EQUITY III FUND

  Equinox Capital Management, Inc., See: Equity I Fund.

  Trinity Investment Management Corporation, See: Equity I Fund.

  Westpeak Investment Advisors, L.P., See: Equity II Fund

                                 EQUITY Q FUND

  Barclays Global Fund Advisors, See: Equity I Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 14th Floor, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                              INTERNATIONAL FUND

  J.P. Morgan Investment Management, Inc., See: Equity Q Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004, is a Washington limited liability corporation that is controlled by the following founding members: Thomas M. Garr, Robert L. Gernstetter, Joseph
P. Jordan, Arthur M. Tyson and Theodore J. Tyson.

  Oeschle International Advisors, LLC, One International Place, 23rd Floor, Boston, MA 02110, is a Delaware limited liability company that is controlled by the following members: S. Dewey Keesler, Stephen P. Langer, Walter Oeschle,
L. Sean Roche, Steven H. Schaefer, Warren R. Walker and Andrew S. Parlin.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed:
51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc. is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis
A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                              FIXED INCOME I FUND

  Lincoln Capital Management Company, See: Equity I Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisors L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, is a company whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                             FIXED INCOME III FUND

  BEA Associates, One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

  Pacific Investment Management Company, See: Fixed Income I Fund.

  Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                                   GLOSSARY

  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs").

  Board -- The Board of Trustees of the Trust.

  Cash reserves -- The Funds may invest their cash reserves (i.e., funds awaiting investment) in money market instruments and in debt securities of comparable quality to each Fund's permitted investments. As an alternative to a Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Funds' cash reserves in the Trust's Money Market Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Fund's assets invested in the Trust's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended.

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, the Trust's custodian and portfolio accountant.

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Russell Fund Distributors, Inc., the organization that sells the shares of the Fund under a contract with the Trust.

  Distributor representative -- Registered Representative of the Fund's Distributor.

  Eligible Investor -- An investor with at least $10 million to invest in the Class Y Shares of a single Fund.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  FNMA -- Federal National Mortgage Association.

  Forward Commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. International, Fixed Income I and Fixed Income III Funds generally do not enter into forward contracts with terms greater than one year, and typically enters into forward contracts only under two circumstances. First, if the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, they may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if a Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, a Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. International, Fixed Income I and Fixed Income III Funds will not enter into a forward contract if, as a result, they would have more than one-third of their assets committed to such contracts (unless they own the currency that they are obligated to deliver or have caused the Custodian to segregate segregable assets having a value sufficient to cover their obligations). Although forward contracts are used primarily to protect International, Fixed Income I and Fixed Income III Funds from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIMCo -- Frank Russell Investment Management Company, the Trust's administrator, manager and transfer and dividend paying agent.

  Funds -- The 28 investment series of the Trust. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions. Seven Funds are described in and offered by this Prospectus.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association.

  Illiquid securities -- The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service.

  Lending portfolio securities -- Each Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below the respective percentages set forth above. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Equity I, Equity II, Equity III, Equity Q and International Funds' assets assigned to a liquidity portfolio. The liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Portfolio of the Trust. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO.

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  Net asset value (NAV) -- The value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

  NYSE -- New York Stock Exchange.

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  PFIC -- A passive foreign investment company. International Fund may purchase interests in an issuer that is considered a PFIC under the Code.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers.

  Repurchase agreements -- Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- Each Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  The Rule -- Rule 2a-7 under the 1940 Act, which governs the operations of the Money Market Funds.

  Russell 1000(R) Index -- The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts. The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Equity Q Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

  Russell -- Frank Russell Company, consultant to the Trust and to the Funds.

  S&P -- Standard & Poor's Ratings Group, an NRSRO.

  S&P 500 -- Standard & Poor's 500 Composite Price Index.

  SAI -- The Trust's Statement of Additional Information, dated as noted on the first page of this Prospectus.

  SEC -- US Securities and Exchange Commission.

  Shares -- The Class Y Shares in the Funds described in this prospectus. Each Class Y Share of a Fund represents a share of beneficial interest in the Fund.

  Transfer Agent -- FRIMCo, in its capacity as the Trust's transfer and dividend paying agent.

  Trust -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC.

  US -- United States.

  US government securities -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

  Variable rate obligations -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations.

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Trust and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

                                 MONEY MANAGERS

EQUITY I FUND                             FIXED INCOME I FUND
Alliance Capital Management L.P.          Lincoln Capital Management Company
Barclays Global Fund Advisors             Pacific Investment Management
Equinox Capital Management, Inc.          Company
INVESCO Capital Management, Inc.          Standish, Ayer & Wood, Inc.
Lincoln Capital Management Company
Morgan Stanley Asset Management, Inc.     FIXED INCOME III FUND
Peachtree Asset Management                BEA Associates
Schneider Capital Management              Pacific Investment Management
Suffolk Capital Management, Inc.          Company
Trinity Investment Management Corporation Standish, Ayer & Wood, Inc.


EQUITY II FUND
Delphi Management, Inc.                   ADVISOR, ADMINISTRATOR, TRANSFER AND
Fiduciary International, Inc.             DIVIDEND PAYING AGENT
GlobeFlex Capital, L.P.                   Frank Russell Investment Management
Jacobs Levy Equity Management, Inc.       Company
Sirach Capital Management, Inc.           909 A Street
Wellington Management Company LLP         Tacoma, Washington 98402
Westpeak Investment Advisors, L.P.
                                          CONSULTANT
                                          Frank Russell Company
EQUITY III FUND                           909 A Street
Equinox Capital Management, Inc.          Tacoma, Washington 98402
Trinity Investment Management Corporation

Westpeak Investment Advisors, L.P.        DISTRIBUTOR
                                          Russell Fund Distributors, Inc.
EQUITY Q FUND                             909 A Street
Barclays Global Fund Advisors             Tacoma, Washington 98402
Franklin Portfolio Associates LLC
J.P. Morgan Investment Management, Inc.
                                          INDEPENDENT ACCOUNTANTS

                                          PricewaterhouseCoopers LLP
INTERNATIONAL FUND                        One Post Office Square
J.P. Morgan Investment Management, Inc.   Boston, MA 02109
Marathon Asset Management Limited
Mastholm Asset Management, LLC
Oechsle International Advisors, LLC       LEGAL COUNSEL
Rowe Price-Fleming International, Inc.    Stradley, Ronon, Stevens & Young,
Sanford C. Bernstein & Co., Inc.          LLP
The Boston Company Asset Management, Inc. 2600 One Commerce Square Philadelphia, PA 19103-7098

                                          OFFICE OF SHAREHOLDER INQUIRIES
                                          909 A Street
                                          Tacoma, Washington 98402
                                          (800) 787-7354
                                          (800) RUSSEL4
                                          In Washington (253) 627-7001

                     (CLASS E AND CLASS I PROSPECTUS)

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402

                         TELEPHONE (800) 787-7354
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Trust") is an open-end, management investment company with 28 different investment series or portfolios ("Funds"). This Prospectus describes and offers interests in the Class E and Class I Shares of seven Funds:

            Equity I Fund                          International Fund
            Equity II Fund                         Fixed Income I Fund
            Equity III Fund                        Fixed Income
            Equity Q Fund                          III Fund

  Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

  Frank Russell Investment Management Company ("FRIMCo") operates and administers the Funds. Class E and Class I Shares are sold at their net asset value, with no sales load, no commissions, no Rule 12b-1 fees and no exchange fees. Class E Shares are subject to a 0.25% shareholder servicing fee. There is an aggregate $5 million minimum initial investment requirement for the Funds described in this Prospectus in combination with the Funds described in the Trust's Specialty Funds Prospectus, in an allocated investment portfolio, and investors must qualify as Eligible Investors, as described in this Prospectus.

  FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

  THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

  This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it before investing and retain it for future reference. A Statement of Additional Information ("SAI"), dated January 4, 1999 has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated into this Prospectus by reference and is available without charge by writing to the address listed above or by telephoning (800) 787-7354.

  This Prospectus relates only to the Class E and Class I Shares of the Funds named above. These Funds also have authorized two other classes of shares, the Premier Class Shares and Class Y Shares which are not offered at the date of this prospectus.

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Trust and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

                     PROSPECTUS DATED JANUARY 4, 1999

                               TABLE OF CONTENTS

            CERTAIN TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE

           GLOSSARY, WHICH BEGINS ON PAGE 41 OF THIS PROSPECTUS.

Summary.....................................................................   3
Annual Fund Operating Expenses..............................................   4
Financial Highlights........................................................   6
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification........  13
Eligible Investors..........................................................  14
General Management of the Funds.............................................  14
Expenses of the Funds.......................................................  17
The Money Managers..........................................................  17
Investment Objectives, Policies and Practices...............................  18
Portfolio Transaction Policies..............................................  26
Dividends and Distributions.................................................  27
Taxes.......................................................................  28
Performance Information.....................................................  29
How Net Asset Value Is Determined...........................................  30
How to Purchase Shares......................................................  31
How to Redeem Shares........................................................  34
Additional Information......................................................  36
Money Manager Profiles......................................................  37
Glossary....................................................................  41

                                 SUMMARY

  The Funds are designed to provide a means for Eligible Investors to use FRIMCo's and Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" techniques and money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Trust divides responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. See "The Purpose of the Funds--Multi-Style, Multi-Manager Diversification."

  Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

  EQUITY I FUND -- Income and capital growth by investing principally in equity securities.

  EQUITY II FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from Equity I Fund, by investing in equity securities.

  EQUITY III FUND -- A high level of current income, while maintaining the potential for capital appreciation by investing in income-producing equity securities.

  EQUITY Q FUND -- Total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

  INTERNATIONAL FUND -- Favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

  FIXED INCOME I FUND -- Effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  FIXED INCOME III FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

  The Trust's Funds had aggregate net assets of approximately $13.0 billion on September 30, 1998. The net assets of the Funds described in this Prospectus on September 30, 1998 were:

   Equity I.............. $1,181,907,833
   Equity II............. $  450,396,871
   Equity III............ $  188,563,741
   Equity Q.............. $1,014,424,271
   International Fund.... $  926,809,457
   Fixed Income I........ $  981,391,707
   Fixed Income III...... $  472,500,249

  You may buy and sell Class E and Class I Shares of the Fund through an authorized Financial Intermediary. All Class E and Class I Shares are sold without a sales charge, commission, or Rule 12b-1 fee. Class E Shares are subject to a 0.25% shareholder services fee. Class E and Class I Shares are redeemed at net asset value. You may also exchange shares of one Fund for shares of another Fund. See "How to Purchase Shares" and "How to Redeem Shares."

  You should be aware of the general risks associated with investments in mutual funds. One or more Funds may make investments and engage in investment practices and techniques that involve risks, including entering into repurchase agreements, lending portfolio securities and entering into hedging transactions. Also, foreign securities in which International Fund may invest may be subject to certain risks in addition to those inherent in US investments. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and Practices" and in the Glossary.

SHAREHOLDER TRANSACTION EXPENSES

  You would pay the following charges when buying or redeeming Shares of a
Fund:

               MAXIMUM SALES   MAXIMUM SALES
               LOAD IMPOSED   LOAD IMPOSED ON    DEFERRED   REDEMPTION EXCHANGE
               ON PURCHASES  REINVEST DIVIDENDS SALES LOAD*    FEES      FEES
               ------------- ------------------ ----------- ---------- --------
   Class E....     None             None           None        None      None
   Class I....     None             None           None        None      None

---------------------

* If you purchase Class E Shares of the Funds, you will pay a shareholder servicing fee. This fee is 0.25% of your average daily net assets. Additionally, if you purchase any class of shares of the Funds, you may pay a quarterly shareholder investment services fee directly to FRIMCo pursuant to a separate agreement between you and FRIMCo. The fee is calculated as a percentage of the amount you have invested in the Funds.

                        ANNUAL FUND OPERATING EXPENSES
                        (AS A PERCENTAGE OF NET ASSETS)


                                      RULE 12B-1                      TOTAL FUND
                         ADVISORY FEE    FEES    OTHER EXPENSES#  OPERATING EXPENSES#+
                         ------------ ---------- --------------- ---------------------
CLASS E SHARES
 Equity I Fund..........    0.55%       0.00%         0.40%              0.95%
 Equity II Fund.........    0.70%       0.00%         0.48%              1.18%
 Equity III Fund........    0.55%       0.00%         0.45%              1.00%
 Equity Q Fund..........    0.55%       0.00%         0.38%              0.93%
 International Fund.....    0.70%       0.00%         0.56%              1.26%
 Fixed Income I Fund....    0.25%       0.00%         0.41%              0.66%
 Fixed Income III Fund..    0.50%       0.00%         0.46%              0.96%
CLASS I SHARES
 Equity I Fund..........    0.55%       0.00%         0.15%              0.70%
 Equity II Fund.........    0.70%       0.00%         0.23%              0.93%
 Equity III Fund........    0.55%       0.00%         0.20%              0.75%
 Equity Q Fund..........    0.55%       0.00%         0.13%              0.68%
 International Fund.....    0.70%       0.00%         0.31%              1.01%
 Fixed Income I Fund....    0.25%       0.00%         0.16%              0.41%
 Fixed Income III Fund..    0.50%       0.00%         0.21%              0.71%

---------------------

# For the purpose of this table, Other Expenses include a shareholder servicing fee of up to 0.25% of average daily net assets of the Class E Shares of the Funds. Other Expenses for Class E Shares are based on average net assets expected to be invested during the year ended December 31, 1998. During the course of this period, expenses may be more or less than the amount shown. Other Expenses for Class I Shares have been restated to reflect changes to the Trust's Transfer and Dividend Disbursing Agent agreement, which became effective June 8, 1998. Prior to January 1, 1999, FRIMCo provided management and administrative services to the Funds pursuant to a single Management Agreement for which the Funds paid a single fee. Effective January 1, 1999, FRIMCo's advisory and administrative services are provided under separate agreements which provide for the fees reflected in the table above.

+ Investors purchasing any class of Shares of the Fund through a Financial Intermediary, such as a bank or an investment adviser, may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your intermediary for information concerning what additional fees, if any, will be charged.

  Because the Funds described in this Prospectus are designed for investors with an aggregate investment of at least $5 million, as described in the "Eligible Investors" section, any shareholder account with respect to any Fund described in this Prospectus with a balance of less than $10,000 will be subject to an account maintenance fee equal to $12.50 per year. The fee will be deducted from dividends payable to each applicable account or by liquidating shares in the account, or both. The fees will be waived for: (i) accounts held by retirement plans representing multiple participants; (ii) accounts of trustees, officers, employees, and certain third-party contractors of the Trust and its affiliates and their spouses and children; and (iii) classes of accounts for which maintenance costs are absorbed by a third-party.

  These tables are intended to assist you in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

                       EXAMPLE OF EXPENSES FOR THE FUNDS

  Assume that each Fund's annual return is 5% and that its operating expenses are as described above, and that you sell your shares after the number of years shown. These are projected expenses for each $1000 that you invest:

CLASS E SHARES:                                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------                                  ------ ------- ------- --------
Equity I Fund...................................  $10     $30     $52     $119
Equity II Fund..................................  $12     $37     $65     $148
Equity III Fund.................................  $10     $32     $55     $126
Equity Q Fund...................................  $ 9     $29     $51     $117
International Fund..............................  $13     $40     $70     $158
Fixed Income I Fund.............................  $ 7     $21     $36     $ 83
Fixed Income III Fund...........................  $10     $30     $53     $121
CLASS I SHARES:                                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------                                  ------ ------- ------- --------
Equity I Fund...................................  $ 7     $22     $39     $ 88
Equity II Fund..................................  $ 9     $29     $51     $117
Equity III Fund.................................  $ 8     $24     $41     $ 94
Equity Q Fund...................................  $ 7     $21     $38     $ 86
International Fund..............................  $10     $32     $56     $127
Fixed Income I Fund.............................  $ 4     $13     $23     $ 52
Fixed Income III Fund...........................  $ 7     $22     $39     $ 89

                  FINANCIAL HIGHLIGHTS OF THE EQUITY I FUND*

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class I Shares for the periods shown. No Class E Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY I FUND

                            1997      1996     1995     1994     1993     1992     1991     1990     1989     1988
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $   30.34  $ 28.00  $ 23.32  $ 24.91  $ 25.00  $ 25.17  $ 21.13  $ 25.39  $ 22.20  $ 20.18
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..        .34      .42      .52      .62      .60      .61      .75      .91      .88      .81
 Net realized and
  unrealized gain (loss)
  on investments........       8.89     5.96     7.71     (.41)    2.18     1.54     5.61    (2.37)    5.79     2.46
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
 Total From Investment
  Operations............       9.23     6.38     8.23      .21     2.78     2.15     6.36    (1.46)    6.67     3.27
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..       (.34)    (.42)    (.52)    (.62)    (.60)    (.62)    (.75)    (.90)   (1.01)    (.77)
 Net realized gain on
  investments...........      (8.72)   (3.62)   (3.03)    (.94)   (2.11)   (1.70)   (1.57)   (1.90)   (2.47)    (.48)
 In excess of net
  realized gain on
  investments...........        --       --       --      (.24)    (.16)     --       --       --       --       --
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
 Total Distributions....      (9.06)   (4.04)   (3.55)   (1.80)   (2.87)   (2.32)   (2.32)   (2.80)   (3.48)   (1.25)
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $   30.51  $ 30.34  $ 28.00  $ 23.32  $ 24.91  $ 25.00  $ 25.17  $ 21.13  $ 25.39  $ 22.20
                          =========  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....      32.02    23.58    35.94      .79    11.61     9.02    31.22    (5.64)   30.79    16.42
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net
  assets (a)............        .70      .71      .59      .12      .14      .15      .19      .23      .18      .17
 Net investment income
  to average net
  assets (a)............        .96     1.38     1.91     2.52     2.36     2.53     3.14     3.66     3.41     3.68
 Portfolio turnover.....     110.75    99.51    92.04    75.02    91.87    71.14   119.55   101.30    61.27    67.59
 Net assets, end of year
  ($000 omitted)........  1,136,373  961,953  751,497  547,242  514,356  410,170  330,507  221,543  300,814  243,691
 Average commission rate
  paid per share of
  security ($ omitted)..      .0511    .0464      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY II FUND*

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class I Shares for the periods shown. No Class E Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY II FUND

                            1997      1996      1995      1994      1993      1992      1991     1990     1989     1988
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $  30.05  $  28.88  $  25.00  $  26.58  $  27.71  $  26.32  $  19.24  $ 23.32  $ 22.50  $ 19.99
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       .11       .16       .27       .36       .32       .30       .41      .51      .61      .52
 Net realized and
  unrealized gain (loss)
  on investments........      8.11      4.96      6.80      (.86)     3.97      3.13      7.65    (3.91)    4.74     2.51
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
 Total From Investment
  Operations............      8.22      5.12      7.07      (.50)     4.29      3.43      8.06    (3.40)    5.35     3.03
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..      (.11)     (.16)     (.29)     (.31)     (.31)     (.30)     (.41)    (.50)    (.71)    (.52)
 Net realized gain on
  investments...........     (5.20)    (3.79)    (2.90)     (.21)    (4.72)    (1.74)     (.57)    (.18)   (3.82)     --
 In excess of net
  realized gain on
  investments...........       --        --        --       (.56)     (.39)      --        --       --       --       --
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
 Total Distributions....     (5.31)    (3.95)    (3.19)    (1.08)    (5.42)    (2.04)     (.98)    (.68)   (4.53)    (.52)
                          --------  --------  --------  --------  --------  --------  --------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $  32.96  $  30.05  $  28.88  $  25.00  $  26.58  $  27.71  $  26.32  $ 19.24  $ 23.32  $ 22.50
                          ========  ========  ========  ========  ========  ========  ========  =======  =======  =======
TOTAL RETURN (%)(a).....     28.66     18.51     28.67     (2.60)    16.70     13.31     42.40   (14.76)   24.63    15.22
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................       .92       .95       .83       .23       .34       .32       .37      .48      .41      .35
 Net investment income
  to average net assets
  (a)...................       .35       .52       .97      1.46      1.14      1.10      1.79     2.40     2.45     2.40
 Portfolio turnover.....    103.00    120.78     89.31     58.04     87.25     43.33     42.16    80.27    77.55    56.38
 Net assets, end of year
  ($000 omitted)........   482,159   365,955   279,566   202,977   171,421   120,789   101,206   60,668   70,588   63,903
 Average commission rate
  paid per share of
  security ($ omitted)..     .0390     .0381       N/A       N/A       N/A       N/A       N/A      N/A      N/A      N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY III FUND*

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class I Shares for the periods shown. No Class E Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY III FUND

                           1997     1996     1995     1994     1993     1992     1991     1990    1989     1988
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 29.68  $ 29.11  $ 24.18  $ 27.05  $ 26.75  $ 27.08  $ 23.30  $26.49  $ 24.03  $ 20.74
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .60      .70      .82      .93      .89      .98     1.08    1.33     1.26     1.15
 Net realized and
  unrealized gain (loss)
  on investments........     8.69     5.10     7.73     (.85)    2.99     2.24     5.21   (2.85)    5.35     3.40
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
 Total From Investment
  Operations............     9.29     5.80     8.55      .08     3.88     3.22     6.29   (1.52)    6.61     4.55
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..     (.60)    (.71)    (.83)    (.91)    (.90)    (.99)   (1.07)  (1.30)   (1.40)   (1.14)
 In excess of net
  investment income.....     (.01)     --       --       --       --       --       --      --       --       --
 Net realized gain on
  investments...........    (8.56)   (4.52)   (2.79)   (1.94)   (2.68)   (2.56)   (1.44)   (.37)   (2.75)    (.12)
 In excess of net
  realized gain on
  investments...........      --       --       --      (.10)     --       --       --      --       --       --
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
 Total Distributions....    (9.17)   (5.23)   (3.62)   (2.95)   (3.58)   (3.55)   (2.51)  (1.67)   (4.15)   (1.26)
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 29.80  $ 29.68  $ 29.11  $ 24.18  $ 27.05  $ 26.75  $ 27.08  $23.30  $ 26.49  $ 24.03
                          =======  =======  =======  =======  =======  =======  =======  ======  =======  =======
TOTAL RETURN (%)(a).....    33.13    20.90    35.96     1.16    14.95    12.30    27.86   (5.73)   28.07    22.19
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net
  assets (a)............      .78      .79      .65      .17      .16      .20      .25     .27      .23      .20
 Net investment income
  to average net assets
  (a)...................     1.77     2.23     2.90     3.39     3.09     3.57     4.05    4.91     4.58     4.96
 Portfolio turnover.....   128.86   100.78   103.40    85.92    76.77    84.56    56.99   65.74    83.13    57.28
 Net assets, end of year
  ($000 omitted)........  242,112  221,778  222,541  177,807  181,630  166,782  138,076  94,087  135,245  106,695
 Average commission rate
  paid per share of
  security ($ omitted)..    .0415    .0447      N/A      N/A      N/A      N/A      N/A     N/A      N/A      N/A

--------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY Q FUND*

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class I Shares for the periods shown. No Class E Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY Q FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 32.94  $ 30.40  $ 24.43  $ 26.03  $ 25.23  $ 24.90  $ 20.20  $ 22.45  $ 18.85  $ 16.67
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .44      .58      .59      .69      .66      .67      .75      .81      .78      .69
INCOME
 Net realized and
  unrealized gain (loss)
  on investments........    10.01     6.33     8.52     (.41)    2.71     1.73     5.58    (1.89)    4.26     2.15
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
 Total income from
  Investment
  Operations............    10.45     6.91     9.11      .28     3.37     2.40     6.33    (1.08)    5.04     2.84
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..     (.44)    (.58)    (.61)    (.69)    (.66)    (.68)    (.75)    (.79)    (.86)    (.66)
 In excess of net
  investment income.....      --      (.01)     --       --       --       --       --       --       --       --
 Net realized gain on
  investments...........    (7.05)   (3.78)   (2.53)    (.97)   (1.85)   (1.39)    (.88)    (.38)    (.58)     --
 In excess of net
  realized gain on
  investments...........      --       --       --      (.22)    (.06)     --       --       --       --       --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
 Total Distributions....    (7.49)   (4.37)   (3.14)   (1.88)   (2.57)   (2.07)   (1.63)   (1.17)   (1.44)    (.66)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 35.90  $ 32.94  $ 30.40  $ 24.43  $ 26.03  $ 25.23  $ 24.90  $ 20.20  $ 22.45  $ 18.85
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....    33.07    23.67    37.91      .99    13.80     9.97    32.14    (4.81)   27.10    17.16
RATIOS (%) SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................      .68      .71      .58      .11      .15      .18      .23      .31      .33      .33
 Net investment income
  to average net assets
  (a)...................     1.17     1.80     2.07     2.74     2.50     2.80     3.23     3.70     3.68     3.82
 Portfolio turnover.....    94.89    74.59    74.00    45.87    54.69    58.35    51.37    66.51    88.03    52.21
 Net assets, end of year
  ($000 omitted)........  987,760  818,281  620,259  430,661  382,939  290,357  215,779  133,869  129,680   89,320
 Average commission rate
  paid per share of
  security ($ omitted)..    .0350    .0332      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

---------------------

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                FINANCIAL HIGHLIGHTS OF THE INTERNATIONAL FUND*

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class I Shares for the periods shown. No Class E Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

INTERNATIONAL FUND

                            1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $  37.39  $  36.26  $  34.28  $  37.34  $  28.92  $  31.96  $  29.18  $  38.52  $  35.44  $  35.50
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       .46       .44       .48       .61       .58       .67       .73      1.23       .85       .95
 Net realized and
  unrealized gain (loss)
  on investments (a)....      (.28)     2.41      3.16       .65      9.63     (2.62)     3.16     (7.27)     7.46      5.77
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 Total Income From
  Investment
  Operations............       .18      2.85      3.64      1.26     10.21     (1.95)     3.89     (6.04)     8.31      6.72
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
 Net investment income..      (.37)     (.35)     (.64)     (.36)     (.57)     (.67)     (.80)    (1.19)    (1.02)    (1.11)
 In excess of net
  investment income.....      (.18)      --       (.08)      --       (.16)      --        --        --        --        --
 Net realized gain on
  investments...........     (1.95)    (1.37)     (.94)    (3.73)    (1.06)     (.42)     (.31)    (2.11)    (4.21)    (5.67)
 In excess of net
  realized gain on
  investments...........      (.47)      --        --       (.23)      --        --        --        --        --        --
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 Total Distributions....     (2.97)    (1.72)    (1.66)    (4.32)    (1.79)    (1.09)    (1.11)    (3.30)    (5.23)    (6.78)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 YEAR...................  $  34.60  $  37.39  $  36.26  $  34.28  $  37.34  $  28.92  $  31.96  $  29.18  $  38.52  $  35.44
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN (%)(b).....       .58      7.98     10.71      5.38     35.56     (6.11)    13.47    (15.94)    24.06     20.13
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average net
  assets (b)............      1.00      1.04       .88       .32       .39       .45       .48       .50       .44       .45
 Operating expenses,
  gross, to average net
  assets (b)............      1.00      1.05       .89       .34       .41       .46       .48       .50       .44       .45
 Net investment income
  to average net
  assets (b)............      1.14      1.20      1.41      1.63      1.83      2.46      2.61      3.14      2.38      2.52
 Portfolio turnover.....     79.45     42.69     36.78     71.09     62.04     48.99     53.13     78.30     53.49     51.17
 Net assets, end of year
  ($000 omitted)........   972,735   944,380   796,777   674,180   562,497   348,869   252,828   171,613   186,742   149,064
 Average commission rate
  paid per share of
  security ($ omitted)
  (c)...................     .0055     .0038       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A

-------------------
(a) Provision for federal income tax for the year ended December 31, 1991 amounted to $.024 per share.
(b) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(c) In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.
 * See the notes to financial statements which appear in Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE FIXED INCOME I FUND*

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class I Shares for the periods shown. No Class E Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME I FUND

                            1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $  20.99  $  21.59  $  19.59  $  21.74  $  21.61  $  22.29  $  20.86  $  20.91  $  20.50  $  20.48
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      1.37      1.38      1.42      1.46      1.50      1.63      1.71      1.77      1.93      1.73
 Net realized and
  unrealized gain (loss)
  on investments........       .54      (.62)     2.02     (2.06)      .72      (.07)     1.49      (.05)      .71       .01
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 Total From Investment
  Operations............      1.91       .76      3.44      (.60)     2.22      1.56      3.20      1.72      2.64      1.74
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
 Net investment income..     (1.39)    (1.36)    (1.44)    (1.44)    (1.50)    (1.62)    (1.69)    (1.77)    (1.92)    (1.72)
 In excess of net
  investment income.....       --        --        --        --       (.01)      --        --        --        --        --
 Net realized gain on
  investments...........       --        --        --        --       (.58)     (.62)     (.08)      --       (.31)      --
 In excess of net
  realized gain on
  investments...........       --        --        --       (.11)      --        --        --        --        --        --
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 Total Distributions....     (1.39)    (1.36)    (1.44)    (1.55)    (2.09)    (2.24)    (1.77)    (1.77)    (2.23)    (1.72)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 YEAR...................  $  21.51  $  20.99  $  21.59  $  19.59  $  21.74  $  21.61  $  22.29  $  20.86  $  20.91  $  20.50
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN (%)(a).....      9.42      3.75     18.03     (2.97)    10.46      7.26     16.01      8.60     13.35      8.76
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................       .42       .42       .35       .10       .09       .10       .10       .11       .12       .13
 Net investment income
  to average net assets
  (a)...................      6.54      6.57      6.82      7.06      6.71      7.45      8.08      8.70      8.96      8.28
 Portfolio turnover.....    165.81    147.31    138.05    173.97    173.27    211.26    121.91    114.15    196.18    186.54
 Net assets, end of year
  ($000 omitted)........   798,252   662,899   638,317   496,038   533,696   530,857   458,201   329,091   297,721   223,216

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE FIXED INCOME III FUND*

  The following table contains important financial information relating to the Fund and has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class I Shares for the periods shown. No Class E Shares were issued during the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of PricewaterhouseCoopers LLP in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME III FUND

                                 1997      1996      1995      1994      1993++
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 YEAR........................  $  10.17  $  10.34  $   9.37  $  10.44  $  10.00
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income.......       .63       .64       .67       .66       .49
 Net realized and unrealized
  gain (loss) on
  investments................       .32      (.16)      .97     (1.07)      .52
                               --------  --------  --------  --------  --------
   Total From Investment
    Operations...............       .95       .48      1.64      (.41)     1.01
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
 Net investment income.......      (.62)     (.64)     (.67)     (.66)     (.48)
 In excess of net investment
  income.....................      (.02)     (.01)      --        --        --
 Net realized gain on
  investments................      (.06)      --        --        --       (.08)
 In excess of net realized
  gain on investments........       --        --        --        --       (.01)
                               --------  --------  --------  --------  --------
   Total Distributions.......      (.70)     (.65)     (.67)     (.66)     (.57)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 YEAR........................  $  10.42  $  10.17  $  10.34  $   9.37  $  10.44
                               ========  ========  ========  ========  ========
TOTAL RETURN (%)(a)(c).......      9.64      4.88     17.99     (3.89)    10.22
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to
  average net assets (b)(c)..       .70       .73       .61       .20       .20
 Operating expenses, gross,
  to average net
  assets (b)(c)..............       .70       .73       .61       .20       .40
 Net investment income to
  average net assets (b)(c)..      6.13      6.32      6.83      7.02      6.30
 Portfolio turnover (b)......    274.84    144.26    141.37    134.11    181.86
 Net assets, end of year
  ($000 omitted).............   382,433   292,077   252,465   166,620   124,234

---------------------
 ++ For the period January 29, 1993 (commencement of operations) to December 31, 1993.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended December 31, 1993 are annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds offer Eligible Investors the opportunities to use FRIMCo's and Russell's "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Russell acts as consultant to the Funds. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for almost 30 years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

                              ELIGIBLE INVESTORS

  Shares of the Funds are currently offered only to Eligible Investors. Eligible Investors include:

  . Institutional investors and Financial Intermediaries selected by FRIMCo or by the Trust's Distributor. "Financial Intermediaries" include bank trust departments, registered investment advisers, broker-dealers, employee benefit plans and other financial services organizations;

  . Institutions or individuals who have acquired shares through those institutional investors and Financial Intermediaries; and

  . Trustees, officers, employees and certain third-party contractors of the Trust and its affiliates and their spouses and children.

  The initial minimum aggregate investment in any combination of the Funds described in this Prospectus and in the Trust's Specialty Funds Prospectus is $5 million. You may be eligible to purchase shares of these Funds if you do not meet the required initial minimum investment. FRIMCo at its discretion may waive the initial minimum investment for some employee benefit plans and other plans or if the requirements are met for a combined purchase privilege, cumulative quantity discount or statement of intention. You should consult your Financial Intermediary for details. Trustees, officers, employees, and certain third-party contractors of the Trust and its affiliates and their spouses and children are not subject to any initial minimum investment requirement.

  The Funds do not generally offer their shares directly to individual (i.e., retail) investors, although they may recommend or choose to do so. Financial Intermediaries selected by FRIMCo or the Trust's Distributor may recommend or acquire shares of the Funds for their customers. FRIMCo provides objective-setting and asset-allocation assistance and services to Financial Intermediaries, which in turn provide similar services to their customers. Financial Intermediaries generally receive no compensation from FRIMCo with respect to Class E and Class I Shares of the Funds. Financial Intermediaries may receive shareholder servicing compensation from the Funds' Distributor with respect to Class E Shares of the Funds. Additionally, Financial Intermediaries may charge their customers a fee for providing these services and other trust or investment-related services.

                        GENERAL MANAGEMENT OF THE FUNDS

  The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Trust's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the Custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results;

  . manages, or hires money managers to manage, the Liquidity Portfolio; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed Income I, Diversified Bond, Short Term Bond, Fixed Income III, and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995.
    From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed Income I, Fixed Income III, Diversified Bond, Short Term Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994.
    From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department. Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II,

    Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  Russell provides to the Funds and FRIMCo the asset management consulting services--including objective-setting and asset-allocation technology, and money manager research and evaluation assistance--that Russell provides to its other consulting clients. Russell does not receive any compensation from the Funds for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman of the Trust, is the Chairman of the Board of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  Russell is a subsidiary of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). Founded in 1857, Northwestern Mutual is a mutual insurance corporation organized under the laws of Wisconsin. Northwestern Mutual's products consist of a full range of permanent and term life insurance, disability income insurance, long-term care insurance, mutual funds and annuities for personal, estate, retirement, business and benefits planning. Northwestern Mutual provides its insurance products and services through an exclusive network of approximately 7,200 agents associated with over 100 general agencies nationwide. Northwestern Mutual leads the U.S. in both individual life insurance sold annually and total individual life insurance in force.

  The Trust has received an exemptive order from the SEC which permits the Trust, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the money managers of each Fund. On January 22, 1996, the shareholders of the Trust's Funds voted to approve this arrangement.

  Under its Advisory Agreement with the Trust, FRIMCo receives an advisory fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Trust's agent, pays the money managers for their investment selection services. The remainder of the advisory fee is retained by FRIMCo as compensation for the services described above and to pay expenses. Each Fund may also pay, in addition to the fee set forth above, a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. The additional fee payable to FRIMCo will equal an amount of up to 0.07% of each Fund's additional assets on an annualized basis. The annual rate of advisory fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets; Equity I Fund, 0.55%; Equity II Fund, 0.70%; Equity III Fund, 0.55%; Equity Q Fund, 0.55%; International Fund, 0.70%; Fixed Income I Fund, 0.25%; and Fixed Income III Fund, 0.50%.

  FRIMCo has voluntarily agreed to waive all or a portion of its combined advisory and administrative fees for certain Funds. This arrangement is not part of the Advisory Agreement, or the Administrative Agreement (referred to below), with the Trust and may be changed or discontinued at any time. FRIMCo currently calculates its advisory fee based on a Fund's average daily net assets less any advisory fee incurred on the Fund's assets to the extent the Fund incurs advisory fees for investing a portion of its assets in the Trust's Money Market Fund.

                             EXPENSES OF THE FUNDS

  The Funds (and each class, when appropriate) pay all their expenses other than those expressly assumed by FRIMCo. Services which are administrative in nature will be provided by FRIMCo pursuant to an Administrative Agreement. For those administrative services, each Fund's Class E and Class I Shares pay FRIMCo a monthly fee at an annual rate of 0.05% of their average daily net asset value. The Funds' expenses for the year ended December 31, 1997, as a percentage of each Fund's average net assets, are shown in the Financial Highlights tables in this Prospectus. Principal expenses are:

  . the management, transfer agent, and recordkeeping fees payable to FRIMCo;

  . fees for custody, preparing tax records, and portfolio accounting, payable to the Custodian; and

  . fees for independent auditing and legal services; and

  . filing and registration fees payable to the SEC.

                              THE MONEY MANAGERS

  Each Fund's assets are allocated among the money managers listed in "Money Manager Profiles" in this Prospectus. FRIMCo may change the allocation of a Fund's assets among money managers at any time. FRIMCo may employ or terminate a money manager at any time, subject to the approval by the Board. A Fund will notify its shareholders within 60 days of when a money manager begins providing services. The money managers are selected for the Funds based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager for any Fund.

  From its advisory fees, FRIMCo, as the Trust's agent, pays fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the manager for the quarter. For the year ended December 31, 1997, fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Equity I Fund, 0.23%; Equity II Fund, 0.40%; Equity III Fund, 0.19%; Equity Q Fund, 0.19%; International Fund, 0.39%; Fixed Income I Fund, 0.08%; and Fixed Income III Fund, 0.21%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Trust has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or legal expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies and the more specific strategies developed by FRIMCo. Although the money managers' activities are subject to general oversight by the Board and the Trust's officers, neither the Board, the officers, FRIMCo nor Russell evaluate the investment merits of the money managers' individual security selections.

                 INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

  The investment objective and general investment policies of each Fund are described in "Investment Objectives." Types of portfolio securities that may be purchased by the Funds are described in "Fund Investment Securities." Specific investment practices that may be employed by the Funds are identified in "Other Investment Practices." The risks associated with portfolio investments by the Funds are described in those sections, as well as in "Risk Considerations." Certain terms used in these sections are described in the Glossary in this Prospectus.

SUMMARY COMPARISON OF THE FUNDS

                                       ANTICIPATED MAXIMUM
                                         EQUITY      DEBT
   FUND                                 EXPOSURE   EXPOSURE        FOCUS
   ----                                ----------- --------        -----
Equity I Fund.........................   65-100%      35%   Total return
Equity II Fund........................   65-100%      35%   Maximum total return
Equity III Fund.......................   65-100%      35%   Current income
Equity Q Fund.........................      100%     -- %   Total return
International Fund....................   65-100%      35%   Total return
Fixed Income I Fund...................     0-35%     100%   Diversification
Fixed Income III Fund.................      -- %     100%   Maximum total return

INVESTMENT OBJECTIVES

  Each Fund's investment objective is "fundamental," which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its investment objective. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers believe a conservative approach is desirable, or when suitable investments are unavailable.

                                 EQUITY I FUND

  Equity I Fund's objective is to provide income and capital growth by investing principally in equity securities. Equity I Fund may invest in common and preferred stocks, convertible securities, rights and warrants.

                                EQUITY II FUND

  Equity II Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than Equity I Fund. Equity II Fund seeks to achieve its objective by investing in equity securities.

  The Fund also seeks to provide current income. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies (i.e., companies not listed in the Russell

1000(R) Index). A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies or companies characterized as "special situations." "Emerging growth-type" companies tend to reinvest most of their earnings, rather than pay significant cash dividends. "Special situation" companies are those which the money managers believe present opportunities for capital growth because of cyclical developments in the securities markets, the industry, or the issuer.

                                EQUITY III FUND

  Equity III Fund's objective is to achieve a high level of current income, while maintaining the potential for capital appreciation. Equity III Fund seeks to achieve its objective by investing primarily in income-producing equity securities.

  The income objective of the Fund is to exceed the yield on the S&P 500 Index. The index yield will change from year to year due to changes in prices and dividends of stocks in the Index. Income streams will be considered in light of their current level and the opportunity for future growth. Capital appreciation may not be comparable to that delivered by Funds such as Equity II Fund whose major objective is appreciation, although FRIMCo believes that a high and growing stream of income is conducive to higher capital values. The Fund may also invest in preferred stock, convertible securities, rights and warrants.

                                 EQUITY Q FUND

  Equity Q Fund's objectives are to provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index. Equity Q Fund seeks to achieve its objectives by investing in equity securities.

  The Fund's portfolio will be structured similarly to the Russell Index, as the Fund will maintain industry weights and economic sector weights near those of the Index. As a result, the Fund's money managers generally select stocks from the set of stocks comprising the Russell 1000(R) Index; however, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index to meet the Fund's investment objectives. The money managers anticipate that the Fund's average price/earnings ratio, yield and other fundamental characteristics will be near the averages of the Russell Index.

  The money managers of the Fund will seek to achieve the Fund's objectives by using various quantitative management techniques in selecting investments. A quantitative manager bases its investment decisions primarily on quantitative investment models. Money managers use these models to determine the investment potential of a particular portfolio security and to rank securities based upon their ability to outperform the total return of the Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities most likely to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index. FRIMCo believes quantitative management over a market cycle should provide consistent performance, diversification, market-like volatility and limited market under performance. However, there is no guarantee that the Fund will have these characteristics at any one time.

  The Fund will attempt to be fully invested in common stock at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                              INTERNATIONAL FUND

  International Fund's objectives are to provide favorable total return and additional diversification for US investors. International Fund attempts to achieve its objectives by investing primarily in equity and fixed-income securities of foreign companies, and securities issued by foreign governments. The Fund invests primarily in equity securities of companies domiciled outside the United States. The Fund may also invest in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in foreign currencies and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                              FIXED INCOME I FUND

  Fixed Income I Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between commercial paper issuers and institutional lenders, such as the Fund.) Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality and other criteria. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by Moody's; or, if unrated, judged by the money managers to be of at least equal credit quality to those designations.

                             FIXED INCOME III FUND

  Fixed Income III Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios. Fixed Income III Fund seeks to achieve its objective by investing in fixed-income securities.

  The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes; bank instruments; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. For more information on risks, see "Risk Considerations."

FUND INVESTMENT SECURITIES

 Commercial Paper

  The Fixed Income III Fund may invest in commercial paper. Commercial paper represents a debt obligation of a company which is unsecured. Fixed Income III Fund will invest in commercial paper which is rated A-1 or A-2 by S&P; Prime-1 or Prime-2 by Moody's; Fitch-1 or Fitch-2 by Fitch Investors Service, Inc.; Duff 1 or Duff 2 by Duff & Phelps, Inc.; or TBW-1 or TBW-2 by Thomson Bank Watch, Inc. Fixed Income III Fund may also invest in commercial paper which is not rated if it is issued by US or foreign companies which the money managers conclude are of high-quality and have outstanding debt securities which are rated AAA, AA or A by S&P; or Aaa, Aa or A by Moody's.

DEBT SECURITIES

  The Funds may purchase debt securities that complement their respective investment objectives. The Funds, except Fixed Income III Fund, do not invest in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered to be "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers bonds rated BBB, to have some speculative characteristics. The Funds, other than Fixed Income III Fund, will sell securities whose ratings drop below these minimum ratings, in a prudent manner as determined by the money managers. The market value of debt securities generally varies inversely with interest rates.

EQUITY SECURITIES

  Equity I, Equity II, Equity III, Equity Q and International Funds invest primarily in equity securities. Equity I, Equity II, Equity III and Equity Q Funds may invest in common stock equivalents. The following constitute common stock equivalents: rights and warrants and convertible securities. Common stock equivalents may be converted into or provide the holder with the right to common stock. Equity I, Equity II, Equity III and Equity Q Funds may also invest in other types of equity securities, including preferred stocks.

INTEREST RATE SWAPS

  The Fixed Income III Fund may enter into interest rate swaps. When a Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolios or to protect against any increase in the price of securities it anticipates purchasing at a later date.

INVESTMENT COMPANY SECURITIES

  Each Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which a Fund may otherwise invest. Each Fund may invest its cash reserves in the Trust's Money Market Fund. Because of restrictions on direct investment by US entities in certain countries, other investment companies may provide the most practical or only way for International Fund to invest in certain markets. These investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. International Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" ("PFIC"), regardless of whether the PFIC makes distributions to the Fund. See "Taxes" in this Prospectus and in the SAI.

OTHER DEBT SECURITIES

  The Fixed Income III Fund may invest in debt securities issued by supranational organizations such as:

    The World Bank -- An international bank which was chartered to finance development projects in developing member countries.

    The European Economic Community -- An organization which consists of certain European states engaged in cooperative economic activities.

    The European Coal and Steel Community -- An economic union of various European nations' steel and coal industries.

    The Asian Development Bank -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

US GOVERNMENT OBLIGATIONS

  The Funds may invest in fixed-rate and floating or variable rate US government obligations. Certain of the obligations, including US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Short-term US government securities generally are considered to be among the safest short-term investments. However the US government does not guarantee the net asset value of the Funds' shares. With respect to US government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies or instrumentalities. Accordingly, such US government securities may involve risk of loss of principal and interest.

  The following table illustrates the investments that the Funds primarily invest in or are permitted to invest in:

                                                                                FIXED     FIXED
   TYPE OF PORTFOLIO      EQUITY I EQUITY II EQUITY III EQUITY Q INTERNATIONAL INCOME I INCOME III
   SECURITY                 FUND     FUND       FUND      FUND       FUND        FUND      FUND
   -----------------      -------- --------- ---------- -------- ------------- -------- ----------
Common stocks...........      X         X         X         X           X
Common stock equivalents
 (warrants).............      X         X         X         X           X
Common stock equivalents
 (options)..............      X         X         X         X           X
Common stock equivalents
 (convertible debt
 securities)............      X         X         X         X
Common stock equivalents
 (depository receipts)..                                                X
Preferred stocks........      X         X         X         X           X
Equity derivative
 securities.............      X         X         X         X           X
Debt securities (below
 investment grade or
 junk bonds)............                                                                     X
US government
 securities.............      X         X         X         X           X          X         X
Municipal obligations...                                                                     X
Investment company
 securities.............      X         X         X         X           X          X         X
Foreign securities......                                                X                    X

OTHER INVESTMENT PRACTICES

  The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Funds, each of which may involve certain special risks. The Glossary describes each of the investment techniques identified below. The SAI, under the heading "Investment Restrictions, Policies and Certain Investments," contains more detailed information about certain of these practices, including limitations designed to reduce risks.

                                                                                FIXED     FIXED
                          EQUITY I EQUITY II EQUITY III EQUITY Q INTERNATIONAL INCOME I INCOME III
    TYPE OF PRACTICE        FUND     FUND       FUND      FUND       FUND        FUND      FUND
    ----------------      -------- --------- ---------- -------- ------------- -------- ----------
Cash reserves...........      X         X         X         X           X          X         X
Repurchase agreements
 (1)....................      X         X         X         X           X          X         X
When-issued and forward
 commitment securities..      X         X         X         X           X          X         X
Reverse repurchase
 agreements.............      X         X         X         X           X          X         X
Lending portfolio
 securities, not to
 exceed 33 1/3% of total
 Fund assets............      X         X         X         X           X          X         X
Illiquid securities
 (limited to 15% of
 Fund's net assets).....      X         X         X         X           X          X         X
Forward currency
 contracts (2)..........                                                X          X         X
Write (sell) call and
 put options on
 securities, securities
 indexes and
 foreign currencies
 (3)....................      X         X         X         X           X          X         X
Purchase options on
 securities, securities
 indexes, and currencies
 (3)....................      X         X         X         X           X          X         X
Interest rate futures
 contracts, stock index
 futures contracts,
 foreign currency
 contracts and options
 on futures (4).........      X         X         X         X           X          X         X
Liquidity portfolio.....      X         X         X         X           X

---------------------
(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) International, Fixed Income I, and Fixed Income III Funds may not invest more than 25% of their assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 33% of the value of its net assets. Only the Fixed Income III Fund currently intends to write or purchase options on foreign currency.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  Investment Restrictions. If a Fund changes its investment objective or policies, you should consider whether the Fund remains right for you. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental.

RISK CONSIDERATIONS

  High Risk Bonds. Fixed Income III Fund may invest up to 25% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the Fund's money managers to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While this debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Fixed Income III Fund's money managers will seek to reduce the risks associated with investing in lower-rated debt securities by limiting the Fund's holding in the securities and by the depth of the managers' credit analysis. For additional information, refer to the SAI.

  Hedging and Risk Management Practices. In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, a money manager may not be able to hedge a Fund's investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when its money managers deem it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

  Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

  Investment in Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  Foreign Debt Securities. Fixed Income III Fund's portfolio may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. The Fund anticipates that no more than 25% of its net assets will be denominated in foreign currencies. The Fund will only use foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment, or anticipated investment, in securities denominated in foreign currencies. Foreign investment may include emerging market debt.

  The risks associated with investing in foreign securities are heightened for investments in developing or emerging markets. For purposes of the International and Fixed Income III Funds' policy of investing in securities of issuers located in emerging markets, those Funds will consider emerging markets to be countries with developing economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  The Fund may invest in the following types of emerging market debt--bonds; notes and debentures of emerging market governments; and debt and other fixed income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks, or by banks or other companies in emerging markets which money managers believe are suitable investments for the Fund. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

  Fixed Income III Fund may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money manager when evaluating credit risk in the selection of investment for the Fixed Income III Fund.

  Variable and Floating Rate Securities. Fixed Income III Fund may invest in variable and floating rate securities. The variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index. The adjustment intervals may be regular, (i.e., daily, monthly, annually, etc.) event based, (i.e., a change in the prime rate). The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

  Borrowing. The Funds are authorized to borrow from banks to obtain cash to pay redemption requests. Currently, each Fund may borrow up to 33 1/3% of the current value of the Funds' total assets. Please see the SAI for a more complete discussion of the Funds' permissible borrowing activities.

  Euro Currency Conversion. January 1, 1999, was the target date for the European Monetary Union's (the "EMU") introduction of a new single currency, the Euro, to replace the national currencies of participating member nations. If the Funds hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the ongoing impact of the Euro on the Funds, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Funds invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

                        PORTFOLIO TRANSACTION POLICIES

  Money managers make decisions to buy and sell securities for the Fund assets assigned to them. FRIMCo makes determinations for any other Fund assets. The Funds do not seek to realize long-term (rather than short-term) capital gains while making portfolio investment decisions.

  Each money manager makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a money manager's services are terminated, the new money manager may significantly restructure an investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The annual portfolio turnover rates for the Funds are shown in the Financial Highlights tables in this Prospectus.

  FRIMCo and the money managers arrange for the purchase and sale of the Trust's securities and the selection of brokers and dealers (including affiliates) ("Brokers") that, in the best judgment of FRIMCo and the money managers, provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, Brokers may be selected based on research, statistical or other services that they provide. The Trust may pay commission rates that exceed rates that other Brokers may have charged if the Trust concludes the commissions are reasonable in relation to the value of the brokerage and/or research services.

  The Funds may effect portfolio transactions through Frank Russell Securities, Inc. ("Russell Securities"), an affiliate of FRIMCo, when a money manager believes a Fund will receive competitive execution, price, and commissions. When these transactions are completed, Russell Securities will refund up to 70% of the commissions paid by the Fund after reimbursement for research services provided to FRIMCo. Also, the Funds may effect portfolio transactions through and pay brokerage commissions to Brokers that are affiliates of the money managers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently the Board intends to declare dividends from net investment income and net short-term capital gains (if any) according to the following schedule:

DECLARED                                PAYABLE                                   FUNDS
--------                                -------                                   -----
Quarterly............... Mid: April, July, October and December Equity I, Equity II, Equity III, Equity Q,
                                                                 Fixed Income I, and Fixed Income III
                                                                 Funds
Annually................ Mid-December                           International Fund

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that you receive them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each Fund has elected and intends to continue to qualify for taxation as a regulated investment company under Subchapter M of the Code. Each Fund must distribute substantially all of its net investment income and net capital gains to shareholders and meet other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, a Fund will generally not be liable for federal income or excise taxes based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. International Fund may incur tax liability to the extent it invests in PFICs. See "Portfolio Securities" and the SAI. The Funds may be subject to nominal, if any, state and local taxes.

  For federal income tax purposes, the dividends from net investment income and any excess of net short-term capital gains over net long-term capital loss that you receive from the Funds are considered ordinary income. However, depending upon the relevant state tax rules, a portion of the dividends paid by Fixed Income I and Fixed Income III Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. 20% capital gains distributions declared by the Board are taxed at the respective capital gains rates regardless of the length of time you have held the shares. Distributions of income and capital gains are taxed in the manner described above, whether you receive them in cash or reinvest them in additional shares of the Funds. Distributions paid in excess of a Fund's earnings will be treated as a nontaxable return of capital.

  A Fund will notify you of the source of its dividends and distributions at the time they are paid. After the close of each calendar year, the Funds will advise their shareholders of the amounts of:

  . ordinary income dividends, 20% capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year;

  . dividends which qualify for the 70% dividends-received deduction available to corporations;

  . any foreign taxes assessed against International, Fixed Income I and Fixed Income III Funds;

  . income which is a tax preference item (if any) for alternative minimum tax purposes; and

  . the percentages of Fixed Income I and Fixed Income III Funds' income attributable to US government, Treasury and agency securities.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Equity I, Equity II, Equity III and Equity Q Funds will generally qualify in part for the corporate dividends-received deduction. However, the portion depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax adviser.

  The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on the sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  FRIMCo expects the International, Fixed Income I and Fixed Income III Funds to invest more than 50% of their total assets in foreign securities. In connection with those investments, FRIMCo intends to file specified elections with the IRS. These elections will permit shareholders to either deduct (as an itemized deduction in the case of an individual) such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against US income taxes. The Fund's taxable shareholders must include their pro rata portion of the taxes withheld on their gross income for federal income tax purposes.

  Shareholders of the Funds with foreign holdings should also be aware that foreign exchange losses realized by a Fund are treated as ordinary losses for federal income tax purposes. This treatment may reduce Fund income which is available for distribution to shareholders.

  The Fixed Income I and Fixed Income III Funds may acquire zero coupon securities which were issued with original issue discount. When holding these types of securities, the Funds will have to include a portion of the original issue discount that accrues on the security for the taxable year in taxable income. This requirement is imposed even if the Funds receive no payment on the security during the year. Also, because the Funds must distribute substantially all of their net investment income annually, the Funds may be required to distribute a dividend that is greater than the total amount of cash the Funds actually received in a particular year. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities (if necessary). The Funds may realize capital gains or losses from those sales, which could further increase or decrease the Funds' dividends and distributions paid to shareholders.

  Each Fund is required to withhold 31% of all taxable dividends, distributions, and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                            PERFORMANCE INFORMATION

  From time to time, the Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged. The average annual total returns for Class I Shares of the Funds are as follows:

                         1 YEAR ENDED 5 YEARS ENDED 10 YEARS ENDED INCEPTION TO
                           DEC. 31,   DEC. 31, 1997 DEC. 31, 1997  DEC. 31, 1997 INCEPTION
                             1997      (ANNUALIZED)  (ANNUALIZED)  (ANNUALIZED)    DATE
                         ------------ ------------- -------------- ------------- ---------
Equity I................    32.02%       20.06%         17.76%        16.70%     10/15/81
Equity II...............    28.66%       17.40%         15.98%        14.87%     12/28/81
Equity III..............    33.13%       20.54%         18.35%        17.73%     11/27/81
Equity Q................    33.07%       21.14%         18.31%        15.40%     05/29/87
International...........     0.58%       11.42%          8.65%        14.92%     01/31/83
Fixed Income I..........     9.42%        7.51%          9.12%        11.35%     10/15/81
Fixed Income III........     9.64%         -- %           -- %         7.65%     01/29/93

  The average annual total returns for Class E Shares of the Funds are as follows:

  Please refer to Class I Shares average annual total returns shown above.

  The Class E Shares were not issued prior to the date of this prospectus, and the deduction of shareholder servicing fees applicable to Class E is not reflected for periods prior to those dates. Had those fees been reflected in the returns shown above, the returns would have been lower.

  [For periods prior to April 1, 1995, fund performance results are reported gross of investment management fees. For periods thereafter, fund performance results are reported net of investment management fees.] Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Fund's portfolio. The calculation includes all recurring fees that are charged. The 30-day yields for the year ended December 31, 1997 for the Class I Shares of the Fixed Income I and Fixed Income III Funds were, respectively, 6.13% and 5.80%.

  Each Fund may also advertise non-standardized performance information which is for periods in addition to those that are legally required by the SEC.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders are tendered. For the Funds, a business day is one on which the NYSE is open for trading. Net asset value per share is computed for the Class E and Class I Shares of a Fund by dividing the current value of the Fund's assets attributable to the each class of Shares, less liabilities attributable to that class of shares, by the number of each class of Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine their net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

  With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price, or if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

  Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities.

  International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

  Money market instruments maturing within 60 days of the valuation date held by Funds are valued on the basis of "amortized cost." Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with the Rule. These money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

  The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

                            HOW TO PURCHASE SHARES

  The Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at (800) RUSSEL4 (800-787-7354) for assistance in contacting an investment professional near you.

  Certain information noted below, including trade deadlines and payment procedures, are included for informational purposes only. Contact your Financial Intermediary for further details.

SHAREHOLDER SERVICES PLAN

  The Trust has adopted a Shareholder Services Plan (the "Services Plan") under which it may make payments to the distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class E Shares of the Funds. Payments under the Services Plan are calculated daily and paid quarterly by the Trust, at an annual rate of up to 0.25% of the average daily net assets of a Fund's Class E Shares.

  The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or savings and loan association) from being an underwriter or distributor of most securities. In the event that the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Board will consider appropriate changes in the services.

  State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from the Glass-Steagall Act. Therefore, banks and financial institutions may be required to register as dealers under state law. In addition, some state securities laws may require administrators to register as brokers and dealers.

PAYING FOR SHARES

Shares of the Funds may be purchased without a sales load on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section), and acceptance of the order. Please note the following:

  Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However, exceptions may be made by prior special arrangement with certain Financial Intermediaries.

  All purchases must be made in U.S. dollars.

  Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to "Frank Russell Investment Company."

  The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. An overdraft charge may also be applied.

OFFERING DATES AND TIMES

  Orders must be received by the Transfer Agent on any day when Fund shares are offered, prior to the close of the NYSE (currently 4:00 p.m. Eastern time).

ORDER AND PAYMENT PROCEDURES

  There are several ways to invest in the Funds. Purchase orders must be placed through a Financial Intermediary and can be paid for by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

BY MAIL

  For new accounts, please mail the completed Application to the Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

BY FEDERAL FUNDS WIRE

  Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include the investor's account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of an investor's purchase.

BY AUTOMATED CLEARING HOUSE ("ACH")

  An investor can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company. Funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted on the day received by the Funds' Custodian. In that case, the order would be placed on the next business day.

AUTOMATED INVESTMENT PROGRAM

  An investor can make regular investments (minimum $50) in Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. A separate transfer is required for each Fund in which shares are purchased. An investor may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

THREE DAY SETTLEMENT PROGRAM

  The Funds will accept orders from Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

BY MAIL OR TELEPHONE

  Investors may exchange shares of any Fund they own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request).

IN-KIND EXCHANGE OF SECURITIES

  FRIMCo, in its capacity as investment manager of the Trust, may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective, policies and limitations of the particular Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed on any business day the Funds are open at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for liquidation for 15 days following the purchase to assure payment has been collected.

  The Funds reserve the right to reject or delay a redemption on certain legal grounds or to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

REDEMPTION DATES AND TIMES

  Redemption requests must be placed by a Financial Intermediary and received by the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m. Eastern time). Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

BY MAIL OR TELEPHONE

  Shareholders may redeem shares by calling or writing to their Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

SYSTEMATIC WITHDRAWAL PROGRAM

  The systematic withdrawal program allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by an ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

                        PAYMENT OF REDEMPTION PROCEEDS

BY CHECK

  A check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a redemption request in proper form.

BY WIRE

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after receipt of your redemption request by the

Transfer Agent. Wire transfers may be charged a fee to cover the cost of the wire (for redemptions less than $1,000) and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to domestic commercial banks which are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

PROPER FORM: Written instructions must include:

  A description of the request
  The name of the Fund(s)
  The class of shares, if applicable
  The account number(s)
  The amount of money or number of shares being purchased, exchanged, transferred or redeemed
  The name(s) on the account(s)
  The signature(s) of all registered account owners
  For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

  ACCOUNT TYPE              REQUIREMENTS FOR WRITTEN REQUESTS
--------------------------------------------------------------------------------
  Individual, Joint         Written instructions must be signed by each
  Tenants, Tenants in       shareholder, exactly as the names appear in the
  Common                    account registration.
--------------------------------------------------------------------------------
  UGMA or UTMA (custodial   Written instructions must be signed by the custodian
  accounts for minors)      in his/her capacity as it appears in the account
                            registration.
--------------------------------------------------------------------------------
  Corporation, Association  Written instructions must be signed by authorized person(s), stating his/her capacity as indicated by
                            the corporate resolution to act on the account.
                            A copy of the corporate resolution, certified within
                            the past 90 days, authorizing the signer to act.
--------------------------------------------------------------------------------
  Estate, Trust, Pension,   Written instructions must be signed by all trustees.
  Profit
  Sharing Plan              If the name of the trustee(s) does not appear in the
                            account registration, please provide a copy of the
                            trust document certified within the last 60 days.
--------------------------------------------------------------------------------
  Joint tenancy             Written instructions must by signed by the surviving
  shareholders whose        tenant(s).
  co-tenants are deceased   A certified copy of the death certificate must
                            accompany the request.

SIGNATURE GUARANTEE

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. Call your financial institution to see if it has the ability to guarantee a signature. A notary public cannot provide a signature guarantee.

                               ACCOUNT POLICIES

THIRD PARTY TRANSACTIONS

  Investors purchasing Fund shares through a program of services offered by a Financial Intermediary may be required to pay additional fees. Investors should contact their Financial Intermediary for information concerning what additional fees, if any, may be charged.

REDEMPTION IN-KIND

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. Investors will incur brokerage charges on the sale of these portfolio securities.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Trust shares. The Distributor receives no compensation from the Trust for its services with respect to Class E and Class I Shares other than as described in "How to Purchase Shares -- Shareholder Services Plan" elsewhere in this prospectus.

  State Street Bank and Trust Company ("Custodian"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian may deposit securities in securities depositories or use subcustodians. The Custodian has no responsibility for the supervision and management of the Funds.

  PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by PricewaterhouseCoopers. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Trust is organized and operates as a Massachusetts business trust. Russell has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

  The Trust issues shares of beneficial interest which can be divided into an unlimited number of funds. Each Fund is a separate trust under Massachusetts law. Each Fund's shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. There are no cumulative voting rights. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Special meetings may be called by the Trustees at their discretion, but must be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote.

  The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed by the Trustees or by shareholders at a special meeting.

  At March 31, 1998, each of the following shareholders may be deemed by the 1940 Act to "control" the indicated Fund because such shareholder owns more than 25% of the voting shares of the indicated Fund: [TO BE FILED BY AMENDMENT.]

                            MONEY MANAGER PROFILES

  The money managers identified below have no other affiliations with the Funds, FRIMCo or with Russell. Each money manager has been in business for at least three years and is principally engaged in managing institutional investment accounts. These money managers may also serve as managers or advisers to other Funds in the Trust, or to other clients of Russell, including its wholly owned subsidiary, Frank Russell Trust Company.

                                 EQUITY I FUND

  Alliance Capital Management L.P., 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.

  Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, NY 10020, is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held corporation.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308. Peachtree is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management Inc., which is a wholly owned subsidiary of Travelers Group Inc.

  Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is an SEC registered investment adviser owned by Arnold Schneider. The Trust and Wellington Management Company LLP have entered into a settlement which terminates certain litigation concerning use by the Trust of the services of Schneider Capital Management ("SCM"). Under the terms of the settlement FRIMCo expects to be selecting another Money Manager to supervise assets presently assigned to SCM and, after a suitable transition, SCM will no longer serve as a Money Manager for the Trust. It is expected that the new Money Manager will be selected shortly.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                                EQUITY II FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

  Westpeak Investment Advisors, L.P., 1011 Walnut Street, Suite 400, Boulder, CO 80302, is indirectly controlled by Metropolitan Life Insurance Company.

                                EQUITY III FUND

  Equinox Capital Management, Inc., See: Equity I Fund.

  Trinity Investment Management Corporation, See: Equity I Fund.

  Westpeak Investment Advisors, L.P., See: Equity II Fund.

                                 EQUITY Q FUND

  Barclays Global Fund Advisors, See: Equity I Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 14th Floor, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                              INTERNATIONAL FUND

  J.P. Morgan Investment Management, Inc., See: Equity Q Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004, is a Washington limited liability corporation that is controlled by the following founding members: Thomas M. Garr, Robert L. Gernstetter, Joseph
P. Jordan, Arthur M. Tyson and Theodore J. Tyson.

  Oeschle International Advisors, LLC, One International Place, 23rd Floor, Boston, MA 02110, is a Delaware limited liability company that is controlled by the following members: S. Dewey Keesler, Stephen P. Langer, Walter Oeschle,
L. Sean Roche, Steven H. Schaefer, Warren R. Walker and Andrew S. Parlin.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed:
51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of
T. Rowe Price Associates, Inc. is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor, Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                              FIXED INCOME I FUND

  Lincoln Capital Management Company, See: Equity I Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisors L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, is a company whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                             FIXED INCOME III FUND

  BEA Associates, One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

  Pacific Investment Management Company, See: Fixed Income I Fund.

  Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.

  No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and, if given or made, such information and representations must not be relied upon. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the funds or the money managers since the date hereof; however, if any material change occurs while this prospectus is required by law to be delivered, this prospectus will be amended or supplemented accordingly.

                                   GLOSSARY

  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs").

  Board -- The Board of Trustees of the Trust.

  Cash reserves -- The Funds may invest their cash reserves (i.e., funds awaiting investment) in money market instruments and in debt securities of comparable quality to each Fund's permitted investments. As an alternative to a Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Funds' cash reserves in the Trust's Money Market Fund. To prevent duplication of fees, FRIMCo waives its advisory fee on that portion of a Fund's assets invested in the Trust's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended.

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, the Trust's custodian and portfolio accountant.

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Russell Fund Distributors, Inc., the organization that sells the shares of the Fund under a contract with the Trust.

  Eligible Investors -- Institutional investors and Financial Intermediaries that invest in the Funds for their own accounts or in a fiduciary or agency capacity, and that have been selected by FRIMCo or by the Trust's Distributor, and institutions or individuals who have acquired Fund shares through such institutions or Financial Intermediaries, and trustees, officers, employees and certain third-party contractors of the Trust and its affiliates and their spouses and children.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  Financial Intermediary -- A bank trust department, registered investment adviser, broker-dealer or other financial services organization that has been selected by FRIMCo or by the Trust's Distributor.

  FNMA -- Federal National Mortgage Association.

  Forward Commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. International, Fixed Income I and Fixed Income III Funds generally do not enter into forward contracts with terms greater than one year, and typically enters into forward contracts only under two circumstances. First, if the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, they may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if a Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, a Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. International, Fixed Income I and Fixed Income III Funds will not enter into a forward contract if, as a result, they would have more than one-third of their assets committed to such contracts (unless they own the currency that they are obligated to deliver or have caused the Custodian to segregate segregable assets having a value sufficient to cover their obligations). Although forward contracts are used primarily to protect International, Fixed Income I and Fixed Income III Funds from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIMCo -- Frank Russell Investment Management Company, the Trust's administrator, manager and transfer and dividend paying agent.

  Funds -- The 28 investment series of the Trust. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions. Seven Funds are described in and offered by this Prospectus.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association.

  Illiquid securities -- The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service.

  Lending portfolio securities -- Each Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below the respective percentages set forth above. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Equity I, Equity II, Equity III, Equity Q and International Funds' assets assigned to a liquidity portfolio. The liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Portfolio of the Trust. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO.

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  Net asset value (NAV) -- The value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

  NYSE -- New York Stock Exchange.

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  PFIC -- A passive foreign investment company. International Fund may purchase interests in an issuer that is considered a PFIC under the Code.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers.

  Repurchase agreements -- Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- Each Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  The Rule -- Rule 2a-7 under the 1940 Act, which governs the operations of the Money Market Funds.

  Russell 1000(R) Index -- The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts. The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Equity Q Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

  Russell -- Frank Russell Company, consultant to the Trust and to the Funds.

  S&P -- Standard & Poor's Ratings Group, an NRSRO.

  S&P 500 -- Standard & Poor's 500 Composite Price Index.

  SAI -- The Trust's Statement of Additional Information, dated as noted on the first page of this Prospectus.

  SEC -- US Securities and Exchange Commission.

  Shares -- The Class E and Class I Shares in the Funds described in this prospectus. Each Class E and Class I Share of a Fund represents a share of beneficial interest in the Fund.

  Transfer Agent -- FRIMCo, in its capacity as the Trust's transfer and dividend paying agent.

  Trust -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC.

  US -- United States.

  US government securities -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

  Variable rate obligations -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations.

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Trust and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

MONEY MANAGERS                                 FIXED INCOME I FUND
EQUITY I FUND                                  Lincoln Capital Management Company
Alliance Capital Management L.P.               Pacific Investment Management Company
Barclays Global Fund Advisors                  Standish, Ayer & Wood, Inc.
Equinox Capital Management, Inc.
INVESCO Capital Management, Inc.               FIXED INCOME III FUND
Lincoln Capital Management Company             BEA Associates
Morgan Stanley Asset Management, Inc.          Pacific Investment Management Company
Peachtree Asset Management                     Standish, Ayer & Wood, Inc.
Schneider Capital Management
Suffolk Capital Management, Inc.               ADVISOR, ADMINISTRATOR, TRANSFER AND
Trinity Investment Management Corporation      DIVIDEND PAYING AGENT
                                               Frank Russell Investment Management Company
EQUITY II FUND                                 909 A Street
Delphi Management, Inc.                        Tacoma, Washington 98402
Fiduciary International, Inc.
GlobeFlex Capital, L.P.                        CONSULTANT
Jacobs Levy Equity Management, Inc.            Frank Russell Company
Sirach Capital Management, Inc.                909 A Street
Wellington Management Company LLP              Tacoma, Washington 98402
Westpeak Investment Advisors, L.P.
                                               DISTRIBUTOR
EQUITY III FUND                                Russell Fund Distributors, Inc.
Equinox Capital Management, Inc.               909 A Street
Trinity Investment Management Corporation      Tacoma, Washington 98402
Westpeak Investment Advisors, L.P.
                                               INDEPENDENT ACCOUNTANTS
EQUITY Q FUND                                  PricewaterhouseCoopers LLP
Barclays Global Fund Advisors                  One Post Office Square
Franklin Portfolio Associates LLC              Boston, MA 02109
J.P. Morgan Investment Management, Inc.
                                               LEGAL COUNSEL
INTERNATIONAL FUND                             Stradley, Ronon, Stevens & Young, LLP
J.P. Morgan Investment Management, Inc.        2600 One Commerce Square
Marathon Asset Management Limited              Philadelphia, PA 19103-7098
Mastholm Asset Management, LLC
Oechsle International Advisors, LLC            OFFICE OF SHAREHOLDER INQUIRIES
Rowe Price-Fleming International, Inc.         909 A Street
Sanford C. Bernstein & Co., Inc.               Tacoma, Washington 98402
The Boston Company Asset Management, Inc.      (800) 787-7354
                                               (800) RUSSEL4
                                               In Washington (253) 627-7001

                 Information Required in a
                 Statement of Additional
Part B                  Information             Statement Caption
--------         --------------------------     -----------------
 10              Cover Page                     Cover Page
 11              Table of Contents              Table of Contents
 12              General Information and        Not Applicable
                 History
 13              Investment Objectives and
                 Policies
   (a)                                          Investment Restrictions, Policies and Certain Investments
   (b)                                          Investment Restrictions, Policies and Certain Investments
   (c)                                          Investment Restrictions, Policies and Certain Investments
   (d)                                          Operation of Investment Company - Portfolio Turnover Rate
  14             Management of the Fund
   (a)                                          Structure and Governance - Trustees and Officers
   (b)                                          Structure and Governance - Trustees and Officers
   (c)                                          Not Applicable
  15             Control Persons and
                 Principal Holders of
                 Securities
   (a)                                          Structure and Governance - Controlling Shareholders
   (b)                                          Structure and Governance - Controlling Shareholders
   (c)                                          Structure and Governance - Controlling Shareholders
  16             Investment Advisory and
                 Other Services
   (a)                                          Operation of Investment Company - Consultant, Manager;
                                                (Prospectus)  General Management of the Funds; Money
                                                Manager Profiles
   (b)                                          Operation of Investment Company - Consultant, Manager;
                                                (Prospectus)  General Management of the Funds; The Money
                                                Managers
   (c)                                          Not Applicable
   (d)                                          Not Applicable
   (e)                                          Not Applicable
   (f)                                          Not Applicable
   (g)                                          Not Applicable
   (h)                                          Operation of Investment Company - Custodian; (Prospectus)
                                                Additional Information - Custodian, Accountants and Reports
   (i)                                          Operation of Investment Company - Custodian, Transfer
                                                Agent; (Prospectus) Additional Information - Custodian,
                                                Accountants and Reports
  17             Brokerage Allocation and
                 Other Practices
   (a)                                          Operation of Investment Company - Brokerage Allocations,
                                                Brokerage Commissions
   (b)                                          Operation of Investment Company - Brokerage Commissions

                 Information Required in a
                 Statement of Additional
Part B                 Information              Statement Caption
---------        -------------------------      -----------------
   (c)                                          Operation of Investment Company - Brokerage Allocations
   (d)                                          Operation of Investment Company - Brokerage Commissions
   (e)                                          Operation of Investment Company - Brokerage Commissions
  18             Capital Stock and Other
                 Securities
   (a)                                          Structure and Governance - Organization and Business History
   (b)                                          Not Applicable
  19             Purchase, Redemption and
                 Pricing of Securities Being
                 Offered
   (a)-(c)                                      Operation of Investment Company - Valuation of Fund Shares;
                                                Annual Report to Shareholders; Financial Statements;
                                                (Prospectus) Eligible Investors; Valuation of Fund Shares;
                                                Redemption of Shares
  20             Tax Status                     Taxes
  21             Underwriters
   (a)                                          Operation of Investment Company - Distributor
   (b)                                          Not Applicable
   (c)                                          Not Applicable
  22             Calculations of Performance
                 Data
   (a)           Money Market Funds             Yield and Total Return Quotations
   (b)           Other Registrations            Yield and Total Return Quotations
  23             Financial Statements           Annual Report to Shareholders; Financial Statements

                       FRANK RUSSELL INVESTMENT COMPANY
                                 909 A Street
                           Tacoma, Washington 98402

                           Telephone (800) 787-7354
                         In Washington (253) 627-7001

                      STATEMENT OF ADDITIONAL INFORMATION

                                January 4, 1999


   Frank Russell Investment Company (the "Trust") is a single legal entity organized as a Massachusetts business trust. The Trust operates investment portfolios referred to as "Funds." The Trust offers shares of beneficial interest in the Funds in multiple separate Prospectuses.

   As of the date of this Statement of Additional Information ("Statement" or "SAI"), the Trust is comprised of the following Funds, each of which commenced operations on the date indicated:

                                        Fund Inception
         Fund                                Date             Prospectus Date
----------------------------------     ------------------     ---------------
Equity I Fund                          October 15, 1981       January 4, 1999
Equity II Fund                         December 28, 1981      January 4, 1999
Equity III Fund                        November 27, 1981      January 4, 1999
Equity Q Fund                          May 29, 1987           January 4, 1999
Equity T Fund                          October 7, 1996        January 4, 1999
International Fund                     January 31, 1983       January 4, 1999
Emerging Markets Fund                  January 29, 1993       January 4, 1999
Fixed Income I Fund                    October 15, 1981       January 4, 1999
Fixed Income III Fund                  January 29, 1993       January 4, 1999
Money Market Fund                      October 15, 1981       January 4, 1999
Diversified Equity Fund                September 5, 1985      January 4, 1999
Special Growth Fund                    September 5, 1985      January 4, 1999
Equity Income Fund                     September 5, 1985      January 4, 1999
Quantitative Equity Fund               May 15, 1987           January 4, 1999
International Securities Fund          September 5, 1985      January 4, 1999
Real Estate Securities Fund            July 28, 1989          January 4, 1999
Diversified Bond Fund                  September 5, 1985      January 4, 1999
Short Term Bond Fund                   October 30, 1981       January 4, 1999
Multistrategy Bond Fund                January 29, 1993       January 4, 1999
Tax Exempt Bond Fund                   September 5, 1985      January 4, 1999
U.S. Government Money Market Fund      September 5, 1985      January 4, 1999
Tax Free Money Market Fund             May 8, 1987            January 4, 1999

The Funds had aggregate net assets of $_______ billion on __________.

A shareholder of the Equity I Fund, Equity II Fund, Equity III Fund, Equity Q Fund, Equity T Fund, International Fund, Emerging Markets Fund, Fixed Income I Fund, Fixed Income III Fund, Short Term Bond Fund and Money Market Fund may enter into a separate agreement with Frank Russell Investment Management Company ("FRIMCo") to obtain certain services from, and pay a separate quarterly individual shareholder investment services fee directly to, FRIMCo. The amount of the fee is based upon the assets subject to the applicable agreement and the services obtained under that agreement. A shareholder of the other Funds does not execute such an agreement to acquire such services and pays no such fees. In each case, FRIMCo may charge fees to a shareholder for non-investment services provided directly to that shareholder.

Each of the Funds except Equity T Fund and the Money Market Funds presently offers interests in different classes of Shares as described in the table below. For purposes of this Statement, each Fund that issues multiple classes of shares is referred to as a "Multiple Class Fund." Seven of the Funds, the Equity I Fund, Equity II Fund, Equity III Fund, Equity Q Fund, International Fund, Fixed Income I Fund and Fixed Income III Funds, are referred to in this Statement as
the "Institutional  Funds."   Unless otherwise indicated, this Statement relates
to all classes of Shares of the Funds.

Fund                        Class C       Class E       Class S       Class I       Class Y       Premier
                                                                                                   Class
------------------------------------------------------------------------------------------------------------
Equity I Fund                                X                           X             X             X
------------------------------------------------------------------------------------------------------------
Equity II Fund                               X                           X             X             X
------------------------------------------------------------------------------------------------------------
Equity III Fund                              X                           X             X             X
------------------------------------------------------------------------------------------------------------
Equity Q Fund                                X                           X             X             X
------------------------------------------------------------------------------------------------------------
Equity T Fund                                              X
------------------------------------------------------------------------------------------------------------
International Fund                           X                           X             X             X
------------------------------------------------------------------------------------------------------------
Emerging Markets               X             X             X
------------------------------------------------------------------------------------------------------------
Fixed Income I                               X                           X             X             X
------------------------------------------------------------------------------------------------------------
Fixed Income III                             X                           X             X             X
------------------------------------------------------------------------------------------------------------
Money Market                                               X
------------------------------------------------------------------------------------------------------------
Diversified Equity             X             X             X
------------------------------------------------------------------------------------------------------------
Special Growth                 X             X             X
------------------------------------------------------------------------------------------------------------
Equity Income Fund             X             X             X
------------------------------------------------------------------------------------------------------------
Quantitative Equity            X             X             X
------------------------------------------------------------------------------------------------------------
International Securities       X             X             X
------------------------------------------------------------------------------------------------------------
Real Estate Securities         X             X             X
------------------------------------------------------------------------------------------------------------
Diversified Bond               X             X             X
------------------------------------------------------------------------------------------------------------
Short Term Bond                X             X             X
------------------------------------------------------------------------------------------------------------
Multistrategy Bond             X             X             X
------------------------------------------------------------------------------------------------------------
Tax Exempt Bond                X             X             X
------------------------------------------------------------------------------------------------------------
U.S. Government Money                                      X
 Market
------------------------------------------------------------------------------------------------------------
Tax Free Money Market                                      X
------------------------------------------------------------------------------------------------------------

This Statement is not a prospectus; the Statement should be read in conjunction with the Funds' Prospectuses. Prospectuses may be obtained without charge by telephoning or writing the Trust at the number or address shown above.

Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectuses.

This Statement incorporates by reference the Trust's Annual Reports to Shareholders for the year ended December 31, 1997 and the Semi-Annual Reports dated June 30, 1998. Copies of the Funds' Annual Reports accompany this Statement.

                               TABLE OF CONTENTS

                                                                                                                        Page
STRUCTURE AND GOVERNANCE............................................................................................      4
   Organization and Business History................................................................................      4
   Shareholder Meetings.............................................................................................      4
   Controlling Shareholders.........................................................................................      4
   Trustees and Officers............................................................................................      4

OPERATION OF THE TRUST..............................................................................................      7
   Service Providers................................................................................................      7
   Consultant.......................................................................................................      7
   Advisor and Administrator........................................................................................      7
   Money Managers...................................................................................................      9
   Distributor......................................................................................................     10
   Custodian........................................................................................................     10
   Transfer and Dividend Disbursing Agent...........................................................................     10
   Order Placement Designees........................................................................................
   Independent Accountants..........................................................................................     10
   Fund Expenses....................................................................................................     12
   Valuation of Fund Shares.........................................................................................     13
   Portfolio Transaction Policies...................................................................................     13
   Portfolio Turnover Rate..........................................................................................     14
   Brokerage Allocations............................................................................................     14
   Brokerage Commissions............................................................................................     15
   Yield and Total Return Quotations................................................................................     17

INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS...........................................................     19
   Investment Restrictions..........................................................................................     19
   Investment Policies..............................................................................................     21
   Certain Investments..............................................................................................     22

TAXES...............................................................................................................     37

RATINGS OF DEBT INSTRUMENTS.........................................................................................     41

FINANCIAL STATEMENTS................................................................................................     47

FINANCIAL HIGHLIGHTS................................................................................................     48

                            STRUCTURE AND GOVERNANCE


ORGANIZATION AND BUSINESS HISTORY. The Trust commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, the Trust reorganized by changing its domicile and legal status to a Massachusetts business trust.

The Trust is currently organized and operates under an amended Master Trust Agreement dated July 26, 1984 and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees ("Board" or the "Trustees") may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of the Trust as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of the Trust or Fund, respectively.

The Trust is authorized to issue shares of beneficial interest, and may divide the shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio -- a "Fund." The Trustees may, without seeking shareholder approval, create additional Funds at any time. The amended Master Trust Agreement provides that a shareholder may be required to redeem shares in a Fund under circumstances set forth in the Master Trust Agreement.

The Trust's Funds are authorized to issue shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each class of Shares is designed to meet different investor needs. The Class C Shares are subject to a Rule 12b-1 fee of up to 0.75%, and a shareholder services fee of up to 0.25%. Class E Shares are subject to a shareholder services fee of up to 0.25%. The Class I, Class Y, Premier and Class S Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, "shares" in this Statement refers to all classes of Shares of the Funds.

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The amended Master Trust Agreement also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

SHAREHOLDER MEETINGS. The Trust will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened by (i) the Board, (ii) upon written request to the Board by shareholders holding at least 10% of the Trust's outstanding shares, or (iii) upon the Board's failure to honor the shareholders' request described above, by shareholders holding at least 10% of the outstanding shares by giving notice of the special meeting to shareholders.

CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of the Trust, and hold office for life unless they resign or are removed by, in substance, a vote of two-thirds of the Trust shares outstanding. Under these circumstances, no one person, entity or shareholder "controls" the Trust.

The following shareholders owned 5% or more of the voting shares of the Trust or of the Funds: TO BE FILED BY AMENDMENT.

TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds. A Trustee may be removed at any time by, in substance, a vote of two-thirds of Trust shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders. The officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.

The Trust paid in aggregate $156,315.80 for the year ended December 31, 1997.

December 31, 1997 to the Trustees who are not officers or employees of FRIMCo or its affiliates. Trustees are paid an annual fee plus travel and other expenses incurred in attending Board meetings. The Trust's officers and employees are paid by FRIMCo or its affiliates.

The following lists the Trustees and officers and their positions with the Trust, their ages, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with the Trust. The mailing address for all Trustees and officers affiliated with the Trust is Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402.

An asterisk (*) indicates that the Trustee or officer is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As used in the table, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

*George F. Russell, Jr.--66 years old--Trustee Emeritus and Chairman of the Board. Trustee and Chairman of the Board, Russell Insurance Funds; Director, Chairman of the Board and Chief Executive Officer, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Securities, Inc.; Frank Russell Trust Company, Frank Russell Investments (Delaware), Inc.; Director, Frank Russell Investment Management Company; Director, Chairman of the Board and President, Russell 20/20 Association.

*Lynn L. Anderson--59 years old--Trustee, President and Chief Executive Officer since 1987. Trustee, President and Chief Executive Officer, Russell Insurance Funds; Director, Chief Executive Officer and Chairman of the Board, Russell Fund Distributors, Inc.; Trustee, Chairman of the Board and President, The SsgA Funds (investment company); Director, Chief Executive Officer and Chairman of the Board, Frank Russell Investment Management Company; Director, Chief Executive Officer and President, Frank Russell Trust Company; Director and Chairman of the Board, Frank Russell Investment Company Public Limited PLC; Director, Frank Russell Company, Frank Russell Investments (Ireland) Limited, Frank Russell Investments (Cayman) Ltd. and Frank Russell Investments (UK) Ltd.; November 1995 to June 1993, Director, Frank Russell Company. Until September 1994, Director and President, The Laurel Funds, Inc. (investment company).

Paul E. Anderson--67 years old--Trustee since 1984. 23 Forest Glen Lane, Tacoma, Washington 98409. Trustee, Russell Insurance Funds; 1996 to Present, President, Forest Limited Partnership. 1984 to 1996, President, Vancouver Door Company, Inc.

Paul Anton, Ph.D.--78 years old--Trustee since 1985. PO Box 212, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds. President, Paul Anton and Associates (Marketing Consultant on emerging international markets for small corporations). 1991-1994, Adjunct Professor, International Marketing, University of Washington, Tacoma, Washington.

William E. Baxter--73 years old--Trustee since 1984. 800 North C Street, Tacoma, Washington 98403. Trustee, Russell Insurance Funds, Retired.

Lee C. Gingrich--68 years old--Trustee since 1984. 1730 North Jackson, Tacoma, Washington 98406. Trustee, Russell Insurance Funds. President, Gingrich Enterprises, Inc. (Business and Property Management).

Eleanor W. Palmer--72 years old--Trustee since 1984. 2025 Narrows View Circle #232-D, P.O. Box 1057, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds; Director of Frank Russell Trust Company.

*Mark E. Swanson--34 years old--Treasurer and Chief Accounting Officer since 1998, Treasurer and Chief Accounting Officer, Russell Insurance Funds, Interim Director, Finance and Operations, Frank Russell Trust Company; Senior Vice President and Assistant Fund Treasurer, SSgA Funds (investment company); Interim Director of Fund Administration and Accounting, Frank Russell Investment Management Company; Manager, Funds Accounting and Taxes, Russell Fund Distributors, Inc. April 1996 to August 1998, Assistant Treasurer, Frank Russell Investment Company; August 1996 to August 1998, Assistant Treasurer, Russell Insurance Funds, November 1995 to July 1998, Assistant Secretary, the Seven Seas Series Fund, February 1997 to July 1998, Manager, Funds Accounting and Taxes, Frank Russell Investment Management Company.

*Randall P. Lert--45 years old--Director of Investments since 1991. Director of Investments, Russell Insurance Funds, Senior Investment Officer and Director of Investment Services, Frank Russell Trust Company; Director and Chief Investment Officer, Frank Russell Investment Management Company; Director and Chief Investment Officer, Russell Fund Distributors, Inc. Director-Futures Trading, Frank Russell Investments (Ireland) Limited and Frank Russell Investments (Cayman) Ltd., Senior Vice President and Director of Portfolio Trading, Frank Russell Canada Limited/Limitee. April 1990 to November 1995, Director of Investments of Frank Russell Investment Management Company.

*Karl J. Ege--57 years old--Secretary and General Counsel since 1994. Secretary and General Counsel of Russell Insurance Funds. Director, Secretary and General Counsel, Russell Fiduciary Services Co., Frank Russell Capital, Inc.; Director, Secretary, General Counsel and Managing Director--Law and Government Affairs of Frank Russell Company; Secretary and General Counsel of Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company Inc., Russell MLC Management Co., Russell International Services Co., Inc. and Russell 20-20 Association; Director and Assistant Secretary of Frank Russell Company Limited (London) and Russell Systems Ltd.; Director, Frank Russell Investment Company LLC, Frank Russell Investments (Cayman) Ltd., Frank Russell Investment Company PLC, Frank Russell Investments (Ireland) Limited, Frank Russell Company S.A., Frank Russell Japan Co. Ltd., Frank Russell Company (NZ) Limited, Russell Investment Nominee Co PTY Ltd and Frank Russell Investments (UK) Ltd.; From November 1995 to February 1997, Director and Secretary, Frank Russell Investments (Delaware), Inc.; July 1992 to June 1994, Director, President and Secretary of Frank Russell Shelf Corporation.

*Peter Apanovitch--53 years old--Manager of Short-Term Investment Funds. Manager of Short-Term Investment Funds, Russell Insurance Funds; Manager of Short-Term Investment Funds, Frank Russell Investment Management Company and Frank Russell Trust Company.


                          TRUSTEE COMPENSATION TABLE*

                                                  PENSION OR RETIREMENT
                          AGGREGATE COMPENSATION   BENEFITS ACCRUED AS    ESTIMATED ANNUAL  TOTAL COMPENSATION FROM
                           FROM THE INVESTMENT    PART OF THE INVESTMENT   BENEFITS UPON     THE INVESTMENT COMPANY
TRUSTEE                          COMPANY             COMPANY EXPENSES        RETIREMENT         PAID TO TRUSTEES
------------------------  ----------------------  ----------------------  ----------------  ------------------------
Lynn L. Anderson                 $     0                     $0                  $0                $        0
Paul E. Anderson                 $20,000                     $0                  $0                $31,263.16*
Paul Anton, PhD.                 $20,000                     $0                  $0                $31,263.16*
William E. Baxter                $20,000                     $0                  $0                $31,263.16*
Lee C. Gingrich                  $20,000                     $0                  $0                $31,263.16*
Eleanor W. Palmer                $20,000                     $0                  $0                $31,263.16*
George F. Russell, Jr.           $     0                     $0                  $0                $        0

* The Trustees received $11,263 for service as trustees on the Board of Trustees for the Russell Insurance Funds ($4,000 of which is for services during 1996).


                             OPERATION OF THE TRUST

SERVICE PROVIDERS. Most of the Trust's necessary day-to-day operations are performed by separate business organizations under contract to the Trust. The principal service providers are:

Consultant                                               Frank Russell Company
Advisor, Administrator, Transfer and Dividend            Frank Russell Investment Management Company
 Disbursing Agent

Money Managers                                           Multiple professional discretionary investment management
                                                                               organizations
Custodian and Portfolio                                  State Street Bank and Trust Company
Accountant

CONSULTANT. Frank Russell Company, the corporate parent of FRIMCo, was responsible for organizing the Trust and provides ongoing consulting services, described in the Prospectuses, to the Trust and FRIMCo.

Frank Russell Company provides comprehensive consulting and money manager evaluation services to institutional clients, including FRIMCo and Frank Russell Trust Company, and to high net worth individuals and families ($100 million) through its Russell Private Investment Division. Frank Russell Company also provides: (i) consulting services for international investment to these and other clients through its International Division and its wholly owned subsidiaries, Frank Russell Company London (Frank Russell Company Limited), Frank Russell Canada (Frank Russell Canada Limited/Limitee), Frank Russell Australia (Frank Russell Company Pty., Limited), Frank Russell Japan, Frank Russell AG (Zurich), Frank Russell Company S.A. (Paris), Frank Russell Company (N.Z.) Limited (Auckland), and Frank Russell Investments (Delaware), Inc., and
(ii) investment account and portfolio evaluation services to corporate pension plan sponsors and institutional money managers through its Russell Data Services Division. Frank Russell Securities, Inc., a wholly owned subsidiary of Frank Russell Company, carries on an institutional brokerage business. Frank Russell Capital Inc., a wholly owned subsidiary of Frank Russell Company, carries on an investment banking business as a registered broker-dealer. Frank Russell Trust Company, a wholly-owned subsidiary of Frank Russell Company, provides comprehensive trust and investment management services to corporate pension and profit-sharing plans. Frank Russell Investments (Cayman) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell Investment (Ireland) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell International Services Co., Inc., a wholly owned subsidiary of Frank Russell Company, provides services to US personnel secunded to overseas enterprises. Russell Fiduciary Services Company, a wholly owned subsidiary of Frank Russell Company, provides fiduciary services to pension and welfare benefit plans and other institutional investors. The mailing address of Frank Russell Company is 909 A Street, Tacoma, WA 98402.

ADVISOR AND ADMINISTRATOR. Frank Russell Investment Management Company provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds. Prior to January 1, 1999, FRIMCo provided advisory and administrative services to the Funds pursuant to one Management Agreement for which each Fund paid a single fee. Effective January 1, 1999, FRIMCo's advisory and
administrative services are provided under separate agreements.   FRIMCo
provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties such as the money managers and custodian. FRIMCo also develops the investment programs for each of the Funds, selects money managers for the Funds (subject to approval by the Board), allocates assets among money managers, monitors the money managers' investment programs and results, and may exercise investment discretion over assets invested in the Funds' Liquidity Portfolio. (See, "Investment Policies--Liquidity Portfolio.") FRIMCo also acts as the Trust's transfer agent, dividend disbursing agent and as the money manager for the Money Market and US Government Money Market Funds. FRIMCo, as agent for the Trust, pays the money managers' fees for the Funds, as a fiduciary for the Funds.

Prior to April 1, 1995, the Equity I, Equity II, Equity III, Equity Q, Equity T, International, Emerging Markets, Fixed Income I, Fixed Income III, Short Term Bond, and Money Market Funds paid no management fee to FRIMCo. Each shareholder entered into a written Asset Management Services Agreement with FRIMCo and agreed to pay annual fees, billed quarterly on a pro rata basis and calculated as a specified percentage of the average assets which the shareholder had invested at each month end in any of the Funds. Beginning April 1, 1995, the Trust's Management Agreement was amended to provide that each of those Funds will pay an annual management fee directly to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of those Funds. (See the applicable Prospectus for annual percentage rates.) A shareholder of any of those Funds would continue to enter into a separate written agreement with FRIMCo to obtain separate individual shareholder services, and therefore would pay fees under such agreement based on a specified percentage of average assets which are subject to the agreement concerning FRIMCo's provision of individual shareholder investment services with respect to that shareholder.

Each of the Funds pays an annual advisory fee and an annual administrative fee directly to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. (See the applicable Prospectus for the Funds' annual percentage rates.)

The following Funds paid FRIMCo the listed management fees for the years ended December 31, 1997, 1996 and 1995 (representing the fee paid for both advisory and administrative services):

                                                                YEARS ENDED
                                         -----------------------------------------------------
                                           12/31/97               12/31/96            12/31/95
                                         ----------             ----------          ----------
Diversified Equity                       $6,906,245             $4,728,098          $3,842,471
Special Growth                            4,556,999              3,307,757           2,588,270
Equity Income                             1,721,974              1,504,153           1,314,461
Quantitative Equity                       6,616,377              4,455,041           3,469,134
International Securities                  7,751,289              6,498,479           5,723,534
Real Estate Securities                    4,428,351              2,943,292           2,065,552
Diversified Bond                          2,755,500              2,360,391           2,308,823
Multistrategy Bond                        2,225,087              1,673,473           1,217,039
Tax Exempt Bond                             361,226                312,456             294,007
U.S. Government Money Market                 78,288                481,642             338,745
Tax Free Money Market                       160,163                234,929             214,949

For the years ended December 31, 1997 and 1996, the following Funds paid FRIMCo the following management fees (representing the fee paid for both advisory and administrative services):

                                                   YEARS ENDED
                                         -------------------------------
                                          12/31/97             12/31/96
                                         ----------           ----------
 Equity I                                $6,457,044           $5,261,926
 Equity II                                3,226,955            2,448,618
 Equity III                               1,381,167            1,340,374
 Equity Q                                 6,049,752            4,392,254
 Equity T                                   375,054               21,443
 International                            7,576,927            6,569,285
 Emerging Markets                         4,167,163            2,773,817
 Fixed Income I                           2,149,298            1,977,178
 Fixed Income III                         1,835,798            1,483,875
 Short Term Bond                          1,184,588              988,312
 Money Market                               194,030            1,437,186

Equity T Fund commenced operations on October 7, 1996.

The Trust's Advisory Agreement also provides that if any Fund's expenses (exclusive of interest and taxes) exceed specified limits imposed by the Manager on an annual basis, such excess will be paid by FRIMCo. The Manager has voluntarily agreed to waive a portion of its 1.20% combined advisory and administrative fees for the Emerging Markets Fund, to the extent total fund level expenses for the Fund exceed 1.95% of its average daily net assets on an annual basis. There were no waivers by the Manager for the twelve months ended December 31, 1997.

The Manager has voluntarily agreed to waive a portion of its 0.75% combined advisory and administrative fees for the Equity T Fund, up to the full amount of those fees, equal to the amount by which the Fund's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis. In addition, the Manager has voluntarily agreed to reimburse the Fund for any remaining Fund operating expenses after any Manager waiver which exceed 1.00% of the Fund's average daily net assets on an annual basis. The amount of such waiver for the twelve months ended December 31, 1997 was $45,699.

The Manager had voluntarily agreed to waive its 0.25% management fee for the Money Market Fund through October 14, 1997 and 0.15% of its management fee from October 15, 1997 through December 31, 1997. The amount of fees waived for the twelve months ended December 31, 1997 was $1,611,140.

The Manager had voluntarily agreed to waive its 0.25% management fee for the US Government Money Market Fund through August 31, 1997 and to waive 0.13% of its management fee from September 1, 1997 through December 31, 1997. The amount of fees waived for the twelve months ended December 31, 1997 was $463,787.

Effective January 1, 1997, the Manager has voluntarily agreed to waive its 0.10% combined advisory and administrative fees for the Tax Free Money Market Fund. The amount of such waiver for the twelve months ended December 31, 1997 was $106,776.

The Trust's Advisory Agreement also provides that if any Fund's expenses (exclusive of interest and taxes) exceed specified limits imposed by the Manager on an annual basis, such excess will be paid by FRIMCo. The Manager has voluntarily agreed to waive a portion of its 0.65% combined advisory and administrative fees for the Multistrategy Bond Fund, to the extent that total fund level expenses for this Fund exceed 0.80% of its average daily net assets on an annual basis. The total amount of such waivers for the twelve months ended December 31, 1997 was $126,393.

The Trust's Advisory Agreement also provides that if any Fund's expenses (exclusive of interest and taxes) exceed specified limits imposed by the Manager on an annual basis, such excess will be paid by FRIMCo. The Manager has voluntarily agreed to waive a portion of its 0.55% combined advisory and administrative fees for the Fixed Income III Fund, to the extent total fund level expenses for the Fund exceed 0.75% of its average daily net assets on an annual basis. There were no waivers for the Fixed Income III Fund for the period ended December 31, 1997.

FRIMCo also provides, through its Russell Private Investment Division, investment advisory, consulting and money manager evaluation services to high net worth individuals and families.

FRIMCo is a wholly owned subsidiary of Frank Russell Company, a subsidiary of The Northwestern Mutual Life Insurance Company. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.

MONEY MANAGERS. Except with respect to the Money Market and US Government Money Market Funds, the money managers have no affiliations or relationships with the Trust or FRIMCo other than as discretionary managers for all or a portion of a Fund's portfolio, except some money managers (and their affiliates) may effect brokerage transactions for the Funds (see, "Brokerage Allocations" and "Brokerage Commissions"). Money managers may serve as advisers or discretionary managers for Frank Russell Trust Company, other investment vehicles sponsored or advised by Frank Russell Company or its affiliates, other consulting clients of Frank Russell Company, other off-shore vehicles and/or for accounts which have no business relationship with the Frank Russell Company organization.

From its advisory fees, FRIMCo, as agent for the Trust, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the period ended December 31, 1997, management fees paid to the money managers were: Equity I $2,425,193; Equity II $1,716,048; Equity III $439,093; Fixed Income I
$542,745; Short Term Bond $410,761; Fixed Income III $692,500; International $3,947,057; Equity Q $1,958,721; Equity T $170,958; Emerging Markets $2,396,288;
Diversified Equity $1,996,005; Special Growth $1,914,056; Equity Income $410,481; Diversified Bond $462,945; International Securities $3,188,600; Multistrategy Bond $751,497; Quantitative Equity $1,648,992; Real Estate Securities $1,529,207; Tax Exempt Bond $179,885 and Tax Free Money Market $103,973. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may receive investment research prepared by Frank Russell Company as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds through broker- dealer affiliates.

DISTRIBUTOR. Russell Fund Distributors, Inc. (the "Distributor") serves as the distributor of the Trust shares. The Distributor receives no compensation from the Trust for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of shares pursuant to the Trust's Rule 12b-1 Distribution Plan and Shareholder

Services Plan, respectively. The Distributor is a wholly owned subsidiary of FRIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

CUSTODIAN. State Street Bank and Trust Company ("State Street") serves as custodian for the Trust. State Street also provides the basic portfolio recordkeeping required by each of the Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee, in accordance with the following: domestic custody - an annual fee, payable monthly on a pro rata basis, based on the month-end net assets and geographic classification of the investments in the international funds; fund accounting -
(i) an annual fee of $18,000 - $25,000 per portfolio per fund, (ii) an annual fee of 0.015% - 0.030%, payable monthly on a pro rata basis, based on daily average net assets of each Fund; securities transaction charges from $7.50 to $100.00 per transaction; monthly pricing fees of $375.00 per portfolio and $6.00 to $16.00 per security; multiple class fees of $15,000 per year for each additional class of shares; and yield calculation fees of $4,200 per fixed income fund per year. State Street is reimbursed by the Funds for supplying certain out-of-pocket expenses, including postage, transfer fees, stamp duties, taxes, wire fees, telexes and freight. In addition, interest earned on invested cash balances is used to offset the Funds' custodian expense. The mailing address for State Street is 1776 Heritage Drive, North Quincy, MA 02171.

TRANSFER AND DIVIDEND DISBURSING AGENT. FRIMCo serves as Transfer Agent for the Trust. For this service, FRIMCo is paid a per account fee for transfer agency and dividend disbursing services provided to the Trust. From this fee FRIMCo compensates unaffiliated agents who assist in providing these services. FRIMCO is also reimbursed by the Trust for certain out-of-pocket expenses, including postage, taxes, wires, stationery and telephone. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.

ORDER PLACEMENT DESIGNEES. The Trust has authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for Trust shares. Certain Financial Intermediaries are authorized, subject to approval of the Trust's Distributor, to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund's net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to the Trust.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP serves as the independent accountants of the Trust. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with generally accepted auditing standards and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is One Post Office Square, Boston, MA 02109.

PLAN PURSUANT TO RULE 18f-3. On February 23, 1995, the Securities and Exchange Commission (the "SEC") adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of trustees that is filed with the SEC. At a meeting held on April 22, 1996, the Board adopted a plan pursuant to Rule 18f-3 (the "Rule 18f-3 Plan") on behalf of each Multiple Class Fund. At a meeting held on June 3, 1998, the Board amended the Rule 18f-3 Plan to create classes for the Institutional Funds. On November 9, 1998, the Board again amended the Rule 18f-3 Plan to revise the previously authorized classes. For purposes of this Statement of Additional Information, each Fund that issues multiple classes of shares is referred to as a "Multiple Class Fund." The key features of the Rule 18f-3 plan are as follows: shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class of shares offered in connection with a Rule 12b-1 plan would bear certain fees under its respective Rule 12b-1 plan and would have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of shares may contain a conversion feature; (3) each class of shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of shares of a Multiple Class Fund might have different exchange privileges from another class; (6) each class of shares of a Multiple Class Fund would have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.

DISTRIBUTION PLAN. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Accordingly, the Multiple Class Funds have adopted a distribution plan (the "Distribution Plan") for the Multiple Class Funds' Class C Shares, which are described in the respective Funds' Prospectuses. In adopting the Distribution Plan, a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan (the "Independent Trustees"), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the Multiple Class Funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the Multiple Class Funds by enabling the Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a Multiple Class Fund would have.

The Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class C Shares for any activities or expenses primarily intended to result in the sale of Class C Shares of a Multiple Class Fund. Such payments by the Trust will be calculated daily and paid periodically and shall not be made less frequently than quarterly. Any amendment to increase materially the costs that a Multiple Class Fund's Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the lesser of
(a) more than fifty percent (50%) of the outstanding Shares of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of a Multiple Class Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding Shares of such Fund are present or represented by proxy. The Distribution Plan does not provide for the Multiple Class Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Distribution Plan may not be amended without approval of the holders of the Class C Shares. The Distribution Plan and material amendments to it must be approved annually by all of the Trustees and by the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. The Distribution Plan is terminable, as to a Multiple Class Fund's Shares, without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of a Multiple Class Fund or
(b) sixty-seven percent (67%) or more of the Shares of a Multiple Class Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding Shares of such Fund are present or represented by proxy.

Under the Distribution Plan, the Multiple Class Funds may also enter into agreements ("Selling Agent Agreements") with Financial Intermediaries and with the Distributor ("Selling Agents"), to provide shareholder servicing with respect to Multiple Class Fund shares held by or for the customers of the Financial Intermediaries. Such arrangements are more fully described in the Multiple Class Funds' Prospectuses under "Distribution and Shareholder Services Plans."

Under the Distribution Plan, the following Multiple Class Funds' Class E Shares (which are no longer subject to the Distribution Plan) accrued expenses in the following amounts, payable to the Distributor, for the period ended December 31, 1997 (these amounts were for compensation to dealers):

 Diversified Equity                                        $4,139
 Special Growth                                             7,653
 Equity Income                                              1,093
 Quantitative Equity                                        5,584
 International Securities                                   4,223
 Real Estate Securities                                       863
 Diversified Bond                                           6,525

No Class C Shares were issued during the period ended December 31, 1997.

SHAREHOLDER SERVICES PLAN. A majority of the Trustees, including a majority of the Independent Trustees, has also adopted, on behalf of each Multiple Class Fund a Shareholder Services Plan pertaining to such Funds' Class C Shares (the "Service Plan"), effective April 22, 1996, and such Service Plan was amended on June 3, 1998, to include Class E Shares and shares of the Premier Class.

Under the Service Plan, the Trust may compensate the Distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Shares of the Class C, Class E or Premier Class, offering such Shares ("Servicing Agents"), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Shares of the Trust's Class C, Class E or Premier Class. Such payments by the Trust will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Shares any Class C, Class E or Premier Class may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund's Shares.


Among other things, the Service Plan provides that (1) the Distributor shall provide to the Trust's officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Trustees, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Multiple Class Fund's Shares, by a vote of a majority of the Independent Trustees.

Under the Service Plan, the following Multiple Class Funds' Class E Shares accrued expenses in the following amounts payable to the Distributor, for the period ended December 31, 1997:

 Diversified Equity                                        $2,587
 Special Growth                                             4,783
 Equity Income                                                683
 Quantitative Equity                                        3,490
 International Securities                                   2,640
 Real Estate Securities                                       539
 Diversified Bond                                           4,078

Class C Shares and Premier Class Shares were not issued during the period ended December 31, 1997.

FUND EXPENSES. The Funds will pay all their expenses other than those expressly assumed by FRIMCo. The principal expense of the Funds is the annual advisory fee and the annual administrative fee, each payable to FRIMCo. The Funds' other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, and portfolio and shareholder recordkeeping services, and maintenance of tax records (except for Money Market, Tax Exempt Bond, U.S. Government Money Market, Equity T and Tax Free Money Market Funds); state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of the Trust to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Other common expenses are allocated among the Funds based primarily upon their relative net assets.

As of the date of this Statement, FRIMCo has voluntarily agreed to waive all or a portion of its management fee with respect to certain Funds. These limits may be changed or rescinded at any time. (See, the applicable Prospectuses for the expense guarantees.)

VALUATION OF FUND SHARES. The net asset value per share is calculated for each Fund Class on each business day on which shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange ("NYSE") is open for trading, and for the Money Market, U.S. Government Money Market, and Tax Free Money Market Funds, any day on which both the NYSE is open for trading and the Boston Federal Reserve Bank is open for business. Currently, the NYSE is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Boston Federal Reserve Bank is open for business Good Friday and every day the NYSE is open, except Columbus Day and Veterans' Day.

The International, Emerging Markets, International Securities, Fixed Income I, Diversified Bond, Fixed Income III and Multistrategy Bond Funds' portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Funds do not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless FRIMCo determines that a particular event would materially affect the net asset value.

PORTFOLIO TRANSACTION POLICIES. Generally, securities are purchased for the Equity I, Equity III, Equity Q, International, Emerging Markets, Fixed Income I, Diversified Equity, Equity Income, Quantitative Equity, International Securities, Real Estate Securities and Diversified Bond Funds for investment income and/or capital appreciation and not for short-term trading profits. However, these Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their money managers. Equity II, Fixed Income III, Special Growth, Short Term Bond, Multistrategy Bond and Tax Exempt Bond Funds trade more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for these Funds. Conversely, the Equity T Fund, which seeks to minimize the impact of taxes on its shareholders, attempts to limit short-term capital gains and to minimize the realization of net long-term capital gains. These policies are expected to result in a low portfolio turnover rate for the Equity T Fund.

The portfolio turnover rates for certain Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Decisions to buy and sell securities for each Fund are made by a money manager independently from other money managers. Thus, one money manager could be selling a security when another money manager for the same Fund is purchasing the same security thereby increasing the Fund's portfolio turnover ratios and brokerage commissions. The Funds' changes of money managers may also result in a significant number of portfolio sales and purchases as the new money manager restructures the former money manager's portfolio. In view of the Equity T Fund's investment objective and policies, the Fund's ability to change money managers may be constrained.

The Funds, except the Tax Exempt Bond and Equity T Funds, do not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

PORTFOLIO TURNOVER RATE. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.

The portfolio turnover rates for the last two years for each Fund (other than the Money Market, US Government Money Market and Tax Free Money Market Funds) were:

                                                YEARS ENDED
                                        ----------------------------
                                        12/31/97            12/31/96
                                        --------            --------
Equity I                                   111%                100%
Equity II                                  103                 121
Equity III                                 129                 101
Equity Q                                    95                  75
Equity T*                                   39                   9
International                               79                  43
Emerging Markets                            51                  35
Fixed Income I                             166                 147
Fixed Income III                           275                 144
Diversified Equity                         114                 100
Special Growth                              97                 118
Equity Income                              139                 106
Quantitative Equity                         88                  74
International Securities                    74                  42
Real Estate Securities                      49                  52
Diversified Bond                           172                 139
Short Term Bond                            213                 264
Multistrategy Bond                         264                 145
Tax Exempt Bond                             41                  74

*  Equity T Fund commenced operations on October 7, 1996.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities (see "Taxes").

BROKERAGE ALLOCATIONS. Transactions on US stock exchanges involve the payment of negotiated brokerage commissions; on non-US exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes an undisclosed payment in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the money manager. The Trust's advisory agreements with FRIMCo and the money managers provide, in substance and subject to specific directions from officers of the Trust or FRIMCo, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Securities will ordinarily be purchased in the primary markets, and the money manager shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, the advisory agreements authorize FRIMCo and the money managers, respectively, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund, FRIMCo and/or to the money manager (or their affiliates). FRIMCo and the money managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commissions another broker or dealer would have charged for effecting that transaction. FRIMCo or the money manager, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which FRIMCo or the money manager exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Trust's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

FRIMCo arranges for the purchase and sale of Trust's securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. FRIMCo may select brokers and dealers which provide it with research services and may cause the Trust to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable FRIMCo to supplement its own research and analysis.

Frank Russell Securities, Inc. ("Securities"), an affiliate of FRIMCo, refunds up to 70% of the commissions paid to the Funds effecting such transactions, after reimbursement for research services provided to FRIMCo. As to brokerage transactions effected by money managers on behalf of the Funds through Securities, at the request of the FRIMCo, research services obtained from third party service providers at market rates are provided to the Funds by Securities. Such research services include performance measurement statistics, fund analytics systems and market monitoring systems. As to other brokerage transactions effected by the Funds through Securities, research services provided by Frank Russell Company and Russell Data Services are provided to the money managers. Such services include market performance indices, investment adviser performance information and market analysis. This arrangement is used by the Equity I, Equity II, Equity III, Equity Q, Equity T, International, Emerging Markets, Diversified Equity, Special Growth, Equity Income, Quantitative Equity, International Securities and Real Estate Securities Funds.

BROKERAGE COMMISSIONS. The Board reviews, at least annually, the commissions paid by the Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds. Frank Russell Company maintains an extensive data base showing commissions paid by institutional investors, which is the primary basis for making this evaluation. Certain services received by FRIMCo or money managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the money manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the money managers are not reduced by reason of their receipt of such brokerage and research services.

During the last three years, the brokerage commissions paid by the Funds were:

                                                     YEARS ENDED DECEMBER 31,
                                 ----------------------------------------------------------------
                                         1997                  1996                  1995
                                 --------------------  --------------------  --------------------
Equity I                              $ 2,525,291           $ 1,988,671            $1,492,270
Equity II                                 743,450               863,209               452,355
Equity III                                540,862               616,005               470,068
Equity Q                                1,323,995               950,684               663,851
Equity T*                                  40,539                10,305                    --
International                           2,679,272             1,770,839             1,467,692
Emerging Markets                        1,722,534               964,725             1,039,478
Diversified Equity                      2,340,509             1,360,214             1,118,548
Special Growth                            828,211               893,203               467,162
Equity Income                             515,622               507,754               413,220
Quantitative Equity                     1,069,927               744,245               561,459
International Securities                2,193,334             1,284,042             1,251,533
Real Estate Securities                    641,659               915,952               419,508
                                      -----------           -----------            ----------
  Total                               $17,165,205           $12,869,848            $9,817,144
                                      ===========           ===========            ==========

*  Equity T commenced operations on October 7, 1996.

The principal reasons for changes in several Funds' brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, and (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Fixed Income I, Fixed Income III, Diversified Bond, Short Term Bond, Multistrategy Bond, Tax Exempt Bond, Money Market, US Government Money Market and Tax Free Money Market Funds normally do not pay a stated brokerage commission on transactions.

During the year ended December 31, 1997, approximately $414,903 of the brokerage commissions of the Funds were directed to brokers who provided research services to FRIMCo. The research services included industry and company analysis, portfolio strategy reports, economic analysis, and statistical data pertaining to the capital markets.

Gross brokerage commissions received by affiliated broker/dealers from affiliated and non-affiliated money managers for the year ended December 31, 1997, from portfolio transactions effected for the Funds, were as follows:

                                                                                                 PERCENT OF TOTAL
AFFILIATED BROKER/DEALER                                                COMMISSIONS                 COMMISSIONS
----------------------------------------------------------------  -----------------------  -----------------------------
Autranet, Inc.                                                           $    8,785                    0.05%
BZW Barclays Global Investor Services                                         3,900                    0.02
Donaldson, Lufkin & Jenrette                                                 62,341                    0.35
Dresdner Bank AG                                                             11,550                    0.06
Frank Russell Securities                                                  1,308,583                    7.36
Jardine-Fleming Securities                                                   18,465                    0.10
J.P. Morgan Securities, Inc.                                                 51,324                    0.29
Kleinwort Benson North America                                               33,114                    0.19
Ord Minnett, Inc.                                                             7,112                    0.04
Robert Fleming, Inc.                                                         26,614                    0.15
Robinson-Humphrey, Inc.                                                       3,600                    0.02
Salomon Brothers, Inc.                                                      118,611                    0.67
Smith Barney, Inc.                                                          129,297                    0.73
                                                                         ----------                   -----
Total Affiliated Commissions                                             $1,783,296                   10.03%
                                                                         ----------                   -----

The percentage of total affiliated transactions (relating to trading activity) to total transactions during the year ended December 31, 1997 for the Funds was 15.41%.

During the year ended December 31, 1997, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker-dealer securities held as of December 31, 1997, was as follows:

                                 BEAR           FIRST          GOLDMAN          MERRILL          MORGAN
FUND                           STEARNS          BOSTON       SACHS & CO.         LYNCH           STANLEY
------------------------------------------------------------------------------------------------------------
Equity I                          $668,000                                       $5,806,000       $8,842,000
------------------------------------------------------------------------------------------------------------
Equity II
------------------------------------------------------------------------------------------------------------
Equity III                                                                                        $2,418,000
------------------------------------------------------------------------------------------------------------
Equity Q                                                                         $1,962,000       $6,802,000
------------------------------------------------------------------------------------------------------------
Fixed Income I                                    $460,000                       $3,856,000       $  377,000
------------------------------------------------------------------------------------------------------------
Fixed Income III                                  $481,000      $1,058,000       $2,425,000       $1,187,000
------------------------------------------------------------------------------------------------------------
Money Market
------------------------------------------------------------------------------------------------------------
Equity T
------------------------------------------------------------------------------------------------------------
Diversified Equity                $568,000                                       $5,098,000       $8,160,000
------------------------------------------------------------------------------------------------------------
Special Growth
------------------------------------------------------------------------------------------------------------
Equity Income                                                                                     $2,205,000
------------------------------------------------------------------------------------------------------------
Quantitative Equity                                                              $1,707,000       $5,915,000
------------------------------------------------------------------------------------------------------------
Diversified Bond                                                                 $2,728,000       $  134,000
------------------------------------------------------------------------------------------------------------
Short Term Bond                                                                  $2,263,000
------------------------------------------------------------------------------------------------------------
Multistrategy Bond                $506,000                      $  698,000                        $1,187,000
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
At December 31, 1997, the Funds did not have any holdings in the following top 10 broker-dealers:
------------------------------------------------------------------------------------------------------------
- Frank Russell Securities
------------------------------------------------------------------------------------------------------------
- Investment Technology
------------------------------------------------------------------------------------------------------------
- Instinet Corp.
------------------------------------------------------------------------------------------------------------
- James Capel
------------------------------------------------------------------------------------------------------------
- S.G. Warburg
------------------------------------------------------------------------------------------------------------

YIELD AND TOTAL RETURN QUOTATIONS. The Funds compute their average annual total return by using a standardized method of calculation required by the SEC and report average annual total return for each class of shares which they offer. Because the Class C Shares are subject to a 12b-1 Fee and a shareholder services fee, the average annual total return performance of the Class C Shares may be different than the average annual total return performance of other classes of Shares.

Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

 P(1+T)n  =  ERV

Where:    P   =  a hypothetical initial payment of $1,000;
          T   =  average annual total return;
          n   =  number of years; and
         ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof).

The calculation assumes that all dividends and distributions of each Fund are reinvested at the price stated in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for all classes of Shares are reported in the respective Prospectuses.

Yields are computed by using standardized methods of calculation required by the SEC. Similar to average annual total return calculations, a Fund calculates yields for each class of shares which it offers. Yields for Funds other than Funds investing primarily in money market instruments (the "Money Market Funds") are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b+1)/6/-1]
                                    ---------------
                                          cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
         d = the maximum offering price per share on the last day of the period

The yields for the Funds investing primarily in fixed income instruments are reported in the respective Prospectuses.

Each Money Market Fund computes its current annualized and compound effective annualized yields using standardized methods required by the SEC. The annualized yield for each Money Market Fund is computed by (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7 and subtracting 1.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because each Money Market Fund's yield fluctuates, its yield cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, length of maturities of portfolio securities, the methods used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce effective yield.

Current and effective yields for the Class S Shares of the Money Market Funds are reported in the Funds' respective Prospectuses.

Each Fund may, from time to time, advertise non-standard performances, including average annual total return.

Each Fund may compare its performance with various industry standards of performance, including Lipper Analytical Services, Inc. or other industry publications, business periodicals, rating services and market indexes.

Tax-equivalent yields for the Tax Exempt Bond and Tax Free Money Market Funds are calculated by dividing that portion of the yield of the appropriate Fund as computed above which is tax exempt by one, minus a stated income tax rate and adding the product to that quotient, if any, of the yield of the Fund that is not tax exempt. The tax-equivalent yields for the Tax Exempt Bond and Tax Free Money Market Funds are reported in the Russell Funds' Prospectuses.


           INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS

Each Fund has certain fundamental investment objectives, restrictions and policies which may be changed only with the approval of a majority of the shareholders of that Fund. Other policies may be changed by a Fund without shareholder approval. The Funds' investment objectives are set forth in the respective Prospectuses.

INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made.

No Fund will:

  1. Invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies; and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such Fund. Investments by Funds, other than the Tax Free Money Market and U.S. Government Money Market Funds, in shares of the Money Market Fund are not subject to this restriction, or to Investment Restrictions 2, 3 and 13. (See, "Investment Policies -- Cash Reserves.")

  2. Invest 25% or more of the value of the Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities), but such concentration may occur incidentally as a result of changes in the market value of portfolio securities. This restriction does not apply to the Real Estate Securities Fund. The Real Estate Securities Fund may invest 25% or more of its total assets in the securities of companies directly or indirectly engaged in the real estate industry. The Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of US banks having net assets in excess of $100,000,000. (Refer to the description of the Real Estate Securities Fund and the Money Market Fund in the applicable Prospectuses for a description of each Fund's policy with respect to concentration in a particular industry.)

  3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

  4.  Invest in companies for the purpose of exercising control or management.

  5. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  6. Purchase or sell commodities or commodities contracts except stock index and financial futures contracts.

  7. Borrow money, except that the Fund may borrow as a temporary measure for extraordinary or emergency purposes, and not in excess of five percent of its net assets; provided, that the Fund may borrow to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced to the extent necessary to comply with this limitation within three days. Reverse repurchase agreements will not be considered borrowings for purposes of the foregoing restriction, provided that the Fund will not purchase investments when borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

  8. Purchase securities on margin or effect short sales (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments in connection with transactions in futures contracts and related options).

  9. Engage in the business of underwriting securities issued by others or purchase securities, except as permitted by the Tax Exempt Bond and Tax Free Money Market Funds' investment objectives.

  10. The Trust will not participate on a joint or a joint and several basis in any trading account in securities except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act. The "bunching" of orders for the sale or purchase of marketable portfolio securities with two or more Funds, or with a Fund and such other accounts under the management of FRIMCo or any money manager for the Funds to save brokerage costs or to average prices among them shall not be considered a joint securities trading account. The purchase of shares of the Money Market Fund by any other Fund shall also not be deemed to be a joint securities trading account.

  11. Make loans of money or securities to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; (ii) the entry into "repurchase agreements;" or (iii) the lending of portfolio securities in the manner generally described in the Funds' Prospectuses'.

  12. Purchase or sell options except to the extent permitted by the policies set forth in the sections "Certain Investments -- Options on Securities and Indices," "Certain Investments -- Foreign Currency Options," "Certain Investments -- Futures Contracts and Options on Future Contracts" and "Certain Investments -- Forward Foreign Currency Contracts" below. The Tax Exempt Bond and Tax Free Money Market Funds may purchase municipal obligations from an issuer, broker, dealer, bank or other persons accompanied by the agreement of such seller to purchase, at the Fund's option, the municipal obligation prior to maturity thereof.

  13. The Trust will not purchase the securities of other investment companies except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act.

  14. Purchase from or sell portfolio securities to the officers, Trustees or other "interested persons" (as defined in the 1940 Act) of the Trust, including the Fund's money managers and their affiliates, except as permitted by the 1940 Act, SEC rules or exemptive orders.

  15. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions, or issuing shares of beneficial interest in multiple classes.

  An additional fundamental policy is that Fixed Income I, Diversified Bond and Short Term Bond Funds may acquire convertible bonds which will be disposed of by the Funds in as timely a manner as is practical after conversion.

  For purposes of these investment restrictions, the Tax Exempt Bond and Tax Free Money Market Funds will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; the non-governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.



INVESTMENT POLICIES.

   CASH RESERVES. Each Fund, except the Money Market, U.S. Government Money Market and Tax Free Money Market Funds, and their money managers, may elect to invest the Fund's cash reserves in the Money Market Fund. The Money Market Fund and the Funds investing in the Money Market Fund treat such investments as the purchase and redemption of Money Market Fund shares. Any Fund investing in the Money Market Fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains and net assets of the Money Market Fund, and will have all rights and obligations of a shareholder as provided in the Trust's Master Trust Agreement, including voting rights. However, shares of the Money Market Fund issued to other Funds will be voted by the Trustees in the same proportion as the shares of the Money Market Fund which are held by shareholders that are not Funds. Funds investing in the Money Market Fund currently do not pay a management fee to the Money Market Fund and thus do not pay duplicative management fees, as FRIMCO waives a portion of its management fee due from those Funds in an amount that offsets the management fee it receives from the Money Market Fund in respect of those investments.

   LIQUIDITY PORTFOLIO. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may effect a Fund's performance since the money manager sells the securities for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests.

   The holding of significant amounts of cash is contrary to the investment objectives of the Equity I, Equity II, Equity III, Equity Q, Equity T, International, Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds. The more cash these Funds hold, the more difficult it is for their returns to meet or surpass their respective benchmarks.

   A Liquidity Portfolio addresses this potential detriment by having FRIMCo or a money manager selected for this purpose create an equity exposure for cash reserves through the use of options and futures contracts. This will enable the Funds to hold cash while receiving a return on the cash which is similar to holding equity securities.

   MONEY MARKET INSTRUMENTS. The Money Market, US Government Money Market and Tax Free Money Market Funds expect to maintain, but do not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing their Fund shares at "amortized cost." The Money Market Funds will maintain a dollar-weighted average maturity of 90 days or less. Each of the Funds will invest in securities with maturities of 397 days or less at the time from the trade date or such other date upon which a Fund's interest in a security is subject to market action. Each Fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Funds' securities. The procedures also address such matters as diversification and credit quality of the securities the Funds purchase, and were designed to ensure compliance by the Funds with the requirements of Rule 2a-7 of the 1940 Act. For additional information concerning these Funds, refer to the respective Prospectuses.

  RUSSELL 1000 INDEX. The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization. The Index does not include cross corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization.

Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities and American Depository Receipts.

   The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. These changes are expected to represent less than 1% of the total market capitalization of the Index. Changes for mergers and acquisitions are made when trading ceases in the acquirer's shares. The 1,001st largest US company by capitalization is then added to the Index to replace the acquired stock.

CERTAIN INVESTMENTS.

   REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with the seller -- a bank or securities dealer -- who agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by a Fund have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. Repurchase agreements assist a Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US government securities whose creditworthiness is continually monitored and found satisfactory by the Funds' money managers.

   REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund's money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio securities' market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect.

   HIGH RISK BONDS. The Funds, other than the Emerging Markets, Fixed Income III and Multistrategy Bond Funds, do not invest assets in securities rated less than BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's are the lowest ratings which are considered "investment grade." The Funds, other than the Emerging Markets, Fixed Income III and Multistrategy Bond Funds, will dispose of securities which they have purchased which drop below these minimum ratings.

   Securities rated BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories. Securities receiving S&P's BBB rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories.

   Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

   RISK FACTORS. The growth of the market for lower rated debt securities has paralleled a long period of economic expansion. Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

   In addition, the markets in which low rated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's shares.

   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

   The money managers of the Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

   ILLIQUID SECURITIES. The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A, as explained in the respective Prospectuses) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

   The guidelines adopted by the Board for the determination of liquidity of securities take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

   DELAYED DELIVERY TRANSACTIONS. A Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" or "when-issued" transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

   Additionally, under certain circumstances, the International, International Securities and Emerging Markets Funds may occasionally engage in "free trade" transactions in which delivery of securities sold by the Fund is made prior to the Fund's receipt of cash payment therefor or the Fund's payment of cash for portfolio securities occurs prior to the Fund's receipt of those securities. "Free trade" transactions involve the risk of loss to a Fund if the other party to the "free trade" transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.

   LENDING PORTFOLIO SECURITIES. Cash collateral received by a Fund when it lends its portfolio securities is invested in high-quality short-term debt instruments, short-term bank collective investment and money market mutual funds (including funds advised by the Custodian, for which it may receive an asset-based fee), and other investments meeting certain quality and maturity established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities then to pay for lending transaction costs, and then the remainder is divided between the Fund and the lending agent.

   Each Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.

   The Trust may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.

   OPTIONS AND FUTURES. The Funds, other than the Money Market, US Government Money Market and Tax Free Money Market Funds, may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that the Board determines that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be "covered" or "secured" and that futures and options on futures contracts will be used only for hedging purposes).

   OPTIONS ON SECURITIES AND INDEXES. Each Fund, except as noted above, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities. The Funds intend to purchase and write call and put options on specific securities.

   An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

   A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

   A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are placed in a segregated account by the Custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with the Custodian liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian. A put option on a security or an index is "covered" if the Fund maintains liquid assets equal to the exercise price in a segregated account with the Custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian.

   If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

   To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

   Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

   A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

   The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

   RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

   If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

   There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

   As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

   If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

   OPTIONS ON FOREIGN CURRENCY. A Fund may purchase and write put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-trade options.

   FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, or stock index futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500; the Russell 2000(R); Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; US Treasury bonds; US Treasury notes; GNMA Certificates; three-month US Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

   Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

   As long as required by regulatory authorities, each Fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

   A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is "covered."

   When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the Custodian (or broker, if legally permitted) a specified amount of cash or US government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

   A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

   Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

   LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. A Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

   When purchasing a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

   When selling a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).

   When selling a call option on a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

   When selling a put option on a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

   In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") pursuant to which the Funds avoid being deemed to be "commodity pools," the Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund as determined under the CFTC Rules.

   The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures contracts or forward contracts. See "Taxation."

   RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

   Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

   There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

   ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACT AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

   HEDGING STRATEGIES. Stock index futures contracts may be used by the Equity I, Equity II, Equity III, Equity Q, International, Emerging Markets, Diversified Equity, Special Growth, Equity Income, Quantitative Equity, Equity T and International Securities Funds as an "equitization" vehicle for cash reserves held by the Funds. For example: equity index futures contracts are purchased to correspond with the cash reserves in each of the Funds. As a result, a Fund will realize gains or losses based on the performance of the equity market corresponding to the relevant indexes for which futures contracts have been purchased. Thus, each Fund's cash reserves always will be fully exposed to equity market performance.

   Financial futures contracts may be used by the International, Emerging Markets, Fixed Income I, Fixed Income III, International Securities, Diversified Bond, Short Term Bond, Multistrategy Bond and Tax Exempt Bond Funds as a hedge during or in anticipation of interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed income securities held in a Fund's portfolio would decline, but the futures contract value would decrease, partly offsetting the loss in value of the fixed-income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

   The Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

   When purchasing a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

   FOREIGN CURRENCY FUTURES CONTRACTS. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

   A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

   The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the US dollar. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

   RISK FACTORS. There are certain investment risks in using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Tax Exempt Bond Fund since financial futures contracts that may be engaged in are on taxable securities rather than tax exempt securities. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy.

   In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

   FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds may engage in forward foreign currency exchange transactions to hedge against uncertainty in the level of future exchange rates. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts ("forward contract") to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency--for example, to exchange a certain amount of US dollars for a certain amount of Japanese yen--at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund's forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may, however, enter into a position hedging transaction with respect to a currency other than that held in the Funds' portfolios, if such a transaction is deemed a hedge. If a Fund enters into this type of hedging transaction, liquid assets will be placed in a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into US dollars or into other appropriate currencies.

   At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a Fund.

   The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

   If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

   Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

   The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.

   A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

   Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.

   DEPOSITORY RECEIPTS. A Fund may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Fund's investment policies, the Fund's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

   ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into US dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Funds may invest in sponsored and unsponsored ADRs.

   INDEXED COMMERCIAL PAPER. Indexed commercial paper is US-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the US dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on US-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the US dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Currently only the Fixed Income III and Multistrategy Bond Funds intend to invest in indexed commercial paper, and then only for hedging purposes. The staff of the SEC is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security." If required by the appropriate authorities to assure that investments in indexed commercial paper are not used to achieve investment leverage, a Fund will segregate liquid assets in an amount at all times equal or exceeding the Fund's commitment with respect to these contracts.

   US GOVERNMENT OBLIGATIONS. The types of US government obligations the Funds may purchase include: (1) a variety of US Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) US Treasury bills at time of issuance have maturities of one year or less, (b) US Treasury notes at time of issuance have maturities of one to ten years and (c) US Treasury bonds at time of issuance generally have maturities of greater than ten years;
(2) obligations issued or guaranteed by US government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the US Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the US government will provide financial support to such US government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Funds may purchase US government obligations on a forward commitment basis.

   VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as 90-day US Treasury Bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

   The U.S. Government Money Market Fund may purchase variable rate US government obligations which are instruments issued or guaranteed by the US government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate US government obligations whose interest rates are readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

   VARIABLE AMOUNT MASTER DEMAND NOTES. The Money Market and U.S. Government Money Market Funds, consistent with their fundamental investment objectives, may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.

   ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The forms of mortgage-related and other asset-backed securities the Funds may invest in include the securities described below:

   MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which in effect are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

   COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or "tranches"), with each class bearing a different stated maturity.

   ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

   RISK FACTORS. Prepayment of principal on mortgage or asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, the value of mortgage-related securities is affected by fluctuations in interest rates.

   LOAN PARTICIPATIONS. The Fixed Income III and Multistrategy Bond Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. In purchasing the loan participations, a Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale.

   MUNICIPAL OBLIGATIONS. "Municipal obligations" are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes.

     MUNICIPAL BONDS. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications -- General Obligation Bonds and Revenue Bonds.

        GENERAL OBLIGATION BONDS - are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

        REVENUE BONDS - are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

        INDUSTRIAL DEVELOPMENT BONDS - are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds. The payment of the principal and interest on such bonds is dependent on the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

     MUNICIPAL NOTES. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:

        TAX ANTICIPATION NOTES - are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

        BOND ANTICIPATION NOTES - are issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.

        REVENUE ANTICIPATION NOTES - are issued in expectation of receipt of other types of revenues such as certain federal revenues.

        CONSTRUCTION LOAN NOTES - are sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

        PRE-REFUNDED MUNICIPAL BONDS - are bonds no longer secured by the credit of the issuing entity, having been escrowed with US Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

        TAX FREE COMMERCIAL PAPER - is a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.

        TAX FREE FLOATING AND VARIABLE RATE DEMAND NOTES - are municipal obligations backed by an obligation of a commercial bank to the issuer thereof which allows the issuer to issue securities with a demand feature, which, when exercised, usually becomes effective within thirty days. The rate of return on the notes is readjusted periodically according to some objective standard such as changes in a commercial bank's prime rate.

        TAX FREE PARTICIPATION CERTIFICATES - are tax free floating, or variable rate demand notes which are issued by a bank, insurance company or other financial institution or affiliated organization that sells a participation in the note. They are usually purchased by the Tax Exempt Bond and Tax Free Money Market Funds to maintain liquidity. The Funds' money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds, including the participation certificates.

        A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days' notice for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Funds' money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund shares, or (3) to maintain the required quality of its investment portfolios.

        The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.

     DEMAND NOTES. The Tax Exempt Bond and Tax Free Money Market Funds may purchase municipal obligations with the right to a "put" or "stand- by commitment." A "put" on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment is similar to a put except the seller of the commitment is obligated to purchase the municipal obligation on the same day the Fund exercises the commitment and at a price equal to the amortized cost of the municipal obligation plus accrued interest. The seller of the put or stand-by commitment may be the issuer of the municipal obligation, a bank or broker-dealer.

     The Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that the Funds' money managers continually believe satisfy the Funds' credit quality requirements. The ability of the Funds to exercise the put or stand-by commitment may depend on the seller's ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand-by commitment for financial reasons, the Funds may, in the opinion of Funds' management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See, "Certain Investments -- Municipal Notes -- Tax Free Participation Certificates.")

     The Tax Exempt Bond and Tax Free Money Market Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days' notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.

   INTEREST RATE TRANSACTIONS. The Fixed Income III, Short Term Bond and Multistrategy Bond Funds may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the money managers and the Funds believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. To the extent that the Funds enter into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Funds will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

   The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was not used.

   A Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

   FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer.

   BRADY BONDS. The Fixed Income III, Multistrategy Bond, International Securities Funds may invest in Brady Bonds, the products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US-dollar) and are actively traded on the over-the-counter market. Brady Bonds have been issued only recently and accordingly they do not have a long payment history.

   CREDIT AND LIQUIDITY ENHANCEMENTS. The Money Market Funds may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Adverse changes in the credit quality of these institutions could cause losses to Money Market Funds that invest in these securities and may affect their share price.

                                     TAXES

   In order to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code, each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (exclusive of losses), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the total assets of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar or related trades or businesses.

   Notwithstanding the Distribution Requirement described above, which only requires each Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net 20% capital gain over net short-term capital loss), each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus prior-year shortfalls. For this and other purposes, dividends declared by a RIC in October, November or December of any calendar year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the RIC and received by shareholders on December 31 of such year if the dividends are paid by the RIC at any time through the end of the following January.

   From November 1, 1997 to December 31, 1997, the Emerging Markets Fund, U.S. Government Money Market Fund, and Tax Free Money Market Fund incurred net realized capital losses of $8,399,434, $1,427, and $200, respectively. As permitted by tax regulations, the Emerging Markets Fund, U.S. Government Money Market Fund and Tax Free Money Market Fund intend to elect to defer this loss and treat it as arising in the year ending December 31, 1998.

   At December 31, 1997, certain of the Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains of each succeeding year until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

FUND                                 12/31/98   12/31/99   12/31/01    12/31/02    12/31/03    12/31/04   12/31/05    TOTALS

Emerging Markets                    $       0  $       0     N/A     $        0   3,235,981  $        0  $       0  $3,235,981
Tax Exempt Bond                     $  17,292  $ 383,404     N/A     $  345,504  $  110,634  $   15,075  $       0  $  871,909
Money Market                        $       0  $       0     N/A     $        0  $   42,906  $      814  $       0  $   43,720
US Government Money Market          $       0  $       0     N/A     $    1,309  $    4,913  $    3,331  $   1,570  $   11,123
Tax Free Money Market               $       0  $       0     N/A     $        0  $        0  $        0  $   1,583  $    1,583

Fixed Income I Fund                       N/A        N/A   $   0     $8,058,364  $        0  $        0  $       0  $8,058,364

Short Term Bond Fund                   N/A        N/A     $ 948,478  $3,534,633  $  698,949  $1,746,912  $ 538,227  $7,467,199

   EQUITY T FUND. The fundamental documents establishing the Equity T Fund provide that the amount payable upon the redemption of shares of the Fund will be equal to ninety-nine percent of the net asset value per share. The one percent retained by the Fund will be treated by the Fund as a contribution to the capital of the Fund.

   EXEMPT INTEREST DIVIDENDS. The Tax Exempt Bond and Tax Free Money Market Funds do not intend to purchase any municipal obligations required, in the opinion of bond counsel, to be treated as a tax preference item by shareholders when determining their alternative minimum tax liability. Exempt income paid by the Funds is includable in the tax base for determining the extent to which a shareholder's Social Security or railroad retirement benefits will be subject to federal income tax. Shareholders are required to disclose their receipt of tax-exempt interest on their federal income tax returns. The Code also provides that interest on indebtedness incurred, or continued, to purchase or carry Tax Exempt Bond and Tax Free Money Market Funds shares, is not deductible; and that persons who are "substantial users" (or persons related thereto) of facilities financed by private activity bonds may not be able to treat the dividends paid by either Fund as tax free. Such persons should consult their tax advisers before purchasing shares of the Tax Exempt Bond or Tax Free Money Market Funds.

   ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The use of hedging instruments, such as options and futures contracts, involves specialized and complex rules that will determine the character for income tax purposes of the income received in connection therewith by a Fund and thereby affect, among other things, the amount and proportion of distributions that will be taxable to shareholders as ordinary income or capital gain.

   As described above and in the Funds' Prospectuses, the Funds may buy and sell foreign currencies and options on foreign currencies, and may enter into forward currency contracts and currency futures contracts. The Funds anticipate that these investment activities will not prevent the Funds from qualifying as a RIC. As a general rule, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date that the debt securities are acquired and the date of disposition, gains and losses from the disposition of foreign currencies, and gains and losses attributable to options on foreign currencies, forward currency contracts and currency futures contracts will be treated as ordinary income or loss.

   Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Fund's capital gains or losses.

   As described above and in the Prospectuses, the Funds may acquire forward currency contracts, currency futures contracts and options on foreign currencies to hedge their risk of currency fluctuations with regard to property held or to be held by the Funds, and before the close of the day on which the Funds enter into the contract or options, the Funds will, as a general rule, identify on their records that the contracts or options were entered into as part of a hedging transaction. If the Funds were to invest in a forward currency contract, currency futures contract or option on a foreign currency and offsetting positions in such contracts or options, and if the two offsetting positions were characterized as a straddle (as opposed to a hedge) for federal income tax purposes, then the Funds might not be able to receive the benefit of certain realized losses from the liquidation of one of those positions for an indefinite period of time (i.e., until the gain position and any successor positions are disposed of). The Funds expect that their activities with respect to forward currency contracts, currency futures contracts and options on foreign currencies will not require them, as a general rule, to have to treat such contracts or options as straddle positions for federal income tax purposes. Under current law, unless certain requirements are satisfied, the Funds will be required to calculate separately certain gains and losses attributable to certain of their forward currency contracts, currency futures contracts and options on foreign currencies, even if the Funds acquired the contracts or options to hedge their risk of currency fluctuations with regard to capital assets held or to be held by the Funds. The Internal Revenue Service, however, has the authority to issue additional regulations that would permit or require the Funds either to integrate some or all of their forward currency contracts, currency futures contracts, options on foreign currencies and hedged investments as a single transaction or otherwise to treat the contracts or options in the manner that is consistent with the hedged investments. It is uncertain if or when these regulations will be issued.

   To the extent that a Fund's forward contracts, currency futures contracts or options on foreign currencies can be classified as either regulated futures contracts or foreign currency contracts (as described in section 1256(b) of the Code) (collectively referred to herein as "section 1256 contracts"), such investments will be taxed pursuant to a special "mark-to-market" system. Under the mark-to-market system, the Funds may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, except for certain currency related activities (as described above) in which gain or loss is treated as ordinary income or loss, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and accordingly, the mark-to-market system generally will affect the amount of capital gains or losses taxable to the Funds and the amount of distributions taxable to a shareholder. Under pending legislation, the 60% long-term capital gain portion will qualify as a 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. Moreover, if the Funds invested in both section 1256 contracts and offsetting positions with respect to such contracts, then the Funds might not be able to receive the benefit of certain realized losses for an indeterminate period of time (i.e., until disposition of the "gain leg" of the straddle and any successor position). The Funds expect that their activities with respect to section 1256 contracts and offsetting positions in such contracts (a) will not cause them or their shareholders to be treated as receiving a materially greater amount of ordinary income, capital gains, dividends, or distributions than actually realized or received by the Funds and (b) will permit them to use substantially all of the losses of the Funds for the fiscal years in which such losses actually occur.

   Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for US federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

   A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

   Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially in any given fiscal year as compared to a Fund that did not engage in such hedging transactions.

   New provisions deal with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund will generally be treated as making a constructive sale when it: (a) enters into a short sale on the same property, (b) enters into an offsetting notional principal contract, or
(c) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

   If a call option written by a Fund expires, the Fund will realize a capital gain equal to the amount of the premium it received for writing the option. If a Fund terminates its obligations under a call option it has written, or if the Fund writes a put option terminating its rights as the holder of a put option, the Fund will realize a capital gain or loss, depending on whether the cost of the closing transaction is less than or exceeds the premium received when the option was written. If a call option written by a Fund is exercised, the Fund will be treated as having sold the underlying security and will realize a long-term or short-term capital gain and loss, depending on the holding period of the underlying security and on whether the sum of the option price received upon the exercise plus the premium received when the option was written exceeds or is less than the basis of the optioned security.

   If an option purchased by a Fund expires, the Fund generally will realize a capital loss equal to the cost of the option, long-term if the option was held for more than one year. If the Fund sells the option, it generally will realize a capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option plus the transaction costs. If the Fund exercises a call option, the cost of the option will be added to the basis of the security purchased. If the Fund exercises a put option, it will realize a capital gain or loss (depending on the Fund's basis for the underlying security), which will be long-term or short-term, depending on the holding period of the underlying security. Any such capital gain will be decreased (or loss increased) by the premium paid for the option.

   Foreign Income Taxes. Foreign governments may impose taxes on the income and gains from a Fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the Fund's distributions to you, but, depending on the amount of the Fund's assets that are invested in foreign securities and foreign taxes paid, may be passed through to you as a foreign tax credit on your income tax return. Emerging Markets Fund will receive dividends and interest paid by non-U.S. issuers which will frequently be subject to withholding taxes by non-US governments. FRIMCo expects the Emerging Markets Fund to invest more than 50% of its total assets in non-US securities and to file specified elections with the Service which will permit its shareholders either to deduct (as an itemized deduction in the case of an individual who claims a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return) such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against US income taxes. The Fund's taxable shareholders must include their pro rata portion of the taxes withheld in their gross income for federal income tax purposes.

   If a Fund invests in an entity that is classified as PFIC for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes to the Fund. Under the Internal Revenue Code, International, Emerging Markets and International Securities Funds can elect to mark-to-market their PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

   Emerging Markets Fund may invest up to 10% of its total assets in the stock of foreign investment companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Fund derives may be subject to a nondeductible federal income tax at the Fund level, whether or not the corresponding income is distributed to you. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. In some cases, Emerging Markets Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances. Investment income received from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle a Fund to a reduced rate on such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

   Shareholders who are not US persons for purposes of federal income taxation should consult with their tax advisers regarding the applicability of income, estate or other taxes (including income tax withholding) on their investment in a Fund or on dividends and distributions received by them from a Fund and the application of foreign tax laws.

   STATE AND LOCAL TAXES. Depending upon the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisers with respect to the applicability of any state and local intangible property or income taxes to their shares of a Fund and distributions and redemption proceeds received from a Fund.

                          RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

  MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier I indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  STANDARD & POOR'S RATINGS GROUP ("S&P"):

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

     BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

     B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

     D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the appropriate category.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES.

  MOODY'S:

     Moody's rating for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run.

  Symbols used are as follows:

     MIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.

     MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

  S&P:

     A S&P note rating, reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

       -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

       -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2--Satisfactory capacity to pay principal and interest.

     S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

       The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating, addresses only the demand feature. The long-term debt rating symbols are used to denote the put option (for example, "AAA/A-I+") or if the nominal maturity is short, a rating of "SP-I+/AAA" is assigned.

COMMERCIAL PAPER RATINGS.

  MOODY'S:

  Commercial paper rated Prime by Moody's is based upon its evaluation of many factors, including: (1) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-1, Prime-2, or Prime-3.

  Prime-1 - indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

  Prime-2 - indicates a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  S&P:

  Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2, or A-3.

  A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

  A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

  DUFF & PHELPS, INC.:

  Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers' acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

  Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

  The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional 'I' category. The majority of short-term debt issuers carries the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of 'I +' (one plus) and 'I (one minus) to assist investors in recognizing those differences.

  Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short- term obligations.

  Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  Duff 2--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  Good Grade

  Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  Satisfactory Grade

  Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  Non-Investment Grade

  Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  Default

  Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

  IBCA, INC.:

  In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

  IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

  Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While this confidential data cannot be disclosed in reports, it is taken into account when assigning ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

  IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

  A1+ -- Obligations supported by the highest capacity for timely repayment.

  A1 -- Obligations supported by a very strong capacity for timely repayment.

  A2 -- Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

  B1 -- Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

  B2 -- Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

  C1 -- Obligations for which there is an inadequate capacity to ensure timely repayment.

  D1 -- Obligations which have a high risk of default or which are currently in default.

  FITCH INVESTORS SERVICE, INC. ("FITCH"):

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

  F-1+ -- Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1 -- Very strong credit quality. Issues assigned this rating, reflect an assurance of timely payment only slightly less in degree than issues rated F-I+.

  F-2 -- Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F- 1 +' and 'F- 1' ratings.

  F-3 -- Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

  F-5 -- Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

  D -- Default. Issues assigned this rating are in actual or imminent payment default.

THOMSON BANKWATCH ("TBW") SHORT-TERM RATINGS:

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

These ratings are derived exclusively from a quantitative analysis of publicly available information. Qualitative judgments have not been incorporated. The ratings are intended to be applicable to all operating entities of an organization but there may be in some cases more credit liquidity and/or risk in one segment of the business than another.

The TBW short-term rating applies only to unsecured instruments that have a maturity of one year or less, and reflects the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-l."

TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                              FINANCIAL STATEMENTS

The 1997 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Trust's Annual Reports to Shareholders. Copies of these Annual Reports and the Semi-Annual Reports dated June 30, 1998 accompany this Statement of Additional Information and are incorporated herein by reference.

                       FRANK RUSSELL INVESTMENT COMPANY
                                 909 A Street
                           Tacoma, Washington 98402
                           Telephone (800) 787-7354

                         In Washington (253) 627-7001

                               LIFEPOINTS FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

                                January 4, 1999


   Frank Russell Investment Company (the "Trust" or the "Investment Company") is a single legal entity organized as a Massachusetts business trust. The Trust operates 28 different investment portfolios referred to as "Funds." The Trust offers shares of beneficial interest in the Funds in multiple separate prospectuses.

   This Statement of Additional Information ("Statement" or "SAI") describes the Class C, Class D and Class E Shares of the five Funds listed below (the "LifePoints Funds"), each of which invests in different combinations of other Funds (the "Underlying Funds") which invests in different combinations of stocks, bonds and cash equivalents. Class S Shares are not currently offered. As of the date of the Statement, the Trust offers Class C, Class D and Class E Shares in the following LifePoints Funds:

          FUND                  INCEPTION DATE     PROSPECTUS DATE
          ----                  --------------     ---------------
Equity Balanced Strategy Fund      09/30/97        January 4, 1999
  Aggressive Strategy Fund         09/16/97        January 4, 1999
   Balanced Strategy Fund          09/16/97        January 4, 1999
   Moderate Strategy Fund          10/03/97        January 4, 1999
 Conservative Strategy Fund        11/08/97        January 4, 1999

   The Underlying Funds in which the LifePoints Funds currently invest commenced operations on the date indicated below opposite the respective Fund's name:

           FUND                        INCEPTION DATE
           ----                        --------------
  Diversified Equity Fund             September 5, 1985
    Special Growth Fund               September 5, 1985
  Quantitative Equity Fund            May 15, 1987
International Securities Fund         September 5, 1985
    Diversified Bond Fund             September 5, 1985
    Short Term Bond Fund              October 30, 1981
   Multistrategy Bond Fund            January 29, 1993
 Real Estate Securities Fund          July 28, 1989
    Emerging Markets Fund             January 29, 1993

   The LifePoints Funds had aggregate net assets of approximately $_____________ on ________________.

   This Statement supplements or describes in greater detail information concerning the Trust, the LifePoints Funds, the Underlying Funds and the Class C, Class D and Class E Shares contained in the Prospectus of the LifePoints Funds dated January 4, 1999. This Statement is not a prospectus; the Statement should be read in conjunction with the LifePoints Funds' Prospectus. The Prospectus may be obtained without charge by telephoning or writing your financial intermediary or to the Trust at the number or address shown above.


   Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectus.

   This Statement incorporates by reference the Investment Company's Annual Report to Shareholders for the year ended December 31, 1997 and the Semi-Annual Report to Shareholders dated June 30, 1998. Copies of these Annual and Semi-Annual Reports accompany this statement.

                               TABLE OF CONTENTS


                                                                                                                        Page
STRUCTURE AND GOVERNANCE............................................................................................      4
   Organization and Business History................................................................................      4
   Shareholder Meetings.............................................................................................      4
   Controlling Shareholders.........................................................................................      4
   Trustees and Officers............................................................................................      5

OPERATION OF THE TRUST..............................................................................................      8
   Service Providers................................................................................................      8
   Consultant.......................................................................................................      8
   Advisor and Administrator........................................................................................      8
   Money Managers...................................................................................................     10
   Distributor......................................................................................................     10
   Custodian........................................................................................................     10
   Transfer and Dividend Disbursing Agent...........................................................................     10
   Order Placement Designees........................................................................................     11
   Independent Accountants..........................................................................................     11
   Plan Pursuant to Rule 18f-3......................................................................................     11
   Distribution Plan................................................................................................     11
   Shareholder Services Plan........................................................................................     12
   Underlying Fund Expenses.........................................................................................     12
   LifePoints Fund Operating Expenses...............................................................................     13
   Valuation of the LifePoints Fund Shares..........................................................................     13
   Pricing of Securities............................................................................................     13
   Portfolio Turnover Rates of the LifePoints Funds.................................................................     13
   Portfolio Transaction Policies of the Underlying Funds...........................................................     14
   Brokerage Allocations............................................................................................     14
   Brokerage Commissions............................................................................................     15
   Yield and Total Return Quotations................................................................................     15

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES OF THE LIFEPOINTS FUNDS.............................................     16
   Investment Restrictions..........................................................................................     16
   Investment Policies and Practices of the LifePoints Funds........................................................     18

INVESTMENT POLICIES OF THE UNDERLYING FUNDS.........................................................................     18
INVESTMENT PRACTICES................................................................................................     22
TAXES...............................................................................................................     37
RATINGS OF DEBT INSTRUMENTS.........................................................................................     38

                            STRUCTURE AND GOVERNANCE

   ORGANIZATION AND BUSINESS HISTORY. The Trust commenced business operations as a Maryland corporation in October 1981. On January 2, 1985, the Trust reorganized by changing its domicile and legal status to a Massachusetts business trust.

   The Trust is currently organized and operates under an amended Master Trust Agreement dated July 26, 1984 and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees ("Board") may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of the Trust as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of the Trust or Fund, respectively.

   The Trust is authorized to issue shares of beneficial interest, and may divide the shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio -- a "Fund." The Trustees may, without seeking shareholder approval, create additional Funds at any time. The amended Master Trust Agreement provides that a shareholder may be required to redeem shares in a Fund under circumstances set forth in the Master Trust Agreement.

   The Trust's Funds are authorized to issue shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each of the five LifePoints Funds described in this Statement offers shares of beneficial interest in the Class C, Class D and Class E Shares. The Class C, Class D and Class E Shares are subject to a shareholder services fee of up to 0.25%. In addition, the Class D Shares are subject to a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%) and the Class C Shares are subject to a 0.75% Rule 12b-1 fee. Unless otherwise indicated, "shares" in this Statement refers to the Class C, Class D and Class E Shares of the LifePoints Funds.

   Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The amended Master Trust Agreement also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

   SHAREHOLDER MEETINGS. The Trust will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened by (i) the Board, (ii) upon written request to the Board by shareholders holding at least 10% of the outstanding shares, or (iii) upon the Board's failure to honor the shareholders' request described above, by shareholders holding at least 10% of the outstanding shares by giving notice of the special meeting to shareholders.

   CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of the Trust, and hold office for life unless they resign or are removed by, in substance, a vote of two-thirds of the Trust shares outstanding. Under these circumstances, no one person, entity or shareholder "controls" the Trust.

   The following shareholders owned 5% or more of the voting shares of the Investment Company or of the Funds: To be filed by Amendment.

   For information in this regard, with respect to the Underlying Funds, refer to the Statement of Additional Information for the Underlying Funds.

   TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds. A Trustee may be removed at any time by, in substance, a vote of two-thirds of Trust shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders. The officers, all of whom are employed by and are officers of Frank Russell Investment Management Company ("FRIMCo") or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.

   The Trust paid $156,315.80 in aggregate for the year ended December 31, 1997 to the Trustees who are not officers or employees of FRIMCo or its affiliates. Trustees are paid an annual fee plus travel and other expenses incurred in attending Board meetings. The Trust's officers and employees are paid by FRIMCo or its affiliates.

   The following lists the Trustees and officers and their positions with the Trust, their ages, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with the Trust. The mailing address for all Trustees and officers affiliated with the Trust is Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402.

   An asterisk (*) indicates that the Trustee or officer is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As used in the table, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

   *George F. Russell, Jr.--66 years old--Trustee Emeritus and Chairman of the Board. Trustee and Chairman of the Board, Russell Insurance Funds; Director, Chairman of the Board and Chief Executive Officer, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Securities, Inc.; Frank Russell Trust Company, Frank Russell Investments (Delaware), Inc.; Director, Frank Russell Investment Management Company; Director, Chairman of the Board and President, Russell 20/20 Association.

   *Lynn L. Anderson--59 years old--Trustee, President and Chief Executive Officer since 1987. Trustee, President and Chief Executive Officer, Russell Insurance Funds; Director, Chief Executive Officer and Chairman of the Board, Russell Fund Distributors, Inc.; Trustee, Chairman of the Board and President, The SsgA Funds (investment company); Director, Chief Executive Officer and Chairman of the Board, Frank Russell Investment Management Company; Director, Chief Executive Officer and Chairman of the Board, Frank Russell Investment Management Company; Director, Chief Executive Officer and President, Frank Russell Investment Company Public Limited PLC; Director, Frank Russell Company, Frank Russell Investments (Ireland) Limited, Frank Russell Investments (Cayman) Ltd. and Frank Russell Investments (UK) Ltd.; November 1995 to June 1993, Director, Frank Russell Company. Until September 1994, Director and President, The Laurel Funds, Inc. (investment company).

   Paul E. Anderson--67 years old--Trustee since 1984. 23 Forest Glen Lane, Tacoma, Washington 98409. Trustee, Russell Insurance Funds; 1996 to Present, President, Forest Limited Partnership. 1984 to 1996, President, Vancouver Door Company, Inc.

   Paul Anton, Ph.D.--78 years old--Trustee since 1985. PO Box 212, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds. President, Paul Anton and Associates (Marketing Consultant on emerging international markets for small corporations). 1991-1994, Adjunct Professor, International Marketing, University of Washington, Tacoma, Washington.

   William E. Baxter--73 years old--Trustee since 1984. 800 North C Street, Tacoma, Washington 98403. Trustee, Russell Insurance Funds, Retired.

   Lee C. Gingrich--68 years old--Trustee since 1984. 1730 North Jackson, Tacoma, Washington 98406. Trustee, Russell Insurance Funds. President, Gingrich Enterprises, Inc. (Business and Property Management).

   Eleanor W. Palmer--72 years old--Trustee since 1984. 2025 Narrows View Circle #232-D, P.O. Box 1057, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds; Director of Frank Russell Trust Company.

   *Mark E. Swanson--34 years old--Treasurer and Chief Accounting Officer since August 1998. Treasurer and Chief Accounting Officer, Russell Insurance Funds; Interim Director, Finance and Operations, Frank Russell Trust Company; Senior Vice President and Assistant Fund Treasurer, SSgA Funds (investment company); Interim Director of Fund Administration and Accounting, Frank Russell Investment Management Company; Manager, Funds Accounting and Taxes, Russell Fund Distributors, Inc. April 1996 to August 1998, Assistant Treasurer, Frank Russell Investment Company; August 1996 to August 1998, Assistant Treasurer, Russell Insurance Funds; November 1995 to July 1998, Assistant Secretary, the Seven Seas Series Fund; February 1997 to July 1998, Manager, Funds Accounting and Taxes, Frank Russell Investment Management Company.

   *Randall P. Lert--45 years old--Director of Investments since 1991. Director of Investments, Russell Insurance Funds, Senior Investment Officer and Director of Investment Services, Frank Russell Trust Company; Director and Chief Investment Officer, Frank Russell Investment Management Company, Director and Chief Investment Officer, Russell Fund Distributors, Inc. Director-Futures Trading, Frank Russell Investments (Ireland) Limited and Frank Russell Investments (Cayman) Ltd. Senior Vice President and Director of Portfolio Trading, Frank Russell Canada Limited/Limitee. April 1, 1990 to November 1993, Director of Investments of Frank Russell Investment Management Company.

   *Karl J. Ege--57 years old--Secretary and General Counsel since 1994. Secretary and General Counsel of Russell Insurance Funds. Director, Secretary and General Counsel, Russell Fiduciary Services Co., Frank Russell Capital, Inc.; Director, Secretary, General Counsel and Managing Director -- Law and Government Affairs of Frank Russell Company; Secretary and General Counsel of Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company Inc., Russell MLC Management Co., Russell International Services Co., Inc. and Russell 20-20 Association; Director and Assistant Secretary of Frank Russell Company Limited (London)and Russell Systems Ltd.; Director, Frank Russell Investment Company LLC, Frank Russell Investments (Cayman) Ltd., Frank Russell Investment Company PLC, Frank Russell Investments (Ireland) Limited, Frank Russell Company, S.A., Frank Russell Japan Co. Ltd., Frank Russell Company (NZ) Limited, Russell Investment Nominee Co. PTY Ltd and Frank Russell Investments (UK) Ltd.; From November 1995 to February 1997, Director and Secretary, Frank Russell Investments (Delaware), Inc.; July 1992 to June 1994, Director, President and Secretary of Frank Russell Shelf Corporation.


   *Peter Apanovitch--53 years old--Manager of Short-Term Investment Funds. Manager of Short-Term Investment Funds, Russell Insurance Funds, Manager of Short-Term Investment Funds, Frank Russell Investment Management Company and Frank Russell Trust Company.

                           TRUSTEE COMPENSATION TABLE

                        (FOR FISCAL YEAR ENDED 12/31/97)

                                                                                                     TOTAL
                                AGGREGATE             PENSION OR                                  COMPENSATION
                               COMPENSATION       RETIREMENT BENEFITS         ESTIMATED             FROM THE
                                 FROM THE         ACCRUED AS PART OF        ANNUALBENEFITS         INVESTMENT
                                INVESTMENT          THE INVESTMENT               UPON             COMPANY PAID
        TRUSTEE                  COMPANY           COMPANY EXPENSES           RETIREMENT          TO TRUSTEES*
-----------------------        -----------        -------------------       --------------        ------------
Lynn L. Anderson                 $     0                  $0                      $0               $        0
Paul E. Anderson                 $20,000                  $0                      $0               $31,263.16
Paul Anton, PhD                  $20,000                  $0                      $0               $31,263.16
William E. Baxter                $20,000                  $0                      $0               $31,263.16
Lee C. Gingrich                  $20,000                  $0                      $0               $31,263.16
Eleanor W. Palmer                $20,000                  $0                      $0               $31,263.16
George F. Russell, Jr.           $     0                  $0                      $0               $        0

* The Trustees received $12,000 for service on the Russell Insurance Funds' Board of Trustees ($4,000 of which was for service during 1996).

                            OPERATION OF THE TRUST

   SERVICE PROVIDERS. Most of the Trust's necessary day-to-day operations are performed by separate business organizations under contract to the Trust. The principal service providers are:

     Consultant                                Frank Russell Company
     Advisor, Administrator, Transfer and      Frank Russell Investment Management Company
       Dividend Disbursing Agent
     Money Managers for the                    Multiple professional discretionary
       Underlying Funds                          investment management organizations
     Custodian and Portfolio Accountant        State Street Bank and Trust Company

   CONSULTANT. Frank Russell Company, the corporate parent of FRIMCo, was responsible for organizing the Trust and provides ongoing consulting services, described in the Prospectus, to the Trust and FRIMCo. FRIMCo does not pay Frank Russell Company an annual fee for consulting services.

   Frank Russell Company provides comprehensive consulting and money manager evaluation services to institutional clients, including FRIMCo and Frank Russell Trust Company, and to high net worth individuals and families ($100 million) through its Russell Private Investment Division. Frank Russell Company also provides: (i) consulting services for international investment to these and other clients through its International Division and its wholly owned subsidiaries, Frank Russell Company London (Frank Russell Company Limited), Frank Russell Canada (Frank Russell Canada Limited/Limitee), Frank Russell Australia (Frank Russell Company Pty., Limited), Frank Russell Japan, Frank Russell AG (Zurich), Frank Russell Company S.A. (Paris) and Frank Russell Company (N.Z.) Limited (Auckland), and Frank Russell Investments (Delaware), Inc., and (ii) investment account and portfolio evaluation services to corporate pension plan sponsors and institutional money managers through its Russell Data Services Division. Frank Russell Securities, Inc., a wholly owned subsidiary of Frank Russell Company, carries on an institutional brokerage business. Frank Russell Capital Inc., a wholly owned subsidiary of Frank Russell Company, carries on an investment banking business as a registered broker-dealer. Frank Russell Trust Company, a wholly-owned subsidiary of Frank Russell Company, provides comprehensive trust and investment management services to corporate pension and profit-sharing plans. Frank Russell Investments (Cayman) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell Investment (Ireland) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell International Services Co., Inc., a wholly owned subsidiary of Frank Russell Company, provides services to U.S. personnel secunded to overseas enterprises. Russell Fiduciary Services Company, a wholly owned subsidiary of Frank Russell Company, provides fiduciary services to pension and welfare benefit plans and other institutional investors. The mailing address of Frank Russell Company is 909 A Street, Tacoma, WA 98402

   ADVISOR AND ADMINISTRATOR. FRIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds. Prior to January 1, 1999, FRIMCo provided advisory and administrative services to the Funds pursuant to one Management Agreement for which Frank Russell Investment Company paid a single fee. Effective January 1, 1999, FRIMCo's advisory and administrative services are provided under separate agreements. FRIMCo provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties such as the money managers (in the case of the Underlying Funds) and custodian. FRIMCo also develops the investment programs for each of the Funds, selects money managers for the Underlying Funds (subject to approval by the Board), allocates assets among money managers, monitors the money managers' investment programs and results, and may exercise investment discretion over assets invested in the Underlying Funds' Liquidity Portfolios. (See, "Investment Policies of the Underlying Funds -- Liquidity Portfolios.") FRIMCo also acts as the Trust's transfer agent and dividend disbursing agent. FRIMCo, as agent for the Trust, pays the money managers' fees for the Underlying Funds, as a fiduciary for the Underlying Funds.

   Each of the Funds pays an annual advisory fee and an annual administrative fee directly to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Underlying Funds. (See the Prospectuses for the Underlying Funds' annual percentage rates.)

   The LifePoints Funds commenced operations during calendar year 1997 and therefore incurred management fees due to FRIMCo for only a portion of the year 1997.

                                                12/31/97
                                               ---------
              Equity Balanced Fund             $   1,140
              Aggressive Strategy Fund             1,727
              Balanced Strategy Fund               1,187
              Moderate Strategy Fund                 151
              Conservative Strategy Fund               8

   FRIMCo voluntarily agreed to waive its management fee during the fiscal year ending December 31, 1997.

   The Underlying Funds in which the LifePoints Funds currently invest paid FRIMCo the listed management fees for the periods ended December 31, 1997, 1996, and 1995 (representing the fee paid for both advisory and administrative purposes):


                                                             YEARS ENDED
                                        ---------------------------------------------------
                                          12/31/97              12/31/96           12/31/95
                                        ----------            ----------         ----------
      Diversified Equity                $6,906,245            $4,728,098         $3,842,471
      Special Growth                     4,556,999             3,307,757          2,588,270
      Quantitative Equity                6,616,377             4,455,041          3,469,134
      International Securities           7,751,289             6,498,479          5,723,534
      Diversified Bond                   2,755,500             2,360,391          2,308,823
      Short Term Bond                    1,184,588               988,312            626,548
      Multistrategy Bond                 2,225,087             1,673,473          1,217,039
      Real Estate Securities             4,428,351             2,943,292          2,065,552
      Emerging Markets*                  4,167,163             2,773,817          1,380,549

   *Prior to April 1, 1995, the Emerging Markets Fund paid no management fees to FRIMCo, as each shareholder of the Fund had entered into a written Asset Management Services Agreement with FRIMCo. Under such Agreements, the shareholders had agreed to pay annual fees, billed quarterly on a pro rata basis and calculated as a specified percentage of the average assets which the shareholder had invested at each month end in the Fund. Beginning April 1, 1995, the Investment Company's Management Agreement was amended to provide that the Emerging Markets Fund would pay an annual management fee, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of the Fund. When applicable, a shareholder of the Emerging Markets Fund or the shareholder's financial intermediary continues to enter into a separate written agreement with FRIMCo to obtain separate individual shareholder services, and pays fees under such agreement based on a specified percentage of average assets which are subject to the agreement relating to FRIMCo's provision of individual shareholder investment services with respect to that shareholder.

   Effective May 1, 1996, FRIMCo agreed to waive its management fee for the Emerging Markets and Multistrategy Bond Funds, to the extent Fund level expenses of these Funds exceed 1.95% and 0.80% of average daily net assets on an annual basis, respectively. In 1996, waivers and reimbursements for Multistrategy Bond Fund amounted to $157,752. No waiver nor reimbursement was necessary for the Emerging Markets Fund. As a result of the waivers and reimbursements, management fees paid by the Multistrategy Bond Fund amounted to $1,515,721.

   In 1997, waivers for Multistrategy Bond Fund amounted to $126,393. No waiver nor reimbursement was necessary for the Emerging Markets Fund. As a result of the waivers, management fees paid by the Multistrategy Bond Fund amounted to $2,225,087.

   Through March 31, 1995, FRIMCo reimbursed the Emerging Markets Fund for all expenses exceeding 0.80% of average daily net assets on an annual basis. Effective April, 1995 through April 30, 1996, FRIMCo reimbursed the Emerging Markets Fund for all expenses exceeding 2.00% of average daily net assets on an annual basis. From May 1, 1996 FRIMCo has agreed to reimburse the Emerging Markets Fund for all expenses exceeding 1.95% of average daily net assets on an annual basis. In 1995, reimbursements for the Emerging Markets Fund were $37,115. As a result of the reimbursements, management fees paid by the Emerging Markets Fund amounted to $1,343,434. FRIMCo made no reimbursements to the Emerging Markets Fund in 1996 nor 1997.

   While FRIMCo will perform investment advisory services for the LifePoints Funds (i.e., determining the percentages of the Underlying Funds which will be purchased by each LifePoints Fund, and periodically adjusting the percentages and the Underlying Funds), FRIMCo presently intends to waive its entire 0.20% combined advisory and administrative fees through December 31, 1999 but may terminate its waiver at any time thereafter without notice to shareholders. Each of the LifePoints Funds will indirectly bear their proportionate share of the combined advisory and administrative fees paid by the Underlying Funds in which they invest. While a shareholder of a LifePoints Fund will also bear a proportionate part of the combined advisory and administrative fees paid by an Underlying Fund, the fees paid are based upon the services received by the respective Underlying Fund.

   FRIMCo also provides, through its Russell Private Investment Division, investment advisory, consulting and money manager evaluation services to high net worth individuals and families.

   FRIMCo is a wholly owned subsidiary of Frank Russell Company, a subsidiary of The Northwestern Mutual Life Insurance Company. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.

   MONEY MANAGERS. The money managers of the Underlying Funds have no affiliations or relationships with the Trust or FRIMCo other than as discretionary managers for all or a portion of a Fund's portfolio, except some money managers (and their affiliates) may effect brokerage transactions for the Underlying Funds (see, "Brokerage Allocations" and "Brokerage Commissions"). Money managers may serve as advisors or discretionary managers for Frank Russell Trust Company, other investment vehicles sponsored or advised by Frank Russell Company or its affiliates, other consulting clients of Frank Russell Company, other offshore vehicles and/or for accounts which have no business relationship with the Frank Russell Company organization

   DISTRIBUTOR. Russell Fund Distributors, Inc. (the "Distributor") serves as the distributor of the Trust shares. The Distributor receives no compensation from the Trust for its services other than 12b-1 compensation and shareholder services compensation for certain classes of shares pursuant to the Trust's Rule 12b-1 Distribution Plan and its Shareholder Services Plan, respectively. The Distributor is a wholly owned subsidiary of FRIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

   CUSTODIAN. State Street Bank and Trust Company ("State Street") serves as custodian for the Trust. State Street also provides the basic portfolio recordkeeping required by each of the Underlying Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee, in accordance with the following: domestic custody - an annual fee, payable monthly on a pro rata basis, based on the following percentages of the month end net assets of all domestic funds: $0 up to and including $10 billion -0.0075%; over $10 billion -0.0065%; global custody - an annual fee, payable monthly on a pro rata basis, based on other month-end net assets and geographic classification of the investments in the international funds; fund accounting -
(i) an annual fee of $10,000 - $24,000 per portfolio per fund, (ii) an annual fee of 0.015% - 0.030%, payable monthly on a pro rata basis, based on daily average net assets of each Fund; securities transaction charges from $6.50 to $100.00 per transaction; monthly pricing fees of $375.00 per portfolio and $6.00 to $12.00 per security; multiple class fee of $15,000 per year for each additional class of shares; and yield calculation fees of $4,200 per fixed income fund per year. State Street is reimbursed by the Funds for supplying certain out-of-pocket expenses, including postage, transfer fees, stamp duties, taxes, wire fees, telexes and freight. Additionally, the following fees will be assessed for the LifePoints Funds: (i) daily priced accounting fee of $1,000 per month, (ii) monthly priced accounting fee of $500 per month and (iii) transaction fee of $5 per transaction. In addition, interest earned on uninvested cash balances is used to offset the custodian expense. The mailing address for State Street is 1776 Heritage Drive, North Quincy, MA 02171.

   TRANSFER AND DIVIDEND DISBURSING AGENT. FRIMCo serves as Transfer Agent for the Trust. For this service FRIMCo is paid a per-account fee for transfer agency and dividend disbursing services provided to the Trust. From this fee FRIMCo compensates unaffiliated agents who assist in providing these services. FRIMCo is also reimbursed by the Trust for certain out-of-pocket expenses, including postage, taxes, wires, stationery and telephone. The LifePoints Funds' investments in the Underlying Funds will not be charged a fee. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.

   ORDER PLACEMENT DESIGNEES. The Trust has authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for Trust shares. Certain Financial Intermediaries are authorized, subject to approval of the Trust's Distributor, to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund's net asset value next computed after they are accepted by Financial Intermediary or an authorized designee, provided that the Financial Intermediary or an authorized designee timely transmits the customer order to the Trust.

   INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP serves as the independent accountants of the Trust. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with generally accepted auditing standards and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is One Post Office Square, Boston, MA 02109.

   PLAN PURSUANT TO RULE 18F-3. On February 23, 1995, the Securities and Exchange Commission (the "SEC") adopted Rule 18f-3 under the 1940 Act, which permit a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of trustees that is filed with the SEC. At a meeting held on April 22, 1996, the Board adopted and, on November 4, 1996, June 3, 1998 and November 9, 1998 amended, a plan pursuant to Rule 18f-3 (the "Rule 18f-3 Pan") on behalf of each Fund that issues multiple classes of shares (each a "Multiple Class Fund"). On November 9, 1998, the Board again amended the Rule 18f-3 Plan to revise the previously authorized classes. The key features of the Rule 18f-3 plan are as follows: shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(1) each class of shares offered in connection with a Rule 12b-1 plan would bear certain fees under its respective Rule 12b-1 plan and would have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of shares may contain a conversion feature; (3) each class of shares may bear differing amounts of certain expenses allowable to such class; (4) different policies may be established with respect to the payment of distributions on the classes of shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) a class of shares of a Multiple Class Fund might have different exchange privileges from another class; (6) each class of shares of a Multiple Class Fund would have a different class designation from another class of that Fund; and
(7) each class of shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.

   DISTRIBUTION PLAN. Under the 1940 Act, the SEC has adopted Rule 12b-1 ("Rule 12b-1"), which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Accordingly, the LifePoints Funds have adopted a distribution plan (the "Distribution Plan") for the LifePoints Funds' Class C and Class D Shares, which is described in the Prospectus. In adopting the Distribution Plan, a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan (the "Disinterested Trustees"), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective LifePoints Fund and its shareholders. In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the LifePoints Funds by enabling the LifePoints Funds to reach and retain more investors and Financial Intermediaries (including brokers, banks, financial planners, and other financial institutions), although it is impossible to know for certain, in the absence of the Distribution Plan or under an alternative distribution agreement, the level of sales and asset retention that a LifePoints Fund would enjoy.

   The Distribution Plan provides that each LifePoints Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class C and Class D Shares for any activities or expenses primarily intended to result in the sale of Class C and Class D Shares of a LifePoints Fund. Such payments by the Trust will be calculated daily and paid periodically and shall not be made less frequently than quarterly. The Board has currently determined to limit payment under the Distribution Plan to 0.25% of average daily net assets of the Class D Shares, and to 0.75% of the average daily net assets of the Class C Shares. Any amendment to increase materially the amount that may be spent for distribution pursuant to the Distribution Plan must be approved by a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding Class C or Class D Shares of a LifePoints Fund or (b) sixty-seven percent (67%) or more of the Class C or Class D Shares of a LifePoints Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding shares of such LifePoints Fund are present or represented by proxy. The Distribution Plan does not provide for the LifePoints Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. Continuation of the Distribution Plan must be approved annually by a majority of the Trustees including a majority of the Disinterested Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. The Distribution Plan is terminable, as to a LifePoints Fund's Class C or Class D Shares, without penalty, at any time, by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Class C or Class D Shares of a LifePoints Fund or (ii) sixty-seven (67%) or more of the Class C or Class D Shares of a LifePoints Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy.

   Under the Distribution Plan, the LifePoints Funds may also enter into agreements ("Selling Agent Agreements") with financial intermediaries and with the Distributor ("Selling Agents"), to provide the distribution activities provided by the Selling Agents with respect to the Class C or Class D Shares held by or for the customers of the Selling Agents. Such arrangements are more fully described in the Prospectus under "Distribution and Shareholder Service Plans."

   SHAREHOLDER SERVICES PLAN. A majority of the Trustees has also adopted, on behalf of each LifePoints Fund, a Shareholder Services Plan pertaining to the LifePoints Funds' Class C, Class D Shares and Class E Shares (the "Service Plan").

   Under the Service Plan, the Trust may compensate the Distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class C, Class D or Class E Shares of any of the LifePoints Funds offering such shares ("Servicing Agents"), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Class C, Class D or Class E Shares of the LifePoints Funds. Such payments by the Trust will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class C, Class D or Class E Shares of any LifePoints Fund may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund's Class C, Class D or Class E Shares.

   Among other things, the Service Plan provides that (1) the Distributor shall provide to the Trust's officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by the Trust pursuant to the Service Plan, or by Servicing Agents pursuant to the Service Plan and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and
(4) the Service Plan is terminable, as to a LifePoints Funds' Class C, Class D or Class E Shares, by a vote of a majority of the Trustees.

   UNDERLYING FUND EXPENSES. The Underlying Funds will pay all their expenses other than those expressly assumed by FRIMCo. The principal expense of the Underlying Funds is the annual advisory fee and annual administrative fee, each payable to FRIMCo. The Underlying Funds' other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, and portfolio and shareholder recordkeeping services, and maintenance of tax records payable to Frank Russell Company; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

   Whenever an expense can be attributed to a particular Underlying Fund, the expense is charged to that Underlying Fund. Other common expenses are allocated among the Underlying Funds based primarily upon their relative net assets.

   As of the date of this Statement, FRIMCo has voluntarily agreed to waive all or a portion of its combined advisory and administrative fees with respect to certain Underlying Funds. This waiver may be changed or rescinded at any time.

   LIFEPOINTS FUND OPERATING EXPENSES. Each LifePoints Fund is expected to have a low operating expense ratio although, as a shareholder of the Underlying Funds, each LifePoints Fund indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. It is currently contemplated that all other operating expenses (shareholder servicing, legal, accounting, etc.) except for the 0.20% advisory fee and any Rule 12b-1 Fees and Shareholder Service Fees will be paid for in accordance with these Special Servicing Agreements (each a "Servicing Agreement") among each LifePoints Fund, its Underlying Funds and FRIMCo. Under the Servicing Agreement, FRIMCo arranges for all services pertaining to the operations of the LifePoints Funds, including transfer agency services but not including any services covered by the LifePoints Funds' management fee or any Rule 12b-1 or Shareholder Service Fees. However, it is expected that the additional assets invested in the Underlying Funds by the LifePoints Funds will produce economies of operations and other savings for the Underlying Funds which will exceed the cost of the services required for the operation of the LifePoints Funds. In this case, the Servicing Agreement provides that the officers of the Trust, at the direction of the Trustees, may apply such savings to payment of the aggregate operating expenses of LifePoints Funds which have invested in that Underlying Fund, so that the Underlying Fund will bear those operating expenses in proportion to the average daily value of the shares owned by the LifePoints Fund, provided that no Underlying Fund will bear such operating expenses in excess of the estimated savings to it. In the event that the aggregate financial benefits to the Underlying Funds do not exceed the costs of the LifePoints Funds, the Servicing Agreement provides that either FRIMCo or the Underlying Funds will bear that portion of costs determined to be greater than the benefits. Those costs include Fund accounting, custody, auditing, legal, blue sky and, as well as organizational, transfer agency, prospectus, shareholder reporting, proxy, administrative and miscellaneous expenses.

   VALUATION OF THE LIFEPOINTS FUND SHARES. The net asset value per share of Class C, Class D and Class E Shares is calculated separately for each LifePoints Fund on each business day on which shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange is open for trading. Currently, the New York Stock Exchange is open for trading every weekday, except New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   PRICING OF SECURITIES. The Class S Shares of the Underlying Funds held by each LifePoints Fund are valued at their net asset value. The Emerging Markets, International Securities, Diversified Bond, and Multistrategy Bond Funds' portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Underlying Funds do not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of the Class S Shares of the Underlying Fund when a shareholder (such as a LifePoints Fund) is not able to purchase or redeem Underlying Fund shares. Further, because foreign securities markets may close prior to the time the Underlying Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Underlying Funds calculate net asset value may not be reflected in the calculation of net asset value unless FRIMCo determines that a particular event would materially affect the net asset value.

   PORTFOLIO TURNOVER RATES OF THE LIFEPOINTS FUNDS. The portfolio turnover rate for each LifePoints Fund is calculated by dividing the lesser of purchases or sales of Underlying Fund shares for the particular year, by the monthly average value of the Underlying Fund shares owned by the LifePoints Fund during the year. Each LifePoints Fund's portfolio turnover rate is expected not to exceed 25%. The LifePoints Funds will purchase or sell Underlying Fund shares to: (i) accommodate purchases and sales of each LifePoints Fund's shares; (ii) change the percentages of each LifePoints Fund's assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each LifePoints Fund's assets among the Underlying Funds generally within the percentage limits described in the Prospectus.

   PORTFOLIO TRANSACTION POLICIES OF THE UNDERLYING FUNDS. Decisions to buy and sell securities for the Underlying Funds are made by the money managers for the assets assigned to them, and by FRIMCo or the money manager for the Underlying Funds' Liquidity Portfolios. The Underlying Funds do not give significant weight to attempting to realize long-term, rather than short-term, capital gains while making portfolio investment decisions. The portfolio turnover rates for certain Underlying Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. The money managers make decisions to buy or sell securities independently from other money managers. Thus, one money manager could be selling a security when another money manager for the same Underlying Fund (or for another series of the Investment Company) is purchasing the same security. In addition, when a money manager's services are terminated and another retained, the new manager may significantly restructure the portfolio. These practices may increase the Underlying Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction based costs. The annual portfolio turnover rates for each of the Underlying Funds for the periods ended December 31, 1997 and 1996, respectively, were as follows: Diversified Equity Fund, 114.11% and 99.90%; Special Growth Fund, 97.19% and 118.13%; Quantitative Equity Fund, 87.67% and 74.33%; International Securities Fund, 73.54% and 42.43%; Diversified Bond Fund, 172.43% and 138.98%; Short Term Bond Fund, _______% and ________%; Multistrategy Bond Fund, 263.75% and 145.38%; Real Estate Securities Fund, 49.40% and 51.75%; and Emerging Markets Fund, 50.60% and 34.62%.

   The Underlying Funds may effect portfolio transactions with or through Frank Russell Securities, Inc., an affiliate of FRIMCo, only when the applicable money manager determines that the Underlying Fund will receive competitive execution, price and commissions. Frank Russell Securities, Inc. refunds to the Underlying Fund up to 70% of the commissions paid by that Underlying Fund when it effects such transactions, after reimbursement for research services provided to FRIMCo. As to brokerage transactions effected by money managers on behalf of the Underlying Funds through Frank Russell Securities, Inc. at the request of the money manager, research services obtained from third party service providers at market rates are provided to the Underlying Funds by Frank Russell Securities, Inc. Such research services include performance measurement statistics, fund analytics systems and market monitoring systems. As to other brokerage transactions effected by the Underlying Funds through Frank Russell Securities, Inc. research services provided by Frank Russell Company and Russell Data Services are provided to the money managers. Such services include market performance indices, investment adviser performance information and market analysis. This arrangement is used by the Diversified Equity, Special Growth, Quantitative Equity, International Securities, Emerging Markets and Real Estate Securities Funds. All Underlying Funds may also effect portfolio transactions through and pay brokerage commissions to the money managers (or their affiliates). Generally, securities are purchased for Diversified Equity, Quantitative Equity, International Securities, Diversified Bond, Emerging Markets and Real Estate Securities Funds for investment income and/or capital appreciation and not for short-term trading profits. However, these Underlying Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their money managers. Special Growth, Short Term Bond and Multistrategy Bond Funds trade more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for these three Underlying Funds.

   BROKERAGE ALLOCATIONS. Transactions on US stock exchanges involve the payment of negotiated brokerage commissions; on non-US exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes an undisclosed payment in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

   Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the money manager of the Underlying Fund. The Trust's advisory agreements with FRIMCo and the money managers provide, in substance and subject to specific directions from officers of the Trust or FRIMCo, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Underlying Fund. Securities will ordinarily be purchased in the primary markets, and the money manager shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

   In addition, the advisory agreements authorize FRIMCo and the money managers, respectively, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Underlying Fund, FRIMCo and/or to the money manager (or their affiliates). FRIMCo and the money managers are authorized to cause the Underlying Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commissions another broker or dealer would have charged for effecting that transaction. FRIMCo or the money manager, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which FRIMCo or the money manager exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Trust's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

   FRIMCo does not expect the Trust ordinarily to effect a significant portion of the Trust's total brokerage business for the Underlying Funds with broker-dealers affiliated with its money managers. However, a money manager may effect portfolio transactions for the segment of an Underlying Fund's portfolio assigned to the money manager with a broker-dealer affiliated with the manager, as well as with brokers affiliated with other money managers.

   BROKERAGE COMMISSIONS. The Board reviews, at least annually, the commissions paid by the Underlying Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Underlying Funds. Frank Russell Company maintains an extensive database showing commissions paid by institutional investors, which is the primary basis for making this evaluation. Certain services received by FRIMCo or money managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the money manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the money managers are not reduced by reason of their receipt of such brokerage and research services.

   For information regarding brokerage commissions paid by the Underlying Funds and the Underlying Funds' holdings of securities issued by the top ten broker dealers used by those Funds, refer to the Statement of Additional Information for the Underlying Funds.

   YIELD AND TOTAL RETURN QUOTATIONS. The LifePoints Funds compute their average annual total return by using a standardized method of calculation required by the SEC, and report average annual total return for each class of shares which they offer. Because the Class C, Class D and Class E Shares are subject to a shareholder services fee, the average annual total return performance of these classes may be different from the average annual total return performance of the Class S Shares. Furthermore, since the Class C and Class D Shares are subject to Rule 12b-1 fees, the average annual total return performance of the Class C and Class D Shares may be different from the Class E Shares.

   Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the LifePoints Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1+T)/n/= ERV

Where:  P    =  a hypothetical initial payment of $1,000;
        T    =  average annual total return;
        n    =  number of years; and
       ERV   =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof).

   The calculation assumes that all dividends and distributions of each LifePoints Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for the Class C, Class D and Class E Shares will be reported in the Prospectus.

   Yields are computed by using standardized methods of calculation required by the SEC. Similar to average annual total return calculations, a LifePoints Fund calculates yields for each class of shares which it offers. Yields for the LifePoints Funds, which do not invest primarily in money market instruments, are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                             YIELD= 2[(a-b+1)/6/-1]
                                    ---------------
                                          cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
        d = the maximum offering price per share on the last day of the period.

   The yields for the LifePoints Funds investing primarily in fixed-income instruments are reported in the Prospectus.

   Each LifePoints Fund may, from time to time, advertise non-standard performances, including average annual total return.

   Each LifePoints Fund may compare its performance with various industry standards of performance, including Lipper Analytical Services, Inc. or other industry publications, business periodicals, rating services and market indices.

                     INVESTMENT RESTRICTIONS, POLICIES AND
                       PRACTICES OF THE LIFEPOINTS FUNDS

   Each LifePoints Fund has certain fundamental investment objectives, restrictions and policies which may be changed only with the approval of a majority of the shareholders of that LifePoints Fund. Other policies may be changed by a LifePoints Fund without shareholder approval. The LifePoints Funds' investment objectives are set forth in the respective Prospectus.

   INVESTMENT RESTRICTIONS. Each LifePoints Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. No LifePoints Fund will:

   1. Invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies (including the Underlying Funds); and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such LifePoints Fund.

   2. Invest 25% or more of the value of the LifePoints Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities, and shares of the Underlying Funds).

   3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer, except with respect to shares of Trust Funds.

   4.  Invest in companies for the purpose of exercising control or management.

   5. Purchase or sell real estate; provided that each LifePoints Fund may invest in the Real Estate Securities Fund, which may own securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   6.  Purchase or sell commodities or commodities contracts.

   7. Borrow money, except that the Fund may borrow as a temporary measure for extraordinary or emergency purposes, and not in excess of five percent of its net assets; provided, that the Fund may borrow to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced to the extent necessary to comply with this limitation within three days. Reverse repurchase agreements will not be considered borrowings for purposes of the foregoing restriction, provided that the Fund will not purchase investments when borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

   8. Purchase securities on margin or effect short sales (except that a LifePoints Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

   9. Engage in the business of underwriting securities issued by others or purchase securities.

   10. Participate on a joint or a joint and several basis in any trading account in securities except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act. The "bunching" of orders for the sale or purchase of marketable portfolio securities with two or more Funds, or with a Fund and such other accounts under the management of FRIMCo or any money manager for the Funds to save brokerage costs or to average prices among them shall not be considered a joint securities trading account.

   11. Make loans of money or securities to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the entry into "repurchase agreements;" or (ii) the lending of portfolio securities in the manner generally described in the LifePoints Funds' Prospectus' section "Investment Policies, Restrictions and Risks of the LifePoints Funds -- Lending Portfolio Securities."

   12.  Purchase or sell options.

   13. Purchase the securities of other investment companies except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act (and as described below).

   14. Purchase from or sell portfolio securities to the officers, the Trustees or other "interested persons" (as defined in the 1940 Act) of the Investment Company, including the Underlying Funds' money managers and their affiliates, except as permitted by the 1940 Act, SEC rules or exemptive orders.

   15. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any Fund from making any otherwise permissible borrowings, mortgages or pledges, entering into permissible reverse repurchase agreements, or issuing shares of beneficial interest in multiple classes.

   Because of their investment objectives and policies, the LifePoints Funds will concentrate more than 25% of their assets in the mutual fund industry. In accordance with the LifePoints Funds' investment policies set forth in the Prospectus, each of the LifePoints Funds may invest more than 25% of its assets in the Underlying Funds. However, each of the Underlying Funds in which each LifePoints Fund will invest (other than the Real Estate Securities Fund) will not concentrate more than 25% of its total assets in any one industry. The Real Estate Securities Fund may invest 25% or more of its total assets in the securities of companies directly or indirectly engaged in the real estate industry.

INVESTMENT POLICIES AND PRACTICES OF THE LIFEPOINTS FUNDS

   REPURCHASE AGREEMENTS. Each LifePoints Fund may enter into repurchase agreements with the seller -- a bank or securities dealer -- who agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next day). The securities purchased by a LifePoints Fund have a total value in excess of the value of the repurchase agreement and are held by the LifePoints Fund's custodian bank until repurchased. Repurchase agreements assist a LifePoints Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The LifePoints Funds will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US government securities whose creditworthiness is continually monitored and found satisfactory by FRIMCo.

   MONEY MARKET INSTRUMENTS. Each LifePoints Fund may invest in securities with maturities of 397 days or less at the time from the trade date or such other date upon which a LifePoints Fund's interest in a security is subject to market action. Each LifePoints Fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund's securities. The procedures also address such matters as diversification and credit quality of the securities the LifePoints Funds purchase, and were designed to ensure compliance by the Funds with the requirements of Rule 2a-7 of the 1940 Act.

   ILLIQUID SECURITIES. The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the LifePoints Funds pursuant to Rule 144A, as explained in the Prospectus) may be negotiated at the time such securities are purchased by a LifePoints Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, the LifePoints Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A LifePoints Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

                  INVESTMENT POLICIES OF THE UNDERLYING FUNDS

   The following is a description of the investment objective and policies for each of the Underlying Funds.

   DIVERSIFIED EQUITY FUND. The Fund's objective is to provide income and capital growth by investing principally in equity securities. The Fund may invest in common and preferred stocks, securities convertible into common stocks, rights and warrants.

   SPECIAL GROWTH FUND. The Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Diversified Equity Fund, by investing in equity securities. Current income is a secondary consideration in selecting securities. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 1000/(R)/ Index. A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies which tend to reinvest most of their earnings, rather than pay significant cash dividends; or companies characterized as "special situations" where the money manager believes that cyclical developments in the securities markets, the industry, or the issuer itself present opportunities for capital growth.

   QUANTITATIVE EQUITY FUND. The Fund's objectives are to provide a total return greater than the total return of the US stock market as measured by the Russell 1000/(R)/ Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities. The Fund will maintain industry weights and economic sector weights near those of the Index. Over time, the Fund's average price/earnings ratio, yield and other fundamental characteristics are expected to be near the averages for the Index. However, the Fund's money managers may temporarily deviate from Index characteristics based upon the managers' investment judgment that this will increase the Fund's total return. The money managers of the Fund generally make stock selections from the set of stocks comprising the Russell 1000/(R)/ Index.

   The Fund's portfolio characteristics and holdings are expected to be similar to the Russell 1000/(R)/ Index. However, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index in order for the Fund to meet its investment objectives.

   The Fund will seek to achieve its investment objectives by using various quantitative management techniques. FRIMCo believes quantitative management over a market cycle should provide a portfolio with consistent performance, diversification, market-like volatility and limited market underperformance. However, there is no guarantee the Fund will have such characteristics at any one time. A quantitative manager bases its investment decisions primarily on quantitative investment models. These models are used by the money manager to determine the investment potential of a stock within a particular portfolio and to rank securities most favorable to having a total return surpassing the total return of the Russell 1000/(R)/ Index. Once the money manager has ranked the securities, it then selects the securities most likely to have the characteristics needed to construct a portfolio that has superior return prospects with risks similar to the Russell 1000/(R)/ Index.

   The Fund will attempt to be fully invested in common stock at all times. However, the Fund reserves the right to hold up to 20% of Fund assets in liquid reserve for redemption needs.

   INTERNATIONAL SECURITIES FUND. The Fund's objectives are to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Fund invests primarily in equity securities issued by companies domiciled outside of the United States. The Fund may also invest in fixed-income securities, including instruments issued by non- US governments and their agencies, and in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

   The Fund may invest in equity and debt securities denominated in other than US dollars and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

   EMERGING MARKETS FUND. The Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies in countries having emerging markets. For purposes of the Fund's operations, an "emerging market" country will be a country having an economy and market that are or would be considered by the World Bank or the United Nations to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe.

   The Fund may not be invested in all such markets at all times. Investing in some of the listed markets may not be feasible, due to lack of adequate custody arrangements or current legal requirements. In the future, the Fund's money managers may determine, based on information then available, to include additional emerging market countries in which the Fund may invest. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different emerging market countries. The Fund does not currently anticipate that it will invest more than 25% of its total assets in the securities of any one emerging market country. A company in an emerging market means: (i) a company whose securities are traded in the principal securities market of an emerging market country; (ii) a company that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging market countries; or
(iii) a company organized under the laws of, and with a principal office in, an emerging market country.

   The Fund may invest in common and preferred stocks of emerging market companies, including companies involved in real estate development and gold mining. The Fund may also invest in other types of equity securities and equity derivative securities, such as convertible securities, rights, units, warrants, American Depository Receipts (ADRs) and European Depository Receipts (EDRs). The Fund's equity securities will primarily be denominated in foreign currencies and may be held outside the United States.

   The Fund may invest in fixed-income securities, including instruments issued by emerging market companies, governments and their agencies, and in US companies that derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States. The Fund's fixed-income securities may be denominated in other than US dollars.

   The Fund may invest up to 5% of its net assets in debt securities that are rated below "investment grade" (i.e., rated lower than BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's")) or in unrated securities judged by the money managers of the Fund to be of comparable quality. Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." For additional information on the ratings used by S&P and Moody's and a description of lower rated debt securities, see "High Risk Bonds" below.

   Certain emerging markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles. To invest in these markets, the Fund may invest up to 10% of its total assets in the shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. The risks associated with investment in securities issued by foreign governments and companies are described under "Investment in Foreign Securities."

   REAL ESTATE SECURITIES FUND. The Fund's objective is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry. Except for temporary defensive purposes, the Fund will only invest in real estate related securities, which include securities of companies which generate at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-oriented equity securities of real estate companies, which include shares of real estate investment trusts, partnership units of master limited partnerships, common and preferred stock, and convertible debt securities believed to have attractive equity characteristics. Up to 35% of the Fund's total assets may be invested in other debt securities of real estate companies.

   The Fund will concentrate more than 25% of its total assets in the real estate and real estate related industries. The Fund will therefore be subject to the risks associated with the direct ownership of real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trust, while mortgage real estate investment trusts may be affected by the quality of any credit extended. Moreover, the underlying portfolios of equity and mortgage real estate trusts may not be diversified, and therefore are subject to the risk of financing a single or a limited number of projects. Such trusts are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemption from the 1940 Act.

   The Fund will attempt to be invested fully at all times. However, the Fund reserves the right to hold up to 20% of the Fund's assets in liquid reserves for redemption needs.

  DIVERSIFIED BOND FUND. The Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities. The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund.) Investment selections will be based on fundamental economic, market, and other factors leading to valuation by sector, maturity, quality and such other criteria as are appropriate to meet the stated objectives. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P or A or Prime-2 by Moody's, or judged by the money manager to be of at least equal credit quality to those designations.

  SHORT TERM BOND FUND. Short Term Bond Fund's objectives are the preservation of capital, the generation of current income consistent with preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

   To achieve this objective, the Fund will invest primarily in securities with shorter maturities or longer maturities with similar risk characteristics to shorter maturity securities.

   The Fund will invest primarily in conventional fixed-income securities. The Fund's investments will include: US Government and US government agency securities; corporate debt securities; mortgage and other asset-backed securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; municipal obligations; preferred and convertible preferred stocks; commercial paper and other money market instruments; and foreign currency exchange related securities. Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality and other criteria.


   The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by Moody's; or, if unrated, judged by the money managers to be of at least equal credit quality to those designations.

   MULTISTRATEGY BOND FUND. The Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities. The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government Securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable and floating rate and zero coupon securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes (these notes represent a borrowing arrangement between a commercial paper issuer and an institutional lender, such as the Fund); bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

   The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a
speculative investment.   The Fund expects to enter into these transactions
primarily to preserve a return or spread on a particular investment or portion of its portfolio to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

   The Fund may invest in debt securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is an organization consisting of certain European states engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

   Investments in bank certificates of deposit, time deposits and bankers' acceptances include Eurodollar Certificates of Deposit, which are issued by foreign branches of US or foreign banks; Eurodollar Time Deposits, which are issued by foreign branches of US or foreign banks; and Yankee Certificates of Deposit, which are issued by US branches of foreign banks. These instruments may be US dollar or foreign currency denominated and are subject to the risks of non-US issuers described under "Investment in Foreign Securities."

   The variable and floating rate securities the Fund may invest in provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

   The Fund's portfolio may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. It is anticipated that no more than 25% of the Fund's net assets will be denominated in foreign currencies. Foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) will only be used by the Fund for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment, or anticipated investment, in securities denominated in foreign currencies. Foreign investment may include emerging market debt. The risks associated with investment in securities issued by foreign governments and companies are described under "Investment in Foreign Securities." Emerging markets are described under "Emerging Markets Fund." Emerging market debt that the Fund may invest in includes bonds, notes and debentures of emerging market governments and debt and other fixed income securities issued or guaranteed by such governments' agencies, instrumentalities or central banks, or by banks or other companies in emerging markets determined by the money managers to be suitable investments for the Fund. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

   The Fund may invest up to 25% of its net assets in debt securities that are rated below "investment grade" or in unrated securities judged by the money managers of the Fund to be of comparable quality. For a description of lower rated debt securities, see "High Risk Bonds."

   INVESTMENT PRACTICES. The Underlying Funds use certain investment instruments and techniques commonly used by institutional investors. The principal practices are the following:

   FORWARD COMMITMENTS. Each Underlying Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as such transactions are consistent with each Fund's ability to manage its investment portfolio and honor redemption requests. When effecting such transactions, liquid assets of the Underlying Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

   Additionally, under certain circumstances, the International Securities and Emerging Markets Funds may occasionally engage in "free trade" transactions in which delivery of securities sold by the Underlying Fund is made prior to the Fund's receipt of cash payment therefor or the Fund's payment of cash for portfolio securities occurs prior to the Fund's receipt of those securities. "Free trade" transactions involve the risk of loss to an Underlying Fund if the other party to the "free trade" transaction fails to complete the transaction after the Fund has tendered cash payment or securities, as the case may be.

   LENDING PORTFOLIO SECURITIES. Each Underlying Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. Such loans may be terminated at any time. A Fund will receive cash (and agree to pay a "rebate" interest rate), US government or US government agency securities as collateral in an amount equal to at least 102% for loans of US securities, and 105%, for non-US securities, of the current market value of loaned securities. The collateral will be "marked-to-market" on a daily basis, and the borrower will furnish additional collateral in the event that the value of the collateral drops below the respective percentages set forth above of the market value of the loaned securities.

   Cash collateral is invested in high-quality short-term debt instruments, short-term bank collective investment and money market mutual funds (including funds advised by State Street Bank and Trust Company, the Funds' custodian, for which it may receive an asset-based fee) and other investments meeting certain quality and maturity requirements established by the Underlying Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and the remainder is then divided between the Underlying Fund and the Fund's custodian. Each Underlying Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. The Underlying Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.

   Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. The Trust may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, the Underlying Fund must immediately pay the amount of the shortfall to the borrower.

   ILLIQUID SECURITIES. The Underlying Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In addition, the Underlying Funds will not invest more than 10% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, an Underlying Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

   CASH RESERVES. Each Underlying Fund is authorized to invest its cash reserves (i.e., funds awaiting investment in the specific types of securities to be acquired by an Underlying Fund) in money market instruments and in debt securities which are at least comparable in quality to the Underlying Fund's permitted investments. In lieu of having each of the Underlying Funds make separate, direct investments in money market instruments, each Underlying Fund and its money managers may elect to invest the Fund's cash reserves in the Trust's Money Market Fund.

   The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing solely in short-term money market instruments. The Underlying Funds will use this procedure only so long as doing so does not adversely affect the portfolio management and operations of the Money Market Fund and the Trust's other Funds. The Money Market Fund and the Underlying Funds investing in the Money Market Fund treat such investments as the purchase and redemption of Money Market Fund shares. Any Underlying Fund investing in the Money Market Fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains and net assets of the Money Market Fund, and will have all rights and obligations of a shareholder as provided in the Trust's Master Trust Agreement, including voting rights. However, shares of the Money Market Fund issued to the Underlying Funds will be voted by the Trustees of the Trust in the same proportion as the shares of the Money Market Fund which are held by shareholders which are not Underlying Funds. Underlying Funds investing in the Money Market Fund currently do not pay a management fee to the Money Market Fund.

   LIQUIDITY PORTFOLIO. An Underlying Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may effect an Underlying Fund's performance since the money manager sells the securities for other than investment reasons. An Underlying Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests. The holding of significant amounts of cash is contrary, however, to the investment objectives of the Diversified Equity, Special Growth, Quantitative Equity and International Securities Funds. The more cash these Underlying Funds hold, the more difficult it is for their returns to meet or surpass their respective benchmarks. FRIMCo will exercise investment discretion or select a money manager to exercise investment discretion for approximately 5-15% of the Funds' assets assigned to a "Liquidity Portfolio."

   A Liquidity Portfolio addresses this potential detriment by having FRIMCo or a money manager selected for this purpose create temporarily an equity exposure for cash reserves through the use of options and futures contracts until those cash reserves are invested in securities or used for Underlying Fund transactions. This will enable those four Underlying Funds to hold cash while receiving a return on the cash which is similar to holding equity securities.

   MONEY MARKET INSTRUMENTS. Similar to the LifePoints Funds, and as described earlier in this Statement, the Underlying Funds may invest in money market instruments.

   US GOVERNMENT OBLIGATIONS. The types of US government obligations the Underlying Funds may purchase include: (1) a variety of US Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) US Treasury bills at time of issuance have maturities of one year or less, (b) US Treasury notes at time of issuance have maturities of one to ten years and
(c) US Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by US government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the US Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the US government will provide financial support to such US government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Underlying Funds may purchase US government obligations on a forward commitment basis.

   RUSSELL 1000 INDEX. The Russell 1000/(R)/ Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10K report with the SEC, foreign securities and ADRs.

   The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. These changes are expected to represent less than 1% of the total market capitalization of the Index. Changes for mergers and acquisitions are made when trading ceases in the acquirer's shares. The 1,001st largest US company by capitalization is then added to the Index to replace the acquired stock.

   The Russell 1000/(R)/ Index is used as the basis for the Quantitative Equity Fund's performance because it, in FRIMCo's opinion, represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

   Frank Russell Company chooses the stocks to be included in the Index solely on a statistical basis and it is not an indication that Frank Russell Company or FRIMCo believes that the particular security is an attractive investment.

   HIGH RISK BONDS. The Underlying Funds, other than the Emerging Markets and Multistrategy Bond Funds, do not invest their assets in securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's are the lowest ratings which are considered "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers bonds rated BBB, to have some speculative characteristics. The Underlying Funds, other than Emerging Markets and Multistrategy Bond Funds, will dispose of, in a prudent and orderly fashion, securities whose ratings drop below these minimum ratings. The market value of debt securities generally varies inversely in relation to interest rates.

   The Emerging Markets and Multistrategy Bond Funds will invest in "investment grade" securities and may invest up to 5% of its total assets (in the case of the Emerging Markets Fund) and 25% of its total assets (in the case of the Multistrategy Bond Fund) in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers of the Funds to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit the Underlying Funds' ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The money managers of the Multistrategy Bond and Emerging Markets Funds will seek to reduce the risks associated with investing in such securities by limiting the Funds' holdings in such securities and by the depth of their own credit analysis.

   Securities rated BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories. Securities receiving S&P's BBB rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories.

   Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured.

   Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well. For further description of the various rating categories, see "Ratings of Debt Instruments."

   RISK FACTORS. The growth of the market for lower rated debt securities has paralleled a long period of economic expansion. Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

   In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish an Underlying Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Underlying Fund's shares.

   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of an Underlying Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

   The managers of the Emerging Markets and Multistrategy Bond Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

   INVESTMENT IN FOREIGN SECURITIES. The Underlying Funds may invest in foreign securities. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Underlying Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Underlying Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

   DEPOSITORY RECEIPTS. Each Underlying Fund may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of an Underlying Fund's investment policies, the Underlying Fund's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

   ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respect similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Underlying Funds may invest in sponsored and unsponsored ADRs.

   OPTIONS AND FUTURES. The Underlying Funds may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Underlying Funds may also use those instruments, provided that the Trust's Board determines that their use is consistent with the Underlying Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Underlying Funds (i.e., that written call or put options will be "covered" or "secured" and that futures and options on futures contracts will be used only for hedging purposes).

   CALL AND PUT OPTIONS ON SECURITIES. A call option on a specific security gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option on a specific security gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

   An Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. An Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

   An Underlying Fund may write a call or a put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligations as the writer of the option.

   To close out a position when writing covered options, an Underlying Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, an Underlying Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Underlying Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

   The Underlying Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities.

   The Underlying Funds intend to purchase and write call and put options on specific securities.

   SECURITIES INDEX OPTIONS. An option on a securities index is a contract which gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index and the exercise price of the option times a multiplier established by the exchange on which the stock index is traded. It is similar to an option on a specific security except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in the specific security. None of the Underlying Funds, other than the Diversified Equity, Special Growth, Quantitative Equity, International Securities and Emerging Markets Funds, currently intends to purchase and write call and put options on securities indexes.

   OPTIONS ON FOREIGN CURRENCY. The Underlying Funds may purchase and write call and put options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of an Underlying Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. (See also "Call and Put Options on Securities" above.) None of the Underlying Funds, other than the Multistrategy Bond and Emerging Markets Funds, currently intends to write or purchase such options.

   OPTIONS ON SECURITIES AND INDEXES. Each Underlying Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the- counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Underlying Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Underlying Funds' ability to hold illiquid securities. The Underlying Funds intend to purchase and write call and put options on specific securities.

   An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

   An Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Underlying Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. An Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

   An Underlying Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are placed in a segregated account by the Custodian) upon conversion or exchange of other securities held by the Underlying Fund. For a call option on an index, the option is covered if the Underlying Fund maintains with the Custodian liquid assets equal to the contract value. A call option is also covered if the Underlying

Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian. A put option on a security or an index is "covered" if the Underlying Fund maintains liquid assets equal to the exercise price in a segregated account with the Custodian. A put option is also covered if the Underlying Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Underlying Fund in liquid assets in a segregated account with the Custodian.

   If an option written by an Underlying Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Fund realizes a capital loss (long or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

   To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

   Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Underlying Fund desires.

   An Underlying Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Underlying Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

   The premium paid for a put or call option purchased by an Underlying Fund is an asset of the Fund. The premium received for an option written by an Underlying Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

   RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

   If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

   There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. If an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, an Underlying Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

   If trading were suspended in an option purchased by an Underlying Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Underlying Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Underlying Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

   FOREIGN CURRENCY. An Underlying Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of an Underlying Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

   FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. An Underlying Fund may use interest rate, foreign currency or index futures contracts. An interest rate or foreign currency futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500; the Russell 2000(R); Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; US Treasury bonds; US Treasury notes; GNMA Certificates; three-month US Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the ECU. It is expected that other futures contracts will be developed and traded in the future.

   An Underlying Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out before exercise or expiration by an offsetting purchase or sale on option on a futures contract of the same series.

   There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent an Underlying Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

   An Underlying Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. An Underlying Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). An Underlying Fund will write a call or put option on a futures contract only if the option is "covered." For a discussion of how to cover a written call or put option, see "Options on Securities and Indexes" above.

   An Underlying Fund may enter into contracts and options on futures contracts for "bona fide hedging" purposes, as defined under the rules of the Commodity Futures Trading Commission (the "CFTC"). An Underlying Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish these positions will not exceed 5% of the Fund's net assets.

   As long as required by regulatory authorities, each Underlying Fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, an Underlying Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

   When a purchase or sale of a futures contract is made by an Underlying Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or US government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Underlying Fund expects to earn interest income on its initial margin deposits.

   A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Underlying Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by an Underlying Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Underlying Fund will mark-to- market its open futures positions.

   An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Underlying Fund.

   Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Underlying Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Underlying Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

   LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. An Underlying Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

   When purchasing a futures contract, an Underlying Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Underlying Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

   When selling a futures contract, an Underlying Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Underlying Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Underlying Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).

   When selling a call option on a futures contract, an Underlying Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Underlying Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

   When selling a put option on a futures contract, an Underlying Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Underlying Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

   In order to comply with applicable regulations of the CFTC pursuant to which the Underlying Funds avoid being deemed to be a "commodity pools," the Funds are limited in entering into future contracts and options on future contracts to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and with respect to positions which do not qualify under for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund as determined under the CFTC Rules.

   The requirements for qualification as a regulated investment company also may limit the extent to which an Underlying Fund may enter into futures, options on futures contracts or forward contracts. See "Taxation."

   RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

   Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

   There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

   ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACT AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

   HEDGING STRATEGIES. Stock index futures contracts may be used by the Diversified Equity, Special Growth, Quantitative Equity, International Securities and Emerging Markets Funds as an "equitization" vehicle for cash reserves held by the Funds. For example: equity index futures contracts are purchased to correspond with the cash reserves in each of the Funds. As a result, an Underlying Fund will realize gains or losses based on the performance of the equity market corresponding to the relevant indexes for which futures contracts have been purchased. Thus, each Underlying Fund's cash reserves always will be fully exposed to equity market performance.

   Financial futures contracts may be used by the International Securities, Diversified Bond, Short Term Bond, Multistrategy Bond and Emerging Markets Funds as a hedge during or in anticipation of interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed-income securities held in the Fund's portfolio would decline, but the futures contract value would decrease, partly offsetting the loss in value of the fixed-income security by enabling the Underlying Fund to repurchase the futures contract at a lower price to close out the position.

   The Underlying Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

   When purchasing a futures contract, an Underlying Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, an Underlying Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

   FOREIGN CURRENCY FUTURES CONTRACTS. The Underlying Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

   A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

   The Underlying Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the US dollar. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, an Underlying Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Underlying Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Underlying Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Underlying Fund may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Underlying Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

   RISK FACTORS. There are certain investment risks in using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing an Underlying Fund to be unable to close out the futures contract thereby affecting a Fund's hedging strategy.

   In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

   FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS ("FORWARD CURRENCY CONTRACTS"). The International Securities, Diversified Bond, Short Term Bond, Multistrategy Bond and Emerging Markets Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts ("forward contract") to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen - at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund's forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. An Underlying Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. An Underlying Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Underlying Funds may, however, enter into a position hedging transaction with respect to a currency other than that held in the Funds' portfolios, if such a transaction is deemed a hedge. If an Underlying Fund enters into this type of hedging transaction, liquid assets will be placed in a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional liquid assets will be placed in the account so that the value of the account will equal the amount of the Underlying Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into US dollars or into other appropriate currencies.

   At or before the maturity of a forward foreign currency contract, an Underlying Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Underlying Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency or offsets will be available to a Fund.

   Upon maturity of a forward currency contract, the Underlying Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. An Underlying Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the Underlying Funds.

   The cost to an Underlying Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

   If a devaluation is generally anticipated, an Underlying Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. An Underlying Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

   Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

   The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.

  A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

  Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts

  The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict an Underlying Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Underlying Funds are engaged in that strategy.

   An Underlying Fund's ability to dispose of its positions in forward contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward contracts. Forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that an Underlying Fund will be able to utilize these instruments effectively for the purposes set forth above.

   ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The forms of mortgage related and other asset-backed securities the Underlying Funds may invest in include the securities described below:

   MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which in effect are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the GNMA, which is a wholly-owned US government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

   COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or "tranches"), with each class bearing a different stated maturity.

   ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement held by an Underlying Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Underlying Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

   RISK FACTORS. Prepayment of principal on mortgage or asset-backed securities may expose an Underlying Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, the value of mortgage-related securities is affected by fluctuations in interest rates.

   FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the Underlying Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer.

   BRADY BONDS. The Multistrategy Bond Fund may invest in Brady Bonds, the products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US-dollar) and are actively traded on the over-the-counter market. Brady Bonds have been issued only recently and accordingly they do not have a long payment history.

                                     TAXES

   In order to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code, each LifePoints Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a LifePoints Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (exclusive of losses), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (ii) at the close of each quarter of a LifePoints Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the LifePoints Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the LifePoints Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs, including shares of the Underlying Funds) of any one issuer.

   Notwithstanding the Distribution Requirement described above, which only requires each LifePoints Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net 20% capital gain over net short-term capital loss), each LifePoints Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus prior-year shortfalls. For this and other purposes, dividends declared by a RIC in October, November or December of any calendar year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the RIC and received by shareholders on December 31 of such year if the dividends are paid by the RIC at any time through the end of the following January.

   ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The use of hedging instruments, such as options and futures contracts, involves specialized and complex rules that will determine the character for income tax purposes of the income received in connection therewith by a Fund and thereby affect, among other things, the amount and proportion of distributions that will be taxable to shareholders as ordinary income or capital gain. As described above, the Underlying Funds may buy and sell foreign currencies and options on foreign currencies, and may enter into forward currency contracts and currency futures contracts.

   STATE AND LOCAL TAXES. Depending upon the extent of a LifePoints Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a LifePoints Fund may be subject to the tax laws of such states or localities.

   Shareholders should consult their tax advisers with respect to the applicability of any state and local intangible property or income taxes to their shares of a Fund and distributions and redemption proceeds received from a Fund.

                          RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

   MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

   Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

   Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

   Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   STANDARD & POOR'S RATINGS GROUP ("S&P"):

   AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of
   instances   they differ from AAA issues only in small degree.

   A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

   BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

   B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

   CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

   C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

   D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the appropriate category.

   Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

   STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES. MOODY'S:

   Moody's rating for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

   MIG-1 -- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.

   MIG-2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

   S&P:

   A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

   -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

   -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

   Note rating symbols are as follows:

   SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

   SP-2 -- Satisfactory capacity to pay principal and interest.

   S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

   The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used to denote the put option (for example, "AAA/A-1+") or if the nominal maturity is short, a rating of "SP-1+/AAA" is assigned.

COMMERCIAL PAPER RATINGS.

   MOODY'S:

   Commercial paper rated Prime by Moody's is based upon its evaluation of many factors, including: (l) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

   Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-l, Prime-2, or Prime-3.

   Prime-1 - indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

   Prime-2 - indicates a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   S&P:

   Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-l, A-2, or A-3.

   A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

   A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

   DUFF & PHELPS, INC.:

   Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers' acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

   Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

   The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carries the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

   Duff 1+ -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

   Duff 1 -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

   Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

   Good Grade

   Duff 2 -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

   Satisfactory Grade

   Duff 3 -- Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

   Non-Investment Grade

   Duff 4 -- Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

   Default

   Duff 5 -- Issuer failed to meet scheduled principal and/or interest payments.

   IBCA, INC.:

   In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

   IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

   Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While this confidential data cannot be disclosed in reports, it is taken into account when assigning ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

   IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

   A1+ -- Obligations supported by the highest capacity for timely repayment.

   A1 -- Obligations supported by a very strong capacity for timely repayment.

   A2 -- Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

   B1 -- Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

   B2 -- Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

   C1 -- Obligations for which there is an inadequate capacity to ensure timely repayment.

   D1 -- Obligations which have a high risk of default or which are currently in default.

   FITCH INVESTORS SERVICE, INC. ("FITCH"):

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

   Fitch short-term ratings are as follows:

   F-1+ -- Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F-1 -- Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.

   F-2 -- Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

   F-3 -- Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

   F-5 -- Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

   D -- Default. Issues assigned this rating are in actual or imminent payment default.

THOMSON BANKWATCH ("TBW") SHORT-TERM RATINGS:

   The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

   These ratings are derived exclusively from a quantitative analysis of publicly available information. Qualitative judgments have not been incorporated. The ratings are intended to be applicable to all operating entities of an organization but there may be in some cases more credit liquidity and/or risk in one segment of the business than another.

   The TBW short-term rating applies only to unsecured instruments that have a maturity of one year or less, and reflects the likelihood of an untimely payment of principal or interest.

   TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

   TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

   TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

   TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                              FINANCIAL STATEMENTS

   The 1997 annual financial statements of the LifePoints Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the LifePoints Funds Annual Report to Shareholders. A copy of the Fund's Annual Report dated December 31, 1997 and Semi-Annual Report dated June 30, 1998 accompany this Statement of Additional Information and are incorporated herein by reference.

                                     FRANK RUSSELL INVESTMENT COMPANY
                                     File No. 2-71299 and 811-3153

                                     1933 Act Post-Effective Amend. No. 40

                                     1940 Act Amendment No. 40

                                     PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          (a) Audited Financial Statements for the year ended 12/31/97 for the Equity I, Equity II, Equity III, Equity Q, Equity T, Fixed Income I, Fixed Income II, Fixed Income III, International, Emerging Markets, Money Market, Diversified Equity, Special Growth, Equity Income, Quantitative Equity, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, International Securities, Limited Volatility Tax Free, Real Estate Securities, U.S. Government Money Market, Tax Free Money Market, Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds. Annual Report for the FRIC Funds are incorporated by reference to the March 3, 1998 electronic filing via EDGAR on Form N-30D. Semiannual Report for the FRIC Funds are incorporated by reference to the August 28, 1998 electronic filing via EDGAR on Form N-30D.

          (b)  Exhibits

               1(a) Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 32)
               1(b)   11/29/84 Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 32)
               1(c)   5/29/85 Amendment to Master Trust Agreement (incorporated
                      by reference to Post-Effective Amendment No. 32)
               1(d)   1/26/87 Amendment to Master Trust Agreement (incorporated
                      by reference to Post-Effective Amendment No. 32)
               1(e)   2/23/89 Amendment to Master Trust Agreement (incorporated
                      by reference to Post-Effective Amendment No. 32)
               1(f)   5/11/92 Amendment to Master Trust Agreement (incorporated
                      by reference to Post-Effective Amendment No. 32)
               1(g)   3/22/96 Amendment to Master Trust Agreement (incorporated
                      by reference to Post-Effective Amendment No. 32)
               1(h)   4/22/96 Amendment to Master Trust Agreement(incorporated
                      by reference to Post-Effective Amendment No. 33)

             Exhibits

             1(i) 11/4/96 Amendment to Master Agreement (incorporated by reference to Post-Effective Amendment No. 36)

             1(j)     4/27/98 Amendment to Master Trust Agreement

             1(k)     4/27/98 Amendment to Master Trust Agreement

             1(l)     6/3/98 Amendment to Master Trust Agreement
             2        Bylaws (incorporated by reference to Post-Effective
                      Amendment No. 38)
             3        Voting Trust Agreement (not applicable)
             4        Specimen Securities

             4(a) Equity I Fund, Equity II Fund, Equity III Fund, Fixed Income I Fund, Fixed Income II Fund, International Fund and Money Market Fund (incorporated by reference to Post-Effective Amendment No. 39)

             4(b) Diversified Equity Fund, Special Growth Fund, Equity Income Fund, Diversified Bond Fund, Volatility Constrained Bond Fund, International Securities Fund, Limited Volatility Tax Free Fund and U.S. Government Money Market Fund (incorporated by reference to the Post-Effective Amendment No. 39)

             4(c) Quantitative Equity, Equity Q and Tax Free Money Market Funds (incorporated by reference to Post-Effective Amendment No. 39)

             4(d) Real Estate Securities Fund (incorporated by reference to the Post-Effective Amendment No. 39)

             5(a) Advisory Agreement with Frank Russell Investment Management Company
             5(b)(1) Service Agreement with Frank Russell Company and Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 38)
             5(b)(2) Letter Agreement adding Real Estate Securities Fund to the Service Agreement (incorporated by reference to Post-Effective Amendment No. 38)

             Exhibits

             5(b)(3) Amendment 1 to Service Agreement with Frank Russell Company and Frank Russell Investment Management Company changing services and fees (incorporated by reference to Post-Effective Amendment No. 38)
             5(b)(4) Letter Agreement adding Fixed Income III, Multistrategy Bond and Emerging Markets Funds to the Service Agreement (incorporated by reference to Post-Effective Amendment No.
                      38)
             5(b)(5) Amendment No. 2 to the Service Agreement with Frank Russell Company and Frank Russell Investment Management Company amending Section 4 of the Agreement (incorporated by reference to Post-Effective Amendment No. 32)
             5(b)(6) Letter Agreement adding Equity T Fund to the Service Agreement (incorporated by reference to Post-Effective Amendment No. 32)
             5(b)(7) Letter Agreement with State Street Bank and Trust Company for development of a Tax Accounting System (incorporated by reference to Post-Effective Amendment No. 32)
             5(b)(8) Letter Agreement adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds to the Yield Calculation Services Agreement (incorporated by reference to Post-Effective Amendment No. 36)
             5(c)(1) Portfolio Management Contract, as amended, with Money Managers and Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No.
                      32)

             5(d) Administrative Agreement with Frank Russell Investment Management Company
             6(a)(1)  Distribution Agreement with Russell Fund
                      Distributors, Inc. (incorporated by reference to Post-Effective Amendment No. 38)

             Exhibits

             6(a)(2)  Letter Agreement adding Real Estate Securities Fund to the
                      Distribution Agreement (incorporated by reference to Post-
                      Effective Amendment No. 38)
             6(a)(3)  Letter Agreement adding Fixed Income III, Multistrategy
                      Bond and Emerging Markets Funds to the Distribution
                      Agreement (incorporated by reference to Post-Effective
                      Amendment No. 38)
             6(a)(4)  Letter Agreement adding Equity T Fund to the Distribution
                      Agreement (incorporated by reference to Post-Effective
                      Amendment No. 32)
             6(a)(5)  Letter Agreement adding Aggressive Strategy, Balanced
                      Strategy, Moderate Strategy, Conservative Strategy and
                      Equity Balanced Strategy Funds to the Distribution
                      Agreement (incorporated by reference to Post-Effective
                      Amendment No. 36)
             7        Bonus Plans (none)
             8(a)     Custodian Agreement with State Street Bank and Trust
                      Company (incorporated by reference to Post-Effective
                      Amendment No. 38)
             8(b)     Letter Agreement adding Real Estate Securities Fund to the
                      Custodian Agreement (incorporated by reference to Post-
                      Effective Amendment No. 38)
             8(c)     Letter Agreement adding Fixed Income III and Multistrategy
                      Bond Funds to the Custodian Agreement (incorporated by reference to Post-Effective Amendment No. 38)
             8(d)     Letter Agreement adding Emerging Markets Fund to the
                      Custodian Agreement (incorporated by reference to Post-
                      Effective Amendment No. 38)
             8(e)     Amendment No. 1 to Custodian Agreement with State Street
                      Bank and Trust Company amending Section 3.5 of the
                      Agreement (incorporated by reference to Post-Effective
                      Amendment No. 38)

             Exhibits

             8(f) Form of Amendment to Custodian Agreement with State Street Bank and Trust Company amending Sections 2.2 and 2.7 of the Agreement (incorporated by reference to Post-Effective Amendment No. 38)
             8(g) Amendment to the Custodian Agreement with State Street Bank and 2.7 of the Agreement (incorporated by reference to Post-Effective Amendment No. 38)
             8(h) Amendment to the Fee Schedule of the Custodian Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 38)
             8(i) Amendment to the Custodian Agreement with State Street Bank and Trust Company for addition of Omnibus accounts (incorporated by reference to Post-Effective Amendment No.
                      32)
             8(j) Amendment to the Custodian Agreement with State Street Bank and Trust Company amending Section 7 of the Fee Schedule for all Funds except the Emerging Markets Fund (incorporated by reference to Post-Effective Amendment No.
                      32)
             8(k) Amendment to the Custodian Agreement with State Street Bank and Trust Company amending Section 7 of the Fee Schedule for the Emerging Markets Fund (incorporated by reference to Post-Effective Amendment No. 32)
             8(l) Amendment to the Custodian Agreement with State Street Bank and Trust Company adding Equity T Fund (incorporated by reference to Post-Effective Amendment No. 32)
             8(m) Amendment to the Custodian Agreement with State Street Bank and Trust Company adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds (incorporated by reference to Post-Effective Amendment No. 36)
             9(a)(1) Agency Agreement with Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 38)

             Exhibits

             9(a)(2) Letter Agreement adding Real Estate Securities Fund to the (Transfer) Agency Agreement (incorporated by reference to Post-Effective Amendment No. 38)
             9(a)(3) Letter Agreement adding Fixed III Income, Multistrategy Bond and Emerging Markets Funds to the (Transfer) Agency Agreement (incorporated by reference to Post-Effective Amendment No. 38)
             9(a)(4) Letter Agreement amending Schedule A of the Transfer and Dividend Disbursing Agency Agreement with Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 32)
             9(a)(5) Letter Agreement adding Equity T Fund to the Transfer and Dividend Agency Agreement (incorporated by reference to Post-Effective Amendment No. 32)
             9(a)(6) Letter Agreement adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balanced Strategy Funds to the Transfer and Dividend Disbursing Agency Agreement (incorporated by reference to Post-Effective Amendment No. 36)
             9(b) General forms of Frank Russell Investment Management Company's Asset Management Services Agreements with Bank Trust Departments and with other clients (incorporated by reference to Post-Effective Amendment No. 38)
             9(c) General forms of Frank Russell Investment Management Company's Asset Management Services Agreement with its clients (incorporated by reference to Post-Effective Amendment No. 38)

             Exhibits

             9(d) General form of Frank Russell Investment Management Company's Asset Management Services Agreement with Private Investment Consulting clients of Frank Russell Company (incorporated by reference to Post-Effective Amendment No.
                    38)

             9(e) Shareholder Servicing Plan including forms of related agreements (To be filed by amendment)
             9(f) General Form of Frank Russell Investment Management Company Asset Management Services Agreement with non-compete clause customers (incorporated by reference to Post-Effective Amendment No. 38)

             10     Opinion and Consent of Counsel (To be filed by amendment)


             11(a)  Other Opinions - Consent of Independent Accountants

             11(b)  Limited Power of Attorney with respect to Amendments to the
                    SEC Registration Statements of Frank Russell Investment
                    Company of Frank Russell Investment Company Trustees
                    (incorporated by reference to Post Effective Amendment No.
                    38)
             12     Financial Statements omitted from Item 23 (none)
             13     Agreement related to Initial Capital provided by Frank
                    Russell Company (incorporated by reference to Post-Effective
                    Amendment No. 38)
             14     Model Retirement Plans (none)

             15     Rule 12b-1 Distribution Financing Plan including forms of
                    related agreements (To be filed by amendment)
             16     Schedule of Computation of Performance Calculation
                    (incorporated by reference to Post-Effective Amendment No.
                    39)
             17     Financial Data Schedules for Frank Russell Investment Funds

             18 Multiple Class Plan Pursuant to Rule 18f-3 (To be filed by amendment)

Item 25.  Persons Controlled by or Under Common Control with Registrant

          None

Item 26.  Number of Holders of Securities

      (1)                                                                         (2)
Title of Class*                                            Number of Record Holders as of October 27, 1998
--------------                                             -----------------------------------------------
Shares of beneficial interest
Par Value $0.01
  Equity I                                                                        6,814
  Equity II                                                                       6,515
  Equity III                                                                      1,345
  Equity Q                                                                        6,037
  Equity T                                                                        1,513
  International                                                                   6,873
  Emerging Markets - Class S                                                     20,429
  Emerging Markets  Class E                                                           2
  Fixed Income I                                                                  4,349
  Fixed Income II                                                                 3,249
  Fixed Income III                                                                4,148
  Money Market                                                                    4,157
  Diversified Equity - Class S                                                   17,858
  Diversified Equity - Class E                                                       37
  Special Growth - Class S                                                       17,551
  Special Growth - Class E                                                           40
  Equity Income - Class S                                                         5,995
  Equity Income - Class E                                                             7
  Quantitative Equity - Class S                                                  17,749
  Quantitative Equity - Class E                                                      38
  International Securities - Class S                                             17,250
  International Securities - Class E                                                 37
  Diversified Bond - Class S                                                      7,246
  Diversified Bond - Class E                                                         12
  Volatility Constrained Bond Class S                                             2,543
  Volatility Constrained Bond Class E                                                 1
  Multistrategy Bond - Class S                                                   10,208
  Multistrategy Bond  Class E                                                        26
  Tax Exempt Bond (Previously Limited Volatility Tax Free)                        1,067
  Real Estate Securities Fund - Class S                                          22,351
  Real Estate Securities Fund - Class E                                              24
  U.S. Government Money Market                                                    4,047
  Tax Free Money Market                                                           1,169
  Aggressive Strategy - Class D                                                      17
  Aggressive Strategy - Class E                                                     368
  Balanced Strategy - Class D                                                        25
  Balanced Strategy - Class E                                                       381
  Moderate Strategy - Class D                                                         8
  Moderate Strategy - Class E                                                       113
  Conservative Strategy - Class D                                                     6
  Conservative Strategy - Class E                                                    48
  Equity Balanced Strategy - Class D                                                 12

   Equity Balances Strategy - Class E                       235

Item 27.  Indemnification

          Incorporated by reference to Post-Effective Amendment No. 6.

Item 28.  Business and Other Connections of Investment Advisor

          See Registrant's prospectus sections "The Purpose of the Fund--Multi-Style, Multi-Manager Diversification," "The Money Managers", "Money Manager Profiles," and "General Management of the Funds", the Statement of Additional Information sections "Structure and Governance--Trustees and Officers," and "Operation of Investment Company--Consultant."

Item 29.  Principal Underwriters

          (a)  SSgA Funds
          (b) Russell Fund Distributors, Inc. is the principal underwriter of the Registrant. The directors and officers of Russell Fund Distributors, Inc., their principal business address, and positions and offices with the Registrant and Russell Fund Distributors, Inc. are set forth below:

       Name and                 Positions and                      Position and
  Principal Business            Officers with                      Offices with
        Address                   Registrant                       Underwriter
  ------------------            -------------                      ------------
George F. Russell, Jr.      Chairman of the Board           None
Lynn L. Anderson            Trustee, President, Chief       Director, Chairman of the Board
                            Executive Officer               and Chief Executive Officer
Eric A. Russell             None                            Director and President
Mark E. Swanson             Treasurer and Chief             None
                            Accounting Officer
Karl J. Ege                 Secretary and General Counsel   Secretary and General Counsel
Randall P. Lert             Director of Investments         Director
Linda L. Gutmann            None                            Treasurer
J. David Griswold           Assistant Secretary             Assistant Secretary and Associate
                                                            General Counsel and Chief
                                                            Compliance Officer
Gregory J. Lyons            Assistant Secretary and         Assistant Secretary
                            Associate General Counsel
Mary E. Hughs               None                            Assistant Secretary
Carla L. Anderson           None                            Assistant Secretary
Warren Thompson III         None                            Corporate Tax Counsel
Deedra S. Walkey            Assistant Secretary             None
Amy Osler                   Assistant Secretary             None
John James                  None                            Assistant Secretary
Rick J. Chase               Assistant Treasurer             None
Ryan C. Finnigan            Assistant Treasurer             None

          (c)  Inapplicable.

Item 30.  Location of Accounts and Records

          All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

          FRIC                                      FRIMCo
          ----                                      ------
          Frank Russell Investment Company          Frank Russell Investment
          909 A Street                              Management Company
          Tacoma, Washington 98402                  909 A Street
                                                    Tacoma, Washington 98402

          SS                                        MM
          --                                        --
          State Street Bank & Trust Company         Money Managers
          1776 Heritage Drive JA4N                  See, Prospectus Section
          North Quincy, Massachusetts 02171         "Money Manager Profiles"
                                                    for Names and Addresses

Rule 31a-1
          (a) Records forming basis for financial statements - at principal offices of SS, FRIC, FRIMCo, and MM for each entity
          (b)  FRIC Records:
                 (1)   SS - Journals, etc.
                 (2)   SS - Ledgers, etc.
                 (3)   Inapplicable
                 (4)   FRIC - Corporate charter, etc.
                 (5)   MM - Brokerage orders
                 (6)   MM - Other portfolio purchase orders
                 (7)   SS - Contractual commitments
                 (8)   SS and FRIC - Trial balances
                 (9)   MM - Reasons for brokerage allocations
                 (10)  MM - Persons authorizing purchases and sales
                 (11)  FRIC and MM - Files of advisory material
                 (12)  ---
          (c)  Inapplicable
          (d)  FRIMCo - Broker-dealer records, to the extent applicable
          (e)  Inapplicable
          (f)  FRIMCo and MM - Investment adviser records

Item 31.  Management Services

          None except as described in Parts A and B.

Item 32.  Undertakings

          (c) Registrant has elected to include its Management's discussion of Fund performance required under N-1A, Item 5A in its annual report. Registrant therefore undertakes to provide annual reports without charge to any recipient of a Prospectus who requests the information.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 40 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Tacoma, and State of Washington, on the 10th day of September, 1998.

                       FRANK RUSSELL INVESTMENT COMPANY
                       --------------------------------
                                  Registrant

                       By: /s/Lynn L. Anderson
                           ---------------------------------------
                           Lynn L. Anderson, Trustee and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on September 10, 1998.

Signatures                  Title
----------                  -----

/s/ Lynn L. Anderson        Trustee and President,
------------------------    in his capacity as
Lynn L. Anderson*           Chief Executive Officer

/s/ Mark E. Swanson         Treasurer, in his capacity
------------------------    as Chief Accounting Officer
Mark E. Swanson*

------------------------
Paul E. Anderson*           Trustee

------------------------
Paul Anton, PhD*            Trustee

------------------------
William E. Baxter*          Trustee

------------------------
Lee C. Gingrich*            Trustee

------------------------
Eleanor W. Palmer*          Trustee

------------------------
George F. Russell, Jr.*     Trustee

By: /s/ Gregory J. Lyons    Assistant Secretary
    --------------------
    Gregory J. Lyons

-----------------
* Original Powers of Attorney authorizing the President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary, and each of them singly to sign this Amendment on behalf of each member of the Board of Trustees of Frank Russell Investment Company which have been filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX

Name of Exhibit                                                   Exhibit Number
Amendment to Master Trust Agreement Regarding Record                   1(j)
Dates and Reorganizations

Amendment to Master Trust Agreement Regarding Designations             1(k)
of Sub-Trusts and Shares and the Merger of Certain Sub-Trusts

Amendment to Master Trust Agreement Regarding Establishment            1(l)
of Classes

Advisory Agreement with Frank Russell Investment Management            5(a)
Company

Administrative Agreement with Frank Russell Investment Management      5(d)
Company

Other Opinions - Consent of Independent Accountants                   11(a)

Financial Data Schedules for Frank Russell Investment                 27
Company Funds

                        FRANK RUSSELL INVESTMENT COMPANY

                                FILE NO. 2-71299
                               FILE NO. 811-3153


                                    EXHIBITS

                           Listed in Part C, Item 1(b)
                       To Post-Effective Amendment No. 40
                              and Amendment No. 40
                                       to
                      Registration Statement on Form N-1A
                                     Under
                             Securities Act of 1933
                                      and
                         Investment Company Act of 1940